Securities Act File No. 033-68090

Investment Company Act File No. 811-07988

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 92	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 92	X

LORD ABBETT INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

90 Hudson Street, Jersey City, New Jersey	07302-3973
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 201-6984

Brooke A. Fapohunda, Esq.

Vice President and Assistant Secretary

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
X	on April 1, 2018 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (date) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lord Abbett Investment Trust

PROSPECTUS

APRIL 1, 2018

LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITY FUND	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
	A	LABFX	I	LABYX	R5	BLATX
	B	LABBX	P	LABPX	R6	BLAVX
	C	BFLAX	R2	BLAQX	T	LABTX
	F	BLAFX	R3	BLARX
	F3	LOBFX	R4	BLASX
LORD ABBETT MULTI-ASSET FOCUSED GROWTH FUND (formerly known as “Lord Abbett Diversified Equity Strategy Fund”)
	A	LDSAX	I	LDSYX	R5	LDSTX
	B	LDSBX	P	LDSPX	R6	LDSVX
	C	LDSCX	R2	LDSQX	T	LDVTX
	F	LDSFX	R3	LDSRX
	F3	LDSOX	R4	LDSSX
LORD ABBETT MULTI-ASSET GROWTH FUND
	A	LWSAX	I	LWSYX	R5	LGITX
	B	LWSBX	P	LWSPX	R6	LGIVX
	C	LWSCX	R2	LGIQX	T	LWTTX
	F	LGXFX	R3	LGIRX
	F3	LOWSX	R4	LGIKX
LORD ABBETT MULTI-ASSET INCOME FUND
	A	ISFAX	I	ISFYX	R5	LIXTX
	B	ISFBX	P	ISFPX	R6	LIXVX
	C	ISFCX	R2	LIGQX	T	ISFTX
	F	LIGFX	R3	LIXRX
	F3	ISFOX	R4	LIXSX
LORD ABBETT CONVERTIBLE FUND
	A	LACFX	I	LCFYX	R5	LCFTX
	B	LBCFX	P	LCFPX	R6	LCFVX
	C	LACCX	R2	LBCQX	T	LBCTX
	F	LBFFX	R3	LCFRX
	F3	LOCFX	R4	LCFSX
LORD ABBETT CORE FIXED INCOME FUND
	A	LCRAX	I	LCRYX	R5	LCRTX
	B	LCRBX	P	LCRPX	R6	LCRVX
	C	LCRCX	R2	LCRQX	T	LCITX
	F	LCRFX	R3	LCRRX
	F3	LCROX	R4	LCRSX
LORD ABBETT CORE PLUS BOND FUND
	A	LAPLX	I	LAPIX	R5	LAPVX
	C	LAPCX	R2	LAPTX	R6	LAPWX
	F	LPLFX	R3	LAPQX	T	LAKTX
	F3	LOPLX	R4	LAPUX
LORD ABBETT CORPORATE BOND FUND
	A	LBCAX	I	LICIX	R5	LBCUX
	C	LBCCX	R2	LCBQX	R6	LBCVX
	F	LCCFX	R3	LRCBX	T	LCBTX
	F3	LBCOX	R4	LBCSX
LORD ABBETT HIGH YIELD FUND
	A	LHYAX	I	LAHYX	R5	LHYTX
	B	LHYBX	P	LHYPX	R6	LHYVX
	C	LHYCX	R2	LHYQX	T	LHITX
	F	LHYFX	R3	LHYRX
	F3	LHYOX	R4	LHYSX
LORD ABBETT INCOME FUND
	A	LAGVX	I	LAUYX	R5	LAUTX
	B	LAVBX	P	N/A	R6	LAUVX
	C	LAUSX	R2	LAUQX	T	LAOTX
	F	LAUFX	R3	LAURX
	F3	LOGVX	R4	LAUKX
LORD ABBETT INFLATION FOCUSED FUND
	A	LIFAX	I	LIFIX	R5	LIFTX
	C	LIFCX	R2	LIFQX	R6	LIFVX
	F	LIFFX	R3	LIFRX	T	LILTX
	F3	LIFOX	R4	LIFKX
LORD ABBETT SHORT DURATION CORE BOND FUND
	A	LDCAX	I	LSCIX	R5	LSCUX
	C	LDCCX	R2	LSCQX	R6	LDCVX
	F	LDCFX	R3	LDCRX	T	LDCTX
	F3	LSCOX	R4	LSCSX
LORD ABBETT SHORT DURATION INCOME FUND
	A	LALDX	I	LLDYX	R5	LDLTX
	B	LLTBX	P	N/A	R6	LDLVX
	C	LDLAX	R2	LDLQX	T	LDITX
	F	LDLFX	R3	LDLRX
	F3	LOLDX	R4	LDLKX
LORD ABBETT TOTAL RETURN FUND
	A	LTRAX	I	LTRYX	R5	LTRTX
	B	LTRBX	P	LTRPX	R6	LTRHX
	C	LTRCX	R2	LTRQX	T	LRETX
	F	LTRFX	R3	LTRRX
	F3	LTROX	R4	LTRKX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

MORE INFORMATION ABOUT THE FUNDS
	Investment Objective	190
	Principal Investment Strategies	191
	Principal Risks	251
	Additional Operational Risks	400
	Disclosure of Portfolio Holdings	404
	Management and Organization of the Funds	404

APPENDIX
	Appendix A: Intermediary-Specific Sales Charge Reductions and Waivers	A-1
	Appendix B: Underlying Funds of the Funds-of-Funds	B-1

MULTI-ASSET BALANCED OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 423 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	B	C	F, F3, I, P, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	5.00%	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	F3	I	P

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	None	0.45%

Other Expenses	0.16%	0.16%	0.16%	0.16%	0.08%	0.16%	0.16%

Acquired Fund Fees and Expenses	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%

Total Annual Fund Operating Expenses	1.20%	1.95%	1.95%	1.05%	0.87%	0.95%	1.40%

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	0.16%	0.16%	0.16%	0.16%	0.08%	0.16%

Acquired Fund Fees and Expenses	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%

Total Annual Fund Operating Expenses	1.55%	1.45%	1.20%	0.95%	0.87%	1.20%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$345	$597	$870	$1,647	$345	$597	$870	$1,647

Class B Shares	$698	$912	$1,252	$2,080	$198	$612	$1,052	$2,080

Class C Shares	$298	$612	$1,052	$2,275	$198	$612	$1,052	$2,275

Class F Shares	$107	$334	$579	$1,283	$107	$334	$579	$1,283

Class F3 Shares	$89	$278	$482	$1,073	$89	$278	$482	$1,073

Class I Shares	$97	$303	$525	$1,166	$97	$303	$525	$1,166

Class P Shares	$143	$443	$766	$1,680	$143	$443	$766	$1,680

Class R2 Shares	$158	$490	$845	$1,845	$158	$490	$845	$1,845

Class R3 Shares	$148	$459	$792	$1,735	$148	$459	$792	$1,735

Class R4 Shares	$122	$381	$660	$1,455	$122	$381	$660	$1,455

Class R5 Shares	$97	$303	$525	$1,166	$97	$303	$525	$1,166

Class R6 Shares	$89	$278	$482	$1,073	$89	$278	$482	$1,073

Class T Shares	$369	$621	$893	$1,668	$369	$621	$893	$1,668

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in U.S. equity securities and fixed income securities and select foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Through the underlying funds, the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include warrants, rights offerings, convertible securities, and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.
•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord, Abbett & Co. LLC to be of comparable quality.

•

Foreign securities (including emerging market securities and American Depository Receipts (“ADRs”), which may be traded on a U.S. or non-U.S. securities exchange and may be denominated in non-U.S. currencies.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio management team. The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund may sell or reallocate its investments among the underlying funds to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. Lord, Abbett & Co. LLC is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

•

New Underlying Fund Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds fail to produce the intended results, the Fund and/or the underlying funds may not achieve their respective objectives. There can be

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If an underlying fund overweights a single industry or sector relative to its benchmark index, the underlying fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and small company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.
•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord, Abbett & Co. LLC to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filling for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds) or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Certain of the underlying funds may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that an underlying fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F3 or T shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +15.78%	Worst Quarter 4th Q ’08 -15.60%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	8.00%	7.36%	5.24%	—

After Taxes on Distributions	6.00%	5.31%	3.64%	—

After Taxes on Distributions and Sale of Fund Shares	5.18%	5.08%	3.57%	—

Class B Shares	4.71%	6.74%	4.88%	—

Class C Shares	8.73%	7.07%	4.74%	—

Class F Shares	10.76%	8.03%	5.68%	—

Class I Shares	10.86%	8.14%	5.78%	—

Class P Shares	10.32%	7.65%	5.31%	—

Class R2 Shares	10.15%	7.49%	5.29%	—

Class R3 Shares	10.25%	7.59%	5.26%	—

Class R4 Shares	10.53%	—	—	5.80%	6/30/2015

Class R5 Shares	10.75%	—	—	6.05%	6/30/2015

Class R6 Shares	10.88%	—	—	6.07%	6/30/2015

Index

Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	21.69%	15.71%	8.59%	12.83%	6/30/2015

40% Russell 1000® Index/30% Bloomberg Barclays U.S. Aggregate Bond Index/20% ICE BofAML U.S. High Yield Constrained Index/10% MSCI EAFE® Index with Gross Dividends (reflects no deduction for fees, expenses, or taxes)	13.51%	8.91%	6.77%	8.11%	6/30/2015

Morningstar Average

Morningstar Allocation 50-70% Equity Category Average (reflects no deduction for sales charges or taxes)	13.35%	8.17%	5.42%	6.84%	6/30/2015

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Giulio Martini, Partner and Director of Strategic Asset Allocation	2015

Robert A. Lee, Partner and Chief Investment Officer	2016

Jeffrey O. Herzog, Portfolio Manager	2016

David B. Ritt, Portfolio Manager	2016

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET FOCUSED GROWTH FUND
(formerly known as “Lord Abbett Diversified Equity Strategy Fund”)

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 423 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	B	C	F, F3, I, P, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	5.00%	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	F3	I	P

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	None	0.45%

Other Expenses	0.31%	0.31%	0.31%	0.31%	0.20%	0.31%	0.31%

Acquired Fund Fees and Expenses	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%

Total Annual Fund Operating Expenses	1.37%	2.12%	2.12%	1.22%	1.01%	1.12%	1.57%

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	0.31%	0.31%	0.31%	0.31%	0.20%	0.31%

Acquired Fund Fees and Expenses	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%

Total Annual Fund Operating Expenses	1.72%	1.62%	1.37%	1.12%	1.01%	1.37%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$361	$649	$958	$1,834	$361	$649	$958	$1,834

Class B Shares	$715	$964	$1,339	$2,261	$215	$664	$1,139	$2,261

Class C Shares	$315	$664	$1,139	$2,452	$215	$664	$1,139	$2,452

Class F Shares	$124	$387	$670	$1,477	$124	$387	$670	$1,477

Class F3 Shares	$103	$322	$558	$1,236	$103	$322	$558	$1,236

Class I Shares	$114	$356	$617	$1,363	$114	$356	$617	$1,363

Class P Shares	$160	$496	$855	$1,867	$160	$496	$855	$1,867

Class R2 Shares	$175	$542	$933	$2,030	$175	$542	$933	$2,030

Class R3 Shares	$165	$511	$881	$1,922	$165	$511	$881	$1,922

Class R4 Shares	$139	$434	$750	$1,646	$139	$434	$750	$1,646

Class R5 Shares	$114	$356	$617	$1,363	$114	$356	$617	$1,363

Class R6 Shares	$103	$322	$558	$1,236	$103	$322	$558	$1,236

Class T Shares	$386	$673	$981	$1,855	$386	$673	$981	$1,855

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, when the Fund pursued a different investment strategy, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in equity securities and, to a lesser extent, in fixed income securities of U.S. and select foreign (including emerging market) companies of all sizes. The Fund tactically allocates its assets among these asset classes in response to market conditions or to capitalize on investment opportunities. With respect to its investments in equity securities, the Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Through the underlying funds, the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include warrants, rights offerings, convertible securities, and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.
•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Foreign securities, including emerging market securities and American Depositary Receipts (“ADRs”), which may be traded on a U.S. or non-U.S. securities exchange and may be denominated in non-U.S. currencies.

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, sovereign debt securities, convertible securities, senior loans (including bank loans), inflation-linked investments, inverse floaters, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord, Abbett & Co. LLC to be of comparable quality.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. To the extent that the Fund invests directly in derivatives, the Fund may do so for a variety of reasons, including to hedge certain market or interest rate risks. The Fund may also invest directly in derivatives for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds.

The Fund may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio management team. The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund may sell or reallocate its investments among the underlying funds to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. Lord, Abbett & Co. LLC is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

•

New Underlying Fund Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds fail to produce the intended results, the Fund and/or the underlying funds may not achieve their respective objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives and other instruments will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If an underlying fund overweights a single industry or sector relative to its benchmark index, the underlying fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and small company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

less liquid than equity securities of larger companies, especially over the short term. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans, including bank loans, are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets.

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord, Abbett & Co. LLC to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Municipal Securities Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds) or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Certain of the underlying funds may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that an underlying fund invests in convertible securities, and the

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

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•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Before May 1, 2017, the Fund pursued a different investment strategy under the name “Lord Abbett Diversified Equity Strategy Fund” and may have achieved materially different performance results under its current investment strategy from that shown for periods before May 1, 2017. No performance is shown for Class F3 shares because this class has not completed a full calendar

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

year of operations. No performance is shown for Class P shares because the Fund has no Class P shares outstanding. No performance is shown for Class T shares because the Fund has not issued Class T shares.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +18.91%	Worst Quarter 3rd Q ’11 -20.38%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges. The Morningstar Allocation 85%+ Equity Category Average was established by Morningstar to help investors make meaningful comparisons between mutual funds that invest in multiple asset classes, including equities, fixed income securities, and cash, and which typically have equity exposure of over 85% of the fund’s assets.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	13.48%	11.48%	5.98%	—

After Taxes on Distributions	10.11%	8.51%	4.47%	—

After Taxes on Distributions and Sales of Fund Shares	9.90%	8.65%	4.54%	—

Class B Shares	10.34%	10.90%	5.62%	—

Class C Shares	14.33%	11.17%	5.48%	—

Class F Shares	16.31%	12.15%	6.41%	—

Class I Shares	16.46%	12.27%	6.52%	—

Class R2 Shares	15.81%	11.36%	5.94%	—

Class R3 Shares	15.90%	11.72%	6.01%	—

Class R4 Shares	16.17%	—	—	7.13%	6/30/2015

Class R5 Shares	16.52%	—	—	7.42%	6/30/2015

Class R6 Shares	16.56%	—	—	7.43%	6/30/2015

Index

Russell 1000® Index (reflects no deduction for sales charges or taxes)	21.69%	15.71%	8.59%	12.83%	6/30/2015

70% Russell 1000® Index/20% MSCI EAFE® Index with Gross Dividends/5% ICE BofAML U.S. High Yield Constrained Index/5% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	20.77%	13.08%	7.22%	11.00%	6/30/2015

Morningstar Average

Morningstar Allocation 85%+ Equity Category Average (reflects no deduction for sales charges or taxes)	19.02%	11.25%	5.65%	8.76%	6/30/2015

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Giulio Martini, Partner and Director of Strategic Asset Allocation	2015

Robert A. Lee, Partner and Chief Investment Officer	2016

Jeffrey O. Herzog, Portfolio Manager	2016

David B. Ritt, Portfolio Manager	2016

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

MULTI-ASSET GROWTH FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term capital appreciation and growth of income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 423 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	B	C	F, F3, I, P, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	5.00%	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	F3	I	P

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	None	0.45%

Other Expenses	0.18%	0.18%	0.18%	0.18%	0.09%	0.18%	0.18%

Acquired Fund Fees and Expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Total Annual Fund Operating Expenses	1.23%	1.98%	1.98%	1.08%	0.89%	0.98%	1.43%

PROSPECTUS – MULTI-ASSET GROWTH FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	0.18%	0.18%	0.18%	0.18%	0.09%	0.18%

Acquired Fund Fees and Expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Total Annual Fund Operating Expenses	1.58%	1.48%	1.23%	0.98%	0.89%	1.23%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$347	$607	$885	$1,680	$347	$607	$885	$1,680

Class B Shares	$701	$921	$1,268	$2,113	$201	$621	$1,068	$2,113

Class C Shares	$301	$621	$1,068	$2,306	$201	$621	$1,068	$2,306

Class F Shares	$110	$343	$595	$1,317	$110	$343	$595	$1,317

Class F3 Shares	$91	$284	$493	$1,096	$91	$284	$493	$1,096

Class I Shares	$100	$312	$542	$1,201	$100	$312	$542	$1,201

Class P Shares	$146	$452	$782	$1,713	$146	$452	$782	$1,713

Class R2 Shares	$161	$499	$860	$1,878	$161	$499	$860	$1,878

Class R3 Shares	$151	$468	$808	$1,768	$151	$468	$808	$1,768

Class R4 Shares	$125	$390	$676	$1,489	$125	$390	$676	$1,489

Class R5 Shares	$100	$312	$542	$1,201	$100	$312	$542	$1,201

Class R6 Shares	$91	$284	$493	$1,096	$91	$284	$493	$1,096

Class T Shares	$372	$631	$909	$1,701	$372	$631	$909	$1,701

PROSPECTUS – MULTI-ASSET GROWTH FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in U.S. equity securities and select fixed income securities and foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Through the underlying funds, the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include warrants, rights offerings, convertible securities, and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.
•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred

PROSPECTUS – MULTI-ASSET GROWTH FUND

to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord, Abbett & Co. LLC to be of comparable quality.

•	Foreign securities (including emerging market securities and ADRs), which may be traded on a U.S. or non-U.S. securities exchange and may be denominated in non-U.S. currencies.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio management team. The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund may sell or reallocate its investments among the underlying funds to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PROSPECTUS – MULTI-ASSET GROWTH FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. Lord, Abbett & Co. LLC is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

•

New Underlying Fund Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds fail to produce the intended results, the Fund and/or the underlying funds may not achieve their respective objectives. There can be

PROSPECTUS – MULTI-ASSET GROWTH FUND

no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If an underlying fund overweights a single industry or sector relative to its benchmark index, the underlying fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and small company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade

PROSPECTUS – MULTI-ASSET GROWTH FUND

less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.
•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord, Abbett & Co. LLC to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate

PROSPECTUS – MULTI-ASSET GROWTH FUND

sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds) or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage

PROSPECTUS – MULTI-ASSET GROWTH FUND

obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank

PROSPECTUS – MULTI-ASSET GROWTH FUND

monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Certain of the underlying funds may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or

PROSPECTUS – MULTI-ASSET GROWTH FUND

additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that an underlying fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

PROSPECTUS – MULTI-ASSET GROWTH FUND

•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F3 shares because this class has not completed a full calendar year of operations. No performance is shown for Class P shares because the Fund has no Class P shares outstanding. No performance is shown for Class T shares because the Fund has not issued Class T shares.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be

PROSPECTUS – MULTI-ASSET GROWTH FUND

lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +18.83%	Worst Quarter 4th Q ’08 -17.93%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – MULTI-ASSET GROWTH FUND

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	8.99%	8.58%	5.53%	—

After Taxes on Distributions	6.74%	6.31%	3.92%	—

After Taxes on Distributions and Sale of Fund Shares	6.09%	6.13%	3.88%	—

Class B Shares	5.67%	7.98%	5.18%	—

Class C Shares	9.73%	8.29%	5.03%	—

Class F Shares	11.69%	9.25%	5.96%	—

Class I Shares	11.79%	9.36%	6.07%	—

Class R2 Shares	11.14%	8.71%	5.56%	—

Class R3 Shares	11.29%	8.83%	5.56%	—

Class R4 Shares	11.48%	—	—	6.58%	6/30/2015

Class R5 Shares	11.84%	—	—	6.86%	6/30/2015

Class R6 Shares	12.00%	—	—	6.91%	6/30/2015

Index

Russell 1000® Index (reflects no deduction for sales charges or taxes)	21.69%	15.71%	8.59%	12.83%	6/30/2015

50% Russell 1000® Index/30% ICE BofAML U.S. High Yield Constrained Index/15% MSCI EAFE® Index with Gross Dividends/5% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	16.90%	10.96%	7.43%	9.74%	6/30/2015

Morningstar Average

Morningstar Allocation 70-85% Equity Category Average (reflects no deduction for sales charges or taxes)	16.31%	9.39%	5.25%	7.51%	6/30/2015

PROSPECTUS – MULTI-ASSET GROWTH FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Giulio Martini, Partner and Director of Strategic Asset Allocation	2015

Robert A. Lee, Partner and Chief Investment Officer	2016

Jeffrey O. Herzog, Portfolio Manager	2016

David B. Ritt, Portfolio Manager	2016

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

PROSPECTUS – MULTI-ASSET GROWTH FUND

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET INCOME FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 423 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	B	C	F, F3, I, P, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	5.00%	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	F3	I	P

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	None	0.45%

Other Expenses	0.14%	0.14%	0.14%	0.14%	0.08%	0.14%	0.14%

Acquired Fund Fees and Expenses	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%

Total Annual Fund Operating Expenses	1.18%	1.93%	1.93%	1.03%	0.87%	0.93%	1.38%

PROSPECTUS – MULTI-ASSET INCOME FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	0.14%	0.14%	0.14%	0.14%	0.08%	0.14%

Acquired Fund Fees and Expenses	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%

Total Annual Fund Operating Expenses	1.53%	1.43%	1.18%	0.93%	0.87%	1.18%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$343	$591	$859	$1,625	$343	$591	$859	$1,625

Class B Shares	$696	$906	$1,242	$2,059	$196	$606	$1,042	$2,059

Class C Shares	$296	$606	$1,042	$2,254	$196	$606	$1,042	$2,254

Class F Shares	$105	$328	$569	$1,259	$105	$328	$569	$1,259

Class F3 Shares	$89	$278	$482	$1,073	$89	$278	$482	$1,073

Class I Shares	$95	$296	$515	$1,143	$95	$296	$515	$1,143

Class P Shares	$140	$437	$755	$1,657	$140	$437	$755	$1,657

Class R2 Shares	$156	$483	$834	$1,824	$156	$483	$834	$1,824

Class R3 Shares	$146	$452	$782	$1,713	$146	$452	$782	$1,713

Class R4 Shares	$120	$375	$649	$1,432	$120	$375	$649	$1,432

Class R5 Shares	$95	$296	$515	$1,143	$95	$296	$515	$1,143

Class R6 Shares	$89	$278	$482	$1,073	$89	$278	$482	$1,073

Class T Shares	$367	$615	$883	$1,646	$367	$615	$883	$1,646

PROSPECTUS – MULTI-ASSET INCOME FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in fixed income securities and select U.S. equity securities and foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Through the underlying funds, the Fund’s assets are allocated primarily to the following types of investments:

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord, Abbett & Co. LLC to be of comparable quality.

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include warrants, rights offerings, convertible securities, and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

PROSPECTUS – MULTI-ASSET INCOME FUND

•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•	Foreign securities (including emerging market securities and ADRs), which may be traded on a U.S. or non-U.S. securities exchange and may be denominated in non-U.S. currencies.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio management team. The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

The Fund may sell or reallocate its investments among the underlying funds to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PROSPECTUS – MULTI-ASSET INCOME FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. Lord, Abbett & Co. LLC is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

•

New Underlying Fund Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds fail to produce the intended results, the Fund and/or the underlying funds may not achieve their respective objectives. There can be

PROSPECTUS – MULTI-ASSET INCOME FUND

no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord, Abbett & Co. LLC to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

PROSPECTUS – MULTI-ASSET INCOME FUND

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds) or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

PROSPECTUS – MULTI-ASSET INCOME FUND

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

PROSPECTUS – MULTI-ASSET INCOME FUND

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If an underlying fund overweights a single industry or sector relative to its benchmark index, the underlying fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and small company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also

PROSPECTUS – MULTI-ASSET INCOME FUND

is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Certain of the underlying funds may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or

PROSPECTUS – MULTI-ASSET INCOME FUND

additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that an underlying fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

PROSPECTUS – MULTI-ASSET INCOME FUND

•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F3 or T shares because these classes have not completed a full calendar year of operations. No performance is shown for Class P shares because the Fund has no Class P shares outstanding.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – MULTI-ASSET INCOME FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +13.95%	Worst Quarter 4th Q ’08 -13.15%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – MULTI-ASSET INCOME FUND

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	6.69%	5.26%	5.61%	—

After Taxes on Distributions	5.15%	3.15%	3.56%	—

After Taxes on Distributions and Sale of Fund Shares	3.95%	3.25%	3.59%	—

Class B Shares	3.29%	4.60%	5.24%	—

Class C Shares	7.29%	4.95%	5.09%	—

Class F Shares	9.34%	5.90%	6.04%	—

Class I Shares	9.35%	5.99%	6.14%	—

Class R2 Shares	8.68%	5.36%	5.68%	—

Class R3 Shares	8.83%	5.47%	5.62%	—

Class R4 Shares	9.13%	—	—	5.04%	6/30/2015

Class R5 Shares	9.42%	—	—	5.31%	6/30/2015

Class R6 Shares	9.51%	—	—	5.33%	6/30/2015

Index

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for sales charges or taxes)	3.54%	2.10%	4.01%	2.73%	6/30/2015

45% Bloomberg Barclays U.S. Aggregate Bond Index/25% ICE BofAML U.S. High Yield Constrained Index/20% Russell 1000® Index/10% MSCI EAFE® Index with Gross Dividends (reflects no deduction for fees, expenses, or taxes)	10.10%	6.39%	6.05%	6.29%	6/30/2015

Morningstar Average

Morningstar Allocation 30-50% Equity Category Average (reflects no deduction for sales charges or taxes)	9.93%	5.70%	4.55%	5.34%	6/30/2015

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

PROSPECTUS – MULTI-ASSET INCOME FUND

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Giulio Martini, Partner and Director of Strategic Asset Allocation	2015

Robert A. Lee, Partner and Chief Investment Officer	2016

Jeffrey O. Herzog, Portfolio Manager	2016

David B. Ritt, Portfolio Manager	2016

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

PROSPECTUS – MULTI-ASSET INCOME FUND

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MULTI-ASSET INCOME FUND

CONVERTIBLE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 423 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	B	C	F, F3, I, P, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	5.00%	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	F3	I	P

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.82%(4)	0.10%	None	None	0.45%

Other Expenses	0.14%	0.14%	0.14%	0.14%	0.12%	0.14%	0.14%

Total Annual Fund Operating Expenses	1.04%	1.84%	1.66%	0.94%	0.82%	0.84%	1.29%

PROSPECTUS – CONVERTIBLE FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	0.14%	0.14%	0.14%	0.14%	0.12%	0.14%

Total Annual Fund Operating Expenses	1.44%	1.34%	1.09%	0.84%	0.82%	1.09%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$329	$548	$786	$1,467	$329	$548	$786	$1,467

Class B Shares	$687	$879	$1,195	$1,949	$187	$579	$995	$1,949

Class C Shares	$269	$523	$902	$1,965	$169	$523	$902	$1,965

Class F Shares	$96	$300	$520	$1,155	$96	$300	$520	$1,155

Class F3 Shares	$84	$262	$455	$1,014	$84	$262	$455	$1,014

Class I Shares	$86	$268	$466	$1,037	$86	$268	$466	$1,037

Class P Shares	$131	$409	$708	$1,556	$131	$409	$708	$1,556

Class R2 Shares	$147	$456	$787	$1,724	$147	$456	$787	$1,724

Class R3 Shares	$136	$425	$734	$1,613	$136	$425	$734	$1,613

Class R4 Shares	$111	$347	$601	$1,329	$111	$347	$601	$1,329

Class R5 Shares	$86	$268	$466	$1,037	$86	$268	$466	$1,037

Class R6 Shares	$84	$262	$455	$1,014	$84	$262	$455	$1,014

Class T Shares	$358	$588	$836	$1,545	$358	$588	$836	$1,545

PROSPECTUS – CONVERTIBLE FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 224% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of convertible securities issued by U.S. and foreign companies. Convertible securities may include corporate bonds, debentures, notes, preferred stocks, and any other securities that can be exchanged for equity securities or provide an opportunity for equity participation. For purposes of this 80% policy, the Fund also may invest in synthetic convertible securities and convertible structured notes created by other parties such as investment banks. Under normal conditions, the Fund intends to maintain its average weighted maturity at between five and twenty years.

The Fund may invest in both investment grade convertible securities and lower-rated (commonly referred to as “high-yield” or “junk”) convertible securities or, if unrated, determined by Lord, Abbett & Co. LLC to be of comparable quality. Reflecting the current universe of convertible securities, a significant portion of the Fund’s convertible securities may be rated below investment grade. The Fund may invest in companies of all sizes and may from time to time invest a significant amount of its assets in securities of small and mid-sized companies.

The Fund may invest up to 20% of its net assets in non-convertible debt or equity securities. In addition, the Fund may invest up to 20% of its net assets in foreign securities. The Fund defines foreign securities as securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management

PROSPECTUS – CONVERTIBLE FUND

purposes. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund uses fundamental, bottom-up analysis to identify convertible securities portfolio management believes are undervalued and that potentially may increase total return and reduce downside risk. Portfolio management will work toward reducing risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-

PROSPECTUS – CONVERTIBLE FUND

rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank

PROSPECTUS – CONVERTIBLE FUND

monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.
•

Call Risk: A substantial portion of bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. Issuers may call outstanding bonds when there is a decline in interest rates, when credit spreads change, or when the issuer’s credit quality improves, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune

PROSPECTUS – CONVERTIBLE FUND

times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited

PROSPECTUS – CONVERTIBLE FUND

ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and small company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered generally riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

PROSPECTUS – CONVERTIBLE FUND

•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in

PROSPECTUS – CONVERTIBLE FUND

the future. No performance is shown for Class F3 shares because this class has not completed a full calendar year of operations. No performance is shown for Class T shares because the Fund has not issued Class T shares.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +12.83%	Worst Quarter 3rd Q ’08 -16.39%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – CONVERTIBLE FUND

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	13.90%	9.45%	5.47%	—

After Taxes on Distributions	12.87%	7.05%	3.66%	—

After Taxes on Distributions and Sale of Fund Shares	8.01%	6.43%	3.52%	—

Class B Shares	10.66%	8.80%	5.08%	—

Class C Shares	14.84%	9.26%	5.04%	—

Class F Shares	16.67%	10.07%	5.87%	—

Class I Shares	16.78%	10.18%	5.97%	—

Class P Shares	16.30%	9.76%	5.53%	—

Class R2 Shares	16.19%	9.53%	5.44%	—

Class R3 Shares	16.21%	9.63%	5.46%	—

Class R4 Shares	16.60%	—	—	6.90%	6/30/2015

Class R5 Shares	16.88%	—	—	7.18%	6/30/2015

Class R6 Shares	16.87%	—	—	7.21%	6/30/2015

Index

ICE BofAML All Convertibles, All Qualities Index (reflects no deduction for fees, expenses, or taxes)	13.70%	10.74%	7.35%	6.68%	6/30/2015

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Alan R. Kurtz, Portfolio Manager	2003

Robert A. Lee, Partner and Chief Investment Officer	2013

Steven F. Rocco, Partner and Director of Taxable Fixed Income	2014

PROSPECTUS – CONVERTIBLE FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CONVERTIBLE FUND

CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 423 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	B	C	F, F3, I, P, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	5.00%	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	F3	I	P

Management Fees	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.82%(4)	0.10%	None	None	0.45%

Other Expenses	0.20%	0.20%	0.20%	0.20%	0.09%	0.20%	0.20%

Total Annual Fund Operating Expenses	0.63%	1.43%	1.25%	0.53%	0.32%	0.43%	0.88%

Fee Waiver and/or Expense Reimbursement	None	None	None	None	None	(0.04)%(5)	None

Total Annual Fund Operating Expenses After Management Fee Waiver	0.63%(6)	1.43%(6)	1.25%(6)	0.53%	0.32%(6)	0.39%(6)	0.88%

PROSPECTUS – CORE FIXED INCOME FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	0.20%	0.20%	0.20%	0.20%	0.09%	0.20%

Total Annual Fund Operating Expenses	1.03%(6)	0.93%	0.68%(6)	0.43%(6)	0.32%	0.68%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)

For the period from April 1, 2018 through March 31, 2019, Lord, Abbett & Co. LLC has contractually agreed to waive the Fund’s Class I shareholder servicing expenses at the annual rate of 0.04% of the Fund’s average daily net assets. This agreement may be terminated only by the Fund’s Board of Trustees.

(6)	These amounts have been updated from fiscal year amounts to include current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – CORE FIXED INCOME FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$288	$422	$568	$994	$288	$422	$568	$994

Class B Shares	$646	$752	$982	$1,495	$146	$452	$782	$1,495

Class C Shares	$227	$397	$686	$1,511	$127	$397	$686	$1,511

Class F Shares	$54	$170	$296	$665	$54	$170	$296	$665

Class F3 Shares	$33	$103	$180	$406	$33	$103	$180	$406

Class I Shares	$40	$134	$237	$538	$40	$134	$237	$538

Class P Shares	$90	$281	$488	$1,084	$90	$281	$488	$1,084

Class R2 Shares	$105	$328	$569	$1,259	$105	$328	$569	$1,259

Class R3 Shares	$95	$296	$515	$1,143	$95	$296	$515	$1,143

Class R4 Shares	$69	$218	$379	$847	$69	$218	$379	$847

Class R5 Shares	$44	$138	$241	$542	$44	$138	$241	$542

Class R6 Shares	$33	$103	$180	$406	$33	$103	$180	$406

Class T Shares	$318	$462	$619	$1,075	$318	$462	$619	$1,075

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 466% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund primarily invests in the following types of fixed income securities:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

•	Investment grade debt securities of U.S. issuers;
•	Investment grade debt securities of non-U.S. issuers that are denominated in U.S. dollars;
•	Mortgage-backed, mortgage-related, and other asset-backed securities;
•	Inflation-linked investments;
•	Senior loans, including bridge loans, novations, assignments, and participations; and

PROSPECTUS – CORE FIXED INCOME FUND

•	Derivative instruments, including options, futures contracts, forward contracts, and swap agreements.

The Fund may invest up to 10% of its net assets in floating or adjustable rate senior loans. The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the U.S. bond market’s duration as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (which was approximately 6.13 years as of February 15, 2018). The duration of a security takes into account the expected pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

In addition, the Fund may invest in derivatives. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of commercial mortgage-backed securities (CMBS)), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Fund employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund applies proprietary filters to this analysis to determine security selection, sector

PROSPECTUS – CORE FIXED INCOME FUND

exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

PROSPECTUS – CORE FIXED INCOME FUND

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

PROSPECTUS – CORE FIXED INCOME FUND

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging

PROSPECTUS – CORE FIXED INCOME FUND

markets may be considered generally riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop.
•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

PROSPECTUS – CORE FIXED INCOME FUND

•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F3 shares because this class has not completed a full calendar year of operations. No performance is shown for Class T shares because the Fund has not issued Class T shares.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

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Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +5.43%	Worst Quarter 4th Q ’16 -2.99%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

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Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	0.91%	1.34%	3.98%	—

After Taxes on Distributions	-0.08%	0.32%	2.51%	—

After Taxes on Distributions and Sale of Fund Shares	0.51%	0.55%	2.51%	—

Class B Shares	-2.57%	0.64%	3.59%	—

Class C Shares	1.62%	1.17%	3.55%	—

Class F Shares	3.36%	1.93%	4.35%	—

Class I Shares	3.46%	2.03%	4.46%	—

Class P Shares	4.23%	1.84%	4.12%	—

Class R2 Shares	2.84%	1.42%	3.84%	—

Class R3 Shares	2.96%	1.51%	3.95%	—

Class R4 Shares	3.20%	—	—	2.25%	6/30/2015

Class R5 Shares	3.46%	—	—	2.51%	6/30/2015

Class R6 Shares	3.58%	—	—	2.61%	6/30/2015

Index

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.10%	4.01%	2.73%	6/30/2015

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Kewjin Yuoh, Partner and Portfolio Manager	2010

Robert A. Lee, Partner and Chief Investment Officer	1998

Andrew H. O’Brien, Partner and Portfolio Manager	1998

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below.

PROSPECTUS – CORE FIXED INCOME FUND

Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CORE FIXED INCOME FUND

CORE PLUS BOND FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 423 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	C	F, F3, I, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	F3	I

Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%

Distribution and Service (12b-1) Fees	0.20%	0.92%(4)	0.10%	None	None

Other Expenses	2.03%	2.03%	2.03%	2.02%	2.03%

Total Annual Fund Operating Expenses	2.51%	3.23%	2.41%	2.30%	2.31%

Fee Waiver and/or Expense Reimbursement(5)	(1.83)%	(1.83)%	(1.83)%	(1.83)%	(1.85)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	0.68%	1.40%	0.58%	0.47%(6)	0.46%

PROSPECTUS – CORE PLUS BOND FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	2.03%	2.03%	2.03%	2.03%	2.02%	2.03%

Total Annual Fund Operating Expenses	2.91%	2.81%	2.56%	2.31%	2.30%	2.56%

Fee Waiver and/or Expense Reimbursement(5)	(1.83)%	(1.83)%	(1.83)%	(1.83)%	(1.83)%	(1.83)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.08%	0.98%	0.73%	0.48%	0.47%(6)	0.73%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)

For the period from April 1, 2018 through March 31, 2019, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and acquired fund fees and expenses, to an annual rate of 0.47% for each of Class F3 and R6, 0.46% for Class I, and to an annual rate of 0.48% for each other class. This agreement may be terminated only by the Fund’s Board of Trustees.

(6)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – CORE PLUS BOND FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$293	$818	$1,369	$2,871	$293	$818	$1,369	$2,871

Class C Shares	$243	$824	$1,529	$3,405	$143	$824	$1,529	$3,405

Class F Shares	$59	$576	$1,119	$2,606	$59	$576	$1,119	$2,606

Class F3 Shares	$48	$542	$1,063	$2,493	$48	$542	$1,063	$2,493

Class I Shares	$47	$543	$1,066	$2,502	$47	$543	$1,066	$2,502

Class R2 Shares	$110	$728	$1,371	$3,102	$110	$728	$1,371	$3,102

Class R3 Shares	$100	$697	$1,321	$3,005	$100	$697	$1,321	$3,005

Class R4 Shares	$75	$622	$1,196	$2,758	$75	$622	$1,196	$2,758

Class R5 Shares	$49	$545	$1,068	$2,504	$49	$545	$1,068	$2,504

Class R6 Shares	$48	$542	$1,063	$2,493	$48	$542	$1,063	$2,493

Class T Shares	$323	$856	$1,416	$2,939	$323	$856	$1,416	$2,939

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 396% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a variety of fixed income securities. The Fund will invest primarily in investment grade debt securities, but also may invest up to 35% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord, Abbett & Co. LLC to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below. The Fund may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 25% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies. The Fund’s investments in the securities of foreign issuers may include investments in and/or tied economically to emerging markets.

PROSPECTUS – CORE PLUS BOND FUND

The Fund generally may invest in the following types of debt securities:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
•	Corporate debt securities;
•

Mortgage-backed, mortgage-related and other asset-backed securities, including collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, and stripped mortgage-backed securities (SMBS);

•	Inflation-linked investments; and
•	Senior loans, including bridge loans, novations, assignments, and participations. The Fund may invest up to 10% of its net assets in floating or adjustable rate senior loans.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg Barclays U.S. Universal Bond Index (which was approximately 5.902 years as of February 15, 2018). The duration of a security takes into account the expected pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic

PROSPECTUS – CORE PLUS BOND FUND

tradable index referencing a basket of commercial mortgage-backed securities (CMBS)), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Fund employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other

PROSPECTUS – CORE PLUS BOND FUND

factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.
•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

PROSPECTUS – CORE PLUS BOND FUND

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the

PROSPECTUS – CORE PLUS BOND FUND

Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.
•

Commercial Mortgage-Backed Securities Risk: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered generally riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop.

•

Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

PROSPECTUS – CORE PLUS BOND FUND

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and small company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

PROSPECTUS – CORE PLUS BOND FUND

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F3 shares because this class has not completed a full calendar year of operations. No performance is shown for Class T shares because the Fund has not issued Class T shares.

PROSPECTUS – CORE PLUS BOND FUND

The bar chart show changes in the performance of the Fund’s Class A shares for its first full calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’16 +2.80%	Worst Quarter 4th Q ’16 -1.84%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – CORE PLUS BOND FUND

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	Life of Class	Inception Date for Performance

Class A Shares			12/8/2015

Before Taxes	2.31%	3.53%

After Taxes on Distributions	0.90%	1.87%

After Taxes on Distributions and Sale of Fund Shares	1.30%	1.93%

Class C Shares	2.82%	3.89%	12/8/2015

Class F Shares	4.74%	4.78%	12/8/2015

Class I Shares	4.85%	4.88%	12/8/2015

Class R2 Shares	4.23%	4.26%	12/8/2015

Class R3 Shares	4.33%	4.36%	12/8/2015

Class R4 Shares	4.59%	4.62%	12/8/2015

Class R5 Shares	4.85%	4.88%	12/8/2015

Class R6 Shares	4.96%	5.02%	12/8/2015

Index

Bloomberg Barclays U.S. Universal Index (reflects no deduction for fees, expenses, or taxes)	4.09%	3.70%	12/8/2015

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Kewjin Yuoh, Partner and Portfolio Manager	2015

Robert A. Lee, Partner and Chief Investment Officer	2015

Andrew H. O’Brien, Partner and Portfolio Manager	2015

Steven F. Rocco, Partner and Director of Taxable Fixed Income	2015

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For

PROSPECTUS – CORE PLUS BOND FUND

Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including Individual Retirement Accounts (IRAs). See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CORE PLUS BOND FUND

CORPORATE BOND FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 423 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	C	F, F3, I, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	F3	I

Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.20%	1.00%(4)	0.10%	None	None

Other Expenses	2.03%	2.03%	2.03%	1.92%	2.03%

Total Annual Fund Operating Expenses	2.63%(5)	3.43%(5)	2.53%(5)	2.32%(5)	2.43%(5)

Fee Waiver and/or Expense Reimbursement(6)	(1.95)%	(1.95)%	(1.95)%	(1.95)%	(1.95)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	0.68%	1.48%	0.58%	0.37%	0.48%

PROSPECTUS – CORPORATE BOND FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	2.03%	2.03%	2.03%	2.03%	1.92%	2.03%

Total Annual Fund Operating Expenses	3.03%(5)	2.93%(5)	2.68%(5)	2.43%(5)	2.32%(5)	2.68%

Fee Waiver and/or Expense Reimbursement(6)	(1.95)%	(1.95)%	(1.95)%	(1.95)%	(1.95)%	(1.95)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	1.08%	0.98%	0.73%	0.48%	0.37%	0.73%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(6)

For the period from April 1, 2018 through March 31, 2019, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and acquired fund fees and expenses, to an annual rate of 0.37% for each of Class F3 and R6 and 0.48% for each other class. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – CORPORATE BOND FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$293	$842	$1,418	$2,980	$293	$842	$1,418	$2,980

Class C Shares	$251	$872	$1,616	$3,581	$151	$872	$1,616	$3,581

Class F Shares	$59	$601	$1,169	$2,718	$59	$601	$1,169	$2,718

Class F3 Shares	$38	$536	$1,062	$2,505	$38	$536	$1,062	$2,505

Class I Shares	$49	$570	$1,118	$2,617	$49	$570	$1,118	$2,617

Class R2 Shares	$110	$752	$1,420	$3,208	$110	$752	$1,420	$3,208

Class R3 Shares	$100	$722	$1,370	$3,112	$100	$722	$1,370	$3,112

Class R4 Shares	$75	$646	$1,245	$2,868	$75	$646	$1,245	$2,868

Class R5 Shares	$49	$570	$1,118	$2,617	$49	$570	$1,118	$2,617

Class R6 Shares	$38	$536	$1,062	$2,505	$38	$536	$1,062	$2,505

Class T Shares	$323	$880	$1,464	$3,046	$323	$880	$1,464	$3,046

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the period from April 19, 2017 (commencement of operations) to November 30, 2017, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate debt (or fixed income) securities and derivative instruments that are intended to provide economic exposure to such securities. Under normal conditions, the Fund invests substantially all of its assets in debt securities rated investment grade at the time of purchase or determined by Lord Abbett to be of comparable quality. Consistent with the composition of the Fund’s investable universe, it is expected that a substantial portion of the Fund’s portfolio will be invested in investment grade securities rated BBB/Baa by an independent rating agency or determined by Lord Abbett to be of comparable quality. The Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if the Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded. The Fund may invest in:

•	Corporate debt securities of U.S. issuers; and

PROSPECTUS – CORPORATE BOND FUND

•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars.

The Fund may invest up to 20% of its net assets in other types of fixed income instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may invest up to 15% of its net assets in securities that are illiquid at the time of investment.

The Fund does not have any maturity or duration restrictions and may invest in individual securities of any maturity or duration. The duration of a security takes into account the pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The market value of derivatives providing economic exposure substantially similar to the securities referenced in the Fund’s 80% policy, as described above, will be counted for purposes of measuring the Fund’s compliance with its 80% policy.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. Insights gained from fundamental analysis and proprietary valuation tools are used to determine security selection, industry exposure, and term structure. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PROSPECTUS – CORPORATE BOND FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

New Fund Risk: The Fund is recently organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, the Fund’s gross expense ratio may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk

PROSPECTUS – CORPORATE BOND FUND

of the underlying investment being insured. Below investment grade securities have a higher risk of default than investment grade securities, and their prices are much more volatile. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

PROSPECTUS – CORPORATE BOND FUND

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign securities also may subject the Fund’s investments to changes in currency rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered generally riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

PROSPECTUS – CORPORATE BOND FUND

•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund is recently organized and has not completed a full calendar year of performance since it commenced operations on April 19, 2017. Performance for

PROSPECTUS – CORPORATE BOND FUND

the Fund, which provides some indication of the risks of investing in the Fund, will vary from year to year. Performance information will be available at www.lordabbett.com or by calling 888-522-2388.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Andrew H. O’Brien, Partner and Portfolio Manager	2017

Kewjin Yuoh, Partner and Portfolio Manager	2017

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including Individual Retirement Accounts (“IRAs”). See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

PROSPECTUS – CORPORATE BOND FUND

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – CORPORATE BOND FUND

HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 423 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	B	C	F, F3, I, P, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	5.00%	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	F3	I	P

Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.87%(4)	0.10%	None	None	0.45%

Other Expenses	0.17%	0.17%	0.17%	0.17%	0.08%	0.17%	0.17%

Total Annual Fund Operating Expenses	0.89%	1.69%	1.56%	0.79%	0.60%	0.69%	1.14%

PROSPECTUS – HIGH YIELD FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	0.17%	0.17%	0.17%	0.17%	0.08%	0.17%

Total Annual Fund Operating Expenses	1.29%	1.19%	0.94%	0.69%	0.60%	0.94%(5)

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)	This amount has been updated from fiscal year amounts to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$314	$502	$707	$1,296	$314	$502	$707	$1,296

Class B Shares	$672	$833	$1,118	$1,785	$172	$533	$918	$1,785

Class C Shares	$259	$493	$850	$1,856	$159	$493	$850	$1,856

Class F Shares	$81	$252	$439	$978	$81	$252	$439	$978

Class F3 Shares	$61	$192	$335	$750	$61	$192	$335	$750

Class I Shares	$70	$221	$384	$859	$70	$221	$384	$859

Class P Shares	$116	$362	$628	$1,386	$116	$362	$628	$1,386

Class R2 Shares	$131	$409	$708	$1,556	$131	$409	$708	$1,556

Class R3 Shares	$121	$378	$654	$1,443	$121	$378	$654	$1,443

Class R4 Shares	$96	$300	$520	$1,155	$96	$300	$520	$1,155

Class R5 Shares	$70	$221	$384	$859	$70	$221	$384	$859

Class R6 Shares	$61	$192	$335	$750	$61	$192	$335	$750

Class T Shares	$344	$542	$757	$1,376	$344	$542	$757	$1,376

PROSPECTUS – HIGH YIELD FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities (commonly referred to as “high-yield” or “junk” bonds), including corporate debt securities and securities that are convertible into common stock or have warrants to purchase common stock. The Fund may invest in debt securities of any credit quality, including defaulted securities (i.e., bonds on which the issuer has not paid principal or interest on time) and securities of issuers that are or may become involved in reorganizations, financial restructurings, or bankruptcy (commonly referred to as “distressed debt”). The Fund may invest up to 20% of its net assets in foreign securities (including emerging market securities and American Depository Receipts (“ADRs”)). The Fund defines foreign securities as securities of non-U.S. issuers that are denominated in non-U.S. currencies. In addition, the Fund may invest up to 20% of its net assets in municipal securities. The Fund also may invest up to 15% of its net assets in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations.

The Fund also may invest up to 20% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, rights to purchase equity securities of an issuer, and equity interests in trusts and partnerships, including real estate investment trusts. The Fund may acquire equity securities as a result of restructurings of debt securities held in its portfolio. In addition, the Fund may purchase equity securities to pursue capital appreciation or to diversify its portfolio.

The Fund may invest in mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use

PROSPECTUS – HIGH YIELD FUND

derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund believes high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. In addition to seeking current income, the Fund seeks to invest across the ratings spectrum, particularly in lower-rated debt securities. The Fund seeks to purchase lower-rated securities the Fund believes will experience declining credit risk, allowing the securities potentially to generate higher returns.

The Fund selects securities using a bottom-up analysis of an issuer’s management quality, credit, and relative market position, and industry dynamics, as well as an evaluation of conditions within the broader economy. The Fund attempts to reduce investment risk through portfolio diversification, credit analysis, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect the Fund’s performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

PROSPECTUS – HIGH YIELD FUND

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank

PROSPECTUS – HIGH YIELD FUND

monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the

PROSPECTUS – HIGH YIELD FUND

underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.
•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds) or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related

PROSPECTUS – HIGH YIELD FUND

organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered generally riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop.

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the

PROSPECTUS – HIGH YIELD FUND

loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.
•

Defaulted Bonds Risk: Defaulted bonds are subject to greater risk of loss of income and principal than securities of issuers whose debt obligations are being met. Defaulted bonds are considered speculative with respect to the issuer’s ability to make interest payments and/or pay its obligations in full. The repayment of defaulted bonds therefore is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates, which securities may in turn be illiquid, subject to restrictions on resale and/or speculative.

•

Distressed Debt Risk: Investments in distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. The anticipated transaction regarding these instruments may be unsuccessful, take considerable time or result in a distribution of cash or a new security or obligation in exchange for the distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. The Fund also may incur expenses trying to protect its interests in distressed debt. Additionally, the prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed debt issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

PROSPECTUS – HIGH YIELD FUND

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PROSPECTUS – HIGH YIELD FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F3 or T shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +17.32%	Worst Quarter 4th Q ’08 -15.68%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through

PROSPECTUS – HIGH YIELD FUND

tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	6.09%	6.39%	7.99%	—

After Taxes on Distributions	3.53%	3.32%	4.82%	—

After Taxes on Distributions and Sale of Fund Shares	3.42%	3.48%	4.82%	—

Class B Shares	2.66%	5.76%	7.58%	—

Class C Shares	6.80%	6.18%	7.49%	—

Class F Shares	8.61%	6.97%	8.35%	—

Class I Shares	8.85%	7.11%	8.48%	—

Class P Shares	8.20%	6.64%	8.00%	—

Class R2 Shares	8.06%	6.49%	7.90%	—

Class R3 Shares	8.17%	6.59%	8.00%	—

Class R4 Shares	8.46%	—	—	6.88%	6/30/2015

Class R5 Shares	8.85%	—	—	7.19%	6/30/2015

Class R6 Shares	8.78%	—	—	7.27%	6/30/2015

Index

ICE BofAML U.S. High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	7.48%	5.81%	7.96%	6.66%	6/30/2015

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Steven F. Rocco, Partner and Director of Taxable Fixed Income	2010

Robert A. Lee, Partner and Chief Investment Officer	2013

Christopher J. Gizzo, Portfolio Manager	2013

PROSPECTUS – HIGH YIELD FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – HIGH YIELD FUND

INCOME FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 423 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	B	C	F, F3, I, P, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	5.00%	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	F3	I	P

Management Fees	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.82%(4)	0.10%	None	None	0.45%

Other Expenses	0.20%	0.20%	0.20%	0.20%	0.10%	0.20%	0.20%

Total Annual Fund Operating Expenses	0.78%	1.58%	1.40%	0.68%	0.48%	0.58%	1.03%

PROSPECTUS – INCOME FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	0.20%	0.20%	0.20%	0.20%	0.10%	0.20%

Total Annual Fund Operating Expenses	1.18%	1.08%	0.83%	0.58%	0.48%	0.83%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$303	$469	$649	$1,169	$303	$469	$649	$1,169

Class B Shares	$661	$799	$1,060	$1,663	$161	$499	$860	$1,663

Class C Shares	$243	$443	$766	$1,680	$143	$443	$766	$1,680

Class F Shares	$69	$218	$379	$847	$69	$218	$379	$847

Class F3 Shares	$49	$154	$269	$604	$49	$154	$269	$604

Class I Shares	$59	$186	$324	$726	$59	$186	$324	$726

Class P Shares	$105	$328	$569	$1,259	$105	$328	$569	$1,259

Class R2 Shares	$120	$375	$649	$1,432	$120	$375	$649	$1,432

Class R3 Shares	$110	$343	$595	$1,317	$110	$343	$595	$1,317

Class R4 Shares	$85	$265	$460	$1,025	$85	$265	$460	$1,025

Class R5 Shares	$59	$186	$324	$726	$59	$186	$324	$726

Class R6 Shares	$49	$154	$269	$604	$49	$154	$269	$604

Class T Shares	$333	$508	$699	$1,250	$333	$508	$699	$1,250

PROSPECTUS – INCOME FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 205% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt (or fixed income) securities of various types. Such investments primarily consist of:

•	Corporate debt securities of U.S. issuers;
•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;
•	Mortgage-backed, mortgage-related and other asset-backed securities;
•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
•	Inflation-linked investments.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);
•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies, including securities of issuers economically tied to emerging market countries;
•	Senior loans, including bridge loans, novations, assignments, and participations; and
•	Convertible securities, including convertible bonds and preferred stocks.

The investment grade and high-yield securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable

PROSPECTUS – INCOME FUND

from, mortgage loans, real property, or other assets. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of commercial mortgage-backed securities (CMBS)), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Fund employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PROSPECTUS – INCOME FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds

PROSPECTUS – INCOME FUND

below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.
•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the convertible

PROSPECTUS – INCOME FUND

security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and

PROSPECTUS – INCOME FUND

foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered generally riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop.

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

PROSPECTUS – INCOME FUND

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F3 shares because this class has not completed a full calendar year of operations. No performance is shown for Class P and T shares because the Fund has not issued Class P and T shares.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be

PROSPECTUS – INCOME FUND

lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

The Fund implemented its present investment strategy effective December 14, 2007. Performance for earlier periods reflects the Fund’s prior strategy of investing primarily in U.S. Government securities, and securities issued or guaranteed by government-sponsored enterprises.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +13.30%	Worst Quarter 3rd Q ’08 -6.43%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – INCOME FUND

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	4.67%	3.43%	6.29%	—

After Taxes on Distributions	3.09%	1.41%	4.19%	—

After Taxes on Distributions and Sale of Fund Shares	2.62%	1.69%	4.04%	—

Class B Shares	1.08%	2.75%	5.85%	—

Class C Shares	5.26%	3.25%	5.80%	—

Class F Shares	7.03%	4.01%	6.63%	—

Class I Shares	7.14%	4.12%	6.78%	—

Class R2 Shares	6.48%	3.43%	—	6.44%	7/2/2008

Class R3 Shares	6.60%	3.61%	—	6.46%	7/2/2008

Class R4 Shares	6.88%	—	—	4.80%	6/30/2015

Class R5 Shares	7.15%	—	—	5.07%	6/30/2015

Class R6 Shares	7.26%	—	—	5.17%	6/30/2015

Index

Bloomberg Barclays U.S. Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	6.18%	3.24%	5.42%	5.76% 4.69%	7/2/2008 6/30/2015

Bloomberg Barclays Baa Corporate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.09%	3.87%	6.51%	6.97% 5.49%	7/2/2008 6/30/2015

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.10%	4.01%	4.10% 2.73%	7/2/2008 6/30/2015

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Andrew H. O’Brien, Partner and Portfolio Manager	1998

Robert A. Lee, Partner and Chief Investment Officer	1998

Kewjin Yuoh, Partner and Portfolio Manager	2010

Steven F. Rocco, Partner and Director of Taxable Fixed Income	2013

PROSPECTUS – INCOME FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – INCOME FUND

INFLATION FOCUSED FUND

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 423 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	C	F, F3, I, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	F3	I

Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%

Distribution and Service (12b-1) Fees	0.20%	0.84%(4)	0.10%	None	None

Other Expenses	0.20%	0.20%	0.20%	0.11%	0.20%

Total Annual Fund Operating Expenses	0.70%(5)	1.34%(5)	0.60%(5)	0.41%(5)	0.50%(5)

PROSPECTUS – INFLATION FOCUSED FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	0.20%	0.20%	0.20%	0.20%	0.11%	0.20%

Total Annual Fund Operating Expenses	1.10%(5)	1.00%(5)	0.75%(5)	0.50%(5)	0.41%(5)	0.75%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$295	$444	$606	$1,076	$295	$444	$606	$1,076

Class C Shares	$236	$425	$734	$1,613	$136	$425	$734	$1,613

Class F Shares	$61	$192	$335	$750	$61	$192	$335	$750

Class F3 Shares	$42	$132	$230	$518	$42	$132	$230	$518

Class I Shares	$51	$160	$280	$628	$51	$160	$280	$628

Class R2 Shares	$112	$350	$606	$1,340	$112	$350	$606	$1,340

Class R3 Shares	$102	$318	$552	$1,225	$102	$318	$552	$1,225

Class R4 Shares	$77	$240	$417	$930	$77	$240	$417	$930

Class R5 Shares	$51	$160	$280	$628	$51	$160	$280	$628

Class R6 Shares	$42	$132	$230	$518	$42	$132	$230	$518

Class T Shares	$325	$484	$657	$1,157	$325	$484	$657	$1,157

PROSPECTUS – INFLATION FOCUSED FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

For purposes of its investment objective, the Fund uses the Consumer Price Index (“CPI”) for All Urban Consumers (“CPI-U”) to measure the rate of inflation in the U.S. economy. The Fund pursues its investment objective by combining inflation-linked derivatives and inflation-indexed fixed income securities (collectively, “Inflation-Linked Investments”) with a portfolio of fixed income securities. In addition, the Fund may buy or sell Treasury futures or interest rate swaps to actively manage its portfolio duration. The use of the term “Inflation Focused” in the Fund’s name does not refer to a particular type of security in which the Fund invests; rather, it refers to its overall strategy that seeks investment returns that exceed the rate of inflation in the U.S. economy over time. In the Fund’s view, exceeding the rate of inflation in the U.S. economy could mean achieving greater gains than the CPI-U during periods of anticipated or actual inflation or sustaining smaller losses than the CPI-U during periods of anticipated or actual deflation.

The percentage of the Fund’s assets that is invested in Inflation-Linked Investments and the types of Inflation-Linked Investments used by the Fund will vary. The Fund does not seek to forecast inflationary trends, but merely seeks investment exposure through Inflation-Linked Investments. The Fund will invest the remainder of its assets primarily in fixed income securities of various types, as discussed in more detail below. Because the Fund uses Inflation-Linked Investments as a tool to gain investment exposure, the Fund is designed for long-term investors and may not be appropriate for investors who are looking to protect their purchasing power in the near term.

The specific types of Inflation-Linked Investments that the Fund may use include:

•

Inflation-Linked Derivatives. The Fund may invest substantially in inflation-linked derivatives, primarily CPI swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a specified notional amount of principal. The Fund normally may enter into CPI swaps on a zero-coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at

PROSPECTUS – INFLATION FOCUSED FUND

which point the payments are netted. Conversely, the Fund may enter into CPI swaps on a year-over-year basis, in which one party pays an annual fixed rate on a specified notional amount at specified intervals (i.e., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate at specified intervals.

The Fund may invest substantially in other types of derivatives for non-hedging or hedging purposes. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of commercial mortgage-backed securities (CMBS)), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons. The Fund will be required to segregate permissible liquid assets, or engage in other measures to cover its obligations relating to CPI swaps and other derivative transactions. The Fund is regulated by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.

•

Inflation-Indexed Fixed Income Securities. Inflation-indexed fixed income securities are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or variable principal and interest payments. The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI, and other inflation-indexed securities issued by the U.S. Department of the Treasury. In addition to investing in TIPS, the Fund also may invest in sovereign inflation-indexed fixed income securities (sometimes referred to as “linkers”) issued by non-U.S. governments. To the extent that the Fund invests in such non-U.S. inflation-indexed fixed income securities that are denominated in foreign currencies, the Fund will limit such investments in accordance with the limitations described further below.

The Fund invests the remainder of its assets primarily in fixed income securities of various types and will use such securities to cover its obligations under CPI swaps and other derivative transactions. The Fund may invest in fixed income securities with both fixed and variable interest rates. Among such fixed income securities in which the Fund may invest without limitation are investment grade:

•	Corporate debt securities of U.S. issuers;
•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

PROSPECTUS – INFLATION FOCUSED FUND

•

Mortgage-backed, mortgage-related and other asset-backed securities, including collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, and stripped mortgage-backed securities (SMBS); and

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);
•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;
•	Senior loans, including bridge loans, novations, assignments, and participations; and
•	Convertible securities, including convertible bonds and preferred stocks.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund attempts to manage the average duration of the securities it holds in its portfolio and hedge interest rate risk by investing in Treasury futures and interest rate swaps. The duration of a security takes into account the expected pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund combines top-down and bottom-up analysis in its portfolio construction process. Portfolio management takes into account several factors in its analysis, including, but not limited to current and expected economic conditions, rising and falling interest rates, and credit quality. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PROSPECTUS – INFLATION FOCUSED FUND

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market. The success of the Fund’s investment strategies will largely depend on the extent to which the Fund’s portfolio management correctly forecasts inflationary trends and expectations. To the extent that the Fund’s portfolio management incorrectly forecasts inflationary trends and expectations, the Fund may incur additional losses during non-inflationary periods or fail to achieve investment returns that exceed the rate of inflation during inflationary periods.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Inflation-Linked Investments Risk: Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or

PROSPECTUS – INFLATION FOCUSED FUND

periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

PROSPECTUS – INFLATION FOCUSED FUND

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Counterparty Risk: A significant risk in two-party contracts such as CPI swaps, futures, options and other derivative transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. Accordingly, such transactions involve the risk that the Fund will be delayed in or prevented from obtaining payments owed to it. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could, be delayed in or prevented from obtaining payments owed to it, miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions. The use of a central clearing party in two-party contracts is intended to decrease counterparty risk but will not make these transactions risk free and may increase the overall costs associated with the transaction.

PROSPECTUS – INFLATION FOCUSED FUND

•

Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

•

Leverage Risk: Certain of the Fund’s transactions (including, among others, CPI swaps and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. By setting aside assets equal to only its net obligations under cash-settled swaps and futures, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such transactions. There is no assurance that the Fund will be able to employ leverage successfully.

•

Tax Treatment Limitations and Potential Changes in Tax Treatment Risk: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” Although the Fund believes that its investment strategies with respect to derivatives, including CPI swaps, will generate qualifying income under current U.S. federal income tax law, the Fund’s use of these instruments is accompanied by the risk that the Internal Revenue Service may determine that such gain is non-qualifying income. The Fund’s intention to qualify for favorable tax treatment under the Code may limit the Fund’s ability to invest in certain investments, especially commodity related investments, which may offer the potential to hedge against inflation. In addition, the Fund’s transactions in futures, swaps and other derivatives could also result in the Fund realizing more short-term capital gain and ordinary income (both subject to ordinary income tax rates) than otherwise would be the case if the Fund did not invest in such instruments. To the extent that the Fund invests in this manner, the realization of short-term gain and ordinary income may impact the amount, timing, and character of the Fund’s distributions to shareholders and the Fund’s after-tax returns.

PROSPECTUS – INFLATION FOCUSED FUND

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered generally riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”),

PROSPECTUS – INFLATION FOCUSED FUND

the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Commercial Mortgage-Backed Securities Risk: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

PROSPECTUS – INFLATION FOCUSED FUND

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F3 or T shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – INFLATION FOCUSED FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 1st Q ’12 +5.40%	Worst Quarter 3rd Q ’15 -4.68%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

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Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class A Shares				4/29/2011

Before Taxes	-0.94%	-1.08%	0.06%

After Taxes on Distributions	-2.53%	-2.73%	-1.53%

After Taxes on Distributions and Sale of Fund Shares	-0.54%	-1.55%	-0.62%

Class C Shares	-0.38%	-1.30%	-0.29%	4/29/2011

Class F Shares	1.42%	-0.54%	0.51%	4/29/2011

Class I Shares	1.45%	-0.43%	0.61%	4/29/2011

Class R2 Shares	0.93%	-1.03%	0.10%	4/29/2011

Class R3 Shares	1.03%	-0.91%	0.17%	4/29/2011

Class R4 Shares	1.20%	—	0.90%	6/30/2015

Class R5 Shares	1.54%	—	1.16%	6/30/2015

Class R6 Shares	1.72%	—	1.34%	6/30/2015

Index

Bloomberg Barclays U.S. 1-5 Year TIPS Index (reflects no deduction for fees, expenses, or taxes)	0.80%	0.12%	0.60% 1.07%	4/29/2011 6/30/2015

Consumer Price Index for All Urban Consumers (“CPI-U”) (reflects no deduction for fees, expenses, or taxes)	2.11%	1.43%	1.38% 1.31%	4/29/2011 6/30/2015

ICE BofAML 1-3 Year U.S. Corporate Index (reflects no deduction for fees, expenses, or taxes)	1.91%	1.65%	1.97% 1.73%	4/29/2011 6/30/2015

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Kewjin Yuoh, Partner and Portfolio Manager	2011

Robert A. Lee, Partner and Chief Investment Officer	2011

Andrew H. O’Brien, Partner and Portfolio Manager	2011

Steven F. Rocco, Partner and Director of Taxable Fixed Income	2013

Hyun Lee, Portfolio Manager	2011

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PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – INFLATION FOCUSED FUND

SHORT DURATION CORE BOND FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income consistent with preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 423 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	C	F, F3, I, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	F	F3	I

Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%

Distribution and Service (12b-1) Fees	0.20%	1.00%(4)	0.10%	None	None

Other Expenses	1.82%	1.82%	1.82%	1.74%	1.82%

Total Annual Fund Operating Expenses(5)	2.32%	3.12%	2.22%	2.04%	2.12%

Fee Waiver and/or Expense Reimbursement(6)	(1.72)%	(1.72)%	(1.72)%	(1.72)%	(1.72)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	0.60%	1.40%(5)	0.50%	0.32%	0.40%

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Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	1.82%	1.82%	1.82%	1.82%	1.74%	1.82%

Total Annual Fund Operating Expenses(5)	2.72%	2.62%	2.37%	2.12%	2.04%	2.37%

Fee Waiver and/or Expense Reimbursement(6)	(1.72)%	(1.72)%	(1.72)%	(1.72)%	(1.72)%	(1.72)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	1.00%	0.90%	0.65%	0.40%	0.32%	0.65%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(6)

For the period from April 1, 2018 through March 31, 2019, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and acquired fund fees and expenses, to an annual rate of 0.32% for each of Class F3 and R6 and 0.40% for each other class. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$285	$771	$1,284	$2,691	$285	$771	$1,284	$2,691

Class C Shares	$243	$801	$1,485	$3,310	$143	$801	$1,485	$3,310

Class F Shares	$51	$528	$1,032	$2,419	$51	$528	$1,032	$2,419

Class F3 Shares	$33	$473	$939	$2,231	$33	$473	$939	$2,231

Class I Shares	$41	$497	$980	$2,315	$41	$497	$980	$2,315

Class R2 Shares	$102	$681	$1,286	$2,925	$102	$681	$1,286	$2,925

Class R3 Shares	$92	$650	$1,236	$2,826	$92	$650	$1,236	$2,826

Class R4 Shares	$66	$574	$1,109	$2,574	$66	$574	$1,109	$2,574

Class R5 Shares	$41	$497	$980	$2,315	$41	$497	$980	$2,315

Class R6 Shares	$33	$473	$939	$2,231	$33	$473	$939	$2,231

Class T Shares	$315	$810	$1,331	$2,760	$315	$810	$1,331	$2,760

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the period from April 19, 2017 (commencement of operations) to November 30, 2017, the Fund’s portfolio turnover rate was 216% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in various types of short duration debt (or fixed income) securities and derivative instruments that are intended to provide economic exposure to such securities. Under normal conditions, the Fund invests substantially all of its assets in debt securities rated investment grade at the time of purchase or determined by Lord Abbett to be of comparable quality. However, the Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if the Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded. The Fund may invest in:

•	Corporate debt securities of U.S. issuers;
•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

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•	Mortgage-backed, mortgage-related and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities;
•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
•	Debt securities issued or guaranteed by non-U.S. sovereign governments and their agencies, authorities, political subdivisions, or instrumentalities;
•	Senior loans, including bridge loans, novations, assignments, and participations; and
•	Structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”).

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities. The Fund may invest up to 15% of its net assets in securities that are illiquid at the time of investment.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years. Subject to the foregoing, the Fund does not have any maturity or duration restrictions and may invest in securities of any maturity or duration. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. Because the Fund primarily invests in short duration bonds, it should be less sensitive to interest rate changes than a fund that focuses on longer duration bonds.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The market value of derivatives providing

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economic exposure substantially similar to the securities referenced in the Fund’s 80% policy, as described above, will be counted for purposes of measuring the Fund’s compliance with its 80% policy.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

New Fund Risk: The Fund is recently organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, the Fund’s gross expense ratio

PROSPECTUS – SHORT DURATION CORE BOND FUND

may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. Below investment grade securities have a higher risk of default than investment grade securities, and their prices are much more volatile. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

PROSPECTUS – SHORT DURATION CORE BOND FUND

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the

PROSPECTUS – SHORT DURATION CORE BOND FUND

Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.
•

Commercial Mortgage-Backed Securities Risk: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign securities also may subject the Fund’s investments to changes in currency rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered generally riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop.

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

PROSPECTUS – SHORT DURATION CORE BOND FUND

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

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Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund is recently organized and has not completed a full calendar year of performance since it commenced operations on April 19, 2017. Performance for the Fund, which provides some indication of the risks of investing in the Fund, will vary from year to year. Performance information will be available at www.lordabbett.com or by calling 888-522-2388.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Kewjin Yuoh, Partner and Portfolio Manager	2017

Andrew H. O’Brien, Partner and Portfolio Manager	2017

PROSPECTUS – SHORT DURATION CORE BOND FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including Individual Retirement Accounts (“IRAs”). See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – SHORT DURATION CORE BOND FUND

SHORT DURATION INCOME FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 423 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	B	C	F, F3, I, P, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	5.00%	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	F3	I	P

Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.84%(4)	0.10%	None	None	0.45%

Other Expenses	0.14%	0.14%	0.14%	0.14%	0.08%	0.14%	0.14%

Total Annual Fund Operating Expenses	0.59%	1.39%	1.23%	0.49%	0.33%	0.39%	0.84%

PROSPECTUS – SHORT DURATION INCOME FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	0.14%	0.14%	0.14%	0.14%	0.08%	0.14%

Total Annual Fund Operating Expenses	0.99%	0.89%	0.64%	0.39%	0.33%	0.64%(5)

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)	This amount has been updated from fiscal year amounts to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$284	$410	$547	$946	$284	$410	$547	$946

Class B Shares	$642	$740	$961	$1,450	$142	$440	$761	$1,450

Class C Shares	$225	$390	$676	$1,489	$125	$390	$676	$1,489

Class F Shares	$50	$157	$274	$616	$50	$157	$274	$616

Class F3 Shares	$34	$106	$185	$418	$34	$106	$185	$418

Class I Shares	$40	$125	$219	$493	$40	$125	$219	$493

Class P Shares	$86	$268	$466	$1,037	$86	$268	$466	$1,037

Class R2 Shares	$101	$315	$547	$1,213	$101	$315	$547	$1,213

Class R3 Shares	$91	$284	$493	$1,096	$91	$284	$493	$1,096

Class R4 Shares	$65	$205	$357	$798	$65	$205	$357	$798

Class R5 Shares	$40	$125	$219	$493	$40	$125	$219	$493

Class R6 Shares	$34	$106	$185	$418	$34	$106	$185	$418

Class T Shares	$314	$450	$598	$1,028	$314	$450	$598	$1,028

PROSPECTUS – SHORT DURATION INCOME FUND

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in various types of short duration debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt securities of various types. Such investments primarily include:

•	Corporate debt securities of U.S. issuers;
•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;
•	Mortgage-backed, mortgage-related, and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities;
•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
•	Inflation-linked investments.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);
•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;
•	Senior loans, including bridge loans, novations, assignments, and participations; and
•	Convertible securities, including convertible bonds and preferred stocks.

PROSPECTUS – SHORT DURATION INCOME FUND

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities. The Fund may, and typically does, invest substantially in commercial mortgage-backed securities (CMBS), including lower rated CMBS.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years. The duration of a security takes into account the expected pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of CMBS), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Fund employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the

PROSPECTUS – SHORT DURATION INCOME FUND

investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities

PROSPECTUS – SHORT DURATION INCOME FUND

may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress.

PROSPECTUS – SHORT DURATION INCOME FUND

Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Commercial Mortgage-Backed Securities Risk: Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities, and the convertible

PROSPECTUS – SHORT DURATION INCOME FUND

security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered generally riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop.

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

PROSPECTUS – SHORT DURATION INCOME FUND

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income.

PROSPECTUS – SHORT DURATION INCOME FUND

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for P shares because the Fund has not issued Class P shares. No performance is shown for Class F3 or T shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

The Fund implemented its present investment strategy effective December 14, 2007. Performance for earlier periods reflects the Fund’s prior strategy of investing primarily in limited duration U.S. Government securities.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +5.55%	Worst Quarter 3rd Q ’08 -1.59%

PROSPECTUS – SHORT DURATION INCOME FUND

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-0.03%	1.53%	3.87%	—

After Taxes on Distributions	-1.61%	-0.12%	2.18%	—

After Taxes on Distributions and Sale of Fund Shares	-0.02%	0.41%	2.29%	—

Class B Shares	-3.45%	0.85%	3.46%	—

Class C Shares	0.90%	1.36%	3.38%	—

Class F Shares	2.63%	2.15%	4.23%	—

Class I Shares	2.73%	2.21%	4.36%	—

Class R2 Shares	1.89%	1.61%	—	3.22%	7/21/2009

Class R3 Shares	1.99%	1.71%	—	3.32%	7/21/2009

Class R4 Shares	2.48%	—	—	2.12%	6/30/2015

Class R5 Shares	2.50%	—	—	2.28%	6/30/2015

Class R6 Shares	2.56%	—	—	2.44%	6/30/2015

Index

ICE BofAML 1-3 Year U.S. Corporate Index (reflects no deduction for fees, expenses, or taxes)	1.91%	1.65%	3.05%	2.83% 1.73%	7/21/2009 6/30/2015

PROSPECTUS – SHORT DURATION INCOME FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Andrew H. O’Brien, Partner and Portfolio Manager	1998

Robert A. Lee, Partner and Chief Investment Officer	1998

Kewjin Yuoh, Partner and Portfolio Manager	2010

Steven F. Rocco, Partner and Director of Taxable Fixed Income	2013

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

PROSPECTUS – SHORT DURATION INCOME FUND

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – SHORT DURATION INCOME FUND

TOTAL RETURN FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 423 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	B	C	F, F3, I, P, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	5.00%	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	F3	I	P

Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.84%(4)	0.10%	None	None	0.45%

Other Expenses	0.19%	0.19%	0.19%	0.19%	0.08%	0.19%	0.19%

Total Annual Fund Operating Expenses	0.67%	1.47%	1.31%	0.57%	0.36%	0.47%	0.92%

Fee Waiver and/or Expense Reimbursement	None	None	None	None	None	(0.04)%(5)	None

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.67%	1.47%	1.31%	0.57%	0.36%	0.43%(6)	0.92%

PROSPECTUS – TOTAL RETURN FUND

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	0.19%	0.19%	0.19%	0.19%	0.08%	0.19%

Total Annual Fund Operating Expenses	1.07%	0.97%	0.72%	0.47%	0.36%	0.72%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)

For the period from April 1, 2018 through March 31, 2019, Lord, Abbett & Co. LLC has contractually agreed to waive the Fund’s Class I shareholder servicing expenses at the annual rate of 0.04% of the Fund’s average daily net assets. This agreement may be terminated only by the Fund’s Board of Trustees.

(6)	This amount has been updated from fiscal year amounts to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$292	$435	$590	$1,041	$292	$435	$590	$1,041

Class B Shares	$650	$765	$1,003	$1,540	$150	$465	$803	$1,540

Class C Shares	$233	$415	$718	$1,579	$133	$415	$718	$1,579

Class F Shares	$58	$183	$318	$714	$58	$183	$318	$714

Class F3 Shares	$37	$116	$202	$456	$37	$116	$202	$456

Class I Shares	$44	$147	$259	$588	$44	$147	$259	$588

Class P Shares	$94	$293	$509	$1,131	$94	$293	$509	$1,131

Class R2 Shares	$109	$340	$590	$1,306	$109	$340	$590	$1,306

Class R3 Shares	$99	$309	$536	$1,190	$99	$309	$536	$1,190

Class R4 Shares	$74	$230	$401	$894	$74	$230	$401	$894

Class R5 Shares	$48	$151	$263	$591	$48	$151	$263	$591

Class R6 Shares	$37	$116	$202	$456	$37	$116	$202	$456

Class T Shares	$322	$474	$641	$1,122	$322	$474	$641	$1,122

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 472% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing primarily in investment grade debt (or fixed income) securities. The Fund may invest up to 20% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). The Fund may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 20% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The Fund generally may invest in the following types of debt securities:

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
•	Corporate debt securities;
•	Mortgage-backed, mortgage-related, and other asset-backed securities;

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•	Inflation-linked investments; and
•	Senior loans, including bridge loans, novations, assignments, and participations. The Fund may invest up to 10% of its net assets in floating or adjustable rate senior loans.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the U.S. bond market’s duration as measured by the Bloomberg Barclays U.S. Universal Bond Index (which was approximately 5.902 years as of February 15, 2018). The duration of a security takes into account the expected pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of commercial mortgage-backed securities (CMBS)), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The

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Fund employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

PROSPECTUS – TOTAL RETURN FUND

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors,

PROSPECTUS – TOTAL RETURN FUND

including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision,

PROSPECTUS – TOTAL RETURN FUND

lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered generally riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop.

•

Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

PROSPECTUS – TOTAL RETURN FUND

•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before

PROSPECTUS – TOTAL RETURN FUND

and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F3 or T shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +6.23%	Worst Quarter 2nd Q ’13 -2.81%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

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Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	1.45%	1.88%	4.54%	—

After Taxes on Distributions	0.32%	0.55%	2.77%	—

After Taxes on Distributions and Sale of Fund Shares	0.81%	0.82%	2.84%	—

Class B Shares	-2.00%	1.15%	4.13%	—

Class C Shares	2.17%	1.70%	4.09%	—

Class F Shares	3.92%	2.45%	4.89%	—

Class I Shares	3.93%	2.54%	5.01%	—

Class P Shares	3.46%	2.08%	4.54%	—

Class R2 Shares	3.31%	1.93%	4.39%	—

Class R3 Shares	3.42%	2.03%	4.49%	—

Class R4 Shares	3.78%	—	—	2.80%	6/30/2015

Class R5 Shares	4.04%	—	—	2.97%	6/30/2015

Class R6 Shares	4.06%	—	—	3.09%	6/30/2015

Index

Bloomberg Barclays U.S. Universal Index (reflects no deduction for fees, expenses, or taxes)	4.09%	2.50%	4.33%	3.24%	6/30/2015

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.10%	4.01%	2.73%	6/30/2015

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Kewjin Yuoh, Partner and Portfolio Manager	2010

Robert A. Lee, Partner and Chief Investment Officer	1998

Andrew H. O’Brien, Partner and Portfolio Manager	1998

Steven F. Rocco, Partner and Director of Taxable Fixed Income	2013

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PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – TOTAL RETURN FUND

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, unless you are a tax-exempt investor or investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Any withdrawals from such a tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE

Multi-Asset Balanced Opportunity Fund

The Fund’s investment objective is to seek current income and capital growth.

Multi-Asset Focused Growth Fund

The Fund’s investment objective is to seek capital appreciation.

Multi-Asset Growth Fund

The Fund’s investment objective is to seek long-term capital appreciation and growth of income.

Multi-Asset Income Fund

The Fund’s investment objective is to seek a high level of current income.

Convertible Fund

The Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

Core Fixed Income Fund

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

PROSPECTUS – THE FUNDS

Core Plus Bond Fund

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

Corporate Bond Fund

The Fund’s investment objective is to seek current income.

High Yield Fund

The Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.

Income Fund

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

Inflation Focused Fund

The Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income.

Short Duration Core Bond Fund

The Fund’s investment objective is to seek current income consistent with preservation of capital.

Short Duration Income Fund

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

Total Return Fund

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGIES

Multi-Asset Balanced Opportunity Fund

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord Abbett (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in U.S. equity securities and fixed income securities and select foreign (including emerging market) securities. The Fund tactically allocates its assets among these

PROSPECTUS – THE FUNDS

asset classes in response to market conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. The Fund seeks to capture investment opportunities the portfolio management team believes are attractive as such opportunities arise. Accordingly, the Fund has wide latitude to allocate its assets among asset classes. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below. Although Lord Abbett actively reallocates the Fund’s assets among the underlying funds, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations shown below. The Fund may rebalance its allocation among the underlying funds or add or remove underlying funds, in each case, without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

Asset Class	Target Allocation

Equity	25% - 70%

Fixed Income	30% - 75%

Foreign	0% - 35%

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests even though the underlying fund may have a portion of its assets invested in another asset class. As a result, the Fund’s actual exposure to individual asset classes may exceed the ranges shown above.

Through the underlying funds, which are described in “Appendix B: Underlying Funds of the Funds-of-Funds,” the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include warrants, rights offerings, convertible securities, and investments that convert into the equity securities described above.

PROSPECTUS – THE FUNDS

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.
•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

•

Foreign securities (including emerging market securities and ADRs, Global Depositary Receipts (“GDRs”), and other similar depositary receipts), which may be traded on a U.S. or non-U.S. securities exchange and may be denominated in non-U.S. currencies.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or over-the-counter. To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds.

For example, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a credit default swap index (“CDX”) as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in fixed income securities. Similarly, the Fund may adjust its exposure to mid-cap stocks by investing in an equity index futures contract, for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to

PROSPECTUS – THE FUNDS

profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio management team.

The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments, among other considerations. The portfolio management team focuses on select asset classes that have exhibited strong historical performance and that the portfolio management team believes will provide attractive long-term, risk-adjusted returns. The portfolio management team also evaluates each asset class’ relative value and risk/return potential. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments.

The Fund may sell or reallocate its investments among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell an investment, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

PROSPECTUS – THE FUNDS

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Multi-Asset Focused Growth Fund

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (“Lord Abbett”) (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in U.S. equity and, to a lesser extent, in fixed income securities and select foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to capitalize on investment opportunities. With respect to its investments in equity securities, the Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. The Fund seeks to capture investment opportunities the portfolio management team believes are attractive as such opportunities arise. Accordingly, the Fund has wide latitude to allocate its assets among asset classes. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below. Although Lord Abbett actively reallocates the Fund’s assets among the underlying funds, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations shown below. The Fund may rebalance its allocation among the underlying funds or add or remove underlying funds, in each case, without shareholder approval or notice.

Asset Class	Target Allocation

Equity	75% to 100%

Fixed Income	0% to 25%

Foreign	0% to 35%

PROSPECTUS – THE FUNDS

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests even though the underlying fund may have a portion of its assets invested in another asset class. As a result, the Fund’s actual exposure to individual asset classes may exceed the ranges shown above. From time to time, consistent with its target allocations, the Fund may invest 25% or more of its assets in a single underlying fund.

Through the underlying funds, which are described in “Appendix B: Underlying Funds of the Funds-of-Funds,” the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include warrants, rights offerings, convertible securities, and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.
•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Foreign securities, including emerging market securities and ADRs, GDRs, and other similar depositary receipts, which may be traded on a U.S. or non-U.S. securities exchange and may be denominated in non-U.S. currencies.

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, sovereign debt securities, convertible securities, senior loans (including bank loans), inflation-linked investments, inverse floaters, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

PROSPECTUS – THE FUNDS

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or over-the-counter (“OTC”). To the extent that the Fund invests directly in derivatives, the Fund may do so for a variety of reasons, including to hedge certain market or interest rate risks. The Fund also may invest directly in derivatives for non-hedging purposes. When investing in this manner, the Fund may use a derivative instrument, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds.

For example, the Fund may adjust its exposure to mid-cap stocks by investing in an equity index futures contract as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. Similarly, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a credit default swap index (“CDX”), for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in fixed income securities. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns.

The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

PROSPECTUS – THE FUNDS

The portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments, among other considerations. The portfolio management team also evaluates each asset class’ relative value and risk/return potential. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions.

The Fund may sell or reallocate its investments among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell an investment, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Multi-Asset Growth Fund

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord Abbett (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in U.S. equity securities and select fixed income securities and foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. The Fund seeks to capture investment opportunities the portfolio management team believes are attractive as such opportunities arise. Accordingly, the Fund

PROSPECTUS – THE FUNDS

has wide latitude to allocate its assets among asset classes. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below. Although Lord Abbett actively reallocates the Fund’s assets among the underlying funds, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations shown below. The Fund may rebalance its allocation among the underlying funds or add or remove underlying funds, in each case, without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

Asset Class	Target Allocation

Equity	35% - 85%

Fixed Income	15% - 65%

Foreign	0% to 30%

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests even though the underlying fund may have a portion of its assets invested in another asset class. As a result, the Fund’s actual exposure to individual asset classes may exceed the ranges shown above.

Through the underlying funds, which are described in “Appendix B: Underlying Funds of the Funds-of-Funds,” the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include warrants, rights offerings, convertible securities, and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.
•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

PROSPECTUS – THE FUNDS

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

•

Foreign securities (including emerging market securities and ADRs, GDRs, and other similar depositary receipts), which may be traded on a U.S. or non-U.S. securities exchange and may be denominated in non-U.S. currencies.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or OTC. To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds.

For example, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a CDX as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in fixed income securities. Similarly, the Fund may adjust its exposure to mid-cap stocks by investing in an equity index futures contract, for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns. In addition, the Fund may

PROSPECTUS – THE FUNDS

invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio manager.

The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments, among other considerations. The portfolio management team focuses on select asset classes that have exhibited strong historical performance and that the portfolio management team believes will provide attractive long-term, risk-adjusted returns. The portfolio management team also evaluates each asset class’ relative value and risk/return potential. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments.

The Fund may sell or reallocate its investments among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell an investment, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold

PROSPECTUS – THE FUNDS

these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Multi-Asset Income Fund

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord Abbett (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in fixed income securities and select U.S. equity securities and foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. The Fund seeks to capture investment opportunities the portfolio management team believes are attractive as such opportunities arise. Accordingly, the Fund has wide latitude to allocate its assets among asset classes. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below. Although Lord Abbett actively reallocates the Fund’s assets among the underlying funds, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations shown below. The Fund may rebalance its allocation among the underlying funds or add or remove underlying funds, in each case, without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

Asset Class	Target Allocation

Fixed Income	50% - 90%

Equity	10% - 50%

Foreign	0% to 30%

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests even though the underlying fund may have a portion of its assets invested in another asset class. As a result, the Fund’s actual exposure to individual asset classes may exceed the ranges shown above.

PROSPECTUS – THE FUNDS

Through the underlying funds, which are described in “Appendix B: Underlying Funds of the Funds-of-Funds,” the Fund’s assets are allocated primarily to the following types of investments:

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include warrants, rights offerings, convertible securities, and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.
•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Foreign securities (including emerging market securities and ADRs, GDRs, and other similar depositary receipts), which may be traded on a U.S. or non-U.S. securities exchange and may be denominated in non-U.S. currencies.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or OTC. To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative

PROSPECTUS – THE FUNDS

investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds.

For example, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a CDX as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in fixed income securities. Similarly, the Fund may adjust its exposure to mid-cap stocks by investing in an equity index futures contract, for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio manager.

The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments, among other considerations. The portfolio management team focuses on select asset classes that have exhibited strong historical performance and that the portfolio management team believes will provide attractive long-term, risk-adjusted returns. The portfolio management team also

PROSPECTUS – THE FUNDS

evaluates each asset class’ relative value and risk/return potential. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments.

The Fund may sell or reallocate its investments among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell an investment, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Convertible Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of convertible securities issued by U.S. and foreign companies. For purposes of this 80% policy, the Fund may also gain exposure to convertible securities through derivatives or other ‘synthetic’ means. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy. Under normal conditions, the Fund intends to maintain its average weighted maturity at between five and twenty years.

Convertible securities may include corporate bonds, debentures, notes, preferred stocks, and other securities that can be exchanged for equity securities or provide an opportunity for equity participation. A convertible security may offer both a relatively high yield received from dividend or interest payments in comparison to common stock dividends and the potential for capital appreciation if the value of the underlying common stock increases above the conversion price. The Fund also may invest in synthetic convertible securities and convertible structured

PROSPECTUS – THE FUNDS

notes created by other parties such as investment banks. Such investments attempt to combine the fixed income and convertible characteristics of traditional convertible securities.

The Fund may invest in both investment grade convertible securities and lower-rated (commonly referred to as “high-yield” or “junk”) convertible securities. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present different and generally greater risks, as discussed below. Reflecting the current universe of convertible securities, a significant portion of the Fund’s convertible securities may be rated below investment grade.

The Fund may invest in companies of all sizes and may from time to time invest a significant amount of its assets in securities of small and mid-sized companies with market capitalizations of approximately $250 million to $5 billion at the time of purchase. This market capitalization range may vary in response to changes in the markets.

The Fund may invest up to 20% of its net assets in non-convertible debt or equity securities. The Fund may acquire equity securities as a result of restructurings of debt securities held in its portfolio. In addition, the Fund may purchase equity securities to pursue capital appreciation or to diversify its portfolio. In addition, the Fund may invest up to 20% of its net assets in foreign securities. The Fund defines foreign securities as securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example,

PROSPECTUS – THE FUNDS

the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. The Fund may invest up to 20% of its net assets in spot transactions.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

PROSPECTUS – THE FUNDS

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund uses fundamental, bottom-up analysis to identify convertible securities portfolio management believes are undervalued and that potentially may increase total return and reduce downside risk. Because the value of a convertible security typically increases when the market value of the underlying common stock increases above the conversion price, the Fund analyzes the potential for capital appreciation of the underlying stock. The Fund attempts to identify valuation and pricing inefficiencies driven by macroeconomic factors and company-specific events among convertible securities across all market capitalizations. Portfolio management will work toward reducing risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

PROSPECTUS – THE FUNDS

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Core Fixed Income Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy.

Under normal conditions, the Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and mortgage-related and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

The Fund may invest in corporate fixed income securities. The Fund also may invest in mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage

PROSPECTUS – THE FUNDS

obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index (“CPI”) for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 10% of its net assets in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as the London Interbank Offered Rate (“LIBOR”) or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of CMBS), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

PROSPECTUS – THE FUNDS

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

PROSPECTUS – THE FUNDS

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the expected pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (which was approximately 6.13 years as of February 15, 2018).

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Fund employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund applies proprietary filters to this analysis to determine

PROSPECTUS – THE FUNDS

security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Core Plus Bond Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a variety of fixed income securities. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy. The Fund may invest in corporate debt securities, as well as securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund will invest primarily in investment grade debt securities, but also may invest up to 35% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord

PROSPECTUS – THE FUNDS

Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

The Fund also may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 25% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies. The Fund’s investments in the securities of non-U.S. issuers may include investments in and/or tied economically to emerging markets.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 10% of its net assets in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the expected pattern of all payments of interest and principal on the security over time, including how these

PROSPECTUS – THE FUNDS

payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg Barclays U.S. Universal Bond Index (which was approximately 5.902 years as of February 15, 2018).

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of CMBS), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified

PROSPECTUS – THE FUNDS

exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

PROSPECTUS – THE FUNDS

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Fund employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Corporate Bond Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate debt (or fixed income) securities and derivative instruments that are intended to provide economic exposure to such securities.

PROSPECTUS – THE FUNDS

Under normal conditions, the Fund invests substantially all of its assets in debt securities rated investment grade at the time of purchase or determined by Lord Abbett to be of comparable quality. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. Consistent with the composition of the Fund’s investable universe, it is expected that a substantial portion of the Fund’s portfolio will be invested in investment grade securities rated BBB/Baa by an independent rating agency or determined by Lord Abbett to be of comparable quality. The Fund may invest in:

•	Corporate debt securities of U.S. issuers; and
•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars.

The Fund may invest up to 20% of its net assets in other types of fixed income instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may invest up to 15% of its net assets in securities that are illiquid at the time of investment.

The Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if the Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded. High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund does not have any maturity or duration restrictions and may invest in individual securities of any maturity or duration.

PROSPECTUS – THE FUNDS

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The market value of derivatives providing economic exposure substantially similar to the securities referenced in the Fund’s 80% policy, as described above, will be counted for purposes of measuring the Fund’s compliance with its 80% policy.

The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

PROSPECTUS – THE FUNDS

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. Insights gained from fundamental analysis and

PROSPECTUS – THE FUNDS

proprietary valuation tools are used to determine security selection, industry exposure, and term structure. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

High Yield Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities (commonly referred to as “high-yield” or “junk” bonds), including corporate debt securities and securities that are convertible into common stock or have warrants to purchase common stock. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy.

High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

PROSPECTUS – THE FUNDS

The Fund may invest in debt securities of any credit quality, including defaulted securities (i.e., bonds on which the issuer has not paid principal or interest on time) and securities of issuers that are or may become involved in reorganizations, financial restructurings, or bankruptcy (commonly referred to as “distressed debt”).

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest up to 20% of its net assets in foreign securities (including emerging market securities and ADRs, GDRs, and other similar depositary receipts). The Fund defines foreign securities as securities of non-U.S. issuers that are denominated in non-U.S. currencies. The Fund also may invest up to 20% of its net assets in equity securities. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, rights to purchase equity securities of an issuer, and equity interests in trusts and partnerships, including real estate investment trusts. The Fund may acquire equity securities as a result of restructurings of debt securities held in its portfolio. In addition, the Fund may purchase equity securities to pursue capital appreciation or to diversify its portfolio.

The Fund may invest up to 20% of its net assets in municipal securities. Municipal securities are debt securities that are issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities. Municipal securities include both general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing authority, and revenue bonds, which are payable only from revenue derived from a particular facility or source.

The Fund may invest in mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

PROSPECTUS – THE FUNDS

The Fund may invest up to 15% of its net assets in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified

PROSPECTUS – THE FUNDS

exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. The Fund may invest up to 20% of its net assets in spot transactions.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with

PROSPECTUS – THE FUNDS

counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

The Fund believes high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. In addition to seeking current income, the Fund seeks to invest across the ratings spectrum, particularly in lower-rated debt securities. The Fund seeks to purchase lower-rated securities the Fund believes will experience declining credit risk, allowing the securities potentially to generate higher returns.

The Fund selects securities using a bottom-up analysis of an issuer’s management quality, credit, and relative market position, and industry dynamics, as well as an evaluation of conditions within the broader economy. The Fund applies proprietary filters to this fundamental analysis to position its portfolio across the high-yield credit continuum. The Fund attempts to reduce investment risk through portfolio diversification, credit analysis, and attention to current developments and trends in interest rates and economic conditions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PROSPECTUS – THE FUNDS

Income Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt (or fixed income) securities of various types. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

Such investments primarily consist of:

•	Corporate debt securities of U.S. issuers;
•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;
•	Mortgage-backed, mortgage-related and other asset-backed securities;

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

•	Inflation-linked investments.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);
•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies, including securities of issuers economically tied to emerging market countries;
•	Senior loans, including bridge loans, novations, assignments, and participations; and
•	Convertible securities, including convertible bonds and preferred stocks.

Subject to the limitations above, the Fund may invest in high-yield debt securities (commonly referred to as “lower-rated bonds” or “junk bonds”). High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

PROSPECTUS – THE FUNDS

The Fund also may invest in debt securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Such investments may include debt securities of issuers economically tied to emerging markets.

The investment grade and high-yield securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest in floating or adjustable rate senior loans. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of CMBS), other futures, and/or currency forwards to adjust the Fund’s

PROSPECTUS – THE FUNDS

related exposures or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of

PROSPECTUS – THE FUNDS

expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Fund employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether

PROSPECTUS – THE FUNDS

to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Inflation Focused Fund

For purposes of its investment objective, the Fund uses the CPI-U to measure the rate of inflation in the U.S. economy. The Fund pursues its investment objective by combining inflation-linked derivatives and inflation-indexed fixed income securities (collectively, “Inflation-Linked Investments”) with a portfolio of fixed income securities. In addition, the Fund may buy or sell Treasury futures or interest rate swaps to actively manage its portfolio duration. The use of the term “Inflation Focused” in the Fund’s name does not refer to a particular type of security in which the Fund invests; rather, it refers to its overall strategy that seeks investment returns that exceed the rate of inflation in the U.S. economy over time. In the Fund’s view, exceeding the rate of inflation in the U.S. economy could mean achieving greater gains than the CPI-U during periods of anticipated or actual inflation or sustaining smaller losses than the CPI-U during periods of anticipated or actual deflation.

The percentage of the Fund’s assets that is invested in Inflation-Linked Investments and the types of Inflation-Linked Investments used by the Fund will vary. The Fund does not seek to forecast inflationary trends, but merely seeks investment exposure through Inflation-Linked Investments. The Fund will invest the remainder of its assets primarily in fixed income securities of various types, as discussed in more detail below. Because the Fund uses Inflation-Linked Investments as a tool to gain investment exposure, the Fund is designed for long-term investors and may not be appropriate for investors who are looking to protect their purchasing power in the near term.

PROSPECTUS – THE FUNDS

The specific types of Inflation-Linked Investments that the Fund may use include:

•

Inflation-Linked Derivatives. The Fund may invest substantially in inflation-linked derivatives, primarily CPI swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a specified notional amount of principal. The Fund normally may enter into CPI swaps on a zero-coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. Conversely, the Fund may enter into CPI swaps on a year-over-year basis, in which one party pays an annual fixed rate on a specified notional amount at specified intervals (i.e., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate at specified intervals. As the market for inflation-linked derivatives continues to innovate, other variables and similar derivative investments may be available and used by the Fund.

Below is a graphic based on a simple example where the Fund enters into a CPI swap contract and agrees to pay the counterparty a fixed rate (multiplied by a notional amount to determine the actual amount payable) in return for the counterparty’s agreement to pay the Fund the rate of increase in the CPI during the life of the contract (again, multiplied by the notional amount to determine the actual amount payable).

Notional (Contract) Amount
x
Floating Interest Rate (Change in CPI)
(Cumulative over the life of the Contract)

Buyer (the Fund)	Seller (the Counterparty)

Notional (Contract) Amount
x
Fixed Interest Rate
(Compounded over the life of the Contract)

As described in more detail below, the Fund may invest substantially in other types of derivatives for non-hedging or hedging purposes. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index. The Fund will be required to segregate permissible liquid assets, or engage in other measures to cover its obligations relating to CPI swaps and other derivative transactions.

PROSPECTUS – THE FUNDS

•

Inflation-Indexed Fixed Income Securities. Inflation-indexed fixed income securities are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or variable principal and interest payments. The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI, and other inflation-indexed securities issued by the U.S. Department of the Treasury. In addition to investing in TIPS, the Fund also may invest in sovereign inflation-indexed fixed income securities (sometimes referred to as “linkers”) issued by non-U.S. governments. To the extent that the Fund invests in such non-U.S. inflation-indexed fixed income securities that are denominated in foreign currencies, the Fund will limit such investments in accordance with the limitations described further below.

The Fund invests the remainder of its assets primarily in fixed income securities of various types and will use such securities to cover its obligations under CPI swaps and other derivative transactions. The Fund may invest in fixed income securities with both fixed and variable interest rates. As described in more detail below, among such fixed income securities in which the Fund may invest without limitation are investment grade:

•	Corporate debt securities of U.S. issuers;
•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;
•

Mortgage-backed, mortgage-related and other asset-backed securities, including collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, and stripped mortgage-backed securities (SMBS); and

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);
•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;
•	Senior loans, including bridge loans, novations, assignments, and participations; and
•	Convertible securities, including convertible bonds and preferred stocks.

PROSPECTUS – THE FUNDS

Investment grade fixed income securities are securities that are rated within the four highest grades assigned by an independent rating agency, including Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), and Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. Subject to the limitations above, the Fund may invest in high-yield debt securities, which are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present different and generally greater risks, as discussed below.

The investment grade and high-yield securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, CMOs, CMBS, mortgage dollar rolls, SMBS, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund also may invest in fixed income securities issued by non-U.S. (including emerging market) entities and denominated in currencies other than the U.S. dollar.

The Fund may invest in floating or adjustable rate senior loans. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default. However, the Fund may invest in senior loans that are not secured by any specific collateral.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

PROSPECTUS – THE FUNDS

The Fund attempts to manage the average duration of the securities it holds in its portfolio and hedge interest rate risk by investing in Treasury futures and interest rate swaps. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the expected pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

In addition to CPI swaps, the Fund may use various other types of derivatives to gain investment exposure or to hedge against risk. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. The Fund also may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in inflation or interest rates that may reduce the market value of the Fund’s investment portfolio. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of CMBS), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. In connection with CPI swaps and other derivative transactions, the Fund will be required to segregate permissible liquid assets, or engage in other measures to cover the Fund’s obligations relating to such transactions. The Fund is regulated by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.

The types of derivative instruments that the Fund may use consist principally of:

•

Swaps. In addition to CPI swaps, the Fund may enter into other types of swap contracts, including interest rate, equity index, credit default, currency, and total return swaps, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses

PROSPECTUS – THE FUNDS

on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on

PROSPECTUS – THE FUNDS

Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

The Fund combines top-down and bottom-up analysis in its portfolio construction process. Portfolio management takes into account several factors in its analysis, including, but not limited to current and expected economic conditions, rising and falling interest rates, and credit quality. The Fund applies proprietary filters to this analysis to determine the structure of the portfolio and security selection. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Short Duration Core Bond Fund

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in various types of short duration debt (or fixed income) securities and derivative instruments that are intended to provide economic exposure to such securities. Under normal conditions, the Fund invests substantially all of its assets in debt securities rated investment grade at the time of purchase or determined by Lord Abbett to be of comparable quality. Investment grade debt securities are securities that are rated within the four highest grades assigned by

PROSPECTUS – THE FUNDS

an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. The Fund may invest in:

•	Corporate debt securities of U.S. issuers;
•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;
•	Mortgage-backed, mortgage-related and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities;
•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
•	Debt securities issued or guaranteed by non-U.S. sovereign governments and their agencies, authorities, political subdivisions, or instrumentalities;
•	Senior loans, including bridge loans, novations, assignments, and participations; and
•	Structured securities and other hybrid instruments, including CLOs.

The Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if the Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded. High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities. The Fund may invest up to 15% of its net assets in securities that are illiquid at the time of investment.

PROSPECTUS – THE FUNDS

The Fund may invest in floating or adjustable rate senior loans. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years. Subject to the foregoing, the Fund does not have any maturity or duration restrictions and may invest in securities of any maturity or duration.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The market value of derivatives providing economic exposure substantially similar to the securities referenced in the Fund’s 80% policy, as described above, will be counted for purposes of measuring the Fund’s compliance with its 80% policy.

PROSPECTUS – THE FUNDS

The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options.

PROSPECTUS – THE FUNDS

Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio. The Fund uses a blend of fundamental research and quantitative tools to evaluate global economic conditions, opportunities, and risks across different segments of the fixed income market. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

PROSPECTUS – THE FUNDS

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Short Duration Income Fund

The Fund invests primarily in various types of short duration debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt securities of various types. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

Such investments primarily include:

•	Corporate debt securities of U.S. issuers;
•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;
•	Mortgage-backed, mortgage-related and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities;

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

•	Inflation-linked investments.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

•	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

PROSPECTUS – THE FUNDS

•	Debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;
•	Senior loans, including bridge loans, novations, assignments, and participations; and
•	Convertible securities, including convertible bonds and preferred stocks.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the expected pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years.

Subject to the limitations above, the Fund may invest in high-yield debt securities. High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

The Fund also may invest in debt securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage- backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities. The Fund may, and typically does, invest substantially in CMBS, including lower rated CMBS.

PROSPECTUS – THE FUNDS

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest in floating or adjustable rate senior loans. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of CMBS), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

PROSPECTUS – THE FUNDS

•

Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the

PROSPECTUS – THE FUNDS

purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Fund employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold

PROSPECTUS – THE FUNDS

these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Total Return Fund

Under normal conditions, the Fund pursues its investment objective by investing primarily in investment grade debt (or fixed income) securities. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. The Fund may invest in corporate debt securities, as well as securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund may invest up to 20% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks, as discussed below.

The Fund also may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 20% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The investment grade and high-yield securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury.

PROSPECTUS – THE FUNDS

The Fund may invest up to 10% of its net assets in floating or adjustable rate senior loans, including bridge loans, novations, assignments, and participations. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The interest rates on senior loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. Senior loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the borrower’s assets in the event of default.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of CMBS), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

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Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward

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contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

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Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

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Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with

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counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the expected pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg Barclays U.S. Universal Bond Index (which was approximately 5.902 years as of February 15, 2018).

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Fund employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or

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financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Restrictions Relating to Other (Non-Principal) Investment Techniques. In addition to the principal investment strategies discussed above, each Fund may use other investment techniques in seeking to achieve its investment objective. The applicable investment restrictions associated with such other investment techniques are set forth below. Please see “Fund Investments” in Part I of the SAI and “Additional Information on Portfolio Investments, Risks, and Techniques” in Part II of the SAI for more information on these and the other investment techniques that may be used by the Funds.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security is a security that, in the determination of a Fund, likely cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the amount at which it is currently valued by the Fund.

Municipal Securities. High Yield Fund may invest up to 20%, of its net assets in municipal bonds that, at the time of purchase, are rated investment grade or below investment grade by an independent rating agency or are unrated but determined by Lord Abbett to be of comparable quality.

Options. Each Fund may purchase and sell (write) exchange-listed or over-the-counter put and call options. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security at an agreed upon price on an agreed upon date. Reverse repurchase agreements expose a Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also

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may involve the use of leverage, in that a Fund may reinvest the cash it receives in additional securities. Each Fund’s investments in reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

PRINCIPAL RISKS

Multi-Asset Balanced Opportunity Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund, which also are principal risks of investing in the underlying funds, are described below. The Fund attempts to manage these risks through portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

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Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

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New Underlying Fund Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and/or the underlying funds may not achieve their objectives. The securities selected for the Fund and/or underlying funds may not perform as well as other securities that were not selected for the Fund and/or underlying funds. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the underlying funds. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

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Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors

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affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

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Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

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Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

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Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. Mid-sized and small companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may

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cause them to be more sensitive to changing economic, market, and industry conditions. In addition, mid-sized and small companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and small company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term. Although investing in mid-sized and small companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

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Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

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High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

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Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below

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investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain senior loans which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by

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the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds) or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a

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municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest

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for high-yield fixed income securities, which have lower credit ratings. To the extent an underlying fund holds below investment grade securities, these risks may be heightened. The credit quality of an underlying fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of an underlying fund’s holding may impair the Fund’s liquidity and have the potential to cause significant net asset value (“NAV”) deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in the expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

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Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less

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than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

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The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

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Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The use of currency-related transactions by an underlying fund involves the risk that Lord Abbett will not accurately predict currency movements. As a result, the underlying fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets.

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Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or

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additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

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Convertible Securities Risk: Certain of the underlying funds may invest in convertible securities. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause an underlying fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

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Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

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The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
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The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

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The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

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The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
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The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions

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applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Multi-Asset Focused Growth Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund, which also are principal risks of investing in the underlying funds, are described below. The Fund attempts to manage these risks through portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

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Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant

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portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

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New Underlying Fund Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and/or the underlying funds may not achieve their objectives. The securities selected for the Fund and/or underlying funds may not perform as well as other securities that were not selected for the Fund and/or underlying funds. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions,

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operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the underlying funds. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

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Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

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Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may

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be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

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Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

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Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. Mid-sized and small companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. In addition, mid-sized and small companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and small company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term. Although investing in mid-sized and small companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

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Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. Different

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investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

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High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear

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suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

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Senior Loan Risk: Investments in floating or adjustable rate senior loans, including bank loans, are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain senior loans which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders, including other Lord Abbett Funds.

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In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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Municipal Securities Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds) or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond,

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and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage-related securities, including commercial mortage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S.

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corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

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Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In

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addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. To the extent an underlying fund holds below investment grade securities, these risks may be heightened. The credit quality of an underlying fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of an underlying fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by

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governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the

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percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.
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Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The use of currency-related transactions by an underlying fund involves the risk that Lord Abbett will not accurately predict currency movements. As a result, the underlying fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets.

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Convertible Securities Risk: Certain of the underlying funds may invest in convertible securities. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause an underlying fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

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Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations,

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the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

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Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

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The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
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The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

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The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

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The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
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The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and

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industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

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Multi-Asset Growth Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund, which also are principal risks of investing in the underlying funds, are described below. The Fund attempts to manage these risks through portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

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Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

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New Underlying Fund Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s

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relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and/or the underlying funds may not achieve their objectives. The securities selected for the Fund and/or underlying funds may not perform as well as other securities that were not selected for the Fund and/or underlying funds. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the underlying funds. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

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Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected

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by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

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Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

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Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

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Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. Mid-sized and small companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. In addition, mid-sized and small companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and small company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of

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larger company stocks, especially over the short term. Although investing in mid-sized and small companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

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Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

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High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than

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investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

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Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some

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cases, no active trading market may exist for certain senior loans which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more

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sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds) or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is

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unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. To the extent an underlying fund holds below investment grade securities, these risks may be heightened. The credit quality of an underlying fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of an underlying fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government

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securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.
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Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in the expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

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Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In

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addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a

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greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

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Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The use of currency-related transactions by an underlying fund involves the risk that Lord Abbett will not accurately predict currency movements. As a result, the underlying fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets.

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Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

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Convertible Securities Risk: Certain of the underlying funds may invest in convertible securities. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and

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liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause an underlying fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

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Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

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The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
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The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

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The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

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The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
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The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

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There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a

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rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Multi-Asset Income Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund, which also are principal risks of investing in the underlying funds, are described below. The Fund attempts to manage these risks through portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

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Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

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New Underlying Fund Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and/or the underlying funds may not achieve their objectives. The securities selected for the Fund and/or underlying funds may not perform as well as other securities that were not selected for the Fund and/or underlying funds. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the underlying funds. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may

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decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

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High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

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Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain senior loans which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S.

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corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

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Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds) or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

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Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In

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addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. To the extent an underlying fund holds below investment grade securities, these risks may be heightened. The credit quality of an underlying fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of an underlying fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in the expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

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Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse

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floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

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Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

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Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries

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or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

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Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

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Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. Mid-sized and small companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. In addition, mid-sized and small companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and small company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term. Although investing in mid-sized and small companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

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Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. Different investment styles tend to shift in and out of favor depending upon market

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and economic conditions as well as investor sentiment. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

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The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

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Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The use of currency-related transactions by an underlying fund involves the risk that Lord Abbett will not accurately predict currency movements. As a result, the underlying fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets.

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Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or

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additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

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Convertible Securities Risk: Certain of the underlying funds may invest in convertible securities. Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause an underlying fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

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Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

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The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
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The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

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The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

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The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions

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applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Convertible Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

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Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to

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redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

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High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. To the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the

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market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

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Call Risk: A substantial portion of bonds are “callable,” meaning they give the issuer the right to call or redeem the bonds before maturity. Issuers may call outstanding bonds when there is a decline in interest rates, when credit spreads change, or when the issuer’s credit quality improves. As interest rates decline, these bond issuers may pay off their loans early by buying back the bonds, thus depriving the Fund of above market interest rates. Moreover, the Fund may not recoup the full amount of its initial investment and may have to reinvest the prepayment proceeds in lower yielding securities, securities with greater credit risks, or other less attractive securities.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by

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the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law, and consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income

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securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.
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Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

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Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

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Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. Mid-sized and small companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. In addition, mid-sized and small companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and small company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term. Although investing in mid-sized and small companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to

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incur losses or underperform. The shares of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

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The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

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Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging markets.

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Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

PROSPECTUS – THE FUNDS

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

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The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

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The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

PROSPECTUS – THE FUNDS

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

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High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Core Fixed Income Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

PROSPECTUS – THE FUNDS

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. To the extent the Fund holds below investment grade securities, these risks may

PROSPECTUS – THE FUNDS

be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid,

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particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law, and consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related

PROSPECTUS – THE FUNDS

and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a

PROSPECTUS – THE FUNDS

foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

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Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in

PROSPECTUS – THE FUNDS

senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain senior loans which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

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The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

PROSPECTUS – THE FUNDS

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
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The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

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The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

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The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
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The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations.

PROSPECTUS – THE FUNDS

Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

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High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Core Plus Bond Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected

PROSPECTUS – THE FUNDS

for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

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New Fund Risk: The Fund is recently organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, the Fund’s gross expense ratio may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

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High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly

PROSPECTUS – THE FUNDS

speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. To the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur

PROSPECTUS – THE FUNDS

rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be

PROSPECTUS – THE FUNDS

magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law, and consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage-related securities, including commercial mortage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-

PROSPECTUS – THE FUNDS

related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/ or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Commercial Mortgage-Backed Securities (CMBS) Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in recent years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

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Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates),

PROSPECTUS – THE FUNDS

investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S.

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securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

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Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging markets.

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the

PROSPECTUS – THE FUNDS

senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain senior loans which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

PROSPECTUS – THE FUNDS

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

PROSPECTUS – THE FUNDS

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Corporate Bond Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

PROSPECTUS – THE FUNDS

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

New Fund Risk: The Fund is recently organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, the Fund’s gross expense ratio may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In addition, if the market perceives a deterioration in the creditworthiness of an

PROSPECTUS – THE FUNDS

issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. To the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular

PROSPECTUS – THE FUNDS

investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law, and consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

•

Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In

PROSPECTUS – THE FUNDS

addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a

PROSPECTUS – THE FUNDS

greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of

PROSPECTUS – THE FUNDS

derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

PROSPECTUS – THE FUNDS

High Yield Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and

PROSPECTUS – THE FUNDS

more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

PROSPECTUS – THE FUNDS

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. To the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the

PROSPECTUS – THE FUNDS

market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to

PROSPECTUS – THE FUNDS

redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.
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Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

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Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

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Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds) or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the

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lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law, and consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although

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mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

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The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

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Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging markets.

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Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the

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value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain senior loans which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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Defaulted Bonds Risk: Defaulted bonds are subject to greater risk of loss of income and principal than securities of issuers whose debt obligations are being met. Defaulted bonds are considered speculative with respect to the issuer’s ability to make interest payments and/or pay its obligations in full. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates, which securities may in turn be illiquid, subject to restrictions on resale and/or speculative.

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Distressed Debt Risk: The Fund may hold securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Investments in distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. The anticipated transaction regarding these instruments may be unsuccessful, take considerable time or result in a distribution of cash or a new security or obligation in exchange for the distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. The Fund also may incur expenses trying to protect its interests in distressed debt. Additionally, the prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed debt issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. In addition, the Fund may invest in additional securities of a defaulted issuer to retain a controlling stake in any bankruptcy proceeding or workout. In any reorganization or liquidation proceeding, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

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Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

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The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
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The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

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The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

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The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
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The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

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High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Income Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

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A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

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High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In

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addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. To the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

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Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible

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securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law, and consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related

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and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a

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foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

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Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign

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currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging markets.

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Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain senior loans which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal

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securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

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The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
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The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

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The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

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The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
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The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging

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may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

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High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Inflation Focused Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully

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evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market. The success of the Fund’s investment strategies will largely depend on the extent to which the Fund’s portfolio management correctly forecasts inflationary trends and expectations. To the extent that the Fund’s portfolio management incorrectly forecasts inflationary trends and expectations, the Fund may incur additional losses during non-inflationary periods or fail to achieve investment returns that exceed the rate of inflation during inflationary periods.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-

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rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

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Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

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Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

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The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

PROSPECTUS – THE FUNDS

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The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

PROSPECTUS – THE FUNDS

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High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail

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to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. To the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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Counterparty Risk: A significant risk in two-party contracts such as CPI swaps, futures, options and other derivative transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. Accordingly, such transactions involve the risk that the Fund will be delayed in or prevented from obtaining payments owed to it. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could, be delayed in or prevented from obtaining payments owed to it, miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions. These risks may be greater when engaging in over-the-counter transactions or when the Fund conducts business with a limited number of counterparties. The use of a central clearing party in two-party contracts is intended to decrease counterparty risk but will not make these transactions risk free and may increase the overall costs associated with the transaction.

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

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Leverage Risk: Certain of the Fund’s transactions (including, among others, CPI swaps and other derivatives, reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions) may give rise to leverage risk. Leverage may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Fund will be required to segregate permissible liquid assets to cover its obligations under

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these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. By setting aside assets equal to only its net obligations under cash-settled swaps and futures, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such transactions. There is no assurance that the Fund will be able to employ leverage successfully.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is

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exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

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Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging markets.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S.

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corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law, and consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Commercial Mortgage-Backed Securities (CMBS) Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information

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regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in recent years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

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Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

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Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The senior loans in which the Fund may invest primarily are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities.

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Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain senior loans which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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Tax Treatment Limitations and Potential Changes in Tax Treatment: The Fund intends to continue to qualify as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company under subchapter M, at least 90% of the Fund’s gross income for each taxable year must be “qualifying income.” Although the Fund believes that its investment strategies with respect to derivatives, including CPI swaps, will generate qualifying income under current U.S. federal income tax law, the Fund’s use of these instruments is accompanied by the risk that the Internal Revenue Service may determine that such gain is non-qualifying income. The Fund’s intention to qualify for favorable tax treatment under the Code may limit the

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Fund’s ability to invest in certain investments, especially commodity related investments, which may offer the potential to hedge against inflation. In addition, the Fund’s transactions in futures, swaps and other derivatives could also result in the Fund realizing more short-term capital gain and ordinary income (both subject to ordinary income tax rates) than otherwise would be the case if the Fund did not invest in such instruments. To the extent that the Fund invests in this manner, the realization of short-term gain and ordinary income may impact the amount, timing, and character of the Fund’s distributions to shareholders and the Fund’s after-tax returns.

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High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Short Duration Core Bond Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected

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for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.
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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

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New Fund Risk: The Fund is recently organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, the Fund’s gross expense ratio may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline

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in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. To the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events

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relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law, and consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on

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some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Commercial Mortgage-Backed Securities (CMBS) Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in recent years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social

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instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements

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as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

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Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

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Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain senior loans which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii)

PROSPECTUS – THE FUNDS

leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

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The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
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The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

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The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

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The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

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•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
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The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

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High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must

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pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Short Duration Income Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming

PROSPECTUS – THE FUNDS

increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.
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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

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High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic

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conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. To the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

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Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-

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related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law, and consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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Commercial Mortgage-Backed Securities (CMBS) Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

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CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in recent years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

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Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

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Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the

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increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent

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the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

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Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging markets.

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Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in

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senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain senior loans which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

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The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

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•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
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The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

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The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

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The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
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The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations.

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Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

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High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Total Return Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected

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for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

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Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

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High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some

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issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

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Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. To the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund

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invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.
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Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep

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pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

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Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law, and consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

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Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

PROSPECTUS – THE FUNDS

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Inflation-Linked Investments Risk: As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates

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and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

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Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the

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risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many emerging markets.

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Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain senior loans which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

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The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
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The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

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The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

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The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
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The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative

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may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

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High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Funds also may be subject to certain operational risks, including:

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Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord, Abbett & Co. LLC (“Lord Abbett”) and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting

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platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber-security-related incident.

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Large Shareholder Risk: To the extent a large number of shares of a Fund is held by a single shareholder or group of related shareholders (e.g., an institutional investor, another Lord Abbett Fund or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which Lord Abbett has investment discretion that invest in a Fund may not be limited in how often they may purchase or sell Fund shares. Certain Lord Abbett Funds or accounts may hold substantial percentages of the shares of a Fund, and asset allocation decisions by Lord Abbett may result in substantial redemptions from (or investments in) a Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.

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Operational Risk: The Funds are also subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider; each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a NAV for a Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

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Business Continuity: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Funds. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Funds could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. A Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

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Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of a Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorist attacks or natural disasters could result in unplanned or significant securities market closures. Securities markets also may be susceptible to market manipulation (e.g., the manipulation of the

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London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility or reduce the value of investments traded in them, including investments of a Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying a Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of a Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, a Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment strategies and achieving their investment objectives. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

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Valuation Risk: The valuation of each Fund’s investments involves subjective judgment. There can be no assurance that a Fund will value its investments in a manner that accurately reflects their current market values or that a Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of a Fund’s portfolio holdings could result in a Fund’s shareholder transactions being effected at a NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures regarding the disclosure of the Funds’ portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUNDS

Board of Trustees. The Board oversees the management of the business and affairs of the Funds. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the 1940 Act) of the Funds.

Investment Adviser. The Funds’ investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $160 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.6 billion for which Lord Abbett provides investment models to managed account sponsors as of January 31, 2018.

Portfolio Managers. The Funds are managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Funds-of-Funds. Giulio Martini, Partner and Director of Strategic Asset Allocation, heads each Fund’s team. Mr. Martini joined Lord Abbett in and has been a member of the team since 2015. Mr. Martini was formerly a Global Investment Strategist at Anderson Global Macro LLC from 2012 to 2015. Additional members of each Fund’s team are Robert A. Lee, Partner and Chief Investment Officer, Jeffrey O. Herzog, Portfolio Manager, and David B. Ritt, Portfolio Manager. Mr. Lee joined Lord Abbett in 1997 and has been a member of each Fund’s team since 2016. Mr. Herzog joined Lord Abbett in 2013 and has

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been a member of each Fund’s team since 2016. Mr. Herzog was formerly Senior Economist at Oxford Economics from 2012 to 2013 and Senior Economist at BBVA Compass from 2009 to 2012. Mr. Ritt joined Lord Abbett in 2006 and has been a member of each Fund’s team since 2016. Messrs. Martini, Lee, Herzog, and Ritt are jointly and primarily responsible for the day-to-day management of each Fund.

Convertible Fund. Alan R. Kurtz, Portfolio Manager, heads the Fund’s team and is primarily responsible for the day-to-day management of the Fund. Mr. Kurtz joined Lord Abbett in 2000 and has been a member of the Fund’s team since 2003. Additional members of the Fund’s team are Robert A. Lee, Partner and Chief Investment Officer, and Steven F. Rocco, Partner and Director of Taxable Fixed Income. Messrs. Lee and Rocco joined Lord Abbett in 1997 and 2004, respectively, and have been members of the Fund’s team since 2013 and 2014, respectively. Messrs. Kurtz, Lee, and Rocco are jointly and primarily responsible for the day-to-day management of the Fund.

Core Fixed Income Fund. Kewjin Yuoh, Partner and Portfolio Manager, heads the Fund’s team. Mr. Yuoh joined Lord Abbett in and has been a member of the Fund’s team since 2010. Additional members of the Fund’s team are Robert A. Lee, Partner and Chief Investment Officer, and Andrew H. O’Brien, Partner and Portfolio Manager. Messrs. Lee and O’Brien joined Lord Abbett in 1997 and 1998, respectively. Messrs. Lee and O’Brien have been members of the Fund’s team since 1998. Messrs. Yuoh, Lee, and O’Brien are jointly and primarily responsible for the day-to-day management of the Fund.

Core Plus Bond Fund. Kewjin Yuoh, Partner and Portfolio Manager, heads the Fund’s team. Mr. Yuoh joined Lord Abbett in 2010. Additional members of the Fund’s team are Robert A. Lee, Partner and Chief Investment Officer, Andrew H. O’Brien, Partner and Portfolio Manager, and Steven F. Rocco, Partner and Director of Taxable Fixed Income. Messrs. Lee, O’Brien, and Rocco joined Lord Abbett in 1997, 1998 and 2004, respectively. Messrs. Yuoh, Lee, O’Brien, and Rocco are jointly and primarily responsible for the day-to-day management of the Fund and have been members of the Fund’s team since its 2015 inception.

Corporate Bond Fund. Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998 and has been a member of the team since the Fund’s 2017 inception. Kewjin Yuoh, Partner and Portfolio Manager is an additional member of the Fund’s team. Mr. Yuoh joined Lord Abbett in 2010 and has been a member of the team since the Fund’s 2017 inception. Messrs. O’Brien and Yuoh are jointly and primarily responsible for the day-to-day management of the Fund.

High Yield Fund. Steven F. Rocco, Partner and Director of Taxable Fixed Income, heads the Fund’s team. Mr. Rocco joined Lord Abbett in 2004 and has been a member of the Fund’s team since 2010. Additional members of the Fund’s

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team are Robert A. Lee, Partner and Chief Investment Officer, and Christopher J. Gizzo, Portfolio Manager. Messrs. Lee and Gizzo joined Lord Abbett in 1997 and 2008, respectively, and have been members of the Fund’s team since 2013. Messrs. Rocco, Lee, and Gizzo are jointly and primarily responsible for the day-to-day management of the Fund.

Income Fund and Short Duration Income Fund. Andrew H. O’Brien, Partner and Portfolio Manager, heads each Fund’s team. Mr. O’Brien joined Lord Abbett in and has been a member of each Fund’s team since 1998. Additional members of each Fund’s team are Robert A. Lee, Partner and Chief Investment Officer, Kewjin Yuoh, Partner and Portfolio Manager, and Steven F. Rocco, Partner and Director of Taxable Fixed Income. Messrs. Lee, Yuoh, and Rocco joined Lord Abbett in 1997, 2010, and 2004, respectively, and have been members of each Fund’s team since 1998, 2010, and 2013, respectively. Messrs. O’Brien, Lee, Yuoh, and Rocco are jointly and primarily responsible for the day-to-day management of each Fund.

Inflation Focused Fund. Kewjin Yuoh, Partner and Portfolio Manager, heads the Fund’s team. Mr. Yuoh joined Lord Abbett in 2010 and has been a member of the Fund’s team since 2011. Additional members of the Fund’s team are Robert A. Lee, Partner and Chief Investment Officer, Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Director of Taxable Fixed Income, and Hyun Lee, Portfolio Manager. Messrs. Lee, O’Brien, Rocco, and Hyun Lee joined Lord Abbett in 1997, 1998, 2004, and 2001, respectively. Messrs. Lee O’Brien, and Hyun Lee have been members of the Fund’s team since 2011. Mr. Rocco has been a member of the Fund’s team since 2013. Messrs. Yuoh, Lee, O’Brien, Rocco, and Hyun Lee are jointly and primarily responsible for the day-to-day management of the Fund.

Short Duration Core Bond Fund. Kewjin Yuoh, Partner and Portfolio Manager, heads the Fund’s team. Mr. Yuoh joined Lord Abbett in 2010 and has been a member of the team since the Fund’s 2017 inception. Additional members of the team are Andrew H. O’Brien, Partner and Portfolio Manager. Mr. O’Brien joined Lord Abbett in 1998 and has been a member of the team since the Fund’s 2017 inception. Messrs. Yuoh and O’Brien are jointly and primarily responsible for the day-to-day management of the Fund.

Total Return Fund. Kewjin Yuoh, Partner and Portfolio Manager, heads the Fund’s team. Mr. Yuoh joined Lord Abbett in and has been a member of the Fund’s team since 2010. Additional members of the Fund’s team are Robert A. Lee, Partner and Chief Investment Officer, Andrew H. O’Brien, Partner and Portfolio Manager, and Steven F. Rocco, Partner and Director of Taxable Fixed Income. Messrs. Lee, O’Brien, and Rocco joined Lord Abbett in 1997, 1998, and 2004, respectively, and have been members of the Fund’s team since 1998, 1998, and 2013, respectively. Messrs. Yuoh, Lee, O’Brien, and Rocco are jointly and primarily responsible for the day-to-day management of the Fund.

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Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

For each of the Funds-of-Funds, the management fee is calculated at the annual rate of 0.10% on each of the Fund’s average daily net assets.

For the fiscal year ended November 30, 2017, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.10% of each of Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund’s average daily net assets and 0.06% of Multi-Asset Focused Growth Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Convertible Fund as calculated at the following annual rates:

0.70% on the first $1 billion of average daily net assets;
0.60% on the next $1 billion of average daily net assets; and
0.57% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2017, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.69% of Convertible Fund’s average daily net assets.

Prior to April 1, 2018, Lord Abbett was entitled to a management fee for Core Fixed Income Fund as calculated at the following annual rates:

0.45% on the first $1 billion of average daily net assets;
0.40% on the next $1 billion of average daily net assets; and
0.35% on the Fund’s average daily net assets over $2 billion.

Effective April 1, 2018, Lord Abbett is entitled to a management fee for Core Fixed Income Fund as calculated at the following annual rates:

0.24% on the first $1 billion of average daily net assets;
0.21% on the next $1 billion of average daily net assets; and
0.20% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2017, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.24% of Core Fixed Income Fund’s average daily net assets.

Prior to April 1, 2018, Lord Abbett was entitled to a management fee for Core Plus Bond Fund and Total Return Fund as calculated at the following annual rates:

0.45% on the first $1 billion of average daily net assets;
0.40% on the next $1 billion of average daily net assets; and
0.35% on the Fund’s average daily net assets over $2 billion.

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Effective April 1, 2018, Lord Abbett is entitled to a management fee for each of Core Plus Bond Fund and Total Return Fund as calculated at the following annual rates:

0.28% on the first $4 billion of average daily net assets;
0.26% on the next $11 billion of average daily net assets; and
0.25% on each Fund’s average daily net assets over $15 billion.

For the fiscal year ended November 30, 2017, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.00% and 0.28% of Core Plus Bond Fund and Total Return Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Corporate Bond Fund as calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets; and
0.35% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2017, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.00% of Corporate Bond Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for High Yield Fund as calculated at the following annual rates:

0.60% on the first $1 billion of average daily net assets;
0.55% on the next $1 billion of average daily net assets; and
0.50% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2017, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.52% of High Yield Fund’s average daily net assets.

Prior to April 1, 2018, Lord Abbett was entitled to a management fee for Income Fund as calculated at the following annual rates:

0.50% on the first $2.5 billion of average daily net assets;
0.40% on the next $1.5 billion of average daily net assets; and
0.38% on the Fund’s average daily net assets over $4 billion.

Effective April 1, 2018, Lord Abbett is entitled to a management fee for Income Fund as calculated at the following annual rates:

0.38% on the first $3 billion of average daily net assets;
0.35% on the next $7 billion of average daily net assets; and
0.34% on the Fund’s average daily net assets over $10 billion.

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For the fiscal year ended November 30, 2017, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.38% of Income Fund’s average daily net assets.

Prior to April 1, 2018, Lord Abbett was entitled to a management fee for Inflation Focused Fund as calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets;
0.375% on the next $3 billion of average daily net assets; and
0.35% on the Fund’s average daily net assets over $5 billion.

Effective April 1, 2018, Lord Abbett is entitled to a management fee for Inflation Focused Fund as calculated at the following annual rates:

0.30% on the first $2 billion of average daily net assets;
0.28% on the next $3 billion of average daily net assets; and
0.26% on the Fund’s average daily net assets over $5 billion.

For the fiscal year ended November 30, 2017, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.34% of Inflation Focused Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Short Duration Core Bond Fund as calculated at the following annual rates:

0.30% on the first $1 billion of average daily net assets;
0.25% on the next $1 billion of average daily net assets; and
0.20% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2017, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.00% of Short Duration Core Bond Fund’s average daily net assets.

Lord Abbett is entitled to a management fee for Short Duration Income Fund as calculated at the following annual rates:

0.35% on the first $1 billion of average daily net assets;
0.30% on the next $1 billion of average daily net assets; and
0.25% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended November 30, 2017, the effective annual rate of the fee paid to Lord Abbett was 0.25% of Short Duration Income Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets. Each Fund pays all of its expenses not expressly assumed by Lord Abbett.

PROSPECTUS – THE FUNDS

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Funds’ semiannual report to shareholders for the six-month period ended May 31st.

As used in the remaining portion of this prospectus, the terms “a Fund,” “each Fund,” and “the Fund” refer to each Fund individually or the Funds collectively, as the context may require, unless reference to a specific Fund is provided. The Multi-Asset Balanced Opportunity Fund, Multi-Asset Focused Growth Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund sometimes are referred to as the “Funds-of-Funds.” In the case of the Funds-of-Funds, references to each “Fund” or the “Funds” are to all or certain of the underlying funds.

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a share class include:

•	the amount you plan to invest;
•	the length of time you expect to hold your investment;
•	the total costs associated with your investment, including any sales charges that you may pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;
•	whether you qualify for any reduction or waiver of sales charges;
•	whether you plan to take any distributions in the near future;
•	the availability of the share class;
•	the services that will be available to you; and
•	the amount of compensation that your financial intermediary will receive.

If you plan to invest a large amount and your investment horizon is five years or more, as between Class A and C shares, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

PROSPECTUS – THE FUNDS

Retirement and Benefit Plans and Fee-Based Programs

The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. For more information, please see the section of the prospectus titled “Choosing a Share Class – Additional Information about the Availability of Share Classes.” As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available for purchase in all states or available through your financial intermediary. Please check with your financial intermediary for more information about the availability of share classes. Your financial intermediary may receive different compensation depending upon which class you choose.

Class A Shares

Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs(1)

Front-End Sales Charge	Up to 2.25%; reduced or waived for large purchases and certain investors; eliminated for purchases of $500,000 or more

CDSC	1.00% on redemptions made within one year following purchases of $500,000 or more; waived under certain circumstances

Distribution and Service (12b-1) Fee(2) (Funds-of-Funds only)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Distribution and Service (12b-1) Fee(2) (For each Fund other than the Funds-of-Funds)	0.20% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: 0.05%

Automatic Conversion	None

Exchange Privilege(3)	Class A shares of most Lord Abbett Funds

PROSPECTUS – THE FUNDS

Class B Shares

Availability

Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution

Front-End Sales Charge	None

CDSC	Up to 5.00% on redemptions; reduced over time and eliminated after sixth anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(2)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Automatic Conversion	Automatic conversion to Class A shares after approximately the eighth anniversary of purchase(4)

Exchange Privilege(3)	Class B shares of most Lord Abbett Funds

Class C Shares

Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000

Front-End Sales Charge	None

CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(2) (Funds-of-Funds only)	Up to 1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Distribution and Service (12b-1) Fee(2) (For each Fund other than the Funds-of-Funds)

Each Fund is subject to Class C service and distribution fees at a blended rate calculated based on (i) a service fee of 0.25% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate.

Automatic Conversion	Automatic conversion into Class A shares the month following the tenth anniversary of purchase(5)

Exchange Privilege(3)	Class C shares of most Lord Abbett Funds

Class F Shares

Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%(6)

Automatic Conversion	None

Exchange Privilege(3)	Class F shares of most Lord Abbett Funds

PROSPECTUS – THE FUNDS

Class F3 Shares

Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class F3 shares of most Lord Abbett Funds

Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class I shares of most Lord Abbett Funds

Class P Shares

Availability	Available on a limited basis through certain financial intermediaries and retirement and benefit plans(7)

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%

Automatic Conversion	None

Exchange Privilege(3)	Class P shares of most Lord Abbett Funds

Class R2 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%

Automatic Conversion	None

Exchange Privilege(3)	Class R2 shares of most Lord Abbett Funds

PROSPECTUS – THE FUNDS

Class R3 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%

Automatic Conversion	None

Exchange Privilege(3)	Class R3 shares of most Lord Abbett Funds

Class R4 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege(3)	Class R4 shares of most Lord Abbett Funds

Class R5 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R5 shares of most Lord Abbett Funds

Class R6 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R6 shares of most Lord Abbett Funds

PROSPECTUS – THE FUNDS

Class T Shares

Availability	Available through certain financial intermediaries to individual investors and certain retirement and benefit plans

Front-End Sales Charge(8)	Up to 2.50%; reduced for large purchases; reduced or waived for certain investors

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of:Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege	None

(1)	Class A shares are not available for purchase by retirement and benefit plans, except as described in “Additional Information about the Availability of Share Classes.”
(2)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are for Class T shares, 0.25%; for Class A and R4 shares, 0.50%; for Class P shares, 0.75%; and for Class B, C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class F3, I, R5, or R6 shares.

(3)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(4)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

(5)

Effective April 30, 2018, Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held for at least ten years.

(6)	The 0.10% Class F share 12b-1 fee may be designated as a service fee in limited circumstances as described in “Financial Intermediary Compensation.”
(7)	Class P shares are closed to substantially all new investors.
(8)	The entire sales charge is paid to the financial intermediary.

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

PROSPECTUS – THE FUNDS

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	See below

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. There is no investment minimum for additional investments in Class I shares. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”).

Additional Information about the Availability of Share Classes.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Class A Shares. Class A shares are available for investment by retirement and benefit plans only under the following circumstances: (i) the retirement and benefit plans have previously invested in Class A shares of the Fund as of the close of business on December 31, 2015; (ii) the retirement and benefit plan investments are subject to a front-end sales charge and, with respect to retirement or benefit plans serviced by a recordkeeping platform, such recordkeeping platform is able to apply properly a sales charge on such investments by the plan;

PROSPECTUS – THE FUNDS

or (iii) the retirement and benefit plan investments are eligible for a Class A sales charge waiver under Appendix A to this prospectus. Class A shares remain available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

Class B Shares. The Fund no longer offers Class B shares for new or additional investments. Existing shareholders of Class B shares may reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Lord Abbett Funds as permitted by the current exchange privileges. The 12b-1 fee, contingent deferred sales charge (“CDSC”), and conversion features will continue to apply to Class B shares held by shareholders. Any purchase request for Class B shares will be deemed to be a purchase request for Class A shares and will be subject to any applicable sales charge.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available (1) to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, and (3) to individual investors through financial intermediaries that offer Class F shares.

Class F3 Shares. Class F3 shares are available (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients of

PROSPECTUS – THE FUNDS

certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, (5) to institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class F3 shares of at least $1 million in each Fund in which the institutional investor purchases Class F3 shares, and (6) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor.

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

•

Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of at least $1 million in each Fund in which the institutional investor purchases Class I shares. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program the participation in which is available to non-institutional investors, as described below.

•

Institutional investors purchasing Class I shares in fee-based investment advisory programs the participants of which are limited solely to institutional investors otherwise eligible to purchase Class I shares and where the program sponsor has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. Institutional investors investing through such an investment advisory program are not subject to the $1 million minimum initial investment.

•

Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment, provided that Class I shares are not available for purchase by or on behalf of:

o

Participants in fee-based broker-dealer-sponsored investment advisory programs or services (other than as described above), including mutual fund wrap programs, or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the participant pays for all or a specified number of transactions, including mutual fund purchases, in the participant’s account during a certain period; or

PROSPECTUS – THE FUNDS

o

Non-institutional advisory clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.

•

Notwithstanding the foregoing, at the discretion of Lord Abbett Distributor, participants in a bank-offered fee-based program may purchase Class I shares without any minimum initial investment if: (i) the program is part of a research-driven discretionary advisory platform offered through affiliated distribution channels including, at a minimum, private bank, broker-dealer, and independent registered investment advisor channels; and (ii) the program uses institutional mutual fund share classes exclusively.

•

Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

•

Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases subject to the following limitations. Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

•

Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

PROSPECTUS – THE FUNDS

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R2, R3, R4, R5, and R6 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

Class T Shares. Class T shares may be available for orders made through certain financial intermediaries that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

PROSPECTUS – THE FUNDS

SALES CHARGES

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is part of this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A and T Share Front-End Sales Charges. Front-end sales charges are applied only to Class A and T shares. You buy Class A and T shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A or T shares. The tables below show the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the class and amount you purchase.

Front-End Sales Charge — Class A Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $100,000	2.25%	2.30%	.9775	2.00%

$100,000 to $249,999	1.75%	1.78%	.9825	1.50%

$250,000 to $499,999	1.25%	1.26%	.9875	1.00%

$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

PROSPECTUS – THE FUNDS

Front-End Sales Charge — Class T Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $250,000	2.50%	2.56%	.975	2.50%

$250,000 to $499,999	2.00%	2.04%	.980	2.00%

$500,000 to $999,999	1.50%	1.52%	.985	1.50%

$1,000,000 and over	1.00%	1.01%	.990	1.00%

Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2.	shares held for six years or more (Class B), or one year or more (Class A and C); and
3.	shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary of their purchase (Class A and C).

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party. Class F, F3, I, P, R2, R3, R4, R5, R6, and T shares are not subject to a CDSC.

Class A Share CDSC. If you buy Class A shares of the Fund under certain purchases at NAV (without a front-end sales charge) or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected.

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of the day on which the purchase order was accepted. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

PROSPECTUS – THE FUNDS

CDSC — Class B Shares

Anniversary of the Day on Which the Purchase Order was Accepted(1)	CDSC on Redemptions (as a % of Amount Subject to CDSC)

Before the 1st	5.0%

On the 1st, before the 2nd	4.0%

On the 2nd, before the 3rd	3.0%

On the 3rd, before the 4th	3.0%

On the 4th, before the 5th	2.0%

On the 5th, before the 6th	1.0%

On or after the 6th anniversary(2)	None

(1)	The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1st will be May 1st of each succeeding year.
(2)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchase in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you

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may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

•

Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A and T Share Front-End Sales Charges.”

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class F3, I, R2, R3, R4, R5, R6, and T share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class F3, I, R2, R3, R4, R5, R6, and T share holdings may not be combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the

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additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Reducing Your Class T Share Front-End Sales Charge. You may purchase Class T shares at a discount if your purchase qualifies for the front-end sales charge breakpoint discounts set forth in the table applicable to Class T shares included above in “Sales Charges – Class A and T Share Front-End Sales Charges,” or if your purchase qualifies for a front-end sales charge waiver under the condition described below in “Sales Charge Reductions and Waivers – Front-End Sales Charge Waivers.”

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, domestic partner, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described below in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual, his or her spouse, and domestic partner may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge (at NAV) under any of the following conditions:

•	purchases of $500,000 or more (may be subject to a CDSC);
•

purchases by retirement and benefit plans with at least 100 eligible employees, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•	purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program;

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•

purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners;

•

purchases by employees of eligible institutions under Section 403(b)(7) of the Code maintaining individual custodial accounts held by a broker-dealer that has entered into or is in the process of negotiating a settlement agreement with the Financial Industry Regulatory Authority or another regulatory body regarding the availability of Class A shares for purchase without a front-end sales charge or CDSC;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;
•	purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;
•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;
•

purchases by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases involving the concurrent sale of Class B or C shares of the Fund by a broker-dealer in connection with a settlement agreement or settlement agreement negotiations between the broker-dealer and a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	purchases by Board members, Fund officers, and employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers).

Class T shares may be purchased without a front-end sales charge (at NAV) when purchased by or on behalf of investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor to offer Class T shares through a load-waived network or platform, which may or may not charge transaction fees.

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CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A, B, or C shares under the circumstances listed in the table below. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, B, C

Eligible mandatory distributions under the Code	A, B, C

Redemptions by retirement and benefit plans made through financial intermediaries, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds	A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into before December 2002

A

Class A and C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C

Death of the shareholder	A, B, C

Redemptions under Systematic Withdrawal Plans (up to 12% per year)	A, B, C

Redemptions under Div-Move	B, C

In the case of Multi-Asset Balanced Opportunity Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund only, where the application of a CDSC would cause the Fund to fail to be considered a “qualified default investment alternative” under ERISA

B, C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Sales Charge Waivers on Transfers between Accounts. Class A shares can be purchased at NAV under the following circumstances:

•	Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; or
•

Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

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A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

Reinvestment Privilege. If you redeem Class A, B, or C shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

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Class

	A(2)	A(2)	B(2)	C(2)	C(2)	C(2)(3)	F(4)	F3	I	P	R2	R3	R4	R5	R6	T
Fee(1)	Funds- of- Funds	All Funds except Funds- of- Funds		Funds- of- Funds except Multi- Asset Income Fund	Multi- Asset Income Fund	All Funds except Funds of- Funds

Service	0.25%	0.15%	0.25%	0.25%	0.25%	0.25%	–	–	–	0.25%	0.25%	0.25%	0.25%	–	–	0.25%

Distribution	–	–	–	0.75%	0.65%	0.50%	–	–	–	0.20%	0.35%	0.25%	–	–	–	–

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class B and C shares, the 12b-1 payments shall commence 13 months after purchase.

(3)

Assumes a Class C 12b-1 rate of 1.00%. The 12b-1 fee that each Fund other than the Funds-of-Funds will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

The Fund generally designates the entire Class F share Rule 12b-1 fee as attributable to distribution activities conducted by Lord Abbett Distributor. Lord Abbett Distributor therefore generally retains the Class F share Rule 12b-1 fee and does not pay it to a financial intermediary. However, Lord Abbett Distributor in its sole discretion may pay to a financial intermediary directly all or a portion of the Class F share Rule 12b-1 fee upon request, provided that (i) the financial intermediary’s fee-based advisory program has invested at least $1 billion in Class F shares across the Lord Abbett Family of Funds at the time of the request, (ii) the financial intermediary converted its fee-based advisory program holdings from Class A shares to Class F shares no more than three months before making the request, and (iii) the financial intermediary has a practice of, in effect, reducing the advisory fee it receives from its fee-based program participants by an amount corresponding to any Rule 12b-1 fee revenue it receives.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

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Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A and T Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A and T Share Front-End Sales Charges” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances (may be subject to a CDSC):

•	purchases of $500,000 or more;
•	purchases by certain retirement and benefit plans with at least 100 eligible employees; or
•

purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

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Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge

The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession

$500,000 to $5 million	None	1.00%

Next $5 million above that	None	0.55%

Next $40 million above that	None	0.50%

Over $50 million	None	0.25%

*

Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class B Shares. The Fund no longer offers Class B shares for purchase by new or existing investors (other than through an exchange or reinvestment of a distribution). Accordingly, sales concessions on Class B shares no longer are available.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, F3, I, P, R2, R3, R4, R5, and R6 Shares. Class F, F3, I, P, R2, R3, R4, R5, and R6 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The

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payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level

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omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;
•	providing client account statements; and
•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares

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directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

[Name of Fund]
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.
•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to

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be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

Non-U.S. Investors. The Lord Abbett Family of Funds are not offered to investors resident outside the United States. The Funds may, however, accept purchases from U.S. citizens resident outside the United States who meet applicable eligibility requirements and furnish any requested documentation.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund (with the exception of Class T, which has no exchange privilege), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.

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•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Conversions at the Request of a Financial Intermediary. Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., reclassified as) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. In addition, Class C shares are not permitted to convert to Class A shares unless the conversion is made to facilitate the shareholder’s participation in a fee-based advisory program. No sales charge will be imposed on converted shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

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REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.
•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and/or (iii) for such other periods as the SEC may permit.

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If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund generally will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);
•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;
•	Request a redemption check to be mailed to an address other than the address of record;
•	Request redemption proceeds to be payable to a bank other than the bank account of record; or
•	Total more than $100,000.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. In addition, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) selling portfolio securities, (ii) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as

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stated in the Fund’s SAI and/or prospectus, as applicable), (iii) transacting in exchange-traded funds and/or derivatives, or (iv) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing

Invest-A-Matic(1),(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1)

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

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For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class A, B, and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to a SWP for Class A, B, and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or

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send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

Each Fund-of-Funds’ NAV is calculated based upon the NAVs of the underlying funds in which the Fund invests. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which

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those funds will use fair-value pricing and the effects of doing so. When used below, the term “Fund” refers to each Fund and the underlying funds of the Funds-of-Funds.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or

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factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other

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Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Money Market Fund and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

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Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we

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deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,500. The Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,500. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the

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state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

•

Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

•	Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.
•

Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

•	Promptly notify us if your name, address, or other account information changes.
•	Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.
•

Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

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DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in a Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund expect to pay dividends from their net investment income monthly. The Multi- Asset Growth Fund and the Convertible Fund expect to pay dividends from their net investment income quarterly. Each of the Core Fixed Income Fund, Core Plus Bond Fund, Corporate Bond Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund, and Total Return Fund expects to declare dividends from its net investment income daily and to pay such dividends monthly. Each Fund expects to distribute any of its net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, each Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders and shareholders investing through tax-advantaged arrangements (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that a Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains properly reported by a Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any gain resulting from a sale, redemption, or exchange of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you have held such shares.

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An additional 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Funds and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after a Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax or that invest through tax-advantaged arrangements, such as retirement and benefit plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, distributions from a retirement and benefit plan or other tax-advantaged arrangement generally are taxable to recipients as ordinary income.

Income, proceeds and gains received by a Fund (or underlying funds in which a Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If a Fund (and underlying fund, if applicable) meets certain requirements relating to its asset holdings, and the Fund (and underlying fund, if applicable) elects to pass through to its shareholders foreign tax credits or deductions, taxable shareholders generally will be entitled to claim a credit or deduction with respect to these foreign taxes. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

You must provide your Social Security number or other taxpayer identification number to a Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or a Fund is otherwise legally required to do so, the Fund will withhold a “backup withholding” tax from your distributions, sale proceeds, and any other taxable payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be provided to shareholders each year.

Mutual funds are required to report to you and the Internal Revenue Service the “cost basis” of your shares acquired after January 1, 2012 and that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-advantaged account or to certain types of entities (such as C corporations).

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If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

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FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds’ performance for the fiscal periods indicated. “Total Return” shows how much your investment in the Funds would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, in conjunction with their annual audits of the Funds’ financial statements. Financial statements and the reports of the independent registered public accounting firm thereon appear in the most recent annual reports to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share. Financial Highlights are provided for each class of shares that currently has shares outstanding and has commenced operations during the fiscal periods indicated.

PROSPECTUS – THE FUNDS

MULTI-ASSET BALANCED OPPORTUNITY FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2017	$11.23	$0.33	$0.97	$1.30	$(0.34)	$–	$(0.34)
11/30/2016	11.29	0.35	0.42	0.77	(0.38)	(0.45)	(0.83)
11/30/2015	12.87	0.34	(0.83)	(0.49)	(0.60)	(0.49)	(1.09)
11/30/2014	12.43	0.36	0.66	1.02	(0.58)	–	(0.58)
11/30/2013	10.81	0.34	1.67	2.01	(0.39)	–	(0.39)
Class B
11/30/2017	11.23	0.25	0.96	1.21	(0.24)	–	(0.24)
11/30/2016	11.29	0.26	0.42	0.68	(0.29)	(0.45)	(0.74)
11/30/2015	12.86	0.25	(0.82)	(0.57)	(0.51)	(0.49)	(1.00)
11/30/2014	12.43	0.26	0.65	0.91	(0.48)	–	(0.48)
11/30/2013	10.80	0.25	1.68	1.93	(0.30)	–	(0.30)
Class C
11/30/2017	11.16	0.24	0.97	1.21	(0.25)	–	(0.25)
11/30/2016	11.23	0.27	0.41	0.68	(0.30)	(0.45)	(0.75)
11/30/2015	12.81	0.25	(0.83)	(0.58)	(0.51)	(0.49)	(1.00)
11/30/2014	12.38	0.27	0.65	0.92	(0.49)	–	(0.49)
11/30/2013	10.77	0.25	1.67	1.92	(0.31)	–	(0.31)
Class F
11/30/2017	11.22	0.33	0.99	1.32	(0.36)	–	(0.36)
11/30/2016	11.28	0.36	0.42	0.78	(0.39)	(0.45)	(0.84)
11/30/2015	12.86	0.35	(0.82)	(0.47)	(0.62)	(0.49)	(1.11)
11/30/2014	12.42	0.38	0.66	1.04	(0.60)	–	(0.60)
11/30/2013	10.80	0.38	1.66	2.04	(0.41)	–	(0.41)
Class F3
4/4/2017 to 11/30/2017(d)	11.62	0.21	0.56	0.77	(0.20)	–	(0.20)
Class I
11/30/2017	11.22	0.45	0.89	1.34	(0.37)	–	(0.37)
11/30/2016	11.29	0.40	0.38	0.78	(0.40)	(0.45)	(0.85)
11/30/2015	12.86	0.37	(0.82)	(0.45)	(0.63)	(0.49)	(1.12)
11/30/2014	12.43	0.39	0.65	1.04	(0.61)	–	(0.61)
11/30/2013	10.80	0.37	1.68	2.05	(0.42)	–	(0.42)
Class P
11/30/2017	11.18	0.31	0.97	1.28	(0.32)	–	(0.32)
11/30/2016	11.25	0.33	0.41	0.74	(0.36)	(0.45)	(0.81)
11/30/2015	12.82	0.31	(0.81)	(0.50)	(0.58)	(0.49)	(1.07)
11/30/2014	12.39	0.33	0.65	0.98	(0.55)	–	(0.55)
11/30/2013	10.77	0.32	1.67	1.99	(0.37)	–	(0.37)
Class R2
11/30/2017	11.44	0.29	0.99	1.28	(0.29)	–	(0.29)
11/30/2016	11.49	0.31	0.42	0.73	(0.33)	(0.45)	(0.78)
11/30/2015	13.07	0.31	(0.84)	(0.53)	(0.56)	(0.49)	(1.05)
11/30/2014	12.62	0.31	0.67	0.98	(0.53)	–	(0.53)
11/30/2013	10.97	0.30	1.70	2.00	(0.35)	–	(0.35)

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:(a)						Supplemental Data:
	Net asset value, end of period	Total return(c) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2017	$12.19	11.73	0.50		0.51		2.82		$1,398,075	47
11/30/2016	11.23	7.38	0.37		0.51		3.26		1,431,255	25
11/30/2015	11.29	(4.13)	0.35		0.49		2.84		1,569,728	18
11/30/2014	12.87	8.43	0.34		0.49		2.85		1,526,897	45
11/30/2013	12.43	18.93	0.31		0.50		2.91		1,366,009	30
Class B
11/30/2017	12.20	10.87	1.25		1.27		2.17		3,403	47
11/30/2016	11.23	6.55	1.12		1.26		2.49		12,622	25
11/30/2015	11.29	(4.78)	1.10		1.24		2.06		21,383	18
11/30/2014	12.86	7.53	1.09		1.24		2.09		34,133	45
11/30/2013	12.43	18.14	1.06		1.25		2.16		43,224	30
Class C
11/30/2017	12.12	10.96	1.24		1.26		2.08		318,697	47
11/30/2016	11.16	6.53	1.12		1.26		2.52		360,065	25
11/30/2015	11.23	(4.84)	1.09		1.24		2.10		420,030	18
11/30/2014	12.81	7.61	1.08		1.23		2.12		375,528	45
11/30/2013	12.38	18.05	1.05		1.24		2.18		270,358	30
Class F
11/30/2017	12.18	11.91	0.35		0.36		2.84		63,871	47
11/30/2016	11.22	7.54	0.22		0.36		3.43		57,153	25
11/30/2015	11.28	(3.99)	0.20		0.34		2.98		80,192	18
11/30/2014	12.86	8.59	0.19		0.34		3.00		74,135	45
11/30/2013	12.43	19.12	0.17		0.36		3.13		25,465	30
Class F3
4/4/2017 to 11/30/2017(d)	12.19	6.72 (e)	0.21	(f)	0.21	(f)	2.68	(f)	11	47
Class I
11/30/2017	12.19	12.10	0.24		0.26		3.81		17,835	47
11/30/2016	11.22	7.55	0.12		0.26		3.76		10,925	25
11/30/2015	11.29	(3.82)	0.10		0.24		3.11		31,536	18
11/30/2014	12.86	8.61	0.09		0.24		3.10		35,247	45
11/30/2013	12.43	19.33	0.06		0.25		3.16		35,744	30
Class P
11/30/2017	12.14	11.56	0.70		0.71		2.65		664	47
11/30/2016	11.18	7.10	0.57		0.71		3.08		839	25
11/30/2015	11.25	(4.26)	0.55		0.69		2.64		998	18
11/30/2014	12.82	8.15	0.54		0.69		2.66		1,286	45
11/30/2013	12.39	18.76	0.51		0.70		2.72		1,538	30
Class R2
11/30/2017	12.43	11.37	0.85		0.86		2.44		465	47
11/30/2016	11.44	6.93	0.73		0.87		2.86		660	25
11/30/2015	11.49	(4.41)	0.70		0.84		2.56		1,158	18
11/30/2014	13.07	7.99	0.69		0.84		2.44		1,421	45
11/30/2013	12.62	18.52	0.66		0.85		2.54		1,862	30

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R3
11/30/2017	$11.20	$0.31	$0.96	$1.27	$(0.31)	$–	$(0.31)
11/30/2016	11.27	0.33	0.40	0.73	(0.35)	(0.45)	(0.80)
11/30/2015	12.84	0.31	(0.82)	(0.51)	(0.57)	(0.49)	(1.06)
11/30/2014	12.41	0.31	0.65	0.96	(0.55)	–	(0.55)
11/30/2013	10.79	0.31	1.67	1.98	(0.36)	–	(0.36)
Class R4
11/30/2017	11.23	0.32	0.98	1.30	(0.34)	–	(0.34)
11/30/2016	11.29	0.36	0.41	0.77	(0.38)	(0.45)	(0.83)
6/30/2015 to 11/30/2015(g)	11.97	0.13	(0.68)	(0.55)	(0.13)	–	(0.13)
Class R5
11/30/2017	11.24	0.33	1.00	1.33	(0.37)	–	(0.37)
11/30/2016	11.29	0.24	0.56	0.80	(0.40)	(0.45)	(0.85)
6/30/2015 to 11/30/2015(g)	11.97	0.15	(0.69)	(0.54)	(0.14)	–	(0.14)
Class R6
11/30/2017	11.22	0.33	1.01	1.34	(0.37)	–	(0.37)
11/30/2016	11.29	0.39	0.40	0.79	(0.41)	(0.45)	(0.86)
6/30/2015 to 11/30/2015(g)	11.97	0.15	(0.69)	(0.54)	(0.14)	–	(0.14)
Class T
7/28/2017 to 11/30/2017(h)	11.87	0.12	0.31	0.43	(0.11)	–	(0.11)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)

Total return for classes A, B, C and T does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on June 30, 2015.
(h)	Commenced on July 28, 2017.

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET BALANCED OPPORTUNITY FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:(a)						Supplemental Data:
	Net asset value, end of period	Total return(c) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R3
11/30/2017	$12.16	11.49		0.73		0.74		2.63		$33,772	47
11/30/2016	11.20	7.05		0.61		0.75		3.04		41,447	25
11/30/2015	11.27	(4.28)		0.59		0.73		2.59		38,972	18
11/30/2014	12.82	8.09		0.59		0.74		2.60		36,157	45
11/30/2013	12.41	18.68		0.56		0.75		2.67		33,919	30
Class R4
11/30/2017	12.19	11.77		0.49		0.49		2.73		2,474	47
11/30/2016	11.23	7.39		0.37		0.51		3.32		82	25
6/30/2015 to 11/30/2015(g)	11.29	(4.60	)(e)	0.34	(f)	0.50	(f)	2.79	(f)	10	18
Class R5
11/30/2017	12.20	11.99		0.24		0.25		2.77		102	47
11/30/2016	11.24	7.69		0.13		0.27		2.27		12	25
6/30/2015 to 11/30/2015(g)	11.29	(4.50	)(e)	0.09	(f)	0.25	(f)	3.03	(f)	10	18
Class R6
11/30/2017	12.19	12.13		0.18		0.18		2.77		5,587	47
11/30/2016	11.22	7.58		0.12		0.17		3.54		28	25
6/30/2015 to 11/30/2015(g)	11.29	(4.50	)(e)	0.08	(f)	0.15	(f)	3.04	(f)	10	18
Class T
7/28/2017 to 11/30/2017(h)	12.19	3.66	(e)	0.47	(f)	0.47	(f)	2.88	(f)	10	47

PROSPECTUS – MULTI-ASSET BALANCED OPPORTUNITY FUND

MULTI-ASSET FOCUSED GROWTH FUND
(formerly, Diversified Equity Strategy Fund)

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:				Distributions to shareholders from:
		Net investment income(b)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2017	$18.12	$0.14		$2.64	$2.78	$(0.26)	$(1.29)	$(1.55)
11/30/2016	19.49	0.13		0.51	0.64	(0.42)	(1.59)	(2.01)
11/30/2015	22.12	0.15		0.09	0.24	(0.45)	(2.42)	(2.87)
11/30/2014	22.38	0.17		1.68	1.85	(0.67)	(1.44)	(2.11)
11/30/2013	16.90	0.17		5.46	5.63	(0.15)	–	(0.15)
Class B
11/30/2017	17.66	0.01		2.59	2.60	(0.05)	(1.29)	(1.34)
11/30/2016	18.99	0.01		0.48	0.49	(0.23)	(1.59)	(1.82)
11/30/2015	21.59	0.01		0.09	0.10	(0.28)	(2.42)	(2.70)
11/30/2014	21.89	0.01		1.64	1.65	(0.51)	(1.44)	(1.95)
11/30/2013	16.53	0.03		5.35	5.38	(0.02)	–	(0.02)
Class C
11/30/2017	17.52	0.01		2.57	2.58	(0.13)	(1.29)	(1.42)
11/30/2016	18.89	0.01		0.48	0.49	(0.27)	(1.59)	(1.86)
11/30/2015	21.52	–	(d)	0.10	0.10	(0.31)	(2.42)	(2.73)
11/30/2014	21.85	0.01		1.63	1.64	(0.53)	(1.44)	(1.97)
11/30/2013	16.51	0.03		5.34	5.37	(0.03)	–	(0.03)
Class F
11/30/2017	18.13	0.17		2.64	2.81	(0.28)	(1.29)	(1.57)
11/30/2016	19.50	0.16		0.51	0.67	(0.45)	(1.59)	(2.04)
11/30/2015	22.13	0.18		0.09	0.27	(0.48)	(2.42)	(2.90)
11/30/2014	22.39	0.20		1.67	1.87	(0.69)	(1.44)	(2.13)
11/30/2013	16.90	0.20		5.46	5.66	(0.17)	–	(0.17)
Class F3
4/4/2017 to 11/30/2017(h)	17.71	0.09		1.74	1.83	–	–	–
Class I
11/30/2017	18.29	0.19		2.67	2.86	(0.31)	(1.29)	(1.60)
11/30/2016	19.66	0.18		0.51	0.69	(0.47)	(1.59)	(2.06)
11/30/2015	22.29	0.20		0.09	0.29	(0.50)	(2.42)	(2.92)
11/30/2014	22.54	0.22		1.68	1.90	(0.71)	(1.44)	(2.15)
11/30/2013	17.02	0.22		5.50	5.72	(0.20)	–	(0.20)
Class R2
11/30/2017	18.47	0.08		2.74	2.82	(0.16)	(1.29)	(1.45)
11/30/2016	19.71	0.45		(0.05)	0.40	(0.05)	(1.59)	(1.64)
11/30/2015	22.34	0.06		0.11	0.17	(0.38)	(2.42)	(2.80)
11/30/2014	22.29	0.08		1.70	1.78	(0.29)	(1.44)	(1.73)
11/30/2013	16.85	0.10		5.45	5.55	(0.11)	–	(0.11)
Class R3
11/30/2017	17.89	0.10		2.62	2.72	(0.22)	(1.29)	(1.51)
11/30/2016	19.27	0.09		0.50	0.59	(0.38)	(1.59)	(1.97)
11/30/2015	21.91	0.10		0.09	0.19	(0.41)	(2.42)	(2.83)
11/30/2014	22.20	0.11		1.66	1.77	(0.62)	(1.44)	(2.06)
11/30/2013	16.78	0.10		5.45	5.55	(0.13)	–	(0.13)

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

MULTI-ASSET FOCUSED GROWTH FUND
(formerly, Diversified Equity Strategy Fund)

Financial Highlights (continued)

				Ratios to Average Net Assets:(a)						Supplemental Data:
	Net asset value, end of period	Total return(c) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2017	$19.35	16.59		0.60		0.66		0.79		$153,689	86
11/30/2016	18.12	3.94		0.27		0.64		0.78		155,840	7
11/30/2015	19.49	1.22		0.25		0.59		0.76		168,742	7
11/30/2014	22.12	8.97		0.25		0.59		0.80		163,889	10
11/30/2013	22.38	33.60		0.25		0.60		0.86		162,519	27
Class B
11/30/2017	18.92	15.78		1.31		1.40		0.06		590	86
11/30/2016	17.66	3.13		1.02		1.39		0.04		2,366	7
11/30/2015	18.99	0.48		1.00		1.34		0.03		4,536	7
11/30/2014	21.59	8.14		1.00		1.34		0.07		6,762	10
11/30/2013	21.89	32.56		1.00		1.35		0.17		7,940	27
Class C
11/30/2017	18.68	15.81		1.33		1.40		0.06		48,740	86
11/30/2016	17.52	3.13		1.01		1.37		0.05		54,974	7
11/30/2015	18.89	0.50		0.98		1.32		0.02		62,564	7
11/30/2014	21.52	8.14		0.98		1.31		0.07		68,007	10
11/30/2013	21.85	32.61		0.97		1.33		0.14		63,087	27
Class F
11/30/2017	19.37	16.77		0.45		0.52		0.93		3,342	86
11/30/2016	18.13	4.11		0.13		0.49		0.92		3,748	7
11/30/2015	19.50	1.37		0.10		0.44		0.94		4,204	7
11/30/2014	22.13	9.11		0.10		0.44		0.93		4,560	10
11/30/2013	22.39	33.79		0.10		0.46		1.01		3,905	27
Class F3
4/4/2017 to 11/30/2017(h)	19.54	10.39	(f)	0.36	(g)	0.38	(g)	0.76	(g)	11	86
Class I
11/30/2017	19.55	16.93		0.34		0.41		1.06		16,562	86
11/30/2016	18.29	4.19		0.02		0.39		1.04		19,681	7
11/30/2015	19.66	1.46		0.00		0.34		1.01		19,283	7
11/30/2014	22.29	9.20		0.00		0.34		1.02		18,530	10
11/30/2013	22.54	33.95		0.00		0.36		1.10		16,586	27
Class R2
11/30/2017	19.84	16.25		0.93		0.98		0.44		6	86
11/30/2016	18.47	2.44		0.64		0.97		2.38		5	7
11/30/2015	19.71	0.84		0.60		0.95		0.29		71	7
11/30/2014	22.34	8.56		0.60		0.94		0.38		250	10
11/30/2013	22.29	33.14		0.60		0.95		0.50		659	27
Class R3
11/30/2017	19.10	16.40		0.83		0.90		0.57		11,679	86
11/30/2016	17.89	3.67		0.52		0.88		0.56		13,342	7
11/30/2015	19.27	0.98		0.50		0.84		0.50		14,477	7
11/30/2014	21.91	8.65		0.50		0.84		0.51		12,115	10
11/30/2013	22.20	33.27		0.50		0.85		0.52		8,646	27

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

MULTI-ASSET FOCUSED GROWTH FUND
(formerly, Diversified Equity Strategy Fund)

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R4
11/30/2017	$18.09	$0.16	$2.63	$2.79	$(0.27)	$(1.29)	$(1.56)
11/30/2016	19.48	0.14	0.51	0.65	(0.45)	(1.59)	(2.04)
6/30/2015 to 11/30/2015(e)	19.97	0.05	(0.54)	(0.49)	–	–	–
Class R5
11/30/2017	18.30	0.18	2.67	2.85	(0.31)	(1.29)	(1.60)
11/30/2016	19.66	0.18	0.52	0.70	(0.47)	(1.59)	(2.06)
6/30/2015 to 11/30/2015(e)	20.13	0.07	(0.54)	(0.47)	–	–	–
Class R6
11/30/2017	18.29	0.17	2.71	2.88	(0.32)	(1.29)	(1.61)
11/30/2016	19.66	0.20	0.49	0.69	(0.47)	(1.59)	(2.06)
6/30/2015 to 11/30/2015(e)	20.13	0.08	(0.55)	(0.47)	–	–	–

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(d)	Amount less than $0.01.
(e)	Commenced on June 30, 2015.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced on April 4, 2017.

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

MULTI-ASSET FOCUSED GROWTH FUND
(formerly, Diversified Equity Strategy Fund)

Financial Highlights (concluded)

				Ratios to Average Net Assets:(a)						Supplemental Data:
	Net asset value, end of period	Total return(c) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R4
11/30/2017	$19.32	16.66		0.69		0.70		0.88		$782	86
11/30/2016	18.09	3.99		0.25		0.61		0.81		10	7
6/30/2015 to 11/30/2015(e)	19.48	(2.45	)(f)	0.22	(g)	0.60	(g)	0.66	(g)	10	7
Class R5
11/30/2017	19.55	16.92		0.34		0.40		1.02		12	86
11/30/2016	18.30	4.25		0.00		0.35		1.06		10	7
6/30/2015 to 11/30/2015(e)	19.66	(2.33	)(f)	0.00	(g)	0.34	(g)	0.91	(g)	10	7
Class R6
11/30/2017	19.56	17.03		0.33		0.34		0.94		3,699	86
11/30/2016	18.29	4.21		0.01		0.21		1.13		15	7
6/30/2015 to 11/30/2015(e)	19.66	(2.33	)(f)	0.00	(g)	0.19	(g)	0.92	(g)	10	7

PROSPECTUS – MULTI-ASSET FOCUSED GROWTH FUND

MULTI-ASSET GROWTH FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2017	$16.75	$0.41	$1.71	$2.12	$(0.45)	$–	$(0.45)
11/30/2016	16.84	0.47	0.71	1.18	(0.52)	(0.75)	(1.27)
11/30/2015	19.46	0.47	(1.06)	(0.59)	(0.81)	(1.22)	(2.03)
11/30/2014	19.02	0.53	1.27	1.80	(0.81)	(0.55)	(1.36)
11/30/2013	16.18	0.50	2.89	3.39	(0.55)	–	(0.55)
Class B
11/30/2017	16.63	0.27	1.71	1.98	(0.29)	–	(0.29)
11/30/2016	16.72	0.33	0.73	1.06	(0.40)	(0.75)	(1.15)
11/30/2015	19.33	0.33	(1.05)	(0.72)	(0.67)	(1.22)	(1.89)
11/30/2014	18.90	0.38	1.26	1.64	(0.66)	(0.55)	(1.21)
11/30/2013	16.07	0.36	2.89	3.25	(0.42)	–	(0.42)
Class C
11/30/2017	16.59	0.28	1.68	1.96	(0.32)	–	(0.32)
11/30/2016	16.69	0.34	0.72	1.06	(0.41)	(0.75)	(1.16)
11/30/2015	19.30	0.34	(1.04)	(0.70)	(0.69)	(1.22)	(1.91)
11/30/2014	18.89	0.39	1.24	1.63	(0.67)	(0.55)	(1.22)
11/30/2013	16.06	0.37	2.89	3.26	(0.43)	–	(0.43)
Class F
11/30/2017	16.75	0.42	1.72	2.14	(0.48)	–	(0.48)
11/30/2016	16.83	0.48	0.74	1.22	(0.55)	(0.75)	(1.30)
11/30/2015	19.45	0.49	(1.05)	(0.56)	(0.84)	(1.22)	(2.06)
11/30/2014	19.02	0.56	1.26	1.82	(0.84)	(0.55)	(1.39)
11/30/2013	16.17	0.54	2.89	3.43	(0.58)	–	(0.58)
Class F3
4/4/2017 to 11/30/2017(d)	17.35	0.31	1.03	1.34	(0.16)	–	(0.16)
Class I
11/30/2017	16.84	0.50	1.68	2.18	(0.50)	–	(0.50)
11/30/2016	16.92	0.51	0.72	1.23	(0.56)	(0.75)	(1.31)
11/30/2015	19.54	0.52	(1.06)	(0.54)	(0.86)	(1.22)	(2.08)
11/30/2014	19.10	0.58	1.26	1.84	(0.85)	(0.55)	(1.40)
11/30/2013	16.24	0.54	2.92	3.46	(0.60)	–	(0.60)
Class R2
11/30/2017	17.07	0.31	1.78	2.09	(0.35)	–	(0.35)
11/30/2016	17.11	0.45	0.70	1.15	(0.44)	(0.75)	(1.19)
11/30/2015	19.74	0.42	(1.08)	(0.66)	(0.75)	(1.22)	(1.97)
11/30/2014	19.27	0.46	1.30	1.76	(0.74)	(0.55)	(1.29)
11/30/2013	16.39	0.43	2.95	3.38	(0.50)	–	(0.50)
Class R3
11/30/2017	16.70	0.37	1.70	2.07	(0.41)	–	(0.41
11/30/2016	16.79	0.43	0.72	1.15	(0.49)	(0.75)	(1.24)
11/30/2015	19.41	0.43	(1.06)	(0.63)	(0.77)	(1.22)	(1.99)
11/30/2014	18.98	0.48	1.26	1.74	(0.76)	(0.55)	(1.31)
11/30/2013	16.14	0.45	2.90	3.35	(0.51)	–	(0.51)

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET GROWTH FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:(a)						Supplemental Data:
	Net asset value, end of period	Total return(c) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2017	$18.42	12.89	0.52		0.53		2.34		$744,029	39
11/30/2016	16.75	7.80	0.37		0.54		2.96		780,671	21
11/30/2015	16.84	(3.31)	0.35		0.51		2.67		855,234	18
11/30/2014	19.46	9.98	0.34		0.52		2.79		834,090	38
11/30/2013	19.02	21.42	0.31		0.53		2.80		748,409	37
Class B
11/30/2017	18.32	12.04	1.27		1.29		1.58		2,271	39
11/30/2016	16.63	6.98	1.12		1.29		2.15		8,230	21
11/30/2015	16.72	(4.06)	1.10		1.26		1.86		14,591	18
11/30/2014	19.33	9.13	1.09		1.27		2.01		21,736	38
11/30/2013	18.90	20.57	1.06		1.28		2.05		27,110	37
Class C
11/30/2017	18.23	11.98	1.26		1.28		1.59		182,142	39
11/30/2016	16.59	7.00	1.12		1.29		2.21		205,600	21
11/30/2015	16.69	(3.99)	1.09		1.26		1.94		241,107	18
11/30/2014	19.30	9.11	1.08		1.25		2.07		211,947	38
11/30/2013	18.89	20.66	1.05		1.26		2.09		161,591	37
Class F
11/30/2017	18.41	13.00	0.37		0.38		2.39		39,865	39
11/30/2016	16.75	8.02	0.22		0.39		3.08		38,176	21
11/30/2015	16.83	(3.17)	0.20		0.37		2.79		64,171	18
11/30/2014	19.45	10.11	0.19		0.37		2.95		54,699	38
11/30/2013	19.02	21.68	0.16		0.38		3.03		16,769	37
Class F3
4/4/2017 to 11/30/2017(d)	18.53	7.77 (f)	0.24	(g)	0.24	(g)	2.59	(g)	24	39
Class I
11/30/2017	18.52	13.16	0.27		0.28		2.85		20,768	39
11/30/2016	16.84	8.09	0.12		0.29		3.23		11,219	21
11/30/2015	16.92	(3.06)	0.10		0.26		2.91		13,750	18
11/30/2014	19.54	10.21	0.09		0.27		3.08		13,991	38
11/30/2013	19.10	21.76	0.06		0.28		3.04		10,957	37
Class R2
11/30/2017	18.81	12.43	0.87		0.88		1.74		33	39
11/30/2016	17.07	7.44	0.72		0.89		2.81		155	21
11/30/2015	17.11	(3.67)	0.70		0.86		2.33		247	18
11/30/2014	19.74	9.63	0.69		0.87		2.43		288	38
11/30/2013	19.27	20.99	0.66		0.88		2.39		149	37
Class R3
11/30/2017	18.36	12.60	0.74		0.76		2.13		25,946	39
11/30/2016	16.70	7.58	0.61		0.78		2.75		28,791	21
11/30/2015	16.79	(3.55)	0.59		0.75		2.44		27,022	18
11/30/2014	19.41	9.70	0.58		0.76		2.56		23,344	38
11/30/2013	18.98	21.20	0.55		0.76		2.56		18,989	37

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET GROWTH FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R4
11/30/2017	$16.75	$0.42	$1.69	$2.11	$(0.46)	$–	$(0.46)
11/30/2016	16.84	0.48	0.71	1.19	(0.53)	(0.75)	(1.28)
6/30/2015 to 11/30/2015(e)	17.67	0.20	(0.95)	(0.75)	(0.08)	–	(0.08)
Class R5
11/30/2017	16.85	0.46	1.71	2.17	(0.49)	–	(0.49)
11/30/2016	16.93	0.52	0.71	1.23	(0.56)	(0.75)	(1.31)
6/30/2015 to 11/30/2015(e)	17.75	0.21	(0.94)	(0.73)	(0.09)	–	(0.09)
Class R6
11/30/2017	16.84	0.46	1.74	2.20	(0.50)	–	(0.50)
11/30/2016	16.93	0.58	0.65	1.23	(0.57)	(0.75)	(1.32)
6/30/2015 to 11/30/2015(e)	17.75	0.21	(0.94)	(0.73)	(0.09)	–	(0.09)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(d)	Commenced on April 4, 2017.
(e)	Commenced on June 30, 2015.
(f)	Not annualized.
(g)	Annualized.

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET GROWTH FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:(a)						Supplemental Data:
	Net asset value, end of period	Total return(c) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R4
11/30/2017	$18.40	12.85		0.51		0.52		2.38		$2,009	39
11/30/2016	16.75	7.86		0.37		0.54		3.06		118	21
6/30/2015 to 11/30/2015(e)	16.84	(4.25	)(f)	0.33	(g)	0.52	(g)	2.83	(g)	10	18
Class R5
11/30/2017	18.53	13.15		0.25		0.27		2.60		12	39
11/30/2016	16.85	8.09		0.11		0.28		3.26		10	21
6/30/2015 to 11/30/2015(e)	16.93	(4.11	)(f)	0.08	(g)	0.27	(g)	2.99	(g)	10	18
Class R6
11/30/2017	18.54	13.31		0.19		0.19		2.57		4,801	39
11/30/2016	16.84	8.06		0.13		0.18		3.55		175	21
6/30/2015 to 11/30/2015(e)	16.93	(4.11	)(f)	0.07	(g)	0.14	(g)	3.00	(g)	10	18

PROSPECTUS – MULTI-ASSET GROWTH FUND

MULTI-ASSET INCOME FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2017	$14.14	$0.48	$0.93	$1.41	$(0.47)	$–	$(0.47)
11/30/2016	14.24	0.56	0.25	0.81	(0.55)	(0.36)	(0.91)
11/30/2015	15.78	0.55	(0.98)	(0.43)	(0.75)	(0.36)	(1.11)
11/30/2014	15.99	0.56	0.31	0.87	(0.74)	(0.34)	(1.08)
11/30/2013	14.95	0.58	1.15	1.73	(0.64)	(0.05)	(0.69)
Class B
11/30/2017	14.34	0.42	0.89	1.31	(0.34)	–	(0.34)
11/30/2016	14.42	0.47	0.25	0.72	(0.44)	(0.36)	(0.80)
11/30/2015	15.98	0.45	(1.02)	(0.57)	(0.63)	(0.36)	(0.99)
11/30/2014	16.17	0.45	0.31	0.76	(0.61)	(0.34)	(0.95)
11/30/2013	15.11	0.47	1.16	1.63	(0.52)	(0.05)	(0.57)
Class C
11/30/2017	14.34	0.38	0.93	1.31	(0.36)	–	(0.36)
11/30/2016	14.42	0.47	0.26	0.73	(0.45)	(0.36)	(0.81)
11/30/2015	15.97	0.45	(1.00)	(0.55)	(0.64)	(0.36)	(1.00)
11/30/2014	16.17	0.45	0.31	0.76	(0.62)	(0.34)	(0.96)
11/30/2013	15.12	0.47	1.16	1.63	(0.53)	(0.05)	(0.58)
Class F
11/30/2017	14.14	0.50	0.93	1.43	(0.49)	–	(0.49)
11/30/2016	14.23	0.59	0.25	0.84	(0.57)	(0.36)	(0.93)
11/30/2015	15.78	0.58	(1.00)	(0.42)	(0.77)	(0.36)	(1.13)
11/30/2014	15.98	0.58	0.32	0.90	(0.76)	(0.34)	(1.10)
11/30/2013	14.95	0.60	1.15	1.75	(0.67)	(0.05)	(0.72)
Class F3
4/4/2017 to 11/30/2017(d)	14.42	0.29	0.56	0.85	(0.27)	–	(0.27)
Class I
11/30/2017	14.07	0.54	0.89	1.43	(0.51)	–	(0.51)
11/30/2016	14.17	0.59	0.26	0.85	(0.59)	(0.36)	(0.95)
11/30/2015	15.71	0.59	(0.99)	(0.40)	(0.78)	(0.36)	(1.14)
11/30/2014	15.92	0.59	0.31	0.90	(0.77)	(0.34)	(1.11)
11/30/2013	14.89	0.60	1.16	1.76	(0.68)	(0.05)	(0.73)
Class R2
11/30/2017	14.50	0.45	0.94	1.39	(0.42)	–	(0.42)
11/30/2016	14.57	0.55	0.24	0.79	(0.50)	(0.36)	(0.86)
11/30/2015	16.12	0.52	(1.02)	(0.50)	(0.69)	(0.36)	(1.05)
11/30/2014	16.31	0.52	0.31	0.83	(0.68)	(0.34)	(1.02)
11/30/2013	15.24	0.54	1.17	1.71	(0.59)	(0.05)	(0.64)
Class R3
11/30/2017	14.14	0.44	0.94	1.38	(0.44)	–	(0.44)
11/30/2016	14.24	0.53	0.25	0.78	(0.52)	(0.36)	(0.88)
11/30/2015	15.79	0.51	(0.99)	(0.48)	(0.71)	(0.36)	(1.07)
11/30/2014	15.99	0.52	0.32	0.84	(0.70)	(0.34)	(1.04)
11/30/2013	14.96	0.54	1.14	1.68	(0.60)	(0.05)	(0.65)

PROSPECTUS – MULTI-ASSET INCOME FUND

MULTI-ASSET INCOME FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:(a)						Supplemental Data:
	Net asset value, end of period	Total return(c) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2017	$15.08	10.15	0.48		0.49		3.30		$799,727	55
11/30/2016	14.14	6.09	0.37		0.49		4.11		849,321	26
11/30/2015	14.24	(2.90)	0.35		0.47		3.71		1,023,100	26
11/30/2014	15.78	5.62	0.34		0.47		3.55		1,108,030	43
11/30/2013	15.99	11.77	0.31		0.49		3.72		614,499	27
Class B
11/30/2017	15.31	9.28	1.23		1.25		2.85		746	55
11/30/2016	14.34	5.34	1.12		1.25		3.40		3,000	26
11/30/2015	14.42	(3.72)	1.10		1.22		2.97		4,730	26
11/30/2014	15.98	4.88	1.09		1.22		2.83		6,934	43
11/30/2013	16.17	10.94	1.06		1.24		3.00		8,181	27
Class C
11/30/2017	15.29	9.25	1.23		1.24		2.57		518,727	55
11/30/2016	14.34	5.36	1.12		1.24		3.37		594,759	26
11/30/2015	14.42	(3.64)	1.10		1.22		2.95		750,006	26
11/30/2014	15.97	4.86	1.09		1.22		2.80		758,668	43
11/30/2013	16.17	10.91	1.06		1.23		2.96		397,035	27
Class F
11/30/2017	15.08	10.32	0.33		0.34		3.39		259,296	55
11/30/2016	14.14	6.32	0.22		0.34		4.31		279,182	26
11/30/2015	14.23	(2.82)	0.20		0.32		3.86		454,281	26
11/30/2014	15.78	5.83	0.19		0.32		3.68		616,791	43
11/30/2013	15.98	11.94	0.17		0.34		3.85		264,414	27
Class F3
4/4/2017 to 11/30/2017(d)	15.00	5.96 (f)	0.18	(g)	0.18	(g)	2.99	(g)	3,519	55
Class I
11/30/2017	14.99	10.34	0.22		0.23		3.70		56,927	55
11/30/2016	14.07	6.39	0.12		0.24		4.35		11,508	26
11/30/2015	14.17	(2.67)	0.10		0.22		3.95		15,684	26
11/30/2014	15.71	5.90	0.09		0.23		3.75		21,656	43
11/30/2013	15.92	12.10	0.07		0.24		3.87		4,531	27
Class R2
11/30/2017	15.47	9.70	0.83		0.84		3.02		118	55
11/30/2016	14.50	5.76	0.72		0.84		4.04		155	26
11/30/2015	14.57	(3.24)	0.70		0.82		3.38		762	26
11/30/2014	16.12	5.26	0.69		0.82		3.21		755	43
11/30/2013	16.31	11.35	0.66		0.84		3.40		969	27
Class R3
11/30/2017	15.08	9.88	0.73		0.74		3.03		19,564	55
11/30/2016	14.14	5.84	0.62		0.74		3.84		18,982	26
11/30/2015	14.24	(3.19)	0.60		0.72		3.45		17,193	26
11/30/2014	15.79	5.43	0.59		0.72		3.31		12,578	43
11/30/2013	15.99	11.50	0.56		0.73		3.47		8,825	27

PROSPECTUS – MULTI-ASSET INCOME FUND

MULTI-ASSET INCOME FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R4
11/30/2017	$14.15	$0.40	$1.01	$1.41	$(0.48)	$–	$(0.48)
11/30/2016	14.24	0.56	0.26	0.82	(0.55)	(0.36)	(0.91)
6/30/2015 to 11/30/2015(e)	14.98	0.21	(0.75)	(0.54)	(0.20)	–	(0.20)
Class R5
11/30/2017	14.07	0.48	0.95	1.43	(0.51)	–	(0.51)
11/30/2016	14.16	0.59	0.26	0.85	(0.58)	(0.36)	(0.94)
6/30/2015 to 11/30/2015(e)	14.90	0.22	(0.75)	(0.53)	(0.21)	–	(0.21)
Class R6
11/30/2017	14.06	0.44	1.01	1.45	(0.51)	–	(0.51)
11/30/2016	14.16	0.59	0.26	0.85	(0.59)	(0.36)	(0.95)
6/30/2015 to 11/30/2015(e)	14.90	0.22	(0.75)	(0.53)	(0.21)	–	(0.21)
Class T
7/28/2017 to 11/30/2017(h)	14.79	0.13	0.29	0.42	(0.13)	–	(0.13)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)

Total return for classes A, B, C and T does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(d)	Commenced on April 4, 2017.
(e)	Commenced on June 30, 2015.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced on July 28, 2017.

PROSPECTUS – MULTI-ASSET INCOME FUND

MULTI-ASSET INCOME FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:(a)						Supplemental Data:
	Net asset value, end of period	Total return(c) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R4
11/30/2017	$15.08	10.11		0.48		0.48		2.74		$569	55
11/30/2016	14.15	6.18		0.38		0.50		4.08		35	26
6/30/2015 to 11/30/2015(e)	14.24	(3.62	)(f)	0.35	(g)	0.50	(g)	3.37	(g)	10	26
Class R5
11/30/2017	14.99	10.41		0.22		0.23		3.28		23	55
11/30/2016	14.07	6.46		0.12		0.25		4.33		10	26
6/30/2015 to 11/30/2015(e)	14.16	(3.54	)(f)	0.09	(g)	0.24	(g)	3.63	(g)	10	26
Class R6
11/30/2017	15.00	10.50		0.18		0.18		2.99		1,119	55
11/30/2016	14.06	6.42		0.13		0.17		4.23		38	26
6/30/2015 to 11/30/2015(e)	14.16	(3.53	)(f)	0.08	(g)	0.14	(g)	3.64	(g)	10	26
Class T
7/28/2017 to 11/30/2017(h)	15.08	2.83(f	)	0.40	(g)	0.40	(g)	2.61	(g)	10	55

PROSPECTUS – MULTI-ASSET INCOME FUND

CONVERTIBLE FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2017	$11.65	$0.20	$1.83	$2.03	$(0.37)	$–	$(0.37)
11/30/2016	11.13	0.26	0.67	0.93	(0.41)	–	(0.41)
11/30/2015	13.59	0.17	(0.99)	(0.82)	(0.32)	(1.32)	(1.64)
11/30/2014	13.66	0.14	0.98	1.12	(0.29)	(0.90)	(1.19)
11/30/2013	11.12	0.18	2.63	2.81	(0.27)	–	(0.27)
Class B
11/30/2017	11.64	0.12	1.82	1.94	(0.24)	–	(0.24)
11/30/2016	11.12	0.17	0.66	0.83	(0.31)	–	(0.31)
11/30/2015	13.57	0.08	(0.99)	(0.91)	(0.22)	(1.32)	(1.54)
11/30/2014	13.63	0.04	0.98	1.02	(0.18)	(0.90)	(1.08)
11/30/2013	11.09	0.08	2.63	2.71	(0.17)	–	(0.17)
Class C
11/30/2017	11.57	0.13	1.83	1.96	(0.30)	–	(0.30)
11/30/2016	11.07	0.19	0.65	0.84	(0.34)	–	(0.34)
11/30/2015	13.52	0.10	(0.99)	(0.89)	(0.24)	(1.32)	(1.56)
11/30/2014	13.59	0.06	0.98	1.04	(0.21)	(0.90)	(1.11)
11/30/2013	11.06	0.10	2.63	2.73	(0.20)	–	(0.20)
Class F
11/30/2017	11.65	0.22	1.84	2.06	(0.39)	–	(0.39)
11/30/2016	11.13	0.27	0.67	0.94	(0.42)	–	(0.42)
11/30/2015	13.60	0.19	(1.00)	(0.81)	(0.34)	(1.32)	(1.66)
11/30/2014	13.66	0.16	0.99	1.15	(0.31)	(0.90)	(1.21)
11/30/2013	11.12	0.19	2.63	2.82	(0.28)	–	(0.28)
Class F3
4/4/2017 to 11/30/2017(c)	17.35	0.16	(4.01)	(3.85)	(0.11)	–	(0.11)
Class I
11/30/2017	11.71	0.23	1.85	2.08	(0.40)	–	(0.40)
11/30/2016	11.19	0.29	0.66	0.95	(0.43)	–	(0.43)
11/30/2015	13.65	0.20	(0.99)	(0.79)	(0.35)	(1.32)	(1.67)
11/30/2014	13.71	0.17	0.99	1.16	(0.32)	(0.90)	(1.22)
11/30/2013	11.16	0.20	2.65	2.85	(0.30)	–	(0.30)

PROSPECTUS – CONVERTIBLE FUND

CONVERTIBLE FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2017	$13.31	17.86	1.03		1.04		1.63		$116,819	224
11/30/2016	11.65	8.63	1.06		1.14		2.45		75,091	241
11/30/2015	11.13	(6.71)	1.06		1.11		1.44		104,761	223
11/30/2014	13.59	8.99	1.06		1.11		1.09		171,401	174
11/30/2013	13.66	25.74	1.06		1.12		1.42		113,956	160
Class B
11/30/2017	13.34	16.99	1.84		1.84		0.96		201	224
11/30/2016	11.64	7.77	1.87		1.94		1.60		656	241
11/30/2015	11.12	(7.52)	1.87		1.92		0.63		1,410	223
11/30/2014	13.57	8.17	1.86		1.91		0.27		2,351	174
11/30/2013	13.63	24.76	1.86		1.91		0.67		2,950	160
Class C
11/30/2017	13.23	17.25	1.65		1.66		1.06		42,574	224
11/30/2016	11.57	7.88	1.69		1.77		1.82		36,351	241
11/30/2015	11.07	(7.36)	1.71		1.76		0.80		51,655	223
11/30/2014	13.52	8.36	1.71		1.76		0.44		68,685	174
11/30/2013	13.59	25.02	1.68		1.73		0.82		58,045	160
Class F
11/30/2017	13.32	18.06	0.93		0.93		1.71		148,917	224
11/30/2016	11.65	8.74	0.96		1.04		2.50		80,847	241
11/30/2015	11.13	(6.67)	0.96		1.02		1.55		96,774	223
11/30/2014	13.60	9.18	0.96		1.01		1.19		132,982	174
11/30/2013	13.66	25.86	0.96		1.02		1.50		75,696	160
Class F3
4/4/2017 to 11/30/2017(c)	13.39	10.06 (e)	0.81	(f)	0.82	(f)	1.84	(f)	3,884	224
Class I
11/30/2017	13.39	18.16	0.83		0.84		1.84		553,681	224
11/30/2016	11.71	8.91	0.86		0.94		2.66		373,793	241
11/30/2015	11.19	(6.57)	0.86		0.92		1.66		448,316	223
11/30/2014	13.65	9.24	0.86		0.91		1.30		466,537	174
11/30/2013	13.71	25.98	0.86		0.92		1.64		364,317	160

PROSPECTUS – CONVERTIBLE FUND

CONVERTIBLE FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class P
11/30/2017	$11.81	$0.18	$1.86	$2.04	$(0.34)	$–	$(0.34)
11/30/2016	11.28	0.27	0.66	0.93	(0.40)	–	(0.40)
11/30/2015	13.75	0.16	(1.00)	(0.84)	(0.31)	(1.32)	(1.63)
11/30/2014	13.80	0.11	1.00	1.11	(0.26)	(0.90)	(1.16)
11/30/2013	11.23	0.15	2.66	2.81	(0.24)	–	(0.24)
Class R2
11/30/2017	11.79	0.17	1.85	2.02	(0.32)	–	(0.32)
11/30/2016	11.26	0.22	0.66	0.88	(0.35)	–	(0.35)
11/30/2015	13.73	0.12	(1.00)	(0.88)	(0.27)	(1.32)	(1.59)
11/30/2014	13.78	0.09	1.00	1.09	(0.24)	(0.90)	(1.14)
11/30/2013	11.22	0.12	2.66	2.78	(0.22)	–	(0.22)
Class R3
11/30/2017	11.60	0.17	1.83	2.00	(0.34)	–	(0.34)
11/30/2016	11.09	0.23	0.66	0.89	(0.38)	–	(0.38)
11/30/2015	13.55	0.14	(0.99)	(0.85)	(0.29)	(1.32)	(1.61)
11/30/2014	13.62	0.10	0.99	1.09	(0.26)	(0.90)	(1.16)
11/30/2013	11.09	0.14	2.63	2.77	(0.24)	–	(0.24)
Class R4
11/30/2017	11.64	0.20	1.84	2.04	(0.37)	–	(0.37)
11/30/2016	11.14	0.25	0.66	0.91	(0.41)	–	(0.41)
6/30/2015 to 11/30/2015(d)	12.11	0.08	(1.00)	(0.92)	(0.05)	–	(0.05)
Class R5
11/30/2017	11.70	0.21	1.87	2.08	(0.40)	–	(0.40)
11/30/2016	11.19	0.29	0.65	0.94	(0.43)	–	(0.43)
6/30/2015 to 11/30/2015(d)	12.16	0.09	(1.00)	(0.91)	(0.06)	–	(0.06)
Class R6
11/30/2017	11.71	0.23	1.85	2.08	(0.40)	–	(0.40)
11/30/2016	11.19	0.33	0.62	0.95	(0.43)	–	(0.43)
6/30/2015 to 11/30/2015(d)	12.16	0.09	(1.00)	(0.91)	(0.06)	–	(0.06)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on April 4, 2017.
(d)	Commenced on June 30, 2015.
(e)	Not annualized.
(f)	Annualized.

PROSPECTUS – CONVERTIBLE FUND

CONVERTIBLE FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class P
11/30/2017	$13.51	17.66		1.27		1.28		1.43		$56	224
11/30/2016	11.81	8.48		1.18		1.25		2.44		32	241
11/30/2015	11.28	(6.81)		1.17		1.22		1.35		46	223
11/30/2014	13.75	8.77		1.31		1.36		0.84		51	174
11/30/2013	13.80	25.45		1.30		1.36		1.18		43	160
Class R2
11/30/2017	13.49	17.49		1.43		1.44		1.32		119	224
11/30/2016	11.79	8.07		1.47		1.54		2.03		125	241
11/30/2015	11.26	(7.10)		1.46		1.52		1.02		252	223
11/30/2014	13.73	8.65		1.46		1.51		0.70		380	174
11/30/2013	13.78	25.19		1.45		1.52		0.99		161	160
Class R3
11/30/2017	13.26	17.61		1.32		1.32		1.34		5,577	224
11/30/2016	11.60	8.26		1.35		1.43		2.15		2,939	241
11/30/2015	11.09	(7.00)		1.35		1.41		1.17		3,074	223
11/30/2014	13.55	8.73		1.36		1.41		0.79		3,143	174
11/30/2013	13.62	25.38		1.35		1.41		1.11		1,924	160
Class R4
11/30/2017	13.31	17.90		1.08		1.08		1.61		59	224
11/30/2016	11.64	8.53		1.09		1.16		2.21		47	241
6/30/2015 to 11/30/2015(d)	11.14	(7.56	)(e)	1.10	(f)	1.18	(f)	1.65	(f)	9	223
Class R5
11/30/2017	13.38	18.18		0.83		0.83		1.63		139	224
11/30/2016	11.70	8.82		0.87		0.92		2.67		10	241
6/30/2015 to 11/30/2015(d)	11.19	(7.47	)(e)	0.86	(f)	0.93	(f)	1.89	(f)	9	223
Class R6
11/30/2017	13.39	18.16		0.81		0.81		1.77		2,573	224
11/30/2016	11.71	8.92		0.83		0.85		2.96		115	241
6/30/2015 to 11/30/2015(d)	11.19	(7.47	)(e)	0.81	(f)	0.84	(f)	1.94	(f)	9	223

PROSPECTUS – CONVERTIBLE FUND

CORE FIXED INCOME FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2017	$10.80	$0.18	$0.14	$0.32	$(0.25)	$–	$(0.25)
11/30/2016	10.86	0.18	0.04	0.22	(0.26)	(0.02)	(0.28)
11/30/2015	11.11	0.18	(0.16)	0.02	(0.27)	–	(0.27)
11/30/2014	10.78	0.14	0.45	0.59	(0.26)	–	(0.26)
11/30/2013	11.40	0.13	(0.33)	(0.20)	(0.24)	(0.18)	(0.42)
Class B
11/30/2017	10.77	0.10	0.12	0.22	(0.16)	–	(0.16)
11/30/2016	10.83	0.10	0.03	0.13	(0.17)	(0.02)	(0.19)
11/30/2015	11.08	0.09	(0.16)	(0.07)	(0.18)	–	(0.18)
11/30/2014	10.75	0.06	0.44	0.50	(0.17)	–	(0.17)
11/30/2013	11.37	0.04	(0.33)	(0.29)	(0.15)	(0.18)	(0.33)
Class C
11/30/2017	10.75	0.12	0.13	0.25	(0.18)	–	(0.18)
11/30/2016	10.81	0.11	0.04	0.15	(0.19)	(0.02)	(0.21)
11/30/2015	11.06	0.11	(0.16)	(0.05)	(0.20)	–	(0.20)
11/30/2014	10.73	0.07	0.45	0.52	(0.19)	–	(0.19)
11/30/2013	11.35	0.06	(0.34)	(0.28)	(0.16)	(0.18)	(0.34)
Class F
11/30/2017	10.80	0.19	0.14	0.33	(0.26)	–	(0.26)
11/30/2016	10.86	0.19	0.04	0.23	(0.27)	(0.02)	(0.29)
11/30/2015	11.11	0.19	(0.16)	0.03	(0.28)	–	(0.28)
11/30/2014	10.78	0.15	0.45	0.60	(0.27)	–	(0.27)
11/30/2013	11.40	0.14	(0.33)	(0.19)	(0.25)	(0.18)	(0.43)
Class F3
4/4/2017 to 11/30/2017(c)	10.84	0.15	0.06	0.21	(0.18)	–	(0.18)
Class I
11/30/2017	10.80	0.21	0.12	0.33	(0.27)	–	(0.27)
11/30/2016	10.86	0.21	0.03	0.24	(0.28)	(0.02)	(0.30)
11/30/2015	11.11	0.20	(0.16)	0.04	(0.29)	–	(0.29)
11/30/2014	10.78	0.16	0.45	0.61	(0.28)	–	(0.28)
11/30/2013	11.40	0.15	(0.33)	(0.18)	(0.26)	(0.18)	(0.44)

PROSPECTUS – CORE FIXED INCOME FUND

CORE FIXED INCOME FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2017	$10.87	2.96	0.66		0.86		1.70		$460,291	466
11/30/2016	10.80	2.00	0.66		0.86		1.65		478,353	556
11/30/2015	10.86	0.18	0.66		0.86		1.62		434,185	494
11/30/2014	11.11	5.52	0.84		0.85		1.30		399,393	576
11/30/2013	10.78	(1.79)	0.85		0.85		1.16		401,904	735
Class B
11/30/2017	10.83	2.05	1.46		1.66		0.88		702	466
11/30/2016	10.77	1.19	1.46		1.66		0.87		3,182	556
11/30/2015	10.83	(0.62)	1.45		1.65		0.81		4,971	494
11/30/2014	11.08	4.70	1.64		1.65		0.51		7,020	576
11/30/2013	10.75	(2.58)	1.66		1.66		0.37		8,512	735
Class C
11/30/2017	10.82	2.33	1.28		1.48		1.07		66,387	466
11/30/2016	10.75	1.36	1.28		1.48		1.03		86,326	556
11/30/2015	10.81	(0.45)	1.28		1.48		0.99		80,477	494
11/30/2014	11.06	4.89	1.46		1.47		0.68		82,120	576
11/30/2013	10.73	(2.45)	1.51		1.51		0.51		94,953	735
Class F
11/30/2017	10.87	3.07	0.55		0.75		1.78		196,037	466
11/30/2016	10.80	2.09	0.55		0.75		1.76		381,062	556
11/30/2015	10.86	0.28	0.56		0.76		1.71		397,366	494
11/30/2014	11.11	5.63	0.73		0.75		1.40		353,154	576
11/30/2013	10.78	(1.70)	0.75		0.75		1.26		297,303	735
Class F3
4/4/2017 to 11/30/2017(c)	10.87	1.99 (e)	0.35	(f)	0.55	(f)	2.14	(f)	300,983	466
Class I
11/30/2017	10.86	3.07	0.46		0.66		1.90		190,063	466
11/30/2016	10.80	2.20	0.46		0.66		1.88		152,207	556
11/30/2015	10.86	0.38	0.46		0.66		1.81		356,372	494
11/30/2014	11.11	5.73	0.64		0.65		1.51		407,023	576
11/30/2013	10.78	(1.60)	0.66		0.66		1.36		421,016	735

PROSPECTUS – CORE FIXED INCOME FUND

CORE FIXED INCOME FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class P
11/30/2017	$10.84	$0.16	$0.30	$0.46	$(0.30)	$–	$(0.30)
11/30/2016	10.90	0.16	0.03	0.19	(0.23)	(0.02)	(0.25)
11/30/2015	11.15	0.16	(0.16)	–	(0.25)	–	(0.25)
11/30/2014	10.82	0.12	0.44	0.56	(0.23)	–	(0.23)
11/30/2013	11.44	0.10	(0.33)	(0.23)	(0.21)	(0.18)	(0.39)
Class R2
11/30/2017	10.80	0.14	0.13	0.27	(0.20)	–	(0.20)
11/30/2016	10.86	0.13	0.04	0.17	(0.21)	(0.02)	(0.23)
11/30/2015	11.12	0.13	(0.16)	(0.03)	(0.23)	–	(0.23)
11/30/2014	10.78	0.10	0.46	0.56	(0.22)	–	(0.22)
11/30/2013	11.40	0.08	(0.33)	(0.25)	(0.19)	(0.18)	(0.37)
Class R3
11/30/2017	10.80	0.15	0.14	0.29	(0.22)	–	(0.22)
11/30/2016	10.86	0.15	0.03	0.18	(0.22)	(0.02)	(0.24)
11/30/2015	11.11	0.15	(0.16)	(0.01)	(0.24)	–	(0.24)
11/30/2014	10.78	0.11	0.45	0.56	(0.23)	–	(0.23)
11/30/2013	11.40	0.10	(0.34)	(0.24)	(0.20)	(0.18)	(0.38)
Class R4
11/30/2017	10.80	0.18	0.13	0.31	(0.24)	–	(0.24)
11/30/2016	10.86	0.17	0.04	0.21	(0.25)	(0.02)	(0.27)
6/30/2015 to 11/30/2015(d)	10.93	0.08	(0.04)	0.04	(0.11)	–	(0.11)
Class R5
11/30/2017	10.80	0.21	0.13	0.34	(0.27)	–	(0.27)
11/30/2016	10.86	0.20	0.04	0.24	(0.28)	(0.02)	(0.30)
6/30/2015 to 11/30/2015(d)	10.93	0.09	(0.04)	0.05	(0.12)	–	(0.12)
Class R6
11/30/2017	10.80	0.22	0.12	0.34	(0.28)	–	(0.28)
11/30/2016	10.85	0.22	0.04	0.26	(0.29)	(0.02)	(0.31)
6/30/2015 to 11/30/2015(d)	10.93	0.09	(0.04)	0.05	(0.13)	–	(0.13)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on April 4, 2017.
(d)	Commenced on June 30, 2015.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount less than $1,000.

PROSPECTUS – CORE FIXED INCOME FUND

CORE FIXED INCOME FUND

Financial Highlights (concluded)

			Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)		Portfolio turnover rate (%)

Class P
11/30/2017	$11.00	3.76	0.86		1.05		1.46		$–	(g)	466
11/30/2016	10.84	1.79	0.88		1.08		1.45		12		556
11/30/2015	10.90	(0.01)	0.87		1.06		1.42		12		494
11/30/2014	11.15	5.26	1.09		1.09		1.06		12		576
11/30/2013	10.82	(2.03)	1.11		1.11		0.92		47		735
Class R2
11/30/2017	10.87	2.56	1.06		1.26		1.28		951		466
11/30/2016	10.80	1.59	1.05		1.25		1.22		655		556
11/30/2015	10.86	(0.31)	1.05		1.25		1.19		258		494
11/30/2014	11.12	5.19	1.25		1.25		0.90		478		576
11/30/2013	10.78	(2.19)	1.26		1.26		0.77		1,894		735
Class R3
11/30/2017	10.87	2.67	0.94		1.15		1.38		15,555		466
11/30/2016	10.80	1.70	0.95		1.15		1.36		21,240		556
11/30/2015	10.86	(0.12)	0.95		1.15		1.33		28,112		494
11/30/2014	11.11	5.21	1.13		1.15		1.01		19,276		576
11/30/2013	10.78	(2.09)	1.15		1.15		0.87		20,990		735
Class R4
11/30/2017	10.87	2.92	0.72		0.92		1.65		6,544		466
11/30/2016	10.80	1.97	0.71		0.91		1.52		815		556
6/30/2015 to 11/30/2015(d)	10.86	0.37 (e)	0.69	(f)	0.89	(f)	1.71	(f)	10		494
Class R5
11/30/2017	10.87	3.17	0.46		0.66		1.88		802		466
11/30/2016	10.80	2.24	0.45		0.65	(f)	1.78		327		556
6/30/2015 to 11/30/2015(d)	10.86	0.48 (e)	0.43	(f)	0.63	(f)	1.96	(f)	10		494
Class R6
11/30/2017	10.86	3.19	0.34		0.54		1.99		41,952		466
11/30/2016	10.80	2.42	0.34		0.54		1.97		34,585		556
6/30/2015 to 11/30/2015(d)	10.85	0.43 (e)	0.37	(f)	0.57	(f)	2.02	(f)	31,887		494

PROSPECTUS – CORE FIXED INCOME FUND

CORE PLUS BOND FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2017	$15.03	$0.40	$0.30	$0.70	$(0.49)	$(0.10)	$(0.59)
12/2/2015 to 11/30/2016(d)	15.00	0.43	0.14	0.57	(0.54)	–	(0.54)
Class C
11/30/2017	15.04	0.30	0.29	0.59	(0.38)	(0.10)	(0.48)
12/2/2015 to 11/30/2016(d)	15.00	0.31	0.15	0.46	(0.42)	–	(0.42)
Class F
11/30/2017	15.03	0.42	0.30	0.72	(0.51)	(0.10)	(0.61)
12/2/2015 to 11/30/2016(d)	15.00	0.45	0.13	0.58	(0.55)	–	(0.55)
Class F3
4/4/2017 to 11/30/2017(f)	15.08	0.30	0.12	0.42	(0.35)	–	(0.35)
Class I
11/30/2017	15.03	0.43	0.30	0.73	(0.52)	(0.10)	(0.62)
12/2/2015 to 11/30/2016(d)	15.00	0.46	0.14	0.60	(0.57)	–	(0.57)
Class R2
11/30/2017	15.03	0.34	0.30	0.64	(0.43)	(0.10)	(0.53)
12/2/2015 to 11/30/2016(d)	15.00	0.37	0.14	0.51	(0.48)	–	(0.48)
Class R3
11/30/2017	15.03	0.36	0.29	0.65	(0.45)	(0.10)	(0.55)
12/2/2015 to 11/30/2016(d)	15.00	0.39	0.13	0.52	(0.49)	–	(0.49)
Class R4
11/30/2017	15.03	0.40	0.29	0.69	(0.48)	(0.10)	(0.58)
12/2/2015 to 11/30/2016(d)	15.00	0.42	0.14	0.56	(0.53)	–	(0.53)
Class R5
11/30/2017	15.03	0.43	0.30	0.73	(0.52)	(0.10)	(0.62)
12/2/2015 to 11/30/2016(d)	15.00	0.46	0.14	0.60	(0.57)	–	(0.57)
Class R6
11/30/2017	15.03	0.45	0.30	0.75	(0.54)	(0.10)	(0.64)
12/2/2015 to 11/30/2016(d)	15.00	0.48	0.14	0.62	(0.59)	–	(0.59)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Annualized.
(d)	Commenced on December 2, 2015.
(e)	Not annualized.
(f)	Commenced on April 4, 2017.

PROSPECTUS – CORE PLUS BOND FUND

CORE PLUS BOND FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2017	$15.14	4.73		0.68		2.68		2.66		$6,390	396
12/2/2015 to 11/30/2016(d)	15.03	3.81	(e)	0.68	(c)	2.25	(c)	2.88	(c)	5,366	390
Class C
11/30/2017	15.15	3.98		1.40		3.41		1.95		613	396
12/2/2015 to 11/30/2016(d)	15.04	3.09	(e)	1.46	(c)	3.08	(c)	2.07	(c)	259	390
Class F
11/30/2017	15.14	4.83		0.58		2.58	(c)	2.76		6,010	396
12/2/2015 to 11/30/2016(d)	15.03	3.92	(e)	0.58	(c)	2.15	(c)	2.97	(c)	5,119	390
Class F3
4/4/2017 to 11/30/2017(f)	15.15	2.71	(e)	0.39	(c)	2.66	(c)	3.01	(c)	10	396
Class I
11/30/2017	15.14	4.94		0.48		2.48		2.86		109	396
12/2/2015 to 11/30/2016(d)	15.03	4.02	(e)	0.48	(c)	2.05	(c)	3.08	(c)	104	390
Class R2
11/30/2017	15.14	4.31		1.08		3.07		2.24		27	396
12/2/2015 to 11/30/2016(d)	15.03	3.41	(e)	1.08	(c)	2.64	(c)	2.47	(c)	26	390
Class R3
11/30/2017	15.13	4.42		0.98		2.97		2.35		27	396
12/2/2015 to 11/30/2016(d)	15.03	3.51	(e)	0.97	(c)	2.53	(c)	2.57	(c)	26	390
Class R4
11/30/2017	15.14	4.68		0.74		2.73		2.58		27	396
12/2/2015 to 11/30/2016(d)	15.03	3.76	(e)	0.73	(c)	2.29	(c)	2.81	(c)	26	390
Class R5
11/30/2017	15.14	4.94		0.48		2.48		2.84		27	396
12/2/2015 to 11/30/2016(d)	15.03	4.01	(e)	0.49	(c)	2.05	(c)	3.06	(c)	26	390
Class R6
11/30/2017	15.14	5.05		0.37		2.47		2.95		27	396
12/2/2015 to 11/30/2016(d)	15.03	4.17	(e)	0.33	(c)	1.96	(c)	3.22	(c)	26	390

PROSPECTUS – CORE PLUS BOND FUND

CORPORATE BOND FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain	Total from investment operations	Net investment income

Class A
4/19/2017 to 11/30/2017(e)	$10.00	$0.17	$0.13	$0.30	$(0.24)
Class C
4/19/2017 to 11/30/2017(e)	10.00	0.13	0.12	0.25	(0.19)
Class F
4/19/2017 to 11/30/2017(e)	10.00	0.18	0.14	0.32	(0.24)
Class F3
4/19/2017 to 11/30/2017(e)	10.00	0.19	0.13	0.32	(0.26)
Class I
4/19/2017 to 11/30/2017(e)	10.00	0.19	0.12	0.31	(0.25)
Class R2
4/19/2017 to 11/30/2017(e)	10.00	0.15	0.12	0.27	(0.21)
Class R3
4/19/2017 to 11/30/2017(e)	10.00	0.15	0.13	0.28	(0.22)
Class R4
4/19/2017 to 11/30/2017(e)	10.00	0.17	0.13	0.30	(0.24)
Class R5
4/19/2017 to 11/30/2017(e)	10.00	0.19	0.12	0.31	(0.25)
Class R6
4/19/2017 to 11/30/2017(e)	10.00	0.19	0.13	0.32	(0.26)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Not annualized.
(d)	Annualized.
(e)	Commenced on April 19, 2017.

PROSPECTUS – CORPORATE BOND FUND

CORPORATE BOND FUND

Financial Highlights (concluded)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return(b)(c) (%)	Total expenses after waivers and/or reimbursements(d) (%)	Total expenses(d) (%)	Net investment income(d) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
4/19/2017 to 11/30/2017(e)	$10.06	3.01	0.68	3.99	2.80	$311	88
Class C
4/19/2017 to 11/30/2017(e)	10.06	2.52	1.48	4.75	2.02	102	88
Class F
4/19/2017 to 11/30/2017(e)	10.08	3.27	0.58	3.82	2.89	2,614	88
Class F3
4/19/2017 to 11/30/2017(e)	10.06	3.20	0.38	3.67	3.10	1,548	88
Class I
4/19/2017 to 11/30/2017(e)	10.06	3.13	0.48	3.78	3.00	52	88
Class R2
4/19/2017 to 11/30/2017(e)	10.06	2.76	1.08	4.38	2.40	26	88
Class R3
4/19/2017 to 11/30/2017(e)	10.06	2.82	0.97	4.20	2.49	39	88
Class R4
4/19/2017 to 11/30/2017(e)	10.06	2.98	0.73	4.00	2.74	26	88
Class R5
4/19/2017 to 11/30/2017(e)	10.06	3.14	0.48	3.79	2.99	26	88
Class R6
4/19/2017 to 11/30/2017(e)	10.06	3.20	0.38	3.67	3.10	1,548	88

PROSPECTUS – CORPORATE BOND FUND

HIGH YIELD FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2017	$7.41	$0.42	$0.32	$0.74	$(0.44)	$–	$(0.44)
11/30/2016	7.10	0.42	0.33	0.75	(0.44)	–	(0.44)
11/30/2015	7.79	0.39	(0.49)	(0.10)	(0.42)	(0.17)	(0.59)
11/30/2014	8.05	0.43	0.04	0.47	(0.46)	(0.27)	(0.73)
11/30/2013	7.95	0.49	0.31	0.80	(0.52)	(0.18)	(0.70)
Class B
11/30/2017	7.38	0.36	0.30	0.66	(0.37)	–	(0.37)
11/30/2016	7.07	0.36	0.33	0.69	(0.38)	–	(0.38)
11/30/2015	7.75	0.33	(0.48)	(0.15)	(0.36)	(0.17)	(0.53)
11/30/2014	8.02	0.37	0.02	0.39	(0.39)	(0.27)	(0.66)
11/30/2013	7.92	0.43	0.30	0.73	(0.45)	(0.18)	(0.63)
Class C
11/30/2017	7.38	0.37	0.30	0.67	(0.38)	–	(0.38)
11/30/2016	7.07	0.37	0.33	0.70	(0.39)	–	(0.39)
11/30/2015	7.75	0.34	(0.48)	(0.14)	(0.37)	(0.17)	(0.54)
11/30/2014	8.01	0.38	0.04	0.42	(0.41)	(0.27)	(0.68)
11/30/2013	7.91	0.44	0.30	0.74	(0.46)	(0.18)	(0.64)
Class F
11/30/2017	7.41	0.42	0.31	0.73	(0.44)	–	(0.44)
11/30/2016	7.09	0.43	0.33	0.76	(0.44)	–	(0.44)
11/30/2015	7.78	0.40	(0.49)	(0.09)	(0.43)	(0.17)	(0.60)
11/30/2014	8.04	0.43	0.05	0.48	(0.47)	(0.27)	(0.74)
11/30/2013	7.94	0.50	0.30	0.80	(0.52)	(0.18)	(0.70)
Class F3
4/4/2017 to 11/30/2017(c)	7.65	0.28	0.12	0.40	(0.30)	–	(0.30)
Class I
11/30/2017	7.45	0.44	0.30	0.74	(0.45)	–	(0.45)
11/30/2016	7.13	0.44	0.33	0.77	(0.45)	–	(0.45)
11/30/2015	7.82	0.41	(0.49)	(0.08)	(0.44)	(0.17)	(0.61)
11/30/2014	8.08	0.44	0.05	0.49	(0.48)	(0.27)	(0.75)
11/30/2013	7.98	0.51	0.30	0.81	(0.53)	(0.18)	(0.71)

PROSPECTUS – HIGH YIELD FUND

HIGH YIELD FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2017	$7.71	10.13	0.89		0.89		5.48		$1,576,504	93
11/30/2016	7.41	10.93	0.92		0.92		5.88		1,580,591	104
11/30/2015	7.10	(1.38)	0.93		0.93		5.24		1,156,411	93
11/30/2014	7.79	6.06	0.94		0.94		5.42		922,139	102
11/30/2013	8.05	10.52	0.95		0.95		6.18		841,494	108
Class B
11/30/2017	7.67	9.14	1.69		1.69		4.77		1,489	93
11/30/2016	7.38	10.10	1.72		1.72		5.15		4,984	104
11/30/2015	7.07	(2.05)	1.74		1.74		4.49		7,084	93
11/30/2014	7.75	5.10	1.74		1.74		4.67		10,682	102
11/30/2013	8.02	9.67	1.75		1.75		5.43		13,348	108
Class C
11/30/2017	7.67	9.28	1.57		1.57		4.81		515,964	93
11/30/2016	7.38	10.24	1.57		1.57		5.25		463,517	104
11/30/2015	7.07	(1.91)	1.59		1.59		4.62		335,484	93
11/30/2014	7.75	5.38	1.59		1.59		4.78		345,738	102
11/30/2013	8.01	9.81	1.62		1.62		5.52		312,747	108
Class F
11/30/2017	7.70	10.09	0.79		0.79		5.54		2,011,192	93
11/30/2016	7.41	11.19	0.81		0.81		5.96		1,571,281	104
11/30/2015	7.09	(1.29)	0.84		0.84		5.33		734,257	93
11/30/2014	7.78	6.16	0.85		0.85		5.47		602,252	102
11/30/2013	8.04	10.63	0.85		0.85		6.27		394,913	108
Class F3
4/4/2017 to 11/30/2017(c)	7.75	5.28 (e)	0.62	(f)	0.62	(f)	5.45	(f)	449,538	93
Class I
11/30/2017	7.74	10.19	0.69		0.69		5.70		1,725,003	93
11/30/2016	7.45	11.29	0.72		0.72		6.11		1,707,793	104
11/30/2015	7.13	(1.14)	0.74		0.74		5.47		1,909,422	93
11/30/2014	7.82	6.27	0.75		0.75		5.57		2,259,001	102
11/30/2013	8.08	10.73	0.75		0.75		6.37		1,180,830	108

PROSPECTUS – HIGH YIELD FUND

HIGH YIELD FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class P
11/30/2017	$7.52	$0.40	$0.32	$0.72	$(0.42)	$–	$(0.42)
11/30/2016	7.20	0.41	0.34	0.75	(0.43)	–	(0.43)
11/30/2015	7.89	0.38	(0.49)	(0.11)	(0.41)	(0.17)	(0.58)
11/30/2014	8.16	0.42	0.03	0.45	(0.45)	(0.27)	(0.72)
11/30/2013	8.05	0.48	0.31	0.79	(0.50)	(0.18)	(0.68)
Class R2
11/30/2017	7.46	0.39	0.32	0.71	(0.41)	–	(0.41)
11/30/2016	7.15	0.40	0.32	0.72	(0.41)	–	(0.41)
11/30/2015	7.83	0.37	(0.49)	(0.12)	(0.39)	(0.17)	(0.56)
11/30/2014	8.10	0.40	0.03	0.43	(0.43)	(0.27)	(0.70)
11/30/2013	8.00	0.46	0.31	0.77	(0.49)	(0.18)	(0.67)
Class R3
11/30/2017	7.46	0.40	0.31	0.71	(0.42)	–	(0.42)
11/30/2016	7.14	0.41	0.33	0.74	(0.42)	–	(0.42)
11/30/2015	7.83	0.37	(0.49)	(0.12)	(0.40)	(0.17)	(0.57)
11/30/2014	8.10	0.41	0.03	0.44	(0.44)	(0.27)	(0.71)
11/30/2013	7.99	0.47	0.32	0.79	(0.50)	(0.18)	(0.68)
Class R4
11/30/2017	7.41	0.41	0.32	0.73	(0.43)	–	(0.43)
11/30/2016	7.10	0.43	0.32	0.75	(0.44)	–	(0.44)
6/30/2015 to 11/30/2015(d)	7.54	0.16	(0.43)	(0.27)	(0.17)	–	(0.17)
Class R5
11/30/2017	7.44	0.43	0.32	0.75	(0.45)	–	(0.45)
11/30/2016	7.13	0.45	0.32	0.77	(0.46)	–	(0.46)
6/30/2015 to 11/30/2015(d)	7.57	0.17	(0.43)	(0.26)	(0.18)	–	(0.18)
Class R6
11/30/2017	7.45	0.44	0.32	0.76	(0.46)	–	(0.46)
11/30/2016	7.13	0.45	0.33	0.78	(0.46)	–	(0.46)
6/30/2015 to 11/30/2015(d)	7.57	0.18	(0.44)	(0.26)	(0.18)	–	(0.18)
Class T
7/28/2017 to 11/30/2017(g)	7.72	0.14	–	0.14	(0.15)	–	(0.15)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for classes A, B, C and T does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on April 4, 2017.
(d)	Commenced on June 30, 2015.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on July 28, 2017.

PROSPECTUS – HIGH YIELD FUND

HIGH YIELD FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class P
11/30/2017	$7.82	9.81		1.15		1.15		5.16		$478	93
11/30/2016	7.52	10.76		1.17		1.17		5.71		47	104
11/30/2015	7.20	(1.52)		1.18		1.18		5.01		275	93
11/30/2014	7.89	5.68		1.19		1.19		5.20		1,603	102
11/30/2013	8.16	10.21		1.20		1.20		5.95		1,555	108
Class R2
11/30/2017	7.76	9.68		1.29		1.29		5.09		14,837	93
11/30/2016	7.46	10.49		1.32		1.32		5.53		11,145	104
11/30/2015	7.15	(1.58)		1.34		1.34		4.88		5,170	93
11/30/2014	7.83	5.52		1.34		1.34		5.06		4,742	102
11/30/2013	8.10	10.07		1.35		1.35		5.78		4,967	108
Class R3
11/30/2017	7.75	9.64		1.19		1.19		5.18		91,021	93
11/30/2016	7.46	10.75		1.22		1.22		5.64		71,552	104
11/30/2015	7.14	(1.62)		1.24		1.24		4.98		45,822	93
11/30/2014	7.83	5.63		1.24		1.24		5.14		35,169	102
11/30/2013	8.10	10.18		1.25		1.25		5.89		30,268	108
Class R4
11/30/2017	7.71	10.09		0.95		0.95		5.38		67,741	93
11/30/2016	7.41	10.91		0.97		0.97		5.87		20,934	104
6/30/2015 to 11/30/2015(d)	7.10	(3.58	)(e)	1.01	(f)	1.04	(f)	5.31	(f)	328	93
Class R5
11/30/2017	7.74	10.34		0.71		0.71		5.56		264,638	93
11/30/2016	7.44	11.16		0.72		0.72		6.11		11,010	104
6/30/2015 to 11/30/2015(d)	7.13	(3.46	)(e)	0.75	(f)	0.75	(f)	5.50	(f)	10	93
Class R6
11/30/2017	7.75	10.42		0.61		0.61		5.67		381,440	93
11/30/2016	7.45	11.26		0.62		0.62		6.24		75,756	104
6/30/2015 to 11/30/2015(d)	7.13	(3.30	)(e)	0.63	(f)	0.65	(f)	5.83	(f)	14,054	93
Class T
7/28/2017 to 11/30/2017(g)	7.71	1.76	(e)	0.83	(f)	0.83	(f)	5.34	(f)	10	93

PROSPECTUS – HIGH YIELD FUND

INCOME FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2017	$2.76	$0.09	$0.11	$0.20	$(0.10)	$–	$(0.10)
11/30/2016	2.71	0.10	0.07	0.17	(0.12)	–	(0.12)
11/30/2015	2.92	0.10	(0.17)	(0.07)	(0.13)	(0.01)	(0.14)
11/30/2014	2.87	0.11	0.12	0.23	(0.14)	(0.04)	(0.18)
11/30/2013	3.04	0.11	(0.09)	0.02	(0.14)	(0.05)	(0.19)
Class B
11/30/2017	2.77	0.06	0.12	0.18	(0.08)	–	(0.08)
11/30/2016	2.71	0.08	0.07	0.15	(0.09)	–	(0.09)
11/30/2015	2.92	0.08	(0.18)	(0.10)	(0.10)	(0.01)	(0.11)
11/30/2014	2.87	0.09	0.12	0.21	(0.12)	(0.04)	(0.16)
11/30/2013	3.04	0.09	(0.09)	–	(0.12)	(0.05)	(0.17)
Class C
11/30/2017	2.78	0.07	0.10	0.17	(0.08)	–	(0.08)
11/30/2016	2.72	0.08	0.07	0.15	(0.09)	–	(0.09)
11/30/2015	2.93	0.09	(0.18)	(0.09)	(0.11)	(0.01)	(0.12)
11/30/2014	2.88	0.09	0.12	0.21	(0.12)	(0.04)	(0.16)
11/30/2013	3.05	0.09	(0.09)	–	(0.12)	(0.05)	(0.17)
Class F
11/30/2017	2.76	0.09	0.11	0.20	(0.10)	–	(0.10)
11/30/2016	2.71	0.10	0.06	0.16	(0.11)	–	(0.11)
11/30/2015	2.92	0.11	(0.18)	(0.07)	(0.13)	(0.01)	(0.14)
11/30/2014	2.87	0.11	0.12	0.23	(0.14)	(0.04)	(0.18)
11/30/2013	3.04	0.12	(0.09)	0.03	(0.15)	(0.05)	(0.20)
Class F3
4/4/2017 to 11/30/2017(c)	2.82	0.06	0.05	0.11	(0.07)	–	(0.07)
Class I
11/30/2017	2.76	0.09	0.12	0.21	(0.11)	–	(0.11)
11/30/2016	2.71	0.10	0.07	0.17	(0.12)	–	(0.12)
11/30/2015	2.92	0.11	(0.18)	(0.07)	(0.13)	(0.01)	(0.14)
11/30/2014	2.87	0.12	0.11	0.23	(0.14)	(0.04)	(0.18)
11/30/2013	3.04	0.12	(0.09)	0.03	(0.15)	(0.05)	(0.20)

PROSPECTUS – INCOME FUND

INCOME FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2017	$2.86	7.33	0.78		0.89		3.03		$918,917	205
11/30/2016	2.76	6.06	0.78		0.90		3.56		907,733	192
11/30/2015	2.71	(2.46)	0.78		0.90		3.69		1,017,019	163
11/30/2014	2.92	8.36	0.78		0.88		3.80		1,152,324	212
11/30/2013	2.87	0.82	0.78		0.88		3.88		1,062,485	272
Class B
11/30/2017	2.87	6.46	1.59		1.70		2.25		1,049	205
11/30/2016	2.77	5.60	1.58		1.70		2.80		3,821	192
11/30/2015	2.71	(3.23)	1.58		1.70		2.90		5,725	163
11/30/2014	2.92	7.50	1.58		1.68		3.02		8,511	212
11/30/2013	2.87	0.02	1.58		1.68		3.09		10,691	272
Class C
11/30/2017	2.87	6.28	1.40		1.51		2.42		230,293	205
11/30/2016	2.78	5.77	1.41		1.53		2.94		253,848	192
11/30/2015	2.72	(3.05)	1.42		1.54		3.06		282,552	163
11/30/2014	2.93	7.65	1.43		1.53		3.16		316,854	212
11/30/2013	2.88	0.14	1.46		1.56		3.20		323,028	272
Class F
11/30/2017	2.86	7.43	0.68		0.79		3.10		454,740	205
11/30/2016	2.76	6.16	0.68		0.80		3.64		413,167	192
11/30/2015	2.71	(2.37)	0.68		0.80		3.78		447,867	163
11/30/2014	2.92	8.46	0.68		0.78		3.86		437,545	212
11/30/2013	2.87	0.92	0.68		0.78		3.97		288,858	272
Class F3
4/4/2017 to 11/30/2017(c)	2.86	3.99 (e)	0.46	(f)	0.60	(f)	3.25	(f)	274,355	205
Class I
11/30/2017	2.86	7.54	0.58		0.69		3.22		166,989	205
11/30/2016	2.76	6.27	0.58		0.70		3.75		92,523	192
11/30/2015	2.71	(2.27)	0.58		0.70		3.88		107,266	163
11/30/2014	2.92	8.57	0.58		0.68		3.98		132,086	212
11/30/2013	2.87	1.02	0.58		0.68		4.08		89,227	272

PROSPECTUS – INCOME FUND

INCOME FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R2
11/30/2017	$2.79	$0.08	$0.10	$0.18	$(0.09)	$–	$(0.09)
11/30/2016	2.73	0.09	0.07	0.16	(0.10)	–	(0.10)
11/30/2015	2.95	0.09	(0.18)	(0.09)	(0.12)	(0.01)	(0.13)
11/30/2014	2.90	0.10	0.12	0.22	(0.13)	(0.04)	(0.17)
11/30/2013	3.07	0.10	(0.09)	0.01	(0.13)	(0.05)	(0.18)
Class R3
11/30/2017	2.77	0.08	0.11	0.19	(0.09)	–	(0.09)
11/30/2016	2.72	0.09	0.06	0.15	(0.10)	–	(0.10)
11/30/2015	2.93	0.10	(0.18)	(0.08)	(0.12)	(0.01)	(0.13)
11/30/2014	2.88	0.10	0.12	0.22	(0.13)	(0.04)	(0.17)
11/30/2013	3.05	0.11	(0.09)	0.02	(0.14)	(0.05)	(0.19)
Class R4
11/30/2017	2.77	0.08	0.11	0.19	(0.10)	–	(0.10)
11/30/2016	2.71	0.09	0.08	0.17	(0.11)	–	(0.11)
6/30/2015 to 11/30/2015(d)	2.81	0.04	(0.09)	(0.05)	(0.05)	–	(0.05)
Class R5
11/30/2017	2.76	0.09	0.12	0.21	(0.11)	–	(0.11)
11/30/2016	2.71	0.10	0.07	0.17	(0.12)	–	(0.12)
6/30/2015 to 11/30/2015(d)	2.81	0.05	(0.10)	(0.05)	(0.05)	–	(0.05)
Class R6
11/30/2017	2.76	0.09	0.12	0.21	(0.11)	–	(0.11)
11/30/2016	2.71	0.11	0.06	0.17	(0.12)	–	(0.12)
6/30/2015 to 11/30/2015(d)	2.81	0.05	(0.09)	(0.04)	(0.06)	–	(0.06)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on April 4, 2017.
(d)	Commenced on June 30, 2015.
(e)	Not annualized.
(f)	Annualized.

PROSPECTUS – INCOME FUND

INCOME FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R2
11/30/2017	$2.88	6.49		1.18		1.29		2.64		$2,008	205
11/30/2016	2.79	5.99		1.19		1.31		3.23		2,202	192
11/30/2015	2.73	(3.13)		1.18		1.30		3.30		4,562	163
11/30/2014	2.95	7.90		1.18		1.28		3.39		4,704	212
11/30/2013	2.90	0.47		1.18		1.28		3.49		2,831	272
Class R3
11/30/2017	2.87	7.00		1.08		1.19		2.74		53,025	205
11/30/2016	2.77	5.73		1.08		1.20		3.27		54,918	192
11/30/2015	2.72	(2.73)		1.08		1.20		3.40		60,809	163
11/30/2014	2.93	8.04		1.08		1.18		3.49		50,081	212
11/30/2013	2.88	0.55		1.08		1.18		3.61		29,622	272
Class R4
11/30/2017	2.86	6.89		0.83		0.94		2.98		3,117	205
11/30/2016	2.77	6.39		0.83		0.94		3.25		1,459	192
6/30/2015 to 11/30/2015(d)	2.71	(1.75	)(e)	0.84	(f)	0.97	(f)	3.72	(f)	10	163
Class R5
11/30/2017	2.86	7.55		0.57		0.70		3.21		15,926	205
11/30/2016	2.76	6.28		0.58		0.69		3.51		198	192
6/30/2015 to 11/30/2015(d)	2.71	(1.64	)(e)	0.58	(f)	0.71	(f)	3.98	(f)	10	163
Class R6
11/30/2017	2.86	7.66		0.47		0.59		3.31		19,714	205
11/30/2016	2.76	6.38		0.47		0.59		3.90		3,457	192
6/30/2015 to 11/30/2015(d)	2.71	(1.60	)(e)	0.47	(f)	0.63	(f)	4.14	(f)	5,098	163

PROSPECTUS – INCOME FUND

INFLATION FOCUSED FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income

Class A
11/30/2017	$12.18	$0.24	$(0.09)	$0.15	$(0.45)
11/30/2016	12.27	0.29	0.14	0.43	(0.52)
11/30/2015	13.33	0.28	(0.82)	(0.54)	(0.52)
11/30/2014	14.18	0.29	(0.63)	(0.34)	(0.51)
11/30/2013	14.92	0.27	(0.51)	(0.24)	(0.50)
Class C
11/30/2017	12.20	0.16	(0.08)	0.08	(0.38)
11/30/2016	12.29	0.22	0.14	0.36	(0.45)
11/30/2015	13.35	0.20	(0.82)	(0.62)	(0.44)
11/30/2014	14.21	0.19	(0.63)	(0.44)	(0.42)
11/30/2013	14.94	0.16	(0.49)	(0.33)	(0.40)
Class F
11/30/2017	12.19	0.25	(0.09)	0.16	(0.46)
11/30/2016	12.28	0.30	0.14	0.44	(0.53)
11/30/2015	13.34	0.29	(0.82)	(0.53)	(0.53)
11/30/2014	14.20	0.30	(0.63)	(0.33)	(0.53)
11/30/2013	14.93	0.29	(0.50)	(0.21)	(0.52)
Class F3
4/4/2017 to 11/30/2017(c)	12.17	0.19	(0.15)	0.04	(0.33)
Class I
11/30/2017	12.18	0.26	(0.07)	0.19	(0.48)
11/30/2016	12.27	0.30	0.15	0.45	(0.54)
11/30/2015	13.33	0.30	(0.82)	(0.52)	(0.54)
11/30/2014	14.18	0.31	(0.62)	(0.31)	(0.54)
11/30/2013	14.92	0.30	(0.51)	(0.21)	(0.53)
Class R2
11/30/2017	12.17	0.19	(0.09)	0.10	(0.40)
11/30/2016	12.26	0.24	0.14	0.38	(0.47)
11/30/2015	13.32	0.23	(0.82)	(0.59)	(0.47)
11/30/2014	14.18	0.24	(0.64)	(0.40)	(0.46)
11/30/2013	14.92	0.22	(0.51)	(0.29)	(0.45)

PROSPECTUS – INFLATION FOCUSED FUND

INFLATION FOCUSED FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2017	$11.88	1.27	0.75		0.81		1.98		$179,371	64
11/30/2016	12.18	3.69	0.75		0.92		2.41		276,490	79
11/30/2015	12.27	(4.13)	0.75		0.96		2.19		359,137	62
11/30/2014	13.33	(2.47)	0.75		0.83		2.04		438,684	79
11/30/2013	14.18	(1.60)	0.75		0.78		1.87		460,665	76
Class C
11/30/2017	11.90	0.63	1.39		1.45		1.32		47,475	64
11/30/2016	12.20	3.06	1.37		1.54		1.81		45,158	79
11/30/2015	12.29	(4.71)	1.38		1.59		1.57		63,659	62
11/30/2014	13.35	(3.20)	1.45		1.54		1.36		100,136	79
11/30/2013	14.21	(2.27)	1.50		1.53		1.12		139,952	76
Class F
11/30/2017	11.89	1.36	0.65		0.70		2.04		328,360	64
11/30/2016	12.19	3.79	0.65		0.81		2.49		187,277	79
11/30/2015	12.28	(4.03)	0.65		0.86		2.28		152,173	62
11/30/2014	13.34	(2.44)	0.65		0.75		2.15		324,163	79
11/30/2013	14.20	(1.44)	0.65		0.68		1.96		264,244	76
Class F3
4/4/2017 to 11/30/2017(c)	11.88	0.33 (e)	0.38	(f)	0.53	(f)	2.47	(f)	13,427	64
Class I
11/30/2017	11.89	1.47	0.55		0.60		2.17		511,535	64
11/30/2016	12.18	3.98	0.55		0.69		2.56		349,882	79
11/30/2015	12.27	(3.94)	0.55		0.77		2.38		144,557	62
11/30/2014	13.33	(2.27)	0.55		0.64		2.25		84,472	79
11/30/2013	14.18	(1.42)	0.55		0.59		2.08		62,716	76
Class R2
11/30/2017	11.87	0.87	1.15		1.20		1.55		286	64
11/30/2016	12.17	3.28	1.15		1.32		2.02		191	79
11/30/2015	12.26	(4.51)	1.15		1.36		1.79		345	62
11/30/2014	13.32	(2.92)	1.15		1.25		1.68		319	79
11/30/2013	14.18	(1.98)	1.13		1.18		1.55		194	76

PROSPECTUS – INFLATION FOCUSED FUND

INFLATION FOCUSED FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income

Class R3
11/30/2017	$12.18	$0.20	$(0.08)	$0.12	$(0.42)
11/30/2016	12.27	0.25	0.14	0.39	(0.48)
11/30/2015	13.33	0.24	(0.82)	(0.58)	(0.48)
11/30/2014	14.18	0.25	(0.63)	(0.38)	(0.47)
11/30/2013	14.92	0.23	(0.51)	(0.28)	(0.46)
Class R4
11/30/2017	12.18	0.24	(0.09)	0.15	(0.45)
11/30/2016	12.27	0.27	0.15	0.42	(0.51)
6/30/2015 to 11/30/2015(d)	12.87	0.11	(0.50)	(0.39)	(0.21)
Class R5
11/30/2017	12.18	0.26	(0.08)	0.18	(0.48)
11/30/2016	12.27	0.31	0.14	0.45	(0.54)
6/30/2015 to 11/30/2015(d)	12.87	0.12	(0.50)	(0.38)	(0.22)
Class R6
11/30/2017	12.18	0.28	(0.08)	0.20	(0.50)
11/30/2016	12.27	0.33	0.14	0.47	(0.56)
6/30/2015 to 11/30/2015(d)	12.87	0.13	(0.50)	(0.37)	(0.23)
Class T
7/28/2017 to 11/30/2017(g)	11.93	0.09	0.01	0.10	(0.15)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for Classes A, C and T does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on April 4, 2017.
(d)	Commenced on June 30, 2015.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on July 28, 2017.

PROSPECTUS – INFLATION FOCUSED FUND

INFLATION FOCUSED FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R3
11/30/2017	$11.88	0.97		1.05		1.11		1.65		$175	64
11/30/2016	12.18	3.39		1.05		1.21		2.13		283	79
11/30/2015	12.27	(4.41)		1.05		1.26		1.90		278	62
11/30/2014	13.33	(2.75)		1.05		1.15		1.78		202	79
11/30/2013	14.18	(1.89)		1.04		1.09		1.62		108	76
Class R4
11/30/2017	11.88	1.22		0.80		0.84		2.05		735	64
11/30/2016	12.18	3.63		0.78		0.91		2.23		110	79
6/30/2015 to 11/30/2015(d)	12.27	(3.02	)(e)	0.81	(f)	1.06	(f)	2.11	(f)	10	62
Class R5
11/30/2017	11.88	1.48		0.55		0.59		2.19		33	64
11/30/2016	12.18	3.89		0.55		0.68		2.59		10	79
6/30/2015 to 11/30/2015(d)	12.27	(2.92	)(e)	0.55	(f)	0.81	(f)	2.38	(f)	10	62
Class R6
11/30/2017	11.88	1.67		0.37		0.52		2.37		33,747	64
11/30/2016	12.18	4.09		0.37		0.52		2.78		10	79
6/30/2015 to 11/30/2015(d)	12.27	(2.87	)(e)	0.43	(f)	0.55	(f)	2.50	(f)	10	62
Class T
7/28/2017 to 11/30/2017(g)	11.88	0.86	(e)	0.77	(f)	0.77	(f)	2.13	(f)	10	64

PROSPECTUS – INFLATION FOCUSED FUND

SHORT DURATION CORE BOND FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income	Net realized and unrealized loss(a)	Total from investment operations	Net investment income

Class A
4/19/2017 to 11/30/2017(e)	$10.00	$0.09	$(0.02)	$0.07	$(0.15)
Class C
4/19/2017 to 11/30/2017(e)	10.00	0.04	(0.02)	0.02	(0.10)
Class F
4/19/2017 to 11/30/2017(e)	10.00	0.09	(0.01)	0.08	(0.16)
Class F3
4/19/2017 to 11/30/2017(e)	10.00	0.11	(0.02)	0.09	(0.17)
Class I
4/19/2017 to 11/30/2017(e)	10.00	0.10	(0.02)	0.08	(0.16)
Class R2
4/19/2017 to 11/30/2017(e)	10.00	0.06	(0.01)	0.05	(0.13)
Class R3
4/19/2017 to 11/30/2017(e)	10.00	0.07	(0.02)	0.05	(0.13)
Class R4
4/19/2017 to 11/30/2017(e)	10.00	0.08	(0.01)	0.07	(0.15)
Class R5
4/19/2017 to 11/30/2017(e)	10.00	0.10	(0.02)	0.08	(0.16)
Class R6
4/19/2017 to 11/30/2017(e)	10.00	0.11	(0.02)	0.09	(0.17)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Not annualized.
(d)	Annualized.
(e)	Commenced on April 19, 2017.

PROSPECTUS – SHORT DURATION CORE BOND FUND

SHORT DURATION CORE BOND FUND

Financial Highlights (concluded)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return(b)(c) (%)	Total expenses after waivers and/or reimbursements(d) (%)	Total expenses(d) (%)	Net investment income(d) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
4/19/2017 to 11/30/2017(e)	$9.92	0.70	0.60	3.42	1.43	$1,775	216
Class C
4/19/2017 to 11/30/2017(e)	9.92	0.22	1.37	4.11	0.70	806	216
Class F
4/19/2017 to 11/30/2017(e)	9.92	0.77	0.50	3.37	1.52	1,894	216
Class F3
4/19/2017 to 11/30/2017(e)	9.92	0.89	0.30	3.25	1.71	1,513	216
Class I
4/19/2017 to 11/30/2017(e)	9.92	0.83	0.40	3.35	1.61	50	216
Class R2
4/19/2017 to 11/30/2017(e)	9.92	0.47	1.00	3.94	1.00	25	216
Class R3
4/19/2017 to 11/30/2017(e)	9.92	0.53	0.90	3.84	1.09	25	216
Class R4
4/19/2017 to 11/30/2017(e)	9.92	0.68	0.65	3.56	1.35	25	216
Class R5
4/19/2017 to 11/30/2017(e)	9.92	0.83	0.40	3.34	1.60	25	216
Class R6
4/19/2017 to 11/30/2017(e)	9.92	0.89	0.30	3.25	1.71	1,513	216

PROSPECTUS – SHORT DURATION CORE BOND FUND

SHORT DURATION INCOME FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain		Total distributions

Class A
11/30/2017	$4.31	$0.09	$0.02	$0.11	$(0.16)	$–		$(0.16)
11/30/2016	4.35	0.11	0.02	0.13	(0.17)	–		(0.17)
11/30/2015	4.50	0.10	(0.08)	0.02	(0.17)	–		(0.17)
11/30/2014	4.57	0.10	0.01	0.11	(0.17)	(0.01)		(0.18)
11/30/2013	4.65	0.11	(0.02)	0.09	(0.17)	–	(c)	(0.17)
Class B
11/30/2017	4.32	0.06	–	0.06	(0.12)	–		(0.12)
11/30/2016	4.36	0.07	0.03	0.10	(0.14)	–		(0.14)
11/30/2015	4.50	0.07	(0.07)	–	(0.14)	–		(0.14)
11/30/2014	4.58	0.07	(0.01)	0.06	(0.13)	(0.01)		(0.14)
11/30/2013	4.65	0.07	(0.01)	0.06	(0.13)	–	(c)	(0.13)
Class C
11/30/2017	4.34	0.07	0.01	0.08	(0.13)	–		(0.13)
11/30/2016	4.38	0.08	0.02	0.10	(0.14)	–		(0.14)
11/30/2015	4.53	0.07	(0.08)	(0.01)	(0.14)	–		(0.14)
11/30/2014	4.60	0.07	0.01	0.08	(0.14)	(0.01)		(0.15)
11/30/2013	4.67	0.07	– (c)	0.07	(0.14)	–	(c)	(0.14)
Class F
11/30/2017	4.31	0.10	0.01	0.11	(0.16)	–		(0.16)
11/30/2016	4.35	0.11	0.02	0.13	(0.17)	–		(0.17)
11/30/2015	4.50	0.11	(0.08)	0.03	(0.18)	–		(0.18)
11/30/2014	4.57	0.11	–	0.11	(0.17)	(0.01)		(0.18)
11/30/2013	4.64	0.11	(0.01)	0.10	(0.17)	–	(c)	(0.17)
Class F3
4/4/2017 to 11/30/2017(d)	4.30	0.07	–	0.07	(0.11)	–		(0.11)
Class I
11/30/2017	4.31	0.10	0.01	0.11	(0.17)	–		(0.17)
11/30/2016	4.35	0.12	0.02	0.14	(0.18)	–		(0.18)
11/30/2015	4.50	0.11	(0.08)	0.03	(0.18)	–		(0.18)
11/30/2014	4.57	0.11	0.01	0.12	(0.18)	(0.01)		(0.19)
11/30/2013	4.64	0.11	– (c)	0.11	(0.18)	–	(c)	(0.18)

PROSPECTUS – SHORT DURATION INCOME FUND

SHORT DURATION INCOME FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:				Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2017	$4.26	2.55	0.59		2.19		$10,697,423	67
11/30/2016	4.31	3.06	0.60		2.49		11,099,295	50
11/30/2015	4.35	0.46	0.60		2.29		11,609,287	59
11/30/2014	4.50	2.30	0.59		2.23		13,157,575	60
11/30/2013	4.57	1.98	0.58		2.29		13,290,303	71
Class B
11/30/2017	4.26	1.50	1.39		1.37		4,228	67
11/30/2016	4.32	2.25	1.40		1.71		13,462	50
11/30/2015	4.36	(0.10)	1.40		1.50		18,795	59
11/30/2014	4.50	1.27	1.39		1.45		25,984	60
11/30/2013	4.58	1.40	1.38		1.51		31,667	71
Class C
11/30/2017	4.29	1.91	1.23		1.55		6,129,077	67
11/30/2016	4.34	2.42	1.23		1.86		6,759,399	50
11/30/2015	4.38	(0.16)	1.25		1.65		7,143,036	59
11/30/2014	4.53	1.63	1.26		1.57		8,058,228	60
11/30/2013	4.60	1.51	1.27		1.60		8,127,184	71
Class F
11/30/2017	4.26	2.65	0.49		2.28		14,906,190	67
11/30/2016	4.31	3.15	0.50		2.58		12,884,113	50
11/30/2015	4.35	0.57	0.50		2.39		11,321,563	59
11/30/2014	4.50	2.40	0.49		2.33		12,099,079	60
11/30/2013	4.57	2.30	0.48		2.38		9,140,966	71
Class F3
4/4/2017 to 11/30/2017(d)	4.26	1.62 (f)	0.33	(g)	2.55	(g)	2,914,992	67
Class I
11/30/2017	4.25	2.51	0.39		2.37		7,091,069	67
11/30/2016	4.31	3.26	0.39		2.68		5,771,458	50
11/30/2015	4.35	0.66	0.40		2.48		4,487,861	59
11/30/2014	4.50	2.50	0.39		2.42		4,461,188	60
11/30/2013	4.57	2.40	0.39		2.47		3,341,231	71

PROSPECTUS – SHORT DURATION INCOME FUND

SHORT DURATION INCOME FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain		Total distributions

Class R2
11/30/2017	$4.31	$0.08	$0.01	$0.09	$(0.14)	$–		$(0.14)
11/30/2016	4.35	0.09	0.02	0.11	(0.15)	–		(0.15)
11/30/2015	4.50	0.08	(0.08)	–	(0.15)	–		(0.15)
11/30/2014	4.58	0.08	–	0.08	(0.15)	(0.01)		(0.16)
11/30/2013	4.65	0.09	(0.01)	0.08	(0.15)	–	(c)	(0.15)
Class R3
11/30/2017	4.31	0.08	0.02	0.10	(0.15)	–		(0.15)
11/30/2016	4.35	0.10	0.02	0.12	(0.16)	–		(0.16)
11/30/2015	4.50	0.09	(0.08)	0.01	(0.16)	–		(0.16)
11/30/2014	4.58	0.09	(0.01)	0.08	(0.15)	(0.01)		(0.16)
11/30/2013	4.65	0.09	– (c)	0.09	(0.16)	–	(c)	(0.16)
Class R4
11/30/2017	4.32	0.09	0.02	0.11	(0.16)	–		(0.16)
11/30/2016	4.36	0.10	0.03	0.13	(0.17)	–		(0.17)
6/30/2015 to 11/30/2015(e)	4.44	0.04	(0.05)	(0.01)	(0.07)	–		(0.07)
Class R5
11/30/2017	4.30	0.10	0.02	0.12	(0.17)	–		(0.17)
11/30/2016	4.35	0.11	0.02	0.13	(0.18)	–		(0.18)
6/30/2015 to 11/30/2015(e)	4.43	0.05	(0.06)	(0.01)	(0.07)	–		(0.07)
Class R6
11/30/2017	4.31	0.11	0.01	0.12	(0.17)	–		(0.17)
11/30/2016	4.35	0.12	0.02	0.14	(0.18)	–		(0.18)
6/30/2015 to 11/30/2015(e)	4.43	0.05	(0.05)	–	(0.08)	–		(0.08)
Class T
7/28/2017 to 11/30/2017(h)	4.30	0.03	(0.02)	0.01	(0.05)	–		(0.05)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for classes A, B, C and T does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Amount less than $0.01.
(d)	Commenced on April 4, 2017.
(e)	Commenced on June 30, 2015.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced on July 28, 2017.

PROSPECTUS – SHORT DURATION INCOME FUND

SHORT DURATION INCOME FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:				Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R2
11/30/2017	$4.26	2.14		0.99		1.79		$27,492	67
11/30/2016	4.31	2.66		1.00		2.09		28,476	50
11/30/2015	4.35	0.07		1.00		1.90		21,602	59
11/30/2014	4.50	1.68		0.99		1.84		19,241	60
11/30/2013	4.58	1.81		0.98		1.90		13,412	71
Class R3
11/30/2017	4.26	2.25		0.89		1.90		311,784	67
11/30/2016	4.31	2.77		0.89		2.20		279,118	50
11/30/2015	4.35	0.17		0.90		2.00		214,469	59
11/30/2014	4.50	1.78		0.89		1.94		147,249	60
11/30/2013	4.58	1.91		0.88		2.00		107,003	71
Class R4
11/30/2017	4.27	2.50		0.64		2.15		76,006	67
11/30/2016	4.32	3.00		0.65		2.35		30,700	50
6/30/2015 to 11/30/2015(e)	4.36	(0.23	)(f)	0.64	(g)	2.40	(g)	197	59
Class R5
11/30/2017	4.25	2.76		0.39		2.39		24,140	67
11/30/2016	4.30	3.03		0.40		2.64		10,791	50
6/30/2015 to 11/30/2015(e)	4.35	(0.14	)(f)	0.40	(g)	2.46	(g)	118	59
Class R6
11/30/2017	4.26	2.82		0.33		2.46		289,557	67
11/30/2016	4.31	3.34		0.33		2.77		174,247	50
6/30/2015 to 11/30/2015(e)	4.35	(0.10	)(f)	0.35	(g)	2.57	(g)	223,498	59
Class T
7/28/2017 to 11/30/2017(h)	4.26	0.29	(f)	0.56	(g)	2.37	(g)	10	67

PROSPECTUS – SHORT DURATION INCOME FUND

TOTAL RETURN FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2017	$10.29	$0.22	$0.15	$0.37	$(0.27)	$(0.03)	$(0.30)
11/30/2016	10.29	0.23	0.08	0.31	(0.29)	(0.02)	(0.31)
11/30/2015	10.66	0.22	(0.23)	(0.01)	(0.30)	(0.06)	(0.36)
11/30/2014	10.36	0.22	0.40	0.62	(0.32)	–	(0.32)
11/30/2013	11.00	0.22	(0.31)	(0.09)	(0.32)	(0.23)	(0.55)
Class B
11/30/2017	10.27	0.13	0.15	0.28	(0.18)	(0.03)	(0.21)
11/30/2016	10.27	0.15	0.08	0.23	(0.21)	(0.02)	(0.23)
11/30/2015	10.65	0.14	(0.24)	(0.10)	(0.22)	(0.06)	(0.28)
11/30/2014	10.34	0.13	0.41	0.54	(0.23)	–	(0.23)
11/30/2013	10.98	0.14	(0.31)	(0.17)	(0.24)	(0.23)	(0.47)
Class C
11/30/2017	10.28	0.15	0.15	0.30	(0.20)	(0.03)	(0.23)
11/30/2016	10.28	0.16	0.08	0.24	(0.22)	(0.02)	(0.24)
11/30/2015	10.65	0.15	(0.23)	(0.08)	(0.23)	(0.06)	(0.29)
11/30/2014	10.35	0.15	0.40	0.55	(0.25)	–	(0.25)
11/30/2013	10.99	0.15	(0.31)	(0.16)	(0.25)	(0.23)	(0.48)
Class F
11/30/2017	10.29	0.23	0.15	0.38	(0.28)	(0.03)	(0.31)
11/30/2016	10.29	0.24	0.08	0.32	(0.30)	(0.02)	(0.32)
11/30/2015	10.66	0.23	(0.23)	–	(0.31)	(0.06)	(0.37)
11/30/2014	10.36	0.23	0.40	0.63	(0.33)	–	(0.33)
11/30/2013	10.99	0.23	(0.30)	(0.07)	(0.33)	(0.23)	(0.56)
Class F3
4/4/2017 to 11/30/2017(c)	10.33	0.18	0.05	0.23	(0.20)	–	(0.20)
Class I
11/30/2017	10.31	0.24	0.15	0.39	(0.29)	(0.03)	(0.32)
11/30/2016	10.31	0.25	0.08	0.33	(0.31)	(0.02)	(0.33)
11/30/2015	10.68	0.24	(0.23)	0.01	(0.32)	(0.06)	(0.38)
11/30/2014	10.38	0.24	0.40	0.64	(0.34)	–	(0.34)
11/30/2013	11.02	0.25	(0.32)	(0.07)	(0.34)	(0.23)	(0.57)

PROSPECTUS – TOTAL RETURN FUND

TOTAL RETURN FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2017	$10.36	3.65	0.68		0.80		2.11		$1,269,964	472
11/30/2016	10.29	3.02	0.68		0.81		2.19		1,341,883	443
11/30/2015	10.29	(0.12)	0.68		0.83		2.11		1,224,398	434
11/30/2014	10.66	6.02	0.82		0.84		2.06		928,445	466
11/30/2013	10.36	(0.81)	0.85		0.85		2.11		859,225	601
Class B
11/30/2017	10.34	2.82	1.49		1.60		1.29		1,762	472
11/30/2016	10.27	2.21	1.48		1.61		1.42		7,725	443
11/30/2015	10.27	(1.01)	1.48		1.63		1.30		11,462	434
11/30/2014	10.65	5.29	1.62		1.64		1.27		15,638	466
11/30/2013	10.34	(1.60)	1.65		1.65		1.32		19,112	601
Class C
11/30/2017	10.35	2.99	1.32		1.43		1.47		170,287	472
11/30/2016	10.28	2.36	1.33		1.46		1.55		210,158	443
11/30/2015	10.28	(0.77)	1.32		1.47		1.46		199,731	434
11/30/2014	10.65	5.36	1.44		1.47		1.43		177,975	466
11/30/2013	10.35	(1.46)	1.50		1.50		1.46		171,890	601
Class F
11/30/2017	10.36	3.74	0.58		0.69		2.18		901,918	472
11/30/2016	10.29	3.12	0.58		0.71		2.26		851,069	443
11/30/2015	10.29	(0.02)	0.58		0.73		2.20		548,514	434
11/30/2014	10.66	6.12	0.71		0.74		2.15		519,591	466
11/30/2013	10.36	(0.62)	0.75		0.75		2.21		339,551	601
Class F3
4/4/2017 to 11/30/2017(c)	10.36	2.22 (e)	0.35	(f)	0.48	(f)	2.58	(f)	581,363	472
Class I
11/30/2017	10.38	3.85	0.48		0.60		2.31		380,442	472
11/30/2016	10.31	3.23	0.48		0.61		2.40		299,530	443
11/30/2015	10.31	0.08	0.48		0.63		2.31		299,438	434
11/30/2014	10.68	6.22	0.60		0.64		2.25		193,343	466
11/30/2013	10.38	(0.60)	0.65		0.65		2.32		81,974	601

PROSPECTUS – TOTAL RETURN FUND

TOTAL RETURN FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class P
11/30/2017	$10.34	$0.19	$0.15	$0.34	$(0.24)	$(0.03)	$(0.27)
11/30/2016	10.34	0.20	0.09	0.29	(0.27)	(0.02)	(0.29)
11/30/2015	10.71	0.20	(0.24)	(0.04)	(0.27)	(0.06)	(0.33)
11/30/2014	10.40	0.19	0.41	0.60	(0.29)	–	(0.29)
11/30/2013	11.05	0.20	(0.32)	(0.12)	(0.30)	(0.23)	(0.53)
Class R2
11/30/2017	10.29	0.18	0.15	0.33	(0.23)	(0.03)	(0.26)
11/30/2016	10.29	0.19	0.08	0.27	(0.25)	(0.02)	(0.27)
11/30/2015	10.66	0.18	(0.23)	(0.05)	(0.26)	(0.06)	(0.32)
11/30/2014	10.36	0.18	0.39	0.57	(0.27)	–	(0.27)
11/30/2013	11.00	0.18	(0.31)	(0.13)	(0.28)	(0.23)	(0.51)
Class R3
11/30/2017	10.29	0.19	0.15	0.34	(0.24)	(0.03)	(0.27)
11/30/2016	10.29	0.20	0.08	0.28	(0.26)	(0.02)	(0.28)
11/30/2015	10.66	0.19	(0.23)	(0.04)	(0.27)	(0.06)	(0.33)
11/30/2014	10.35	0.19	0.40	0.59	(0.28)	–	(0.28)
11/30/2013	11.00	0.19	(0.32)	(0.13)	(0.29)	(0.23)	(0.52)
Class R4
11/30/2017	10.29	0.22	0.14	0.36	(0.26)	(0.03)	(0.29)
11/30/2016	10.29	0.21	0.10	0.31	(0.29)	(0.02)	(0.31)
6/30/2015 to 11/30/2015(d)	10.41	0.10	(0.10)	–	(0.12)	–	(0.12)
Class R5
11/30/2017	10.29	0.24	0.15	0.39	(0.29)	(0.03)	(0.32)
11/30/2016	10.30	0.24	0.08	0.32	(0.31)	(0.02)	(0.33)
6/30/2015 to 11/30/2015(d)	10.43	0.10	(0.10)	–	(0.13)	–	(0.13)
Class R6
11/30/2017	10.30	0.25	0.15	0.40	(0.30)	(0.03)	(0.33)
11/30/2016	10.30	0.26	0.09	0.35	(0.33)	(0.02)	(0.35)
6/30/2015 to 11/30/2015(d)	10.43	0.12	(0.11)	0.01	(0.14)	–	(0.14)
Class T
7/28/2017 to 11/30/2017(g)	10.41	0.08	(0.04)	0.04	(0.09)	–	(0.09)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for classes A, B, C and T does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on April 4, 2017.
(d)	Commenced on June 30, 2015.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on July 28, 2017.

PROSPECTUS – TOTAL RETURN FUND

TOTAL RETURN FUND

Financial Highlights (concluded)

			Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class P
11/30/2017	$10.41	3.38	0.93		1.05		1.85		$650	472
11/30/2016	10.34	2.76	0.93		1.06		1.94		983	443
11/30/2015	10.34	(0.35)	0.93		1.08		1.86		2,754	434
11/30/2014	10.71	5.84	1.07		1.09		1.81		2,954	466
11/30/2013	10.40	(1.13)	1.10		1.10		1.86		3,077	601
Class R2
11/30/2017	10.36	3.24	1.08		1.20		1.69		8,150	472
11/30/2016	10.29	2.62	1.08		1.21		1.79		7,419	443
11/30/2015	10.29	(0.52)	1.08		1.23		1.72		6,070	434
11/30/2014	10.66	5.60	1.21		1.24		1.66		3,985	466
11/30/2013	10.36	(1.20)	1.25		1.25		1.72		3,136	601
Class R3
11/30/2017	10.36	3.34	0.98		1.09		1.79		133,227	472
11/30/2016	10.29	2.72	0.98		1.11		1.90		137,112	443
11/30/2015	10.29	(0.41)	0.97		1.13		1.83		130,149	434
11/30/2014	10.66	5.81	1.11		1.14		1.77		67,975	466
11/30/2013	10.35	(1.20)	1.15		1.15		1.82		54,287	601
Class R4
11/30/2017	10.36	3.60	0.73		0.84		2.05		68,972	472
11/30/2016	10.29	2.98	0.73		0.86		2.03		25,290	443
6/30/2015 to 11/30/2015(d)	10.29	0.03 (e)	0.68	(f)	0.89	(f)	2.33	(f)	986	434
Class R5
11/30/2017	10.36	3.87	0.48		0.60		2.32		91,931	472
11/30/2016	10.29	3.01	0.48		0.62		2.27		10,707	443
6/30/2015 to 11/30/2015(d)	10.30	0.13 (e)	0.47	(f)	0.63	(f)	2.36	(f)	20	434
Class R6
11/30/2017	10.37	3.98	0.36		0.48		2.45		161,412	472
11/30/2016	10.30	3.35	0.36		0.49		2.47		63,662	443
6/30/2015 to 11/30/2015(d)	10.30	0.09 (e)	0.34	(f)	0.51	(f)	2.69	(f)	7,867	434
Class T
7/28/2017 to 11/30/2017(g)	10.36	0.37 (e)	0.70	(f)	0.70	(f)	2.14	(f)	10	472

PROSPECTUS – TOTAL RETURN FUND

APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE
REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For sales charge reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such reductions or waivers. Please see the section of the prospectus titled “Information for Managing Your Account – Sales Charge Reductions and Waivers” for more information regarding sales charge reductions and waivers available for different classes.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge reductions and waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers), which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Merrill Lynch
•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

APPENDIX

A-1

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Class A, B, and C Shares Available at Merrill Lynch
•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-End Sales Charge Reductions Available at Merrill Lynch: Breakpoints, Rights of Accumulation, and Letters of Intent
•	Breakpoints as described in this prospectus
•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

APPENDIX

A-2

MORGAN STANLEY

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

AMERIPRISE

Class A Share Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

APPENDIX

A-3

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

APPENDIX

A-4

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

APPENDIX

A-5

APPENDIX B: UNDERLYING FUNDS OF THE FUNDS-OF-FUNDS

Each Fund-of-Fund may invest in the separate underlying funds shown below, each with its own investment objective and policies, as well as in any other underlying fund, whether now existing or created in the future. Each Fund may change the amounts allocated to any or all of the underlying funds in which it may invest at any time without prior shareholder approval or notice. The underlying funds currently consist of:

•	Lord Abbett AMT Free Municipal Bond Fund (“AMT Free Municipal Bond Fund”)
•	Lord Abbett Affiliated Fund (“Affiliated Fund”)
•	Lord Abbett Bond Debenture Fund (“Bond Debenture Fund”)
•	Lord Abbett Calibrated Dividend Growth Fund (“Calibrated Dividend Growth Fund”)
•	Lord Abbett Calibrated Large Cap Value Fund (“Calibrated Large Cap Value Fund”)
•	Lord Abbett Calibrated Mid Cap Value Fund (“Calibrated Mid Cap Value Fund”)
•	Lord Abbett Convertible Fund (“Convertible Fund”)
•	Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”)
•	Lord Abbett Core Plus Bond Fund (“Core Plus Bond Fund”)
•	Lord Abbett Corporate Bond Fund (“Corporate Bond Fund”)
•	Lord Abbett Developing Growth Fund (“Developing Growth Fund”)
•	Lord Abbett Emerging Markets Corporate Debt Fund (“Emerging Markets Corporate Debt Fund”)
•	Lord Abbett Emerging Markets Currency Fund (“Emerging Markets Currency Fund”)

•	Lord Abbett Floating Rate Fund (“Floating Rate Fund”)
•	Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)
•	Lord Abbett Global Core Equity Fund (“Global Core Equity Fund”)
•	Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)
•	Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”)

APPENDIX

•	Lord Abbett High Yield Fund (“High Yield Fund”)
•	Lord Abbett High Yield Municipal Bond Fund (“High Yield Municipal Bond Fund”)
•	Lord Abbett Income Fund (“Income Fund”)
•	Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)
•	Lord Abbett Intermediate Tax Free Fund (“Intermediate Tax Free Fund”)

•	Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”)

•	Lord Abbett International Equity Fund (“International Equity Fund”)

•	Lord Abbett International Opportunities Fund (“International Opportunities Fund”)
•	Lord Abbett Micro Cap Growth Fund (“Micro Cap Growth Fund”)
•	Lord Abbett Micro Cap Value Fund (“Micro Cap Value Fund”)
•	Lord Abbett Mid Cap Stock Fund (“Mid Cap Stock Fund”)
•	Lord Abbett National Tax Free Fund (“National Tax Free Fund”)
•	Lord Abbett Short Duration Core Bond Fund (“Short Duration Core Bond Fund”)
•	Lord Abbett Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield Municipal Bond Fund”)
•	Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)
•	Lord Abbett Short Duration Tax Free Fund (“Short Duration Tax Free Fund”)
•	Lord Abbett Small Cap Value Fund (“Small Cap Value Fund”)
•	Lord Abbett Total Return Fund (“Total Return Fund”)
•	Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund (“U.S. Government & GSE Money Market Fund”)
•	Lord Abbett Ultra Short Bond Fund (“Ultra Short Bond Fund”)
•	Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)

The following is a concise description of the investment objectives and practices of each underlying fund in which each Fund may invest. No offer is made in this prospectus of the shares of the underlying funds. More information about each

APPENDIX

underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor at 888-522-2388 or visit our website at www.lordabbett.com.

AMT Free Municipal Bond Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing primarily in investment grade municipal bonds with select exposure to lower-rated municipal bonds. As a non-fundamental policy, will not invest in municipal bonds that pay interest that is subject to the federal alternative minimum tax (“AMT”).

Affiliated Fund

Seeks long-term growth and current income by investing in undervalued, dividend-paying equity securities of large companies.

Bond Debenture Fund

Seeks high current income and the opportunity for capital appreciation by investing primarily in U.S. high yield and investment grade corporate, government, and mortgage- and asset-backed securities, as well as to a lesser extent in convertible securities, senior loans and equity securities.

Calibrated Dividend Growth Fund

Seeks total return by investing principally in undervalued large and mid-sized companies with a history of growing dividends. Uses fundamental research and quantitative analysis.

Calibrated Large Cap Value Fund

Seeks total return by investing principally in undervalued large, established U.S. and foreign companies. Uses fundamental research and quantitative analysis.

Calibrated Mid Cap Value Fund

Seeks total return by investing principally in undervalued mid-sized U.S. and foreign companies. Uses fundamental research and quantitative analysis.

Convertible Fund

Seeks current income and the opportunity for capital appreciation to produce a high total return by investing in convertible securities that are believed to be undervalued.

APPENDIX

Core Fixed Income Fund

Seeks current income generation and the opportunity for capital appreciation by investing in U.S. investment grade corporate, government, and mortgage- and asset-backed securities.

Core Plus Bond Fund

Seeks income and capital appreciation by investing in by investing primarily in investment grade corporate, U.S. Government, and mortgage- and asset-backed securities. May invest up to 35% of its net assets in high yield debt securities.

Corporate Bond Fund

Seeks current income by investing in U.S. and non-U.S. investment grade corporate debt securities.

Developing Growth Fund

Seeks long-term growth by investing in U.S. small cap growth stocks. Focuses on well-run small companies that have above-average earnings growth and are gaining market share in their respective industries.

Emerging Markets Corporate Debt Fund

Seeks total return by investing primarily in emerging market corporate debt securities.

Emerging Markets Currency Fund

Seeks high total return by investing in forward currency contracts and corporate and government bonds of issuers located in developing markets. Focuses on the developing markets of Asia, Africa, the Middle East, Latin America, and Europe.

Floating Rate Fund

Seeks a high level of current income by investing in a variety of below investment grade loans. Emphasizes floating or adjustable rate instruments and other instruments that effectively enable the Fund to achieve a floating rate of income.

APPENDIX

Fundamental Equity Fund

Seeks long-term growth of capital by investing in the common stocks of a wide range of U.S. and multinational companies that are believed to be undervalued. Maintains the majority of its investments in the stocks of large cap companies.

Global Core Equity Fund

Seeks capital appreciation by investing in equity securities of global companies across all market capitalizations that are believed to be undervalued. Uses fundamental research and quantitative analysis.

Growth Leaders Fund

Seeks capital appreciation by investing in equity securities of U.S. and foreign companies demonstrating above-average, long-term growth potential in all market capitalization ranges.

Growth Opportunities Fund

Seeks long-term growth by investing in U.S. mid cap growth companies. Focuses on mid-sized companies with above-average earnings growth that are gaining market share.

High Yield Fund

Seeks current income generation and the opportunity for capital appreciation by investing in high yield corporate bonds. Aims to capitalize on the substantial yield advantage that lower-rated corporate debt securities potentially provide.

High Yield Municipal Bond Fund

Seeks a high level of income exempt from federal income tax by investing in lower-rated municipal bonds.

Income Fund

Seeks a high level of income by investing in a wide range of fixed income securities with an emphasis on high quality securities. Emphasizes investment grade corporate bonds, U.S. Government securities, and mortgage- and asset-backed securities, with select exposure to high yield and emerging market debt securities and currencies.

APPENDIX

Inflation Focused Fund

Seeks to provide investment returns that exceed the rate of inflation in the U.S. economy by investing in inflation-linked derivatives and inflation-indexed fixed income securities. Also seeks current income.

Intermediate Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing primarily in investment grade municipal bonds with select exposure to lower-rated municipal bonds.

International Dividend Income Fund

Seeks long-term capital growth and current income by investing in international stocks with high yields, sustainable dividends, and below-average valuations.

International Equity Fund

Seeks long-term capital appreciation by investing in foreign companies that are believed to be undervalued. Uses fundamental research and global sector research to identify potential investment opportunities.

International Opportunities Fund

Seeks a high level of total return by investing in small to medium sized foreign companies with improving fundamentals. Uses fundamental research and global sector research to identify potential investment opportunities.

Micro Cap Growth Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap companies that appear to have the potential for more rapid growth than the overall economy.

Micro Cap Value Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap company stocks trading at prices that do not reflect their potential worth and are therefore undervalued.

Mid Cap Stock Fund

Seeks long-term growth by investing in U.S. mid cap value stocks. Focuses on undervalued mid-sized companies with strong fundamentals and proven operating histories.

APPENDIX

National Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing in investment grade municipal bonds with select exposure to lower-rated municipal bonds.

Short Duration Core Bond Fund

Seeks current income consistent with preservation of capital by investing in various types of short duration investment grade debt securities.

Short Duration High Yield Municipal Bond Fund

Seeks a high level of income exempt from federal income tax by investing primarily in municipal bonds. Normally invests at least 50% of its net assets in municipal bonds rated below investment grade.

Short Duration Income Fund

Seeks a high level of current income consistent with preservation of capital, with potentially less interest rate sensitivity and volatility than funds that invest in longer duration bonds. Focuses on a variety of short duration investment grade and high yield debt securities, U.S. Government securities, and mortgage- and other asset-backed debt securities, with limited exposure to non-U.S. debt securities and senior loans.

Short Duration Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing primarily in short-duration investment grade municipal bonds with select exposure to lower-rated municipal bonds.

Small Cap Value Fund

Seeks long-term capital appreciation through investing in equity securities of U.S. small cap value companies. Focuses on undervalued small companies with attractive earnings prospects, proven operating experience, and seasoned management teams.

Total Return Fund

Seeks current income generation and the opportunity for capital appreciation by investing in a wide range of fixed income securities with an emphasis on high quality securities. Focuses on U.S. investment grade corporate, government, and mortgage- and asset-backed securities, with select exposure to high yield, emerging market, and convertible debt securities.

APPENDIX

U.S. Government & GSE Money Market Fund

Seeks to deliver current income and preservation of capital by investing primarily in short-term, liquid securities issued by the U.S. Government, its agencies, and its instrumentalities.

Ultra Short Bond Fund

Seeks current income consistent with the preservation of capital by investing in various types of short duration, high quality, investment grade fixed income securities.

Value Opportunities Fund

Seeks long-term growth by investing in U.S. small cap and mid cap value companies that are believed to be undervalued.

APPENDIX

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.

By mail. Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

Appendix A of this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed elsewhere in this prospectus and the related statement of additional information. More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Funds’ annual and semiannual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year. The reports are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Investment Trust
 Lord Abbett Multi-Asset Balanced Opportunity Fund
 Lord Abbett Multi-Asset Focused Growth Fund
 Lord Abbett Multi-Asset Growth Fund
 Lord Abbett Multi-Asset Income Fund
 Lord Abbett Convertible Fund
 Lord Abbett Core Fixed Income Fund
 Lord Abbett Core Plus Bond Fund
 Lord Abbett Corporate Bond Fund
 Lord Abbett High Yield Fund
 Lord Abbett Income Fund
 Lord Abbett Inflation Focused Fund
 Lord Abbett Short Duration Core Bond Fund
 Lord Abbett Short Duration Income Fund
 Lord Abbett Total Return Fund

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LAIT-I-1 (04/18)

Investment Company Act File Number: 811-07988

Lord Abbett Investment Trust

PROSPECTUS

APRIL 1, 2018

LORD ABBETT FLOATING RATE FUND	CLASS	TICKER	CLASS	TICKER
	A	LFRAX	R2	LFRRX
	B	N/A	R3	LRRRX
	C	LARCX	R4	LRRKX
	F	LFRFX	R5	LRRTX
	F3	LFROX	R6	LRRVX
	I	LFRIX	T	LFRTX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

MORE INFORMATION ABOUT THE FUND
	Investment Objective	15
	Principal Investment Strategies	15
	Principal Risks	19
	Additional Operational Risks	29
	Disclosure of Portfolio Holdings	32
	Management and Organization of the Fund	32

FINANCIAL INFORMATION
	Financial Highlights	74

APPENDIX A
	Intermediary-Specific Sales Charge Reductions and Waivers	A-1

FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 46 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	B	C	F, F3, I, R2, R3, R4, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	5.00%	1.00%(3)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	F3	I

Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

Distribution and Service (12b-1) Fees	0.20%	1.00%	0.85%(4)	0.10%	None	None

Other Expenses	0.14%	0.14%	0.14%	0.14%	0.08%	0.14%

Total Annual Fund Operating Expenses	0.79%	1.59%	1.44%	0.69%	0.53%	0.59%

PROSPECTUS – FLOATING RATE FUND

2

Annual Fund Operating Expenses (continued) (Expenses that you pay each year as a percentage of the value of your investment)

Class	R2	R3	R4	R5	R6	T

Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None	0.25%

Other Expenses	0.14%	0.14%	0.14%	0.14%	0.08%	0.14%

Total Annual Fund Operating Expenses	1.19%	1.09%	0.84%	0.59%	0.53%	0.84%(5)

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)

The 12b-1 fee the Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(5)	This amount has been updated from fiscal year amounts to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$304	$472	$654	$1,181	$304	$472	$654	$1,181

Class B Shares	$662	$802	$1,066	$1,674	$162	$502	$866	$1,674

Class C Shares	$247	$456	$787	$1,724	$147	$456	$787	$1,724

Class F Shares	$70	$221	$384	$859	$70	$221	$384	$859

Class F3 Shares	$54	$170	$296	$665	$54	$170	$296	$665

Class I Shares	$60	$189	$329	$738	$60	$189	$329	$738

Class R2 Shares	$121	$378	$654	$1,443	$121	$378	$654	$1,443

Class R3 Shares	$111	$347	$601	$1,329	$111	$347	$601	$1,329

Class R4 Shares	$86	$268	$466	$1,037	$86	$268	$466	$1,037

Class R5 Shares	$60	$189	$329	$738	$60	$189	$329	$738

Class R6 Shares	$54	$170	$296	$665	$54	$170	$296	$665

Class T Shares	$334	$511	$704	$1,261	$334	$511	$704	$1,261

PROSPECTUS – FLOATING RATE FUND

3

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate instruments and derivatives and other instruments that effectively enable the Fund to achieve a floating rate of income. The floating or adjustable rate instruments in which the Fund may invest include, but are not limited to:

•	senior secured or unsecured floating rate loans or debt;
•	second lien or other subordinated secured or unsecured floating rate loans or debt; and
•	floating-rate structured (or securitized) products, including collateralized loan obligations.

The other instruments that effectively enable the Fund to achieve a floating rate of income may include, but are not limited to:

•

fixed-rate loans or debt with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating or adjustable rate interest payments;

•	exchange-traded funds or notes that provide exposure to floating or adjustable rate loans or obligations; and
•	money market investment companies.

The Fund may invest in senior and subordinated loans or debt securities of any maturity or credit quality, including, without limitation, in those rated below investment grade by a rating agency or, if unrated, determined by Lord, Abbett & Co. LLC (“Lord Abbett”) to be of comparable quality. Below investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are speculative in nature.

The Fund may invest up to 20% of its net assets in other types of debt securities and short-term instruments, including corporate debt securities and repurchase agreements. For the purposes of this limitation, where the Fund has entered into a derivatives instrument or other transaction intended to effectively convert fixed-rate interest payments on a debt security into floating or adjustable rate

PROSPECTUS – FLOATING RATE FUND

4

interest payments, the value of the Fund’s investment in the fixed-rate debt security underlying the derivative instrument will not be counted towards this 20% limitation.

The Fund may invest in non-U.S. dollar-denominated loans or securities. The Fund may invest up to 25% of its total assets in loans and securities issued by issuers organized in a country outside of the U.S. or economically tied to a country outside of the U.S., including in emerging markets. The Fund will deem an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may invest in derivative instruments. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns; to attempt to hedge elements of its investment risk, on both a security- or portfolio-level basis; to manage portfolio duration; as a substitute for holding the underlying asset on which the derivative instrument is based; to effectively convert the fixed-rate interest payments of a debt security held by the Fund into floating or adjustable rate interest payments; or for cash management purposes.

The portfolio management team conducts fundamental research by analyzing industry and issuer specific data and performing quantitative and qualitative credit research. The Fund’s portfolio construction process is based on positioning across the credit quality spectrum, seeking to maximize favorable industries, and selecting loans with attractive structural features. The Fund attempts to reduce risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PROSPECTUS – FLOATING RATE FUND

5

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank

PROSPECTUS – FLOATING RATE FUND

6

monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Senior Loan Risk: The Fund’s investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune

PROSPECTUS – FLOATING RATE FUND

7

times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

PROSPECTUS – FLOATING RATE FUND

8

•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision,

PROSPECTUS – FLOATING RATE FUND

9

lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered generally riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop.

•

Collateralized Loan Obligations and Other Collateralized Obligations Risk: A collateralized loan obligation (“CLO”) is a type of structured product that issues securities collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans, and subordinate corporate loans. The underlying loans may be rated below investment grade by a rating agency. A CLO is not merely a conduit to a portfolio of loans; it is a pooled investment vehicle that may be actively managed by the collateral manager. Therefore, an investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk- reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

•

ETF Risk: Investments in ETFs are subject to a variety of risks, including the risks associated with a direct investment in the underlying securities that the ETF holds. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. As a result, the Fund and its shareholders, in effect, will absorb two levels of fees with respect to investments in ETFs.

PROSPECTUS – FLOATING RATE FUND

10

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for B shares because the Fund has not issued Class B shares. No performance is shown for Class F3 or T shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – FLOATING RATE FUND

11

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +11.57%	Worst Quarter 4th Q ’08 -17.64%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through

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tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	1.55%	3.64%	4.17%	–

After Taxes on Distributions	-0.38%	1.63%	2.12%	–

After Taxes on Distributions and Sale of Fund Shares	0.86%	1.84%	2.31%	–

Class C Shares	2.09%	3.46%	3.70%	–

Class F Shares	3.96%	4.22%	4.53%	–

Class I Shares	3.95%	4.33%	4.66%	–

Class R2 Shares	3.45%	3.72%	4.17%	–

Class R3 Shares	3.45%	3.82%	4.20%	–

Class R4 Shares	3.69%	–	–	4.39%	6/30/2015

Class R5 Shares	3.96%	–	–	4.66%	6/30/2015

Class R6 Shares	4.13%	–	–	4.72%	6/30/2015

Index

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	4.25%	4.33%	4.57%	4.23%	6/30/2015

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Jeffrey D. Lapin, Partner and Portfolio Manager	2012

Robert A. Lee, Partner and Chief Investment Officer	2013

Steven F. Rocco, Partner and Director of Taxable Fixed Income	2014

Kearney M. Posner, Portfolio Manager	2015

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PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

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TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, unless you are a tax-exempt investor or investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Any withdrawals from such a tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate instruments and derivatives and other instruments that effectively enable the Fund to achieve a floating rate of income. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy.

The floating or adjustable rate instruments in which the Fund may invest include, but are not limited to:

•	senior secured or unsecured floating rate loans or debt;
•	second lien or other subordinated secured or unsecured floating rate loans or debt; and
•	floating-rate structured (or securitized) products, including collateralized loan obligations.

The senior and second lien or other subordinated loans in which the Fund may invest include, but are not limited to, bridge loans, novations, assignments, participations, and revolving credit facility loans. The other instruments that effectively enable the Fund to achieve a floating rate of income may include, but are not limited to:

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•

fixed-rate loans or debt with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating or adjustable rate interest payments;

•	exchange-traded funds or notes that provide exposure to floating or adjustable rate loans or obligations; and
•	money market investment companies.

The Fund may invest in senior and subordinated loans or debt securities of any maturity or credit quality, including, without limitation, in those rated below investment grade by a rating agency or, if unrated, determined by Lord Abbett to be of comparable quality. Below investment grade securities are commonly referred to as “high-yield” or “junk” bonds and are speculative in nature.

The Fund may invest up to 20% of its net assets in other types of debt securities and short-term instruments, including corporate debt securities and repurchase agreements. For the purposes of this limitation, where the Fund has entered into a derivatives instrument or other transaction intended to effectively convert fixed-rate interest payments on a debt security into floating or adjustable rate interest payments, the value of the Fund’s investment in the fixed-rate debt security underlying the derivative instrument will not be counted towards this 20% limitation.

The Fund may invest in non-U.S. dollar-denominated loans or securities. The Fund may invest up to 25% of its total assets in loans and securities issued by issuers organized in a country outside of the U.S. or economically tied to a country outside of the U.S., including in emerging markets. The Fund will deem an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government or its agencies and instrumentalities.

The Fund may invest in derivative instruments. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns; to attempt to hedge elements of its investment risk, on both a security- or portfolio-level basis; to manage portfolio duration; as a substitute for holding the underlying asset on which the derivative instrument is based; to effectively convert the fixed-rate interest payments of a debt security held by the Fund into floating or adjustable rate interest payments; or for cash management purposes. The Fund may engage in derivative transactions on an exchange or in the OTC market. The Fund currently operates

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pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. The Fund may enter into such contracts for hedging purposes, to adjust the Fund’s portfolio duration, as a substitute for taking a position in any underlying asset or to increase returns. For example, the Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to hedge duration.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. The Fund may invest up to 10% of its net assets in positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, swaptions (options on swaps), credit default swaps and similar transactions. The Fund may enter into these swap

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transactions for hedging purposes, in an attempt to obtain a particular return when it is considered desirable to do so, to manage portfolio duration; as a substitute for holding the underlying asset on which the derivative instrument is based; to effectively convert the fixed-rate interest payments of a debt security held by the Fund into floating or adjustable rate interest payments; or for cash management purposes. For example, the Fund may enter into interest rate swaps in which it pays a fixed-rate of interest in exchange for payments based on variable interest rates. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

Portfolio management conducts fundamental research by analyzing industry and issuer specific data and performing quantitative and qualitative credit research. The Fund’s portfolio construction process is based on positioning across the credit quality spectrum, seeking to maximize favorable industries, and selecting loans with attractive structural features. Portfolio management determines the value of selected loans and determines whether they meet these criteria. The Fund attempts to reduce risk through portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in interest rates and economic conditions.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a

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temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Restrictions Relating to Other (Non-Principal) Investment Techniques. In addition to the principal investment strategies discussed above, the Fund may use other investment techniques in seeking to achieve its investment objective. The applicable investment restrictions associated with such other investment techniques are set forth below. Please see “Fund Investments” in Part I of the SAI and “Additional Information on Portfolio Investments, Risks, and Techniques” in Part II of the SAI for more information on these and the other investment techniques that may be used by the Fund.

Foreign Currency Options. The Fund may invest up to 10% of its net assets in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security is a security that, in the determination of the Fund, likely cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the amount at which it is currently valued by the Fund.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security at an agreed upon price on an agreed upon date. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that a Fund may reinvest the cash it receives in additional securities. The Fund’s investments in reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully

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evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

High-Yield Securities Risk: High-yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but they have a higher risk of default than investment grade securities, and their prices are much more volatile. The market for high-yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest

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rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade bonds may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high-yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest for high-yield fixed income securities, which have lower credit ratings. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of

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fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by broader interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult for the Fund to value senior loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

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•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. As noted, the market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

•

Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration

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of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.
•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of

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derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as

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compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, Global Depositary Receipts (“GDRs”), and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are partially linked to non-U.S. markets, but which principally are linked to the United States. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that the Fund defines as representing foreign securities.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as

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extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are partially linked to emerging markets but which principally are linked to a non-emerging market country. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Collateralized Loan Obligations and Other Collateralized Obligations Risk: A collateralized loan obligation (“CLO”) is a type of structured product that issues securities collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans, and subordinate corporate loans. The underlying loans may be rated below investment grade by a rating agency. A CLO is not merely a conduit to a portfolio of loans; it is a pooled investment vehicle that may be actively managed by the collateral manager. Therefore, an investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk- reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

•

ETF Risk: Investments in ETFs are subject to a variety of risks, including the risks associated with a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from the value of the ETF’s portfolio holdings because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities.

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While shares of an ETF are listed on an exchange, there can be no assurance that active trading markets for an ETF’s shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s NAV. At times of market stress, ETF shares may trade at a significant premium or discount to the ETF’s NAV. If the Fund purchases ETF shares at a time when the market price is at a significant premium to the ETF’s NAV or sells ETF shares at a time when the market price is at a significant discount to the ETF’s NAV, the Fund will pay significantly more, or receive significantly less, respectively, than the ETF’s NAV. This may reduce the Fund’s return or result in losses.

In addition, because certain of an ETF’s underlying securities (e.g., foreign securities) trade on exchanges that are closed when the exchange that shares of the ETF trade on is open, and vice versa, there are likely to be deviations between the current pricing of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to the ETF’s NAV that may be greater than those experienced by other ETFs. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of the ETF’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will absorb two levels of fees with respect to investments in ETFs.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law, and consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

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ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Fund also may be subject to certain operational risks, including:

•

Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber-security-related incident.

•

Large Shareholder Risk: To the extent a large number of shares of the Fund is held by a single shareholder or group of related shareholders (e.g., an institutional investor, another Lord Abbett Fund or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Fund and other accounts over which Lord Abbett has investment discretion that invest in the Fund may not be limited in how often they may purchase or sell Fund shares. Certain Lord Abbett Funds or accounts may hold substantial percentages of the shares of the Fund, and asset allocation decisions by Lord Abbett may result

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in substantial redemptions from (or investments in) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

•

Operational Risk: The Fund is also subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider; each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

•

Business Continuity: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

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•

Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Terrorist attacks or natural disasters could result in unplanned or significant securities market closures. Securities markets also may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility or reduce the value of investments traded in them, including the Fund’s investments. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and

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industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Trustees. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the 1940 Act) of the Fund.

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $160 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.6 billion for which Lord Abbett provides investment models to managed account sponsors as of January 31, 2018.

Portfolio Managers. The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Jeffrey D. Lapin, Partner and Portfolio Manager, heads the Fund’s team. Mr. Lapin joined Lord Abbett in 2012 and has been a member of the Fund’s team since 2012. Additional members of the Fund’s team are Robert A. Lee, Partner and Chief Investment Officer, Steven F. Rocco, Partner and Director of Taxable Fixed Income, and Kearney M. Posner, Portfolio Manager. Mr. Lee joined Lord Abbett in 1997 and has been a member of the Fund’s team since 2013. Mr. Rocco joined Lord Abbett in 2004 and has been a member of the Fund’s team

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since 2014. Ms. Posner joined Lord Abbett in 2015 and has been a member of the Fund’s team since 2015. Ms. Posner was formerly a Director at MetLife from 2008 to 2015. Messrs. Lapin, Lee, and Rocco and Ms. Posner are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly as calculated at the following annual rates:

0.50% on the first $1 billion of average daily net assets; and
0.45% on the Fund’s average daily net assets over $1 billion.

For the fiscal year ended November 30, 2017, the effective annual rate of the fee paid to Lord Abbett was 0.45% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Fund’s semiannual report to shareholders for the six-month period ended May 31st.

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a share class include:

•	the amount you plan to invest;
•	the length of time you expect to hold your investment;
•	the total costs associated with your investment, including any sales charges that you may pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;
•	whether you qualify for any reduction or waiver of sales charges;
•	whether you plan to take any distributions in the near future;
•	the availability of the share class;
•	the services that will be available to you; and

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•	the amount of compensation that your financial intermediary will receive.

If you plan to invest a large amount and your investment horizon is five years or more, as between Class A and C shares, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

Retirement and Benefit Plans and Fee-Based Programs

The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. For more information, please see the section of the prospectus titled “Choosing a Share Class – Additional Information about the Availability of Share Classes.” As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available for purchase in all states or available through your financial intermediary. Please check with your financial intermediary for more information about the availability of share classes. Your financial intermediary may receive different compensation depending upon which class you choose.

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Class A Shares

Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs(1)

Front-End Sales Charge	Up to 2.25%; reduced or waived for large purchases and certain investors; eliminated for purchases of $500,000 or more

CDSC	1.00% on redemptions made within one year following purchases of $500,000 or more; waived under certain circumstances

Distribution and Service (12b-1) Fee(2)	0.20% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: 0.05%

Automatic Conversion	None

Exchange Privilege(3)	Class A shares of most Lord Abbett Funds

Class B Shares

Availability

Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution

Front-End Sales Charge	None

CDSC	Up to 5.00% on redemptions; reduced over time and eliminated after sixth anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(2)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Automatic Conversion	Automatic conversion to Class A shares after approximately the eighth anniversary of purchase(4)

Exchange Privilege(3)	Class B shares of most Lord Abbett Funds

Class C Shares

Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000

Front-End Sales Charge	None

CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(2)

Each Fund is subject to Class C service and distribution fees at a blended rate calculated based on (i) a service fee of 0.25% and a distribution fee of 0.75% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) a service fee of 0.25% and a distribution fee of 0.55% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear service and distribution fees at the same rate.

Automatic Conversion	Automatic conversion into Class A shares the month following the tenth anniversary of purchase(5)

Exchange Privilege(3)	Class C shares of most Lord Abbett Funds

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Class F Shares

Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors
Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%(6)

Automatic Conversion	None

Exchange Privilege(3)	Class F shares of most Lord Abbett Funds

Class F3 Shares

Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class F3 shares of most Lord Abbett Funds

Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class I shares of most Lord Abbett Funds

Class R2 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%

Automatic Conversion	None

Exchange Privilege(3)	Class R2 shares of most Lord Abbett Funds

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Class R3 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%

Automatic Conversion	None

Exchange Privilege(3)	Class R3 shares of most Lord Abbett Funds

Class R4 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege(3)	Class R4 shares of most Lord Abbett Funds

Class R5 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R5 shares of most Lord Abbett Funds

Class R6 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R6 shares of most Lord Abbett Funds

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Class T Shares

Availability	Available through certain financial intermediaries to individual investors and certain retirement and benefit plans

Front-End Sales Charge(7)	Up to 2.50%; reduced for large purchases; reduced or waived for certain investors

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege	None

(1)	Class A shares are not available for purchase by retirement and benefit plans, except as described in “Additional Information about the Availability of Share Classes.”
(2)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class T shares, 0.25%; for Class A and R4 shares, 0.50%; and for Class B, C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class F3, I, R5, or R6 shares.

(3)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(4)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

(5)

Effective April 30, 2018, Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held for at least ten years.

(6)	The 0.10% Class F share 12b-1 fee may be designated as a service fee in limited circumstances as described in “Financial Intermediary Compensation.”
(7)	The entire sales charge is paid to the financial intermediary.

Investment Minimums.

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

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Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	See below

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Class I Share Minimum Investment.

Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. There is no investment minimum for additional investments in Class I shares. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”).

Additional Information about the Availability of Share Classes.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Class A Shares. Class A shares are available for investment by retirement and benefit plans only under the following circumstances: (i) the retirement and benefit plans have previously invested in Class A shares of the Fund as of the close of business on December 31, 2015; (ii) the retirement and benefit plan investments are subject to a front-end sales charge and, with respect to retirement or benefit plans serviced by a recordkeeping platform, such recordkeeping platform is able to apply properly a sales charge on such investments by the plan; or (iii) the retirement and benefit plan investments are eligible for a Class A sales

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charge waiver under Appendix A to this prospectus. Class A shares remain available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

Class B Shares. The Fund no longer offers Class B shares for new or additional investments. Existing shareholders of Class B shares may reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Lord Abbett Funds as permitted by the current exchange privileges. The 12b-1 fee, contingent deferred sales charge (“CDSC”), and conversion features will continue to apply to Class B shares held by shareholders. Any purchase request for Class B shares will be deemed to be a purchase request for Class A shares and will be subject to any applicable sales charge.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available (1) to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, and (3) to individual investors through financial intermediaries that offer Class F shares.

Class F3 Shares. Class F3 shares are available (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett

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Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, (5) to institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class F3 shares of at least $1 million in the Fund, and (6) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor.

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

•

Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of at least $1 million in the Fund. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program the participation in which is available to non-institutional investors, as described below.

•

Institutional investors purchasing Class I shares in fee-based investment advisory programs the participants of which are limited solely to institutional investors otherwise eligible to purchase Class I shares and where the program sponsor has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. Institutional investors investing through such an investment advisory program are not subject to the $1 million minimum initial investment.

•

Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment, provided that Class I shares are not available for purchase by or on behalf of:

o

Participants in fee-based broker-dealer-sponsored investment advisory programs or services (other than as described above), including mutual fund wrap programs, or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the participant pays for all or a specified number of transactions, including mutual fund purchases, in the participant’s account during a certain period; or

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o

Non-institutional advisory clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.

•

Notwithstanding the foregoing, at the discretion of Lord Abbett Distributor, participants in a bank-offered fee-based program may purchase Class I shares without any minimum initial investment if: (i) the program is part of a research-driven discretionary advisory platform offered through affiliated distribution channels including, at a minimum, private bank, broker-dealer, and independent registered investment advisor channels; and (ii) the program uses institutional mutual fund share classes exclusively.

•

Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

•

Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases subject to the following limitations. Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

•

Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

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Class R2, R3, R4, R5, and R6 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

Class T Shares. Class T shares may be available for orders made through certain financial intermediaries that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

SALES CHARGES

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is part of this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

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Class A and T Share Front-End Sales Charges. Front-end sales charges are applied only to Class A and T shares. You buy Class A and T shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A or T shares. The tables below show the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the class and amount you purchase.

Front-End Sales Charge — Class A Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $100,000	2.25%	2.30%	.9775	2.00%

$100,000 to $249,999	1.75%	1.78%	.9825	1.50%

$250,000 to $499,999	1.25%	1.26%	.9875	1.00%

$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

Front-End Sales Charge — Class T Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $250,000	2.50%	2.56%	.975	2.50%

$250,000 to $499,999	2.00%	2.04%	.980	2.00%

$500,000 to $999,999	1.50%	1.52%	.985	1.50%

$1,000,000 and over	1.00%	1.01%	.990	1.00%

Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);
2.	shares held for six years or more (Class B), or one year or more (Class A and C); and

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3.	shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary of their purchase (Class A and C).

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party. Class F, F3, I, R2, R3, R4, R5, R6, and T shares are not subject to a CDSC.

Class A Share CDSC. If you buy Class A shares of the Fund under certain purchases at NAV (without a front-end sales charge) or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected.

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of the day on which the purchase order was accepted. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC — Class B Shares

Anniversary of the Day on Which the Purchase Order was Accepted(1)	CDSC on Redemptions (as a % of Amount Subject to CDSC)

Before the 1st	5.0%

On the 1st, before the 2nd	4.0%

On the 2nd, before the 3rd	3.0%

On the 3rd, before the 4th	3.0%

On the 4th, before the 5th	2.0%

On the 5th, before the 6th	1.0%

On or after the 6th anniversary(2)	None

(1)	The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1st will be May 1st of each succeeding year.
(2)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

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SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchase in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

•

Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A and T Share Front-End Sales Charges.”

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class F3, I, R2, R3, R4, R5, R6, and T share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/ or your financial intermediary at the time of purchase if you believe your

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purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class F3, I, R2, R3, R4, R5, R6, and T share holdings may not be combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Reducing Your Class T Share Front-End Sales Charge. You may purchase Class T shares at a discount if your purchase qualifies for the front-end sales charge breakpoint discounts set forth in the table applicable to Class T shares included above in “Sales Charges – Class A and T Share Front-End Sales Charges,” or if your purchase qualifies for a front-end sales charge waiver under the condition described below in “Sales Charge Reductions and Waivers – Front-End Sales Charge Waivers.”

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Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, domestic partner, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described below in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual, his or her spouse, and domestic partner may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge (at NAV) under any of the following conditions:

•	purchases of $500,000 or more (may be subject to a CDSC);
•

purchases by retirement and benefit plans with at least 100 eligible employees, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•	purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program;
•

purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners;

•

purchases by employees of eligible institutions under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), maintaining individual custodial accounts held by a broker-dealer that has entered into or

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is in the process of negotiating a settlement agreement with the Financial Industry Regulatory Authority or another regulatory body regarding the availability of Class A shares for purchase without a front-end sales charge or CDSC;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;
•	purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;
•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;
•

purchases by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases involving the concurrent sale of Class B or C shares of the Fund by a broker-dealer in connection with a settlement agreement or settlement agreement negotiations between the broker-dealer and a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	purchases by Board members, Fund officers, and employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers).

Class T shares may be purchased without a front-end sales charge (at NAV) when purchased by or on behalf of investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor to offer Class T shares through a load-waived network or platform, which may or may not charge transaction fees.

CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A, B, or C shares under the circumstances listed in the table below. Documentation may be required and some limitations may apply.

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CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, B, C

Eligible mandatory distributions under the Code	A, B, C

Redemptions by retirement and benefit plans made through financial intermediaries, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds	A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into before December 2002

A

Class A and C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C

Death of the shareholder	A, B, C

Redemptions under Systematic Withdrawal Plans (up to 12% per year)	A, B, C

Redemptions under Div-Move	B, C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Sales Charge Waivers on Transfers between Accounts. Class A shares can be purchased at NAV under the following circumstances:

•	Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; or
•

Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and

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you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

Reinvestment Privilege. If you redeem Class A, B, or C shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

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Class

Fee(1)	A(2)	B(2)	C(2,3)	F(4)	F3	I	P	R2	R3	R4	R5	R6	T

Service	0.15%	0.25%	0.25%	–	–	–	0.25%	0.25%	0.25%	0.25%	–	–	0.25%

Distribution	–	–	0.50%	–	–	–	0.20%	0.35%	0.25%	–	–	–	–

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class B and C shares, the 12b-1 payments shall commence 13 months after purchase.

(3)

Assumes a Class C 12b-1 rate of 1.00%. The 12b-1 fee that each Fund will pay on Class C shares will be a blended rate calculated based on (i) 1.00% of the Fund’s average daily net assets attributable to shares held for less than one year and (ii) 0.80% of the Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.

(4)

The Fund generally designates the entire Class F share Rule 12b-1 fee as attributable to distribution activities conducted by Lord Abbett Distributor. Lord Abbett Distributor therefore generally retains the Class F share Rule 12b-1 fee and does not pay it to a financial intermediary. However, Lord Abbett Distributor in its sole discretion may pay to a financial intermediary directly all or a portion of the Class F share Rule 12b-1 fee upon request, provided that (i) the financial intermediary’s fee-based advisory program has invested at least $1 billion in Class F shares across the Lord Abbett Family of Funds at the time of the request, (ii) the financial intermediary converted its fee-based advisory program holdings from Class A shares to Class F shares no more than three months before making the request, and (iii) the financial intermediary has a practice of, in effect, reducing the advisory fee it receives from its fee-based program participants by an amount corresponding to any Rule 12b-1 fee revenue it receives.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

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Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A and T Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A and T Share Front-End Sales Charges” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances (may be subject to a CDSC):

•	purchases of $500,000 or more;
•	purchases by certain retirement and benefit plans with at least 100 eligible employees; or
•

purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

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Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge

The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession

$500,000 to $5 million	None	1.00%

Next $5 million above that	None	0.55%

Next $40 million above that	None	0.50%

Over $50 million	None	0.25%

*

Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class B Shares. The Fund no longer offers Class B shares for purchase by new or existing investors (other than through an exchange or reinvestment of a distribution). Accordingly, sales concessions on Class B shares no longer are available.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, F3, I, R2, R3, R4, R5, and R6 Shares. Class F, F3, I, R2, R3, R4, R5, and R6 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services

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to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for

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services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;
•	providing client account statements; and
•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

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PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

Lord Abbett Floating Rate Fund
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.
•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

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Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

Non-U.S. Investors. The Lord Abbett Family of Funds are not offered to investors resident outside the United States. The Funds may, however, accept purchases from U.S. citizens resident outside the United States who meet applicable eligibility requirements and furnish any requested documentation.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund (with the exception of Class T, which has no exchange privilege), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

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If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.
•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Conversions at the Request of a Financial Intermediary. Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., reclassified as) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. In addition, Class C shares are not permitted to convert to Class A shares unless the conversion is made to facilitate the shareholder’s participation in a fee-based advisory program. No sales charge will be imposed on converted shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

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The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.
•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the NYSE is closed, or trading on the NYSE is

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restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and/or (iii) for such other periods as the SEC may permit.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund generally will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);
•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;
•	Request a redemption check to be mailed to an address other than the address of record;
•	Request redemption proceeds to be payable to a bank other than the bank account of record; or
•	Total more than $100,000.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition,

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redemption rates, market conditions, and other relevant criteria. In addition, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) selling portfolio securities, (ii) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (iii) transacting in exchange-traded funds and/or derivatives, or (iv) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

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For investing

Invest-A-Matic(1)(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1)

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class A, B, and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to a SWP for Class A, B, and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

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•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the

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Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund

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determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects

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that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in

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identifying all such practices or that some investors will not employ tactics that evade our detection. Money Market Fund and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to

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prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you–when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,500. The Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,500. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

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How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

•

Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

•	Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.
•

Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

•	Promptly notify us if your name, address, or other account information changes.
•	Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.
•

Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

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DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Fund expects to declare dividends from its net investment income daily and to pay such dividends monthly. The Fund expects to pay dividends from its net investment income and distribute any net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, the Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders and shareholders investing through tax-advantaged arrangements (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains properly reported by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any gain resulting from a sale, redemption, or exchange of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you have held such shares.

An additional 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares.

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If you buy shares after the Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, or that invest through tax-advantaged arrangements such as retirement and benefit plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, distributions from a retirement and benefit plan or other tax-advantaged arrangement generally are taxable to recipients as ordinary income.

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If the Fund meets certain requirements relating to its asset holdings, and the Fund elects to pass through to its shareholders foreign tax credits or deductions, taxable shareholders generally will be entitled to claim a credit or deduction with respect to these foreign taxes. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or the Fund is otherwise legally required to do so, the Fund will withhold a “backup withholding” tax from your distributions, sale proceeds, and any other taxable payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be provided to shareholders each year.

Mutual funds are required to report to you and the Internal Revenue Service the “cost basis” of your shares acquired after January 1, 2012 and that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-advantaged account or to certain types of entities (such as C corporations).

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the

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alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

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FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Fund’s performance for the fiscal periods indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the most recent annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share. Financial Highlights are provided for each class of shares that currently has shares outstanding and has commenced operations during the fiscal periods indicated.

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FLOATING RATE FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
11/30/2017	$9.17	$0.41	$0.01	$0.42	$(0.41)	$–	$(0.41)
11/30/2016	8.89	0.41	0.28	0.69	(0.41)	–	(0.41)
11/30/2015	9.30	0.40	(0.41)	(0.01)	(0.40)	–	(0.40)
11/30/2014	9.51	0.43	(0.19)	0.24	(0.43)	(0.02)	(0.45)
11/30/2013	9.37	0.43	0.16	0.59	(0.45)	–	(0.45)
Class C
11/30/2017	9.17	0.35	0.01	0.36	(0.35)	–	(0.35)
11/30/2016	8.89	0.35	0.28	0.63	(0.35)	–	(0.35)
11/30/2015	9.31	0.34	(0.42)	(0.08)	(0.34)	–	(0.34)
11/30/2014	9.51	0.37	(0.18)	0.19	(0.37)	(0.02)	(0.39)
11/30/2013	9.38	0.37	0.14	0.51	(0.38)	–	(0.38)
Class F
11/30/2017	9.16	0.42	0.01	0.43	(0.42)	–	(0.42)
11/30/2016	8.88	0.42	0.28	0.70	(0.42)	–	(0.42)
11/30/2015	9.29	0.41	(0.41)	–	(0.41)	–	(0.41)
11/30/2014	9.50	0.44	(0.19)	0.25	(0.44)	(0.02)	(0.46)
11/30/2013	9.36	0.44	0.15	0.59	(0.45)	–	(0.45)
Class F3
4/4/2017 to 11/30/2017(c)	9.23	0.28	(0.04)	0.24	(0.28)	–	(0.28)
Class I
11/30/2017	9.17	0.42	0.02	0.44	(0.43)	–	(0.43)
11/30/2016	8.89	0.43	0.28	0.71	(0.43)	–	(0.43)
11/30/2015	9.31	0.42	(0.42)	–	(0.42)	–	(0.42)
11/30/2014	9.51	0.45	(0.18)	0.27	(0.45)	(0.02)	(0.47)
11/30/2013	9.38	0.45	0.14	0.59	(0.46)	–	(0.46)

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FLOATING RATE FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:				Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2017	$9.18	4.65	0.79		4.43		$3,530,233	81
11/30/2016	9.17	7.95	0.80		4.56		3,003,142	78
11/30/2015	8.89	(0.14)	0.80		4.35		2,365,305	77
11/30/2014	9.30	2.54	0.80		4.57		2,856,709	91
11/30/2013	9.51	6.36	0.80		4.55		3,585,657	88
Class C
11/30/2017	9.18	3.98	1.44		3.80		1,587,964	81
11/30/2016	9.17	7.29	1.43		3.95		1,547,969	78
11/30/2015	8.89	(0.88)	1.44		3.72		1,479,103	77
11/30/2014	9.31	1.95	1.49		3.89		1,740,187	91
11/30/2013	9.51	5.57	1.45		3.94		1,864,537	88
Class F
11/30/2017	9.17	4.75	0.69		4.52		4,877,793	81
11/30/2016	9.16	8.06	0.70		4.64		3,564,772	78
11/30/2015	8.88	(0.05)	0.70		4.45		2,073,567	77
11/30/2014	9.29	2.64	0.70		4.67		2,387,227	91
11/30/2013	9.50	6.47	0.70		4.64		2,591,702	88
Class F3
4/4/2017 to 11/30/2017(c)	9.19	2.67 (e)	0.54	(f)	4.68	(f)	203,910	81
Class I
11/30/2017	9.18	4.85	0.60		4.61		1,744,687	81
11/30/2016	9.17	8.16	0.60		4.75		605,018	78
11/30/2015	8.89	(0.05)	0.60		4.54		366,250	77
11/30/2014	9.31	2.85	0.60		4.76		435,250	91
11/30/2013	9.51	6.46	0.60		4.76		593,427	88

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FLOATING RATE FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R2
11/30/2017	$9.18	$0.37	$0.01	$0.38	$(0.37)	$–	$(0.37)
11/30/2016	8.90	0.37	0.28	0.65	(0.37)	–	(0.37)
11/30/2015	9.31	0.36	(0.41)	(0.05)	(0.36)	–	(0.36)
11/30/2014	9.52	0.40	(0.19)	0.21	(0.40)	(0.02)	(0.42)
11/30/2013	9.38	0.40	0.15	0.55	(0.41)	–	(0.41)
Class R3
11/30/2017	9.17	0.38	0.01	0.39	(0.38)	–	(0.38)
11/30/2016	8.89	0.38	0.28	0.66	(0.38)	–	(0.38)
11/30/2015	9.31	0.37	(0.42)	(0.05)	(0.37)	–	(0.37)
11/30/2014	9.51	0.41	(0.19)	0.22	(0.40)	(0.02)	(0.42)
11/30/2013	9.37	0.40	0.16	0.56	(0.42)	–	(0.42)
Class R4
11/30/2017	9.17	0.40	0.01	0.41	(0.40)	–	(0.40)
11/30/2016	8.89	0.41	0.28	0.69	(0.41)	–	(0.41)
6/30/2015 to 11/30/2015(d)	9.21	0.17	(0.32)	(0.15)	(0.17)	–	(0.17)
Class R5
11/30/2017	9.18	0.43	0.01	0.44	(0.43)	–	(0.43)
11/30/2016	8.90	0.43	0.28	0.71	(0.43)	–	(0.43)
6/30/2015 to 11/30/2015(d)	9.22	0.18	(0.32)	(0.14)	(0.18)	–	(0.18)
Class R6
11/30/2017	9.18	0.43	0.01	0.44	(0.43)	–	(0.43)
11/30/2016	8.90	0.44	0.27	0.71	(0.43)	–	(0.43)
6/30/2015 to 11/30/2015(d)	9.22	0.17	(0.31)	(0.14)	(0.18)	–	(0.18)
Class T
7/28/2017 to 11/30/2017(g)	9.20	0.14	(0.02)	0.12	(0.14)	–	(0.14)

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for Classes A, C and T does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on April 4, 2017.
(d)	Commenced on June 30, 2015.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on July 28, 2017.

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FLOATING RATE FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:				Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R2
11/30/2017	$9.19	4.24		1.20		4.04		$1,254	81
11/30/2016	9.18	7.53		1.20		4.16		751	78
11/30/2015	8.90	(0.53)		1.20		3.95		452	77
11/30/2014	9.31	2.14		1.20		4.19		670	91
11/30/2013	9.52	5.85		1.20		4.24		601	88
Class R3
11/30/2017	9.18	4.35		1.10		4.15		43,115	81
11/30/2016	9.17	7.64		1.10		4.28		34,215	78
11/30/2015	8.89	(0.54)		1.10		4.06		26,232	77
11/30/2014	9.31	2.35		1.10		4.32		27,205	91
11/30/2013	9.51	5.96		1.10		4.24		13,680	88
Class R4
11/30/2017	9.18	4.60		0.84		4.37		5,134	81
11/30/2016	9.17	7.90		0.85		4.45		2,302	78
6/30/2015 to 11/30/2015(d)	8.89	(1.69	)(e)	0.81	(f)	4.36	(f)	10	77
Class R5
11/30/2017	9.19	4.87		0.60		4.65		2,542	81
11/30/2016	9.18	8.18		0.60		4.77		303	78
6/30/2015 to 11/30/2015(d)	8.90	(1.57	)(e)	0.56	(f)	4.62	(f)	10	77
Class R6
11/30/2017	9.19	4.93		0.54		4.70		36,295	81
11/30/2016	9.18	8.24		0.54		4.84		12,047	78
6/30/2015 to 11/30/2015(d)	8.90	(1.56	)(e)	0.56	(f)	4.61	(f)	8,144	77
Class T
7/28/2017 to 11/30/2017(g)	9.18	1.29	(e)	0.77	(f)	4.45	(f)	10	81

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APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE
REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For sales charge reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such reductions or waivers. Please see the section of the prospectus titled “Information for Managing Your Account – Sales Charge Reductions and Waivers” for more information regarding sales charge reductions and waivers available for different classes.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge reductions and waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Merrill Lynch
•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

APPENDIX

A-1

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Class A, B, and C Shares Available at Merrill Lynch
•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-End Sales Charge Reductions Available at Merrill Lynch: Breakpoints, Rights of Accumulation, and Letters of Intent
•	Breakpoints as described in this prospectus
•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

APPENDIX

A-2

MORGAN STANLEY

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

AMERIPRISE

Class A Share Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI:

APPENDIX

A-3

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

APPENDIX

A-4

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at: 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

Appendix A of this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers” contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed elsewhere in this prospectus and the related statement of additional information. More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Investment Trust
 Lord Abbett Floating Rate Fund

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	FRF-1 (04/18)

Investment Company Act File Number: 811-07988

Lord Abbett Investment Trust

PROSPECTUS

APRIL 1, 2018

LORD ABBETT ULTRA SHORT BOND FUND	CLASS	TICKER	CLASS	TICKER
	A	LUBAX	R5	LUBVX
	F	LUBFX	R6	LUBWX
	F3	LUBOX	T	LUBTX
	I	LUBYX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

MORE INFORMATION ABOUT THE FUND
	Investment Objective	15
	Principal Investment Strategies	15
	Principal Risks	19
	Additional Operational Risks	26
	Disclosure of Portfolio Holdings	29
	Management and Organization of the Fund	29

FINANCIAL INFORMATION
	Financial Highlights	60

APPENDIX A
	Intermediary-Specific Sales Charge Reductions and Waivers	A-1

ULTRA SHORT BOND FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income consistent with the preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Information about sales charge discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 39 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)

Class	A	F, F3, I, R5, and R6	T

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(2)	None	2.50%

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(3)	None	None

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Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	F	F3	I	R5	R6	T

Management Fees	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%

Distribution and Service (12b-1) Fees	0.15%	0.10%	None	None	None	None	0.25%

Other Expenses	0.16%	0.16%	0.14%	0.16%	0.16%	0.14%	0.16%

Total Annual Fund Operating Expenses	0.51%	0.46%	0.34%	0.36%	0.36%(4)	0.34%(4)	0.61%

Fee Waiver and/or Expense Reimbursement(5)	(0.11)%	(0.11)%	(0.11)%	(0.11)%	(0.11)%	(0.11)%	(0.11)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	0.40%	0.35%	0.23%	0.25%	0.25%	0.23%	0.50%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

Class A shares purchased directly are not subject to any front-end sales charge. However, Class A shares initially purchased without a front-end sales charge and subsequently exchanged for shares of another Lord Abbett Fund are subject to any applicable front-end sales charge.

(3)

Class A shares purchased directly are not subject to any contingent deferred sales charge (“CDSC”). However, Class A shares of the Fund that were obtained in exchange for Class A shares of another Lord Abbett Fund that were subject to CDSC of 1.00% at the time of exchange are subject to a CDSC unless the one-year CDSC period has expired or a CDSC waiver applies. More information about the CDSC is provided in “Sales Charges” on page 38 of the prospectus.

(4)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(5)

For the period from April 1, 2018 through March 31, 2019, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and acquired fund fees and expenses, to an annual rate of 0.23% for each of Class F3 and R6 and to an annual rate of 0.25% for each other class. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$41	$152	$274	$630	$41	$152	$274	$630

Class F Shares	$36	$137	$247	$568	$36	$137	$247	$568

Class F3 Shares	$24	$98	$180	$420	$24	$98	$180	$420

Class I Shares	$26	$105	$191	$445	$26	$105	$191	$445

Class R5 Shares	$26	$105	$191	$445	$26	$105	$191	$445

Class R6 Shares	$24	$98	$180	$420	$24	$98	$180	$420

Class T Shares	$300	$430	$571	$983	$300	$430	$571	$983

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in various types of short duration, high quality, investment grade debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade debt securities of various types. Under normal conditions, the Fund invests only in debt securities rated investment grade at the time of purchase or determined by Lord, Abbett & Co. LLC (“Lord Abbett”) to be of comparable quality. The Fund may invest up to 15% of its net assets in securities rated BBB/Baa by an independent rating agency or determined by Lord Abbett to be of comparable quality.

The Fund’s investments primarily consist of:

•	Corporate debt securities of U.S. issuers, including commercial paper;
•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;
•	Mortgage-backed, mortgage-related, and other asset-backed securities, including privately issued mortgage-related securities; and

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

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Normally, the Fund seeks to invest in fixed-rate debt securities with a maximum weighted average maturity of 2.25 years and floating rate debt securities, including investment grade floating rate corporate notes, asset-backed securities, and other similar instruments, with a maximum weighted average maturity of 3.25 years, each measured at the time of purchase. Although the Fund invests in short-term debt securities, the Fund is not a money market fund and cannot guarantee that it will maintain a stable share price.

The Fund attempts to manage interest rate risk through its management of the average effective duration of the securities it holds in its portfolio. The duration of a security takes into account the expected pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The maturity of a security measures the time until final payment is due, whereas duration takes into account the expected pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. Normally, the Fund seeks to maintain a dollar-weighted average maturity of one year or less.

Under normal conditions, the Fund concentrates its investments in the financial services industry by investing more than 25% of its assets in securities issued by companies in the financial services industry. The Fund may, however, invest less than 25% of its assets in the financial services industry for temporary defensive purposes.

The Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if the Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded.

The investment grade debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. The Fund also may enter into repurchase agreements with maturities of less than 7 days.

The types of derivatives the Fund may use include futures, options, and swaps. The Fund may use derivatives to seek to attempt to hedge some of its investment risk on both a security- or portfolio-level basis, to manage portfolio duration, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures (such as the Markit CMBX Index, a synthetic tradable index referencing a basket of commercial mortgage-backed securities (CMBS)), other futures, and/or currency forwards to adjust the Fund’s related exposures or for other portfolio management reasons.

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The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Fund employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Although prices of debt securities tend to rise and fall less dramatically than those of equity securities, they may experience heightened volatility.

PROSPECTUS – ULTRA SHORT BOND FUND

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•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities which the Fund may hold may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured. Below investment grade securities have a higher risk of default than investment grade securities, and their prices are much more volatile. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: It may be difficult for the Fund to sell certain securities, including below investment grade securities, in a timely manner and at their stated value, which could result in losses to the Fund. In addition, the Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in

PROSPECTUS – ULTRA SHORT BOND FUND

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value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. The market for below investment grade securities generally is less liquid than the market for higher rated securities, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

•

Concentration Risk: Because the Fund invests a significant portion of its assets in securities issued by companies in the financial services industry, developments affecting this industry may have a disproportionate impact on the Fund. Interest rate risk, credit risk, and the risk of regulatory changes in the financial services industry, among other risks, may have a negative effect on companies in the financial services industry.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

PROSPECTUS – ULTRA SHORT BOND FUND

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•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

PROSPECTUS – ULTRA SHORT BOND FUND

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•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

Repurchase Agreement Risk: If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund will lose money.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F3 shares because this class has not completed a full calendar year of operations. No performance is shown for Class T shares because the Fund has not issued Class T shares.

The bar chart shows the performance of the Fund’s Class A shares for its first full calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

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Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’17 +0.39%	Worst Quarter 3rd Q ’17 +0.33%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

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Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	Life of Class	Inception Date for Performance

Class A Shares			10/17/2016

Before Taxes	1.42%	1.31%

After Taxes on Distributions	0.89%	0.77%

After Taxes on Distributions and Sale of Fund Shares	0.80%	0.75%

Class F Shares	1.46%	1.35%	10/17/2016

Class I Shares	1.59%	1.47%	10/17/2016

Class R5	1.60%	1.48%	10/17/2016

Class R6	1.66%	1.54%	10/17/2016

Index

ICE BofAML US Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.82%	0.73%	10/17/2016

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Andrew H. O’Brien, Partner and Portfolio Manager	2016

Kewjin Yuoh, Partner and Portfolio Manager	2016

Adam C. Castle, Portfolio Manager	2016

Yoana N. Koleva, Portfolio Manager	2016

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There

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13

is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and T(1)	F, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	$1 million/No minimum

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, unless you are a tax-exempt investor or investing through a tax-advantaged arrangement such as a 401(k) plan or an IRA. Any withdrawals from such a tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in various types of short duration, high quality, investment grade debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment grade debt securities of various types. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy. Under normal conditions, the Fund invests only in debt securities rated investment grade at the time of purchase. Investment grade debt securities are securities that have long-term ratings within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), short-term ratings within the three highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (P-1, P-2, P-3), Standard & Poor’s Ratings Services (A-1, A-2, A-3), or Fitch Ratings (F1, F2, F3), or are unrated but determined by Lord Abbett & Co. LLC (“Lord Abbett”) to be of comparable quality. The Fund may invest up to 15% of its net assets in securities rated BBB/Baa by an independent rating agency or determined by Lord Abbett to be of comparable quality.

The Fund’s investments primarily consist of:

•	Corporate debt securities of U.S. issuers, including commercial paper;
•	Corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;
•	Mortgage-backed, mortgage-related, and other asset-backed securities, including privately issued mortgage-related securities; and

•	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Normally, the Fund seeks to invest in fixed-rate debt securities with a maximum weighted average maturity of 2.25 years and floating rate debt securities, including investment grade floating rate corporate notes, asset-backed securities, and other similar instruments, with a maximum weighted average maturity of 3.25 years, each measured at the time of purchase. Although the Fund invests in short-term debt securities, the Fund is not a money market fund and cannot guarantee that it will maintain a stable share price.

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The Fund attempts to manage interest rate risk through its management of the average effective duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the expected pattern of all payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

The maturity of a security measures the time until final payment is due, whereas duration takes into account the expected pattern of all payments of interest and principal on a security over time, including how these payments are affected by changes in interest rates. Normally, the Fund seeks to maintain a dollar-weighted average maturity of one year or less.

Under normal conditions, the Fund concentrates its investments in the financial services industry by investing more than 25% of its assets in securities issued by companies in the financial services industry. The Fund may, however, invest less than 25% of its assets in the financial services industry for temporary defensive purposes, as described in more detail below.

The investment grade debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (CMOs), mortgage dollar rolls, stripped mortgage-backed securities (SMBS) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund also may enter into repurchase agreements with maturities of less than 7 days.

The Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if the Fund purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded.

Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund may engage in derivative transactions on

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an exchange or in the over-the-counter (“OTC”) market. The Fund currently is not regulated by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to avoid such regulation, but the Fund may be subject to regulation as a commodity pool in the future.

The types of derivative instruments that the Fund may use consist principally of:

•

Futures and Options on Futures. The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market.

•

Options. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price before a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

•

Swaps. The Fund may enter into interest rate, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the

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performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

The Fund buys and sells securities using a relative value-oriented investment process, meaning the Fund generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The Fund combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Fund employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The Fund may actively rotate sector exposure based on its assessment of relative value. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

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Restrictions Relating to Other (Non-Principal) Investment Techniques. In addition to the principal investment strategies discussed above, the Fund may use other investment techniques in seeking to achieve its investment objective. The applicable investment restrictions associated with such other investment techniques are set forth below. Please see “Fund Investments” in Part I of the SAI and “Additional Information on Portfolio Investments, Risks, and Techniques” in Part II of the SAI for more information on these and the other investment techniques that may be used by the Fund.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security is a security that, in the determination of the Fund, likely cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the amount at which it is currently valued by the Fund.

Options. The Fund may purchase and sell (write) exchange-listed or over-the-counter put and call options. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security at an agreed upon price on an agreed upon date. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund’s investments in reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the best potential for favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there

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can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower-rated securities which the Fund may hold may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

Credit Risk: The value of a security may decline based on adverse conditions of the issuer, such as management performance, financial difficulties, or reduced demand for the goods and services provided by the issuer. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. As a result, the issuer of a fixed income security owned by the Fund may fail to make timely payments of principal or interest, or may default on such payments. If an issuer becomes less creditworthy, a debt security may decline in liquidity and value, even when interest rates are falling. This risk is greatest

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for high-yield fixed income securities, which have lower credit ratings. To the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Corporate fixed income securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt securities) generally fall. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. The market for below investment grade securities generally is less liquid than the market for higher rated bonds, subjecting them to greater price fluctuations. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. To the extent the Fund holds below investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category will shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events, rising interest rates, or adverse investor perceptions, whether or not accurate. Illiquidity can be caused by a variety of factors, including economic conditions, events relating to the issuer, a drop in overall market trading volume, an inability to find a

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ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.

•

Concentration Risk: Because the Fund invests a significant portion of its assets in securities issued by companies in the financial services industry, developments affecting this industry may have a disproportionate impact on the Fund. Interest rate risk, credit risk, and the risk of regulatory changes in the financial services industry, among other risks, may have a negative effect on companies in the financial services industry.

•

Mortgage-Related and Other Asset-Backed Securities Risk: The mortgage- and asset-backed securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

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•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law, and consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments in emerging markets may be considered speculative and generally are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more

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likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•

The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.
•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

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•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

•

Repurchase Agreement Risk: If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund will lose money.

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ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Fund also may be subject to certain operational risks, including:

•

Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber-security-related incident.

•

Large Shareholder Risk: To the extent a large number of shares of the Fund is held by a single shareholder or group of related shareholders (e.g., an institutional investor, another Lord Abbett Fund or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which Lord Abbett has investment discretion that invest in the Fund may not be limited in how often they may purchase or sell Fund shares. Certain Lord Abbett Funds or accounts may hold substantial percentages of the shares of the Fund, and asset allocation decisions by Lord Abbett may

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result in substantial redemptions from (or investments in) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

•

Operational Risk: The Fund is also subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider; each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

•

Business Continuity: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

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•

Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Terrorist attacks or natural disasters could result in unplanned or significant securities market closures. Securities markets also may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and

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industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment strategies and achieving its investment objectives. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

•

Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects its current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at a NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Trustees. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the 1940 Act) of the Fund.

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $160 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.6 billion for which Lord Abbett provides investment models to managed account sponsors as of January 31, 2018.

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Portfolio Managers. The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998 and has been a member of the Fund’s team since 2016. Additional members of the Fund’s team are Kewjin Yuoh, Partner and Portfolio Manager, Adam C. Castle, Portfolio Manager, and Yoana N. Koleva, Portfolio Manager. Mr. Yuoh joined Lord Abbett in 2010 and has been a member of the Fund’s team since 2016. Mr. Castle joined Lord Abbett in 2015 and has been a member of the Fund’s team since 2016. Mr. Castle was formerly Vice President at Credit Suisse from 2013 to 2015 and Assistant Vice President at AllianceBernstein from 2008 to 2013. Ms. Koleva joined Lord Abbett in 2011 and has been a member of the Fund’s team since 2016. Messrs. O’Brien, Yuoh, Castle, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is calculated at 0.20% on the Fund’s average daily net assets. The management fee will be accrued daily and payable monthly.

For the fiscal year ended November 30, 2017, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.09% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Fund’s semiannual report to shareholders for the six-month period ended May 31st.

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and expenses, eligibility requirements, dividends, and yields. Fund shares purchased directly are not subject to any front-end sales charge or contingent deferred sales charge (“CDSC”), other than Class T shares, which are subject to a front-end sales charge. However, Fund shares initially purchased without a front-end sales charge and subsequently

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exchanged for shares of another Lord Abbett Fund are subject to any applicable front-end sales charge and Fund shares acquired by exchange from another Lord Abbett Fund are subject to any applicable CDSC, as described below.

You may purchase shares at the NAV per share next determined after we receive your purchase order submitted in good order. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary.

Retirement and Benefit Plans and Fee-Based Programs

The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. For more information, please see the section of the prospectus titled “Choosing a Share Class – Additional Information about the Availability of Share Classes.” As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available for purchase in all states or available through your financial intermediary. Please check with your financial intermediary for more information about the availability of share classes. Your financial intermediary may receive different compensation depending upon which class you choose.

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Class A Shares

Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs(1)

Front-End Sales Charge	None

CDSC

Class A shares of the Fund that were obtained in exchange for Class A shares of another Lord Abbett Fund that were subject to a CDSC of 1.00% at the time of exchange are subject to a CDSC unless the one-year CDSC period has expired or a CDSC waiver applies.

Distribution and Service (12b-1) Fee(2)	0.15% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege(3)	Class A shares of most Lord Abbett Funds

Class F Shares

Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%(4)

Automatic Conversion	None

Exchange Privilege(3)	Class F shares of most Lord Abbett Funds

Class F3 Shares

Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class F3 shares of most Lord Abbett Funds

Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class I shares of most Lord Abbett Funds

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Class R5 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R5 shares of most Lord Abbett Funds

Class R6 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R6 shares of most Lord Abbett Funds

Class T Shares

Availability	Available through certain financial intermediaries to individual investors and certain retirement and benefit plans

Front-End Sales Charge(5)	Up to 2.50%; reduced for large purchases; reduced or waived for certain investors

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege	None

(1)	Class A shares are not available for purchase by retirement and benefit plans, except as described in “Additional Information about the Availability of Share Classes.”
(2)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class T shares, 0.25%; for Class A shares, 0.50%; and for Class F shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class F3, I, R5, or R6 shares.

(3)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(4)	The 0.10% Class F share 12b-1 fee may be designated as a service fee in limited circumstances as described in “Financial Intermediary Compensation.”
(5)	The entire sales charge is paid to the financial intermediary.

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Investment Minimums.

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Investment Minimums — Initial/Additional Investments

Class	A and T(1)	F, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	See below

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Class I Share Minimum Investment.

Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. There is no investment minimum for additional investments in Class I shares. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”).

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Additional Information about the Availability of Share Classes.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Class A Shares. Class A shares of the Lord Abbett Funds are available for investment by retirement and benefit plans only under the following circumstances: (i) the retirement and benefit plans have previously invested in Class A shares of a Lord Abbett Fund as of the close of business on December 31, 2015; (ii) the retirement and benefit plan investments are subject to a front-end sales charge and, with respect to retirement or benefit plans serviced by a recordkeeping platform, such recordkeeping platform is able to apply properly a sales charge on such investments by the plan; or (iii) the retirement and benefit plan investments are eligible for a Class A sales charge waiver under Appendix A to this prospectus. Class A shares remain available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

Class F Shares. Class F shares generally are available (1) to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, and (3) to individual investors through financial intermediaries that offer Class F shares.

Class F3 Shares. Class F3 shares are available (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, (5) to institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class F3 shares of at least $1 million in the Fund, and (6) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor.

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Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

•

Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of at least $1 million in the Fund. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program the participation in which is available to non-institutional investors, as described below.

•

Institutional investors purchasing Class I shares in fee-based investment advisory programs the participants of which are limited solely to institutional investors otherwise eligible to purchase Class I shares and where the program sponsor has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. Institutional investors investing through such an investment advisory program are not subject to the $1 million minimum initial investment.

•

Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment, provided that Class I shares are not available for purchase by or on behalf of:

o

Participants in fee-based broker-dealer-sponsored investment advisory programs or services (other than as described above), including mutual fund wrap programs, or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the participant pays for all or a specified number of transactions, including mutual fund purchases, in the participant’s account during a certain period; or

o

Non-institutional advisory clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.

•

Notwithstanding the foregoing, at the discretion of Lord Abbett Distributor, participants in a bank-offered fee-based program may purchase Class I shares without any minimum initial investment if: (i) the program is part of a research-driven discretionary advisory platform offered through affiliated

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distribution channels including, at a minimum, private bank, broker-dealer, and independent registered investment advisor channels; and (ii) the program uses institutional mutual fund share classes exclusively.

•

Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

•

Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases subject to the following limitations. Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

•

Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class R5 and R6 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

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Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

Class T Shares. Class T shares may be available for orders made through certain financial intermediaries that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

SALES CHARGES

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is part of this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Fund shares purchased directly are not subject to any front-end sales charge or CDSC, other than Class T shares, which are subject to a front-end sales charge. However, Fund shares initially purchased without a front-end sales charge and subsequently exchanged for shares of another Lord Abbett Fund are subject to any applicable front-end sales charge and Fund shares acquired by exchange from another Lord Abbett Fund are subject to any applicable CDSC.

Class T Share Front-End Sales Charges. Front-end sales charges are applied only to Class T shares. You buy Class T shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class T shares.

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The tables below show the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the class and amount you purchase.

Front-End Sales Charge — Class T Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $250,000	2.50%	2.56%	.975	2.50%

$250,000 to $499,999	2.00%	2.04%	.980	2.00%

$500,000 to $999,999	1.50%	1.52%	.985	1.50%

$1,000,000 and over	1.00%	1.01%	.990	1.00%

Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);
2.	shares held for one year or more (Class A); and
3.	shares held before the first anniversary of their purchase (Class A).

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party. Class F, F3, I, R5, R6, and T shares are not subject to a CDSC.

Class A Share CDSC. If you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected.

SALES CHARGE REDUCTIONS AND WAIVERS

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares of other Lord Abbett Funds at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge,

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you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchase in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class F3, I, R2, R3, R4, R5, R6, and T share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

Reducing Your Class T Share Front-End Sales Charge. You may purchase Class T shares at a discount if your purchase qualifies for the front-end sales charge breakpoint discounts set forth in the table applicable to Class T shares included above in “Sales Charges – Class T Share Front-End Sales Charges,” or if your purchase qualifies for a front-end sales charge waiver under the condition described below in “Sales Charge Reductions and Waivers – Front-End Sales Charge Waivers.”

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Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, domestic partner, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described below in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual, his or her spouse, and domestic partner may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Front-End Sales Charge Waivers. Class T shares may be purchased without a front-end sales charge (at NAV) when purchased by or on behalf of investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor to offer Class T shares through a load-waived network or platform, which may or may not charge transaction fees.

CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A shares under the circumstances listed in the table below. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A

Eligible mandatory distributions under the Internal Revenue Code of 1986, as amended (the “Code”)	A

Redemptions by retirement and benefit plans made through financial intermediaries, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds	A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into before December 2002

A

Class A shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A

Death of the shareholder	A

Redemptions under Systematic Withdrawal Plans (up to 12% per year)	A

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Sales Charge Waivers on Transfers between Accounts. Class A shares of any Lord Abbett Fund can be purchased at NAV under the following circumstances:

•	Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; or
•

Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

Reinvestment Privilege. If you redeem Class A shares of a Lord Abbett Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by that Lord Abbett Fund’s frequent trading policy. Special tax rules may apply. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

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Class

Fee(1)	A	F(2)	F3	I	R5	R6	T

Service	0.15%	–	–	–	–	–	0.25%

Distribution	–	0.10%	–	–	–	–	–

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

The Fund generally designates the entire Class F share Rule 12b-1 fee as attributable to distribution activities conducted by Lord Abbett Distributor. Lord Abbett Distributor therefore generally retains the Class F share Rule 12b-1 fee and does not pay it to a financial intermediary. However, Lord Abbett Distributor in its sole discretion may pay to a financial intermediary directly all or a portion of the Class F share Rule 12b-1 fee upon request, provided that (i) the financial intermediary’s fee-based advisory program has invested at least $1 billion in Class F shares across the Lord Abbett Family of Funds at the time of the request, (ii) the financial intermediary converted its fee-based advisory program holdings from Class A shares to Class F shares no more than three months before making the request, and (iii) the financial intermediary has a practice of, in effect, reducing the advisory fee it receives from its fee-based program participants by an amount corresponding to any Rule 12b-1 fee revenue it receives.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A, F, F3, I, R5, and R6 Shares. Class A, F, I, R5, and R6 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed, except as described above. Accordingly, there are no

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dealer concessions on these shares. Applicable sales charges (and corresponding dealer concessions) will apply upon exchanges to or from other Lord Abbett Funds.

Dealer Concessions on Class T Shares. See “Sales Charges – Class T Share Front-End Sales Charges” for more information.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial

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intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

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The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;
•	providing client account statements; and
•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

Lord Abbett Ultra Short Bond Fund
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

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•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with

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processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

Non-U.S. Investors. The Lord Abbett Family of Funds are not offered to investors resident outside the United States. The Funds may, however, accept purchases from U.S. citizens resident outside the United States who meet applicable eligibility requirements and furnish any requested documentation.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund (with the exception of Class T, which has no exchange privilege), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.
•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

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An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Conversions at the Request of a Financial Intermediary. Subject to the conditions set forth in this paragraph, shares of one class of a Lord Abbett Fund may be converted into (i.e., reclassified as) shares of a different class of that Lord Abbett Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. No sales charge will be imposed on converted shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.
•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish

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to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and/or (iii) for such other periods as the SEC may permit.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund generally will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);

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•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;
•	Request a redemption check to be mailed to an address other than the address of record;
•	Request redemption proceeds to be payable to a bank other than the bank account of record; or
•	Total more than $100,000.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. In addition, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) selling portfolio securities, (ii) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (iii) transacting in exchange-traded funds and/or derivatives, or (iv) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

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Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing

Invest-A-Matic(1)(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1)

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A must be at least $10,000, except in the case of a SWP established for certain retirement and benefit plans, for which there is no minimum.

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

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•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the

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Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Frequent Trading Policy and Procedures” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the

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security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Frequent Trading Policy and Procedures. Excessive, short-term or market timing trading practices (“frequent trading”) have the potential to disrupt management of a fund, raise its expenses, and harm long-term shareholders in a variety of ways, or to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Fund’s Board has evaluated the risks of frequent trading activities by the Fund’s shareholders and has determined that because the Fund invests primarily in highly liquid, short-term debt instruments and was designed with the expectation that shareholders will not hold Fund shares as long-term investments, it is unlikely that frequent trading would negatively affect the Fund or its shareholders. As a result, the Fund’s Board has not adopted policies and procedures to detect or deter frequent trading in the Fund.

Other funds in the Lord Abbett Family of Funds have adopted policies and procedures that are designed to identify and prevent or stop frequent trading. If you plan to exchange your Fund shares for shares of another Lord Abbett Fund, please read the prospectus of the other fund.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should

PROSPECTUS – ULTRA SHORT BOND FUND

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know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,500. The Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,500. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

•

Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

•	Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.
•

Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

PROSPECTUS – ULTRA SHORT BOND FUND

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•	Promptly notify us if your name, address, or other account information changes.
•	Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.
•

Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Fund expects to declare dividends from its net investment income daily and to pay such dividends monthly. The Fund expects to distribute any of its net capital gains annually. All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, the Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders and shareholders investing through tax-advantaged arrangements (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains properly reported by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any gain resulting from a sale, redemption,

PROSPECTUS – ULTRA SHORT BOND FUND

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or exchange of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you have held such shares.

An additional 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after the Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax or that invest through tax-advantaged arrangements, such as retirement and benefit plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, distributions from a retirement and benefit plan or other tax-advantaged arrangement generally are taxable to recipients as ordinary income.

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. This will decrease the Fund’s yield on securities subject to such taxes.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or the Fund is otherwise legally required to do so, the Fund will withhold a “backup withholding” tax from your distributions, sale proceeds, and any other taxable payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be provided to shareholders each year.

Mutual funds are required to report to you and the Internal Revenue Service the “cost basis” of your shares acquired after January 1, 2012 and that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-advantaged account or to certain types of entities (such as C corporations).

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that

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your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

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FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Fund’s performance for the fiscal periods indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the most recent annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share. Financial Highlights are provided for each class of shares that currently has shares outstanding and has commenced operations during the fiscal periods indicated.

PROSPECTUS – ULTRA SHORT BOND FUND

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ULTRA SHORT BOND FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:	Net asset value, end of period
		Net investment income(a)	Net realized and unrealized gain	Total from investment operations	Net investment income

Class A
11/30/2017	$10.00	$0.13	$–	$0.13	$(0.12)	$10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00
Class F
11/30/2017	10.00	0.13	–	0.13	(0.12)	10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00
Class F3
4/4/2017 to 11/30/2017(f)	10.01	0.10	–	0.10	(0.10)	10.01
Class I
11/30/2017	10.00	0.15	–	0.15	(0.14)	10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00
Class R5
11/30/2017	10.00	0.14	0.01	0.15	(0.14)	10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00
Class R6
11/30/2017	10.00	0.14	0.01	0.15	(0.14)	10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00

(a)	Calculated using average shares outstanding during the period.
(b)

Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on October 12, 2016.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on April 4, 2017.

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ULTRA SHORT BOND FUND

Financial Highlights (concluded)

			Ratios to Average Net Assets:						Supplemental Data:
	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
11/30/2017	1.30		0.40		0.51		1.28		$1,550,462	23
10/12/2016 to 11/30/2016(c)	0.15	(d)	0.40	(e)	3.62	(e)	0.82	(e)	5,297	2
Class F
11/30/2017	1.34		0.35		0.44		1.32		552,335	23
10/12/2016 to 11/30/2016(c)	0.16	(d)	0.35	(e)	3.57	(e)	0.86	(e)	250	2
Class F3
4/4/2017 to 11/30/2017(f)	0.96	(d)	0.21	(e)	0.34	(e)	1.50	(e)	50,096	23
Class I
11/30/2017	1.46		0.25		0.39		1.45		115,193	23
10/12/2016 to 11/30/2016(c)	0.17	(d)	0.25	(e)	3.47	(e)	0.96	(e)	4,631	2
Class R5
11/30/2017	1.48		0.25		0.53		1.35		292	23
10/12/2016 to 11/30/2016(c)	0.17	(d)	0.25	(e)	3.47	(e)	0.96	(e)	250	2
Class R6
11/30/2017	1.53		0.20		0.50		1.41		314	23
10/12/2016 to 11/30/2016(c)	0.18	(d)	0.20	(e)	3.44	(e)	1.01	(e)	250	2

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APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE
REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For sales charge reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such reductions or waivers. Please see the section of the prospectus titled “Information for Managing Your Account – Sales Charge Reductions and Waivers” for more information regarding sales charge reductions and waivers available for different classes.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following sales charge reductions and waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

APPENDIX

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Class A, B, and C Shares Available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-End Sales Charge Reductions Available at Merrill Lynch: Breakpoints, Rights of Accumulation, and Letters of Intent

•	Breakpoints as described in this prospectus
•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

APPENDIX

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

MORGAN STANLEY

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

AMERIPRISE

Class A Share Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

APPENDIX

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

APPENDIX

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

APPENDIX

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at: 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

Appendix A of this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers” contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed elsewhere in this prospectus and the related statement of additional information. More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Investment Trust
 Lord Abbett Ultra Short Bond Fund

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	USB-1 (04/18)

Investment Company Act File Number: 811-07988

Statement of Additional Information

April 1, 2018

Lord Abbett Investment Trust
Lord Abbett Research Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Multi-Asset Balanced Opportunity Fund				Lord Abbett Multi-Asset Income Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
Class A	LABFX	Class R2	BLAQX	Class A	ISFAX	Class R2	LIGQX
Class B	LABBX	Class R3	BLARX	Class B	ISFBX	Class R3	LIXRX
Class C	BFLAX	Class R4	BLASX	Class C	ISFCX	Class R4	LIXSX
Class F	BLAFX	Class R5	BLATX	Class F	LIGFX	Class R5	LIXTX
Class F3	LOBFX	Class R6	BLAVX	Class F3	ISFOX	Class R6	LIXVX
Class I	LABYX	Class T	LABTX	Class I	ISFYX	Class T	ISFTX
Class P	LABPX			Class P	ISFPX

Lord Abbett Multi-Asset Focused Growth Fund formerly known as “Lord Abbett Diversified Equity Strategy Fund”				Lord Abbett Convertible Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
Class A	LDSAX	Class R2	LDSQX	Class A	LACFX	Class R2	LBCQX
Class B	LDSBX	Class R3	LDSRX	Class B	LBCFX	Class R3	LCFRX
Class C	LDSCX	Class R4	LDSSX	Class C	LACCX	Class R4	LCFSX
Class F	LDSFX	Class R5	LDSTX	Class F	LBFFX	Class R5	LCFTX
Class F3	LDSOX	Class R6	LDSVX	Class F3	LOCFX	Class R6	LCFVX
Class I	LDSYX	Class T	LDVTX	Class I	LCFYX	Class T	LBCTX
Class P	LDSPX			Class P	LCFPX

Lord Abbett Multi-Asset Growth Fund				Lord Abbett Core Fixed Income Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
Class A	LWSAX	Class R2	LGIQX	Class A	LCRAX	Class R2	LCRQX
Class B	LWSBX	Class R3	LGIRX	Class B	LCRBX	Class R3	LCRRX
Class C	LWSCX	Class R4	LGIKX	Class C	LCRCX	Class R4	LCRSX
Class F	LGXFX	Class R5	LGITX	Class F	LCRFX	Class R5	LCRTX
Class F3	LOWSX	Class R6	LGIVX	Class F3	LCROX	Class R6	LCRVX
Class I	LWSYX	Class T	LWTTX	Class I	LCRYX	Class T	LCITX
Class P	LWSPX			Class P	LCRPX

Lord Abbett Core Plus Bond Fund				Lord Abbett Inflation Focused Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
Class A	LAPLX	Class R3	LAPQX	Class A	LIFAX	Class R3	LIFRX
Class C	LAPCX	Class R4	LAPUX	Class C	LIFCX	Class R4	LIFKX
Class F	LPLFX	Class R5	LAPVX	Class F	LIFFX	Class R5	LIFTX
Class F3	LOPLX	Class R6	LAPWX	Class F3	LIFOX	Class R6	LIFVX
Class I	LAPIX	Class T	LAKTX	Class I	LIFIX	Class T	LILTX
Class R2	LAPTX			Class R2	LIFQX

Lord Abbett Corporate Bond Fund				Lord Abbett Short Duration Core Bond Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
Class A	LBCAX	Class R3	LRCBX	Class A	LDCAX	Class R3	LDCRX
Class C	LBCCX	Class R4	LBCSX	Class C	LDCCX	Class R4	LSCSX
Class F	LCCFX	Class R5	LBCUX	Class F	LDCFX	Class R5	LSCUX
Class F3	LBCOX	Class R6	LBCVX	Class F3	LSCOX	Class R6	LDCVX
Class I	LICIX	Class T	LCBTX	Class I	LSCIX	Class T	LDCTX
Class R2	LCBQX			Class R2	LSCQX

Lord Abbett Floating Rate Fund				Lord Abbett Short Duration Income Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
Class A	LFRAX	Class R2	LFRRX	Class A	LALDX	Class R2	LDLQX
Class B	N/A	Class R3	LRRRX	Class B	LLTBX	Class R3	LDLRX
Class C	LARCX	Class R4	LRRKX	Class C	LDLAX	Class R4	LDLKX
Class F	LFRFX	Class R5	LRRTX	Class F	LDLFX	Class R5	LDLTX
Class F3	LFROX	Class R6	LRRVX	Class F3	LOLDX	Class R6	LDLVX
Class I	LFRIX	Class T	LFRTX	Class I	LLDYX	Class T	LDITX
				Class P	N/A

Lord Abbett High Yield Fund				Lord Abbett Total Return Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
Class A	LHYAX	Class R2	LHYQX	Class A	LTRAX	Class R2	LTRQX
Class B	LHYBX	Class R3	LHYRX	Class B	LTRBX	Class R3	LTRRX
Class C	LHYCX	Class R4	LHYSX	Class C	LTRCX	Class R4	LTRKX
Class F	LHYFX	Class R5	LHYTX	Class F	LTRFX	Class R5	LTRTX
Class F3	LHYOX	Class R6	LHYVX	Class F3	LTROX	Class R6	LTRHX
Class I	LAHYX	Class T	LHITX	Class I	LTRYX	Class T	LRETX
Class P	LHYPX			Class P	LTRPX

Lord Abbett Income Fund				Lord Abbett Ultra Short Bond Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
Class A	LAGVX	Class R2	LAUQX	Class A	LUBAX	Class R5	LUBVX
Class B	LAVBX	Class R3	LAURX	Class F	LUBFX	Class R6	LUBWX
Class C	LAUSX	Class R4	LAUKX	Class F3	LUBOX	Class T	LUBTX
Class F	LAUFX	Class R5	LAUTX	Class I	LUBYX
Class F3	LOGVX	Class R6	LAUVX
Class I	LAUYX	Class T	LAOTX
Class P	N/A

Lord Abbett Research Fund, Inc.

Lord Abbett Calibrated Dividend Growth Fund				Lord Abbett Small Cap Value Fund

CLASS	TICKER	CLASS	TICKER	CLASS	TICKER	CLASS	TICKER
Class A	LAMAX	Class R2	LAMQX	Class A	LRSCX	Class R2	LRSQX
Class B	LAMBX	Class R3	LAMRX	Class B	LRSBX	Class R3	LRSRX
Class C	LAMCX	Class R4	LAMSX	Class C	LSRCX	Class R4	LRSSX
Class F	LAMFX	Class R5	LAMTX	Class F	LRSFX	Class R5	LRSTX
Class F3	LRMAX	Class R6	LAMHX	Class F3	LRSOX	Class R6	LRSVX
Class I	LAMYX	Class T	LBDTX	Class I	LRSYX	Class T	LSVTX
Class P	LAMPX			Class P	LRSPX

Lord Abbett Growth Opportunities Fund

CLASS	TICKER	CLASS	TICKER
Class A	LMGAX	Class R2	LGOQX
Class B	LMGBX	Class R3	LGORX
Class C	LMGCX	Class R4	LGOSX
Class F	LGOFX	Class R5	LGOTX
Class F3	LOMGX	Class R6	LGOVX
Class I	LMGYX	Class T	LGPTX
Class P	LGOPX

This SAI is not a prospectus. A prospectus may be obtained from your financial intermediary or from the Distributor at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI is divided into two Parts - Part I and Part II. Part I contains information that is particular to the Funds offered in this SAI, and should be read in conjunction with the prospectuses for Lord Abbett Investment Trust or Lord Abbett Research Fund, Inc., as applicable, each dated April 1, 2018, as supplemented from time to time. Part I includes information about the Funds, including investment policies, management fees paid by the Funds, and information about other fees applicable to and services provided to the Funds. Part II contains additional information that more generally applies to the Lord Abbett Funds.

Each Fund’s audited financial statements are incorporated into this SAI by reference to the Fund’s 2017 annual report. The Funds’ annual and semiannual reports to shareholders are available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your financial intermediary.

PART I

PAGE

1.	GLOSSARY	1-1

2.	FUND INFORMATION	2-1

3.	INVESTMENT POLICIES	3-1

4.	FUND INVESTMENTS	4-1

5.	BOARD MEMBERS	5-1

6.	INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES	6-1

7.	PORTFOLIO MANAGER INFORMATION	7-1

8.	CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	8-1

9.	FINANCIAL STATEMENTS	9-1

1.
GLOSSARY

Lord Abbett Investment Trust is comprised of the following Funds:

Lord Abbett Multi-Asset Balanced Opportunity Fund: Multi-Asset Balanced Opportunity Fund

Lord Abbett Multi-Asset Focused Growth Fund: Multi-Asset Focused Growth Fund

Lord Abbett Multi-Asset Growth Fund: Multi-Asset Growth Fund

Lord Abbett Multi-Asset Income Fund: Multi-Asset Income Fund

Lord Abbett Convertible Fund: Convertible Fund

Lord Abbett Core Fixed Income Fund: Core Fixed Income Fund

Lord Abbett Core Plus Bond Fund: Core Plus Bond Fund

Lord Abbett Corporate Bond Fund: Corporate Bond Fund

Lord Abbett Floating Rate Fund: Floating Rate Fund

Lord Abbett High Yield Fund: High Yield Fund

Lord Abbett Income Fund: Income Fund

Lord Abbett Inflation Focused Fund: Inflation Focused Fund

Lord Abbett Short Duration Core Bond Fund: Short Duration Core Bond Fund

Lord Abbett Short Duration Income Fund: Short Duration Income Fund

Lord Abbett Total Return Fund: Total Return Fund

Lord Abbett Ultra Short Bond Fund: Ultra Short Bond Fund

Lord Abbett Research Fund is comprised of the following Funds:

Lord Abbett Calibrated Dividend Growth Fund: Calibrated Dividend Growth Fund

Lord Abbett Growth Opportunities Fund: Growth Opportunities Fund

Lord Abbett Small Cap Value Fund: Small Cap Value Fund

Lord Abbett Funds are comprised of the following management investment companies:

Lord Abbett Affiliated Fund, Inc.: Affiliated Fund

Lord Abbett Bond Debenture Fund, Inc.: Bond Debenture Fund

Lord Abbett Developing Growth Fund, Inc.: Developing Growth Fund

Lord Abbett Equity Trust: Equity Trust

Lord Abbett Global Fund, Inc.: Global Fund

Lord Abbett Investment Trust: Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.: Mid Cap Stock Fund

Lord Abbett Municipal Income Fund, Inc.: Municipal Income Fund

Lord Abbett Research Fund, Inc.: Research Fund

Lord Abbett Securities Trust: Securities Trust

Lord Abbett Series Fund, Inc.: Series Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.: Money Market Fund

Part I 1-1

1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
Board	Board of Directors or Trustees
Board Member(s)	Director(s) or Trustee(s) of the Board
CDSC	Contingent Deferred Sales Charge
CEA	Commodity Exchange Act, as amended
CPO	Commodity Pool Operator
Distributor	Lord Abbett Distributor LLC
Fund(s)	Each separate investment portfolio of a Registrant or, if a Registrant has only a single investment portfolio, the Registrant

Fund(s)-of-Funds	Multi-Asset Balanced Opportunity Fund, Multi-Asset Focused Growth Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund

Independent Board Member(s)	Director(s) or Trustee(s) of the Board who are not “interested persons” as defined in the 1940 Act, of each Fund
Interested Board Member(s)	Director(s) or Trustee(s) of the Board who are not Independent Board Members
Lord Abbett	Lord, Abbett & Co. LLC

Moody’s	Moody’s Investors Service, Inc.

NYSE	New York Stock Exchange
Registrant(s)	Investment Trust and/or Research Fund
Rule 12b-1 Plan	Distribution and/or Shareholder Service Plan adopted under Rule 12b-1 (under the 1940 Act)

S&P	S&P Global Ratings

SAI	Statement of Additional Information
SEC	United States Securities and Exchange Commission

Underlying Funds	Affiliated mutual funds managed by Lord Abbett

Part I 1-2

2.
FUND INFORMATION

Each Registrant is an open-end management investment company registered under the 1940 Act. All Funds are diversified within the meaning of the 1940 Act. The tables below set forth information about each Registrant’s organization and certain Funds’ name changes.

Registrant Organization

Registrant	Form of Organization	Date of Organization	Number of Funds	Shares Available for Issuance
Investment Trust	Delaware statutory trust	August 16, 1993	16	Unlimited
Research Fund	Maryland corporation	April 6, 1992	3	2.18 billion shares, $0.001 par value

Fund Name Changes

Fund	Former Name	Effective Date of Name Change
Investment Trust
Multi-Asset Focused Growth Fund	Lord Abbett Diversified Equity Strategy Fund	May 1, 2017
Multi-Asset Balanced Opportunity Fund	Lord Abbett Balanced Strategy Fund	December 1, 2013
Multi-Asset Growth Fund	Lord Abbett Growth & Income Strategy Fund	December 1, 2013
Multi-Asset Income Fund	Lord Abbett Diversified Income Strategy Fund	December 1, 2013

Portfolio Turnover

For the fiscal years ended November 30, 2016 and November 30, 2017, Multi-Asset Focused Growth Fund’s portfolio turnover rate was 7% and 86%, respectively. The increase in Multi-Asset Focused Growth Fund’s portfolio turnover rate was primarily due to a change in the Fund’s principal investment strategies effective May 1, 2017.

Part I 2-1

3.
INVESTMENT POLICIES

Fundamental Investment Restrictions. Each Fund’s investment objective cannot be changed without the approval of a “majority of the Fund’s outstanding shares,”1 except for the investment objective of each of Corporate Bond Fund and Short Duration Core Bond Fund, which may be changed by the Board without shareholder approval. Each Fund also is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund’s outstanding shares.

Investment Trust

Each Fund may not:

1.	borrow money, except that (i) it may borrow from banks (as defined in the 1940 Act)[2] in amounts up to 33⅓% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) it may purchase securities on margin to the extent permitted by applicable law,[3] and (v) it may borrow money from other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

2.	pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund’s investment policies as permitted by applicable law);[4]

3.	engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

4.	with respect to Core Plus Bond Fund, Corporate Bond Fund, Multi-Asset Focused Growth Fund, and Short Duration Core Bond Fund, make loans to other persons, except that (i) the acquisition of bonds, debentures, or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements, or any similar instruments shall not be subject to this limitation, (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

with respect to Floating Rate Fund, make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan interests (including novations, assignments, and participations), bank certificates of deposit, acceptances,

[1]	A “majority of the Fund’s outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).

[2]	The term “bank” is defined in Section 2(a)(5) of the 1940 Act.

[3]	SEC staff guidance currently prohibits a Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

[4]	Current federal securities laws prohibit each Fund from pledging more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the investment restrictions above. For the purpose of this restriction the deposit of assets in a segregated account with a Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.
Part I 3-1

debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;

with respect to Inflation Focused Fund, make loans to other persons, except that the acquisition of bonds, debentures, or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements, or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

with respect to each Fund except Core Plus Bond Fund, Floating Rate Fund, and Inflation Focused Fund, make loans to other persons, except that (i) the acquisition of bonds, debentures, or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements, or any similar instruments shall not be subject to this limitation, and (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

5.	buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies, which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a CPO under the CEA as, for example, with futures contracts);

6.	with respect to 75% of each Fund’s gross assets, buy securities of one issuer representing more than (i) 5% of each Fund’s gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and for each of the Fund-of-Funds, securities issued by an investment company or (ii) 10% of the voting securities of such issuer;[5]

7.	with respect to Convertible Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Focused Growth Fund, Multi-Asset Growth Fund, Multi-Asset Income Fund, and Short Duration Income Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry excluding securities of the U.S. Government, its agencies and instrumentalities;

8.	with respect to Corporate Bond Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry;

9.	with respect to Core Fixed Income Fund, Core Plus Bond Fund, Short Duration Core Bond Fund, and Total Return Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities, and mortgage-backed securities as described under “Mortgage-Related and other Asset-Backed Securities” below); or

10.	with respect to Ultra Short Bond Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities, and the financial services industry); or

[5]	For purposes of this fundamental investment restriction, the term "gross assets" means "total assets."

Part I 3-2

11.	issue senior securities to the extent such issuance would violate applicable law.[6]

Compliance with these fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first fundamental investment restriction, with which the Funds must comply on a continuous basis. For purposes of these restrictions, the Funds, with the exception of Ultra Short Bond Fund, do not consider mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, as representing interests in any particular industry or group of industries.

Research Fund

Each Fund may not:

1.	borrow money, except that (i) it may borrow from banks (as defined in the 1940 Act)[7] in amounts up to 33⅓% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) it may purchase securities on margin to the extent permitted by applicable law,[8] and (v) it may borrow money from other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

2.	pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund’s investment policies as permitted by applicable law); [9]

3.	engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

4.	make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

5.	buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a CPO under the CEA as, for example, with futures contracts);

[6]	Current federal securities laws prohibit each Fund from issuing senior securities (which generally are defined as securities representing indebtedness), except that the Fund may borrow money from banks in amounts of up to 33⅓% of its total assets (including the amount borrowed).

[7]	The term “bank” is defined in Section 2(a)(5) of the 1940 Act.

[8]	SEC staff guidance currently prohibits a Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

[9]	Current federal securities laws prohibit each Fund from pledging more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the investment restrictions above. For the purpose of this restriction, the deposit of assets in a segregated account with a Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.

Part I 3-3

6.	with respect to 75% of each Fund’s gross assets, buy securities of one issuer representing more than (i) 5% of each Fund’s gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) own more than 10% of the voting securities of such issuer;[10]

7.	invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

8.	issue senior securities to the extent such issuance would violate applicable law.[11]

Compliance with these fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first fundamental investment restriction, with which the Funds must comply on a continuous basis.

Non-Fundamental Investment Restrictions. Each Fund also is subject to the following non-fundamental investment restrictions that may be changed by the Registrant’s Board without shareholder approval.

Investment Trust

Each Fund may not:

1.	make short sales of securities or maintain a short position except to the extent permitted by applicable law;

2.	invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the 1933 Act, as amended (“Rule 144A”), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

3.	invest in securities issued by other investment companies except to the extent permitted by applicable law. Core Fixed Income Fund, Core Plus Bond Fund, Corporate Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund, Total Return Fund, and Ultra Short Bond Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act;

4.	with respect to each Fund except Corporate Bond Fund, Inflation Focused Fund, Short Duration Core Bond Fund, and Ultra Short Bond Fund, invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund’s total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the NYSE or NYSE MKT LLC or a major foreign exchange);

with respect to Corporate Bond Fund and Short Duration Core Bond Fund, invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund’s total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the NYSE or NYSE MKT LLC or another major domestic or foreign exchange);

with respect to Ultra Short Bond Fund only, invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund’s total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the NYSE or a major foreign exchange);

[10]	For purposes of this fundamental investment restriction, the term “gross assets” means “total assets.”

[11]	Current federal securities laws prohibit each Fund from issuing senior securities (which generally are defined as securities representing indebtedness), except that a Fund may borrow money from banks in amounts of up to 33⅓% of its total assets (including the amount borrowed).

Part I 3-4

5.	with respect to each Fund except Inflation Focused Fund, invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

6.	write, purchase or sell puts, calls, straddles, spreads, or combinations thereof, except to the extent permitted in its prospectus and SAI, as they may be amended from time to time;

7.	buy from or sell to any of the Registrant’s officers, trustees, employees, or its investment adviser or any of the adviser’s officers, partners, or employees, any securities other than the Trust’s shares; or

8.	with respect to High Yield Fund only, invest more than 10% of the market value of its gross assets at the time of investment in debt securities, which are in default as to interest or principal.

Research Fund

Each Fund may not:

1.	make short sales of securities or maintain a short position except to the extent permitted by applicable law;

2.	invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the 1933 Act, determined by Lord Abbett to be liquid, subject to the oversight of the Board;

3.	invest in securities issued by other investment companies except to the extent permitted by applicable law. The Funds may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act;

4.	invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of a Fund’s total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the NYSE or the American Stock Exchange or a major foreign exchange);

5.	invest in real estate limited partnership interests or interests in oil, gas, or other mineral leases, or exploration or development programs, except that it may invest in securities issued by companies that engage in oil, gas, or other mineral exploration or other development activities;

6.	write, purchase or sell puts, calls, straddles, spreads, or combinations thereof, except to the extent permitted in its prospectus and SAI, as they may be amended from time to time; or

7.	buy from or sell to any of the Registrant’s officers, directors, employees, or its investment adviser or any of the adviser’s officers, partners, or employees, any securities other than Registrant shares.

Compliance with these non-fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the second and fourth non-fundamental investment restrictions, with which each applicable Fund must comply at the time of purchase. A Fund will not be required to sell illiquid securities if the percentage of the Fund’s net assets represented by illiquid securities exceeds the 15% limit due to market activity or the sale of liquid securities; however, in these situations the Fund will take appropriate measures to reduce the percentage of its net assets invested in illiquid securities in an orderly fashion.

Part I 3-5

4.
FUND INVESTMENTS

The following tables identify, for each Fund, the investment types and techniques that Lord Abbett may use in managing the Fund. A more detailed description of these investment types and techniques, along with the risks associated with each, is contained in the “Additional Information on Portfolio Investments, Risks, and Techniques” section of Part II. A Fund may use any or all of these investment types and techniques indicated below at any one time, and the fact that a Fund may use a particular investment type or technique does not mean that it will be used. A Fund’s transactions in a particular investment type or use of a particular technique is subject to the limitations imposed by the Fund’s investment objective, policies, and restrictions described in the Fund’s prospectus and in this SAI, as well as the federal securities laws.

Please refer to the applicable prospectus and the fundamental and non-fundamental investment restrictions in the “Investment Policies” section of Part I for more information on any applicable limitations.

MULTI-ASSET FUNDS
Investment Type
	Multi- Asset Balanced Opp. Fund	Multi- Asset Focused Growth Fund	Multi- Asset Growth Fund	Multi- Asset Income Fund
Asset-Backed Securities	■	■	■	■
Mortgage-Related Securities	■	■	■	■
Cash/Short-Term Instruments	■	■	■	■
Bank Certificates of Deposits and Time Deposits	■	■	■	■
Bankers’ Acceptances	■	■	■	■
Commercial Paper	■	■	■	■
Non-U.S. Government Money Market Securities	■	■	■	■
Repurchase Agreements	■	■	■	■
Convertible Securities	■	■	■	■
Synthetic Convertible Securities	■	■	■	■
Debt Securities	■	■	■	■
Defaulted Bonds and/or Distressed Debt	■	■	■	■
High-Yield Debt Securities	■	■	■	■
Inflation-Indexed Securities	■	■	■	■
Municipal Bonds	■	■	■	■
Non-U.S. Gov’t and Supranational Debt Securities	■	■	■	■
Tender Option Bonds	■	■	■	■
U.S. Government Securities	■	■	■	■
Zero Coupon Bonds	■	■	■	■
Depositary Receipts	■	■	■	■
Derivatives	■	■	■	■
Commodity-Linked Derivatives	■	■	■	■
Credit Derivatives	■	■	■	■
Forward Currency Contracts	■	■	■	■
Futures Contracts	■	■	■	■
Options Contracts	■	■	■	■
Structured Securities and Other Hybrid Instruments	■	■	■	■

Part I 4-1

MULTI-ASSET FUNDS
Investment Type
	Multi- Asset Balanced Opp. Fund	Multi- Asset Focused Growth Fund	Multi- Asset Growth Fund	Multi- Asset Income Fund
Swap Agreements	■	■	■	■
Equity Securities	■	■	■	■
Common Stocks	■	■	■	■
Preferred Stocks	■	■	■	■
Warrants and Rights	■	■	■	■
Foreign Currency Transactions	■	■	■	■
Foreign Securities	■	■	■	■
Emerging Market Securities	■	■	■	■
Illiquid Securities	■	■	■	■
Interfund Lending	■	■	■	■
IPOs	■	■	■	■
Other Investment Companies	■	■	■	■
REITs	■	■	■	■
Reverse Repurchase Agreements	■	■	■	■
Senior Loans and Other Bank Loans	■	■	■	■
Short Sales	■	■	■	■
Structured Products	■	■	■	■
CBOs
CDOs
CLOs	■	■	■	■
CMOs	■	■	■	■
When-Issued or Forward Transactions	■	■	■	■

FIXED INCOME FUNDS
Investment Type
	Convert. Fund	Core Fixed Income Fund	Core Plus Bond Fund	Corporate Bond Fund
Asset-Backed Securities		■	■	■
Mortgage-Related Securities		■	■	■
Cash/Short-Term Instruments	■	■	■	■
Bank Certificates of Deposits and Time Deposits	■	■	■	■
Bankers’ Acceptances	■	■	■	■
Commercial Paper	■	■	■	■
Non-U.S. Government Money Market Securities	■	■	■	■
Repurchase Agreements	■	■	■	■
Convertible Securities	■	■	■
Synthetic Convertible Securities	■	■	■
Debt Securities	■	■	■	■
Defaulted Bonds and/or Distressed Debt	■	■	■
High-Yield Debt Securities	■	■	■	■*
Inflation-Indexed Securities	■	■	■	■

Part I 4-2

FIXED INCOME FUNDS
Investment Type
	Convert. Fund	Core Fixed Income Fund	Core Plus Bond Fund	Corporate Bond Fund
Municipal Bonds	■	■	■	■
Non-U.S. Gov’t and Supranational Debt Securities		■	■	■
Tender Option Bonds	■	■	■	■
U.S. Government Securities	■	■	■	■
Zero Coupon Bonds	■	■	■	■
Depositary Receipts	■	■	■	■
Derivatives	■	■	■	■
Commodity-Linked Derivatives
Credit Derivatives	■	■	■	■
Forward Currency Contracts	■	■	■	■
Futures Contracts	■	■	■	■
Options Contracts	■	■	■	■
Structured Securities and Other Hybrid Instruments	■	■	■	■
Swap Agreements	■	■	■	■
Equity Securities	■
Common Stocks	■
Preferred Stocks	■
Warrants and Rights	■
Foreign Currency Transactions	■	■	■	■
Foreign Securities	■	■	■	■
Emerging Market Securities	■	■	■	■
Illiquid Securities	■	■	■	■
Interfund Lending	■	■	■	■
IPOs	■
Other Investment Companies	■	■	■	■
REITs	■	■	■	■
Reverse Repurchase Agreements	■	■	■	■
Senior Loans and Other Bank Loans		■	■	■
Short Sales	■	■	■	■
Structured Products		■	■	■
CBOs
CDOs
CLOs		■	■	■
CMOs		■	■	■
When-Issued or Forward Transactions	■	■	■	■

Part I 4-3

FIXED INCOME FUNDS
Investment Type
	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund
Asset-Backed Securities		■	■	■
Mortgage-Related Securities		■	■	■
Cash/Short-Term Instruments	■	■	■	■
Bank Certificates of Deposits and Time Deposits	■	■	■	■
Bankers’ Acceptances	■	■	■	■
Commercial Paper	■	■	■	■
Non-U.S. Government Money Market Securities	■	■	■	■
Repurchase Agreements	■	■	■	■
Convertible Securities	■	■	■	■
Synthetic Convertible Securities	■	■	■	■
Debt Securities	■	■	■	■
Defaulted Bonds and/or Distressed Debt	■	■	■	■
High-Yield Debt Securities	■	■	■	■
Inflation-Indexed Securities	■	■	■	■
Municipal Bonds	■	■	■	■
Non-U.S. Gov’t and Supranational Debt Securities		■	■	■
Tender Option Bonds	■	■	■	■
U.S. Government Securities	■	■	■	■
Zero Coupon Bonds	■	■	■	■
Depositary Receipts	■	■	■	■
Derivatives	■	■	■	■
Commodity-Linked Derivatives				■
Credit Derivatives	■	■	■	■
Forward Currency Contracts	■	■	■	■
Futures Contracts	■	■	■	■
Options Contracts	■	■	■	■
Structured Securities and Other Hybrid Instruments	■	■	■	■
Swap Agreements	■	■	■	■
Equity Securities	■	■	■	■
Common Stocks		■
Preferred Stocks		■	■	■
Warrants and Rights		■	■	■
Foreign Currency Transactions	■	■	■	■
Foreign Securities	■	■	■	■
Emerging Market Securities	■	■	■	■
Illiquid Securities	■	■	■	■
Interfund Lending	■	■	■	■
IPOs	■	■
Other Investment Companies	■	■	■	■
REITs	■	■	■	■
Reverse Repurchase Agreements	■	■	■	■
Senior Loans and Other Bank Loans	■	■	■	■
Short Sales	■	■	■	■
Structured Products	■	■	■	■

Part I 4-4

FIXED INCOME FUNDS
Investment Type
	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund
CBOs
CDOs
CLOs	■	■	■	■
CMOs		■	■	■
When-Issued or Forward Transactions	■	■	■	■

FIXED INCOME FUNDS
Investment Type
	Short Duration Core Bond Fund	Short Duration Income Fund	Total Return Fund	Ultra Short Bond Fund
Asset-Backed Securities	■	■	■	■
Mortgage-Related Securities	■	■	■	■
Cash/Short-Term Instruments	■	■	■	■
Bank Certificates of Deposits and Time Deposits	■	■	■	■
Bankers’ Acceptances	■	■	■	■
Commercial Paper	■	■	■	■
Non-U.S. Government Money Market Securities	■	■	■	■
Repurchase Agreements	■	■	■	■
Convertible Securities		■	■
Synthetic Convertible Securities		■	■
Debt Securities	■	■	■	■
Defaulted Bonds and/or Distressed Debt		■	■
High-Yield Debt Securities	■*	■	■	■*
Inflation-Indexed Securities	■	■	■	■
Municipal Bonds	■	■	■	■
Non-U.S. Gov’t and Supranational Debt Securities	■	■	■	■
Tender Option Bonds	■	■	■	■
U.S. Government Securities	■	■	■	■
Zero Coupon Bonds	■	■	■	■
Depositary Receipts	■	■	■
Derivatives	■	■	■	■
Commodity-Linked Derivatives
Credit Derivatives	■	■	■	■
Forward Currency Contracts	■	■	■	■
Futures Contracts	■	■	■	■
Options Contracts	■	■	■	■
Structured Securities and Other Hybrid Instruments	■	■	■	■
Swap Agreements	■	■	■	■
Equity Securities		■	■
Common Stocks
Preferred Stocks		■	■

Part I 4-5

FIXED INCOME FUNDS
Investment Type
	Short Duration Core Bond Fund	Short Duration Income Fund	Total Return Fund	Ultra Short Bond Fund
Warrants and Rights		■	■
Foreign Currency Transactions	■	■	■
Foreign Securities	■	■	■	■
Emerging Market Securities	■	■	■	■
Illiquid Securities	■	■	■	■
Interfund Lending	■	■	■	■
IPOs
Other Investment Companies	■	■	■	■
REITs	■	■	■	■
Reverse Repurchase Agreements	■	■	■	■
Senior Loans and Other Bank Loans	■	■	■
Short Sales	■	■	■	■
Structured Products	■	■	■	■
CBOs
CDOs
CLOs	■	■	■
CMOs	■	■	■	■
When-Issued or Forward Transactions	■	■	■	■
*	Each of Corporate Bond Fund, Short Duration Core Bond Fund, and Ultra Short Bond Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if it purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded.

U.S. EQUITY FUNDS
Investment Type
	Calibrated Dividend Growth Fund	Growth Opp. Fund	Small Cap Value Fund
Asset-Backed Securities
Mortgage-Related Securities
Cash/Short-Term Instruments	■	■	■
Bank Certificates of Deposits and Time Deposits	■	■	■
Bankers’ Acceptances	■	■	■
Commercial Paper	■	■	■
Non-U.S. Government Money Market Securities	■	■	■
Repurchase Agreements	■	■	■
Convertible Securities	■	■	■
Synthetic Convertible Securities	■	■
Debt Securities	■	■
Defaulted Bonds and/or Distressed Debt	■	■
High-Yield Debt Securities	■**	■**
Inflation-Indexed Securities
Municipal Bonds

Part I 4-6

U.S. EQUITY FUNDS
Investment Type
	Calibrated Dividend Growth Fund	Growth Opp. Fund	Small Cap Value Fund
Non-U.S. Gov’t and Supranational Debt Securities
Tender Option Bonds
U.S. Government Securities	■	■	■
Zero Coupon Bonds
Depositary Receipts	■	■	■
Derivatives	■	■	■
Commodity-Linked Derivatives
Credit Derivatives
Forward Currency Contracts	■	■	■
Futures Contracts	■	■	■
Options Contracts	■	■	■
Structured Securities and Other Hybrid Instruments	■	■	■
Swap Agreements	■	■	■
Equity Securities	■	■	■
Common Stocks	■	■	■
Preferred Stocks	■	■	■
Warrants and Rights	■	■	■
Foreign Currency Transactions	■	■	■
Foreign Securities	■	■	■
Emerging Market Securities	■	■	■
Illiquid Securities	■	■	■
Interfund Lending	■	■	■
IPOs	■	■	■
Other Investment Companies	■	■	■
REITs	■	■	■
Reverse Repurchase Agreements	■	■	■
Senior Loans and Other Bank Loans
Short Sales	■	■	■
Structured Products
CBOs
CDOs
CLOs
CMOs
When-Issued or Forward Transactions	■	■	■
**	Each of Calibrated Dividend Growth Fund and Growth Opportunities Fund may at times hold below investment grade securities (commonly referred to as “high-yield” or “junk” bonds) if it purchased securities that were considered investment grade at their time of purchase and such securities subsequently are downgraded.

Part I 4-7

Related Additional Investment Restrictions

In addition to the principal investment strategies (and related restrictions) discussed in each Fund’s prospectus, each Fund may use other investment techniques in seeking to achieve its investment objective, as set forth in the table above. The applicable investment restrictions associated with such other investment techniques are set forth below. Please see ‘‘Additional Information on Portfolio Investments, Risks, and Techniques’’ in Part II of the SAI for more information on these and the other investment techniques that may be used by the Funds.

Borrowing Money. Each Fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund may be more volatile and other investment risks will tend to be compounded. Each Fund will not purchase additional securities while outstanding borrowings exceed 5% of its total assets.

Each Fund may engage in other transactions that may have the effect of creating leverage in the Fund’s portfolio, including, by way of example, derivatives transactions and reverse repurchase agreements. A Fund will generally not treat such transactions as borrowings of money.

Direct Investments by Funds-of-Funds. In addition to its investment in shares of Underlying Funds, and unless expressly prohibited or permitted in excess of the limitations described in this sentence, each of the Funds-of-Funds may pursue its investment strategy by investing up to 5% of its net assets directly in securities (other than shares of an Underlying Fund) and non-securities consistent with its respective investment objectives, policies, and restrictions.

The Underlying Funds of each Fund-of-Funds are listed in “Appendix B: Underlying Funds of the Funds-of-Funds” of the Fund-of-Fund’s prospectus. Please refer to Appendix B and each Underlying Fund’s prospectus for information about the applicable investment restrictions of the Underlying Funds.

Municipal Securities. Each Fund-of-Funds may invest up to 5% of its net assets in municipal bonds that, at the time of purchase, are rated investment grade or below investment grade by an independent rating agency or are unrelated but determined by Lord Abbett to be of comparable quality. In addition, the Funds-of-Funds may gain exposure to municipal bonds of any quality through investments in certain Underlying Funds. Each of Convertible Fund, Core Fixed Income Fund, Core Plus Bond Fund, Corporate Bond Fund, Floating Rate Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund, Total Return Fund, and Ultra Short Bond Fund may invest up to 5% of its net assets in municipal bonds that, at the time of purchase, are rated investment grade by an independent rating agency or are unrated but determined by Lord Abbett to be of comparable quality.

Short Sales. Each Fund may engage in “short sales against the box.” Each Fund may not engage in any other type of short selling and does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales. This limit does not apply to the Fund’s use of short positions in futures contracts, including U.S. Treasury note futures, securities index futures, other futures contracts or currency forwards, or other short positions in derivatives.

Foreign Securities. Each of Core Fixed Income Fund, Corporate Bond Fund, Short Duration Core Bond Fund, and Ultra Short Bond Fund may invest up to 5% of its net assets in securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.

Spot Transactions. Core Fixed Income Fund may invest up to 5% of its net assets in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Foreign Currency Options. Core Fixed Income Fund may invest up to 5% of its net assets in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities a Fund holds in its portfolio or intends to purchase.

Part I 4-8

Commodities. Inflation Focused Fund may gain exposure to commodities by investing up to 5% of its assets in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

Structured Securities and Other Hybrid Instruments. Each of Convertible Fund, Core Fixed Income Fund, Core Plus Bond Fund, Corporate Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund, Total Return Fund, and Ultra Short Bond Fund may invest up to 5% of its net assets in structured securities consistent with its investment objectives, policies, and restrictions. In the case of Core Fixed Income Fund, Core Plus Bond Fund, Corporate Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund, and Total Return Fund, the 5% limit referenced above may include investments in collateralized loan obligations.

Assignments and Participations in Senior Loans. To the extent a Fund invests in participations with respect to senior loans, the Fund intends to acquire participations only if the group of loan investors selling the participation, and any other persons interpositioned between the Fund and the group of loan investors, at the time of investment, has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody’s) or comparably rated by another independent rating agency or determined by Lord Abbett to be of comparable quality. Similarly, a Fund will purchase an assignment or participation or act as a loan investor with respect to a syndicated senior loan only where the agent, typically a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution, that is originating, negotiating, and structuring the senior loan for a group of loan investors, at the time of investment, has outstanding debt or deposit obligations rated investment grade by an independent rating agency or determined by Lord Abbett to be of comparable quality. For more information, please see “Additional Information on Portfolio Investments, Risks, and Techniques – Senior Loans” section of Part II.

When-Issued or Forward Transactions. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When-issued purchases and forward transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. Each Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Part I 4-9

5.
BOARD MEMBERS

The Board Members of the Registrants are also Board Members of each of the Lord Abbett Funds, which collectively consist of 61 funds. For more information on the Board Members, please see the “Management of the Funds” section of Part II.

Compensation

The following table sets forth the compensation accrued by the Registrant for the Independent Board Members and the total compensation paid by all Lord Abbett Funds to the Independent Board Members, including amounts payable but deferred at the option of each Independent Board Member. No Interested Board Member or officer of the Lord Abbett Funds received any compensation from the Funds for acting as a Board Member or officer. The Lord Abbett Funds currently do not offer a bonus, pension, profit-sharing, or retirement plan.

Board Members	Investment Trust For the Fiscal Year Ended November 30, 2017 Aggregate Compensation Accrued by the Registrant[1]	Research Fund For the Fiscal Year Ended November 30, 2017 Aggregate Compensation Accrued by the Registrant[1]	Total Compensation Paid by the Lord Abbett Funds[2]
E. Thayer Bigelow[3]	$29,794	$1,846	$0
Robert B. Calhoun, Jr.[4]	179,488	10,180	329,600
Eric C. Fast	166,802	9,456	307,200
Evelyn E. Guernsey	194,327	10,991	355,600
Julie A. Hill	182,124	10,321	328,400
Franklin W. Hobbs	177,975	10,084	326,800
Kathleen M. Lutito[5]	-	-	1,369
James M. McTaggart	183,624	10,407	336,800
Karla M. Rabusch[5]	-	-	1,369
Mark A. Schmid	183,591	10,409	336,800
James L.L. Tullis	234,864	13,269	442,800

[1]	Independent Board Members’ fees, including attendance fees for Board and committee meetings, are allocated among all Lord Abbett Funds based on the net assets of each Fund. A portion of the fees payable by each Fund to its Independent Board Members may be deferred at the option of a Board Member under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Board Members. In addition, $25,000 of each Board Member’s retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett Funds under the equity-based plan. With respect to Investment Trust, the total deferred amounts for Mr. Bigelow, Mr. Calhoun, Mr. Fast, Ms. Guernsey, Ms. Hill, Mr. Hobbs, Mr. McTaggart, Mr. Schmid, and Mr. Tullis are $1,928, $179,488, $166,802, $14,086, $45,639, $177,975, $112,688, $183,591, and $102,237, respectively. With respect to Research Fund, the total deferred amounts for Mr. Bigelow, Mr. Calhoun, Mr. Fast, Ms. Guernsey, Ms. Hill, Mr. Hobbs, Mr. McTaggart, Mr. Schmid, and Mr. Tullis are $120, $10,180, $9,456, $800, $2,591, $10,084, $6,398, $10,409, and $5,789, respectively.

[2]	The third column shows total compensation, including the types of compensation described in the “For the Fiscal Year Ended November 30, 2017 Aggregate Compensation Accrued by the Registrant” column of the applicable Registrant, accrued by all Lord Abbett Funds during the year ended December 31, 2017, including fees Independent Board Members have chosen to defer.

[3]	Mr. Bigelow retired from the Board and the Board of Directors/Trustees of each of the other Lord Abbett Funds effective December 31, 2016.

[4]	Mr. Calhoun retired from the Board and the Board of Directors/Trustees of each of the other Lord Abbett Funds effective December 31, 2017.

[5]	Ms. Lutito and Ms. Rabusch were elected to the Board and the Board of Directors/Trustees of each of the other Lord Abbett Funds effective December 30, 2017.

Part I 5-1

Fund Ownership

The following table sets forth certain information about the dollar range of equity securities beneficially owned by each Board Member in the Registrant and all other Lord Abbett Funds as of December 31, 2017. The amounts shown include deferred compensation (including interest) to the Board Members deemed invested in Fund shares. The amounts ultimately received by the Board Members under the deferred compensation plan will be directly linked to the investment performance of the Lord Abbett Funds.

Ranges: A - $0, B - $1-$10,000, C - $10,001-$50,000, D - $50,001-$100,000, E - More than $100,000

Dollar Range of Equity Securities in the Fund	Sieg	Fast	Guernsey	Hill	Hobbs
Investment Trust
Multi-Asset Balanced Opportunity Fund	C	B	B	D	E
Multi-Asset Focused Growth Fund	C	B	B	B	C
Multi-Asset Growth Fund	A	B	E	B	C
Multi-Asset Income Fund	A	B	B	C	C
Convertible Fund	A	B	B	B	C
Core Fixed Income Fund	A	B	B	B	C
Core Plus Bond Fund	A	B	B	B	B
Corporate Bond Fund	A	B	B	B	B
Floating Rate Fund	A	E	C	D	E
High Yield Fund	D	B	B	C	E
Income Fund	A	B	B	C	E
Inflation Focused Fund	A	B	B	C	C
Short Duration Core Bond Fund	A	B	B	B	B
Short Duration Income Fund	D	E	D	E	E
Total Return Fund	D	B	B	C	D
Ultra Short Bond Fund	D	B	B	B	B

Research Fund
Calibrated Dividend Growth Fund	E	B	B	E	E
Growth Opportunities Fund	E	B	B	C	D
Small Cap Value Fund	C	E	B	D	E

Aggregate Dollar Range of Equity Securities in Lord Abbett Funds	E	E	E	E	E

Part I 5-2

Ranges: A - $0, B - $1-$10,000, C - $10,001-$50,000, D - $50,001-$100,000, E - More than $100,000

Dollar Range of Equity Securities in the Fund	Lutito[1]	McTaggart	Rabusch[1]	Schmid	Tullis
Investment Trust
Multi-Asset Balanced Opportunity Fund	B	B	B	B	B
Multi-Asset Focused Growth Fund	B	B	B	B	B
Multi-Asset Growth Fund	B	B	B	B	B
Multi-Asset Income Fund	B	B	B	B	B
Convertible Fund	B	B	B	B	B
Core Fixed Income Fund	B	B	B	B	B
Core Plus Bond Fund	B	B	B	B	B
Corporate Bond Fund	B	B	B	B	B
Floating Rate Fund	B	B	B	B	E
High Yield Fund	B	B	B	E	D
Income Fund	B	B	B	B	B
Inflation Focused Fund	B	B	B	B	B
Short Duration Core Bond Fund	B	B	B	B	B
Short Duration Income Fund	B	C	B	E	E
Total Return Fund	B	B	B	B	B
Ultra Short Bond Fund	B	B	B	B	B

Research Fund
Calibrated Dividend Growth Fund	B	B	B	B	C
Growth Opportunities Fund	B	B	B	B	B
Small Cap Value Fund	B	B	B	B	C

Aggregate Dollar Range of Equity Securities in Lord Abbett Funds	B	E	B	E	E

[1]	Ms. Lutito and Ms. Rabusch were elected to the Board and the Board of Directors/Trustees of each of the other Lord Abbett Funds effective December 30, 2017.

Committee Meetings

The following table sets forth the number of times each committee of the Board met during the most recent fiscal year:

Fiscal Year Ended	Audit Committee	Proxy Committee	Nominating and Governance Committee	Contract Committee
November 30, 2017	4	2	7	8

Part I 5-3

6.
INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES

For more information on Lord Abbett, please see the “Investment Adviser” section of Part II.

Lord Abbett is each Fund’s investment adviser. Lord Abbett is a privately held investment adviser. Lord Abbett’s address is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreements between Lord Abbett and each Lord Abbett Fund, on behalf of each Fund, Lord Abbett is entitled to an annual management fee based on each Fund’s average daily net assets. The management fee is allocated to each class of shares based upon the relative proportion of each Fund’s net assets represented by that class.

For certain Funds, Lord Abbett has contractually agreed to waive its fees and reimburse expenses. These agreements may be terminated only by the Fund’s Board.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, Rule 12b-1 Plan expenses, Independent Board Members’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Management Fee Rates

The management fee is accrued daily, payable monthly, and calculated at the following annual rates:

Investment Trust
Multi-Asset Balanced Opportunity Fund, Multi-Asset Focused Growth Fund, Multi-Asset Growth Fund, and Multi-Asset Income Fund
All assets	0.10%
Convertible Fund
First $1 billion	0.70%
Next $1 billion	0.60%
Over $2 billion	0.57%
Core Fixed Income Fund
First $1 billion	0.24%
Next $1 billion	0.21%
Over $2 billion	0.20%
Core Plus Bond Fund and Total Return Fund
First $4 billion	0.28%
Next $11 billion	0.26%
Over $15 billion	0.25%
Corporate Bond Fund
First $2 billion	0.40%
Over $2 billion	0.35%
Floating Rate Fund
First $1 billion	0.50%
Over $1 billion	0.45%

Part I 6-1

High Yield Fund
First $1 billion	0.60%
Next $1 billion	0.55%
Over $2 billion	0.50%
Income Fund
First $3 billion	0.38%
Next $7 billion	0.35%
Over $10 billion	0.34%
Inflation Focused Fund
First $2 billion	0.30%
Next $3 billion	0.28%
Over $5 billion	0.26%
Short Duration Core Bond Fund
First $1 billion	0.30%
Next $1 billion	0.25%
Over $2 billion	0.20%
Short Duration Income Fund
First $1 billion	0.35%
Next $1 billion	0.30%
Over $2 billion	0.25%
Ultra Short Bond Fund
All assets	0.20%

Research Fund
Calibrated Dividend Growth Fund
First $2 billion	0.55%
Over $2 billion	0.49%
Growth Opportunities Fund
First $1 billion	0.75%
Next $1 billion	0.65%
Next $1 billion	0.60%
Over $3 billion	0.58%
Small Cap Value Fund
First $2 billion	0.75%
Over $2 billion	0.70%

Management Fees Paid to Lord Abbett

The following tables set forth the management fees each Fund paid to Lord Abbett (taking into account any management fee waivers) for the last three fiscal years ended November 30th:

	2015
	Gross Management Fees	Management Fees Waived	Net Management Fees
Investment Trust
Multi-Asset Balanced Opportunity Fund	$2,169,684	$0	$2,169,684
Multi-Asset Focused Growth Fund	278,296	(278,296)	0
Multi-Asset Growth Fund	1,223,058	0	1,223,058
Multi-Asset Income Fund	2,453,789	0	2,453,789
Convertible Fund	5,480,084	(428,773)	5,051,311
Core Fixed Income Fund[1]	5,732,337	(2,616,169)	3,116,168
Core Plus Bond Fund[1,2]	N/A	N/A	N/A

Part I 6-2

	2015
	Gross Management Fees	Management Fees Waived	Net Management Fees
Corporate Bond Fund[3]	N/A	N/A	N/A
Floating Rate Fund	30,765,648	0	30,765,648
High Yield Fund	22,435,748	(267)	22,435,481
Income Fund[4]	10,632,852	(2,564,234)	8,068,618
Inflation Focused Fund[5]	3,249,106	(1,704,981)	1,554,125
Short Duration Core Bond Fund[3]	N/A	N/A	N/A
Short Duration Income Fund	91,448,481	0	91,448,481
Total Return Fund[1]	9,649,511	(3,544,018)	6,105,493
Ultra Short Bond Fund[6]	N/A	N/A	N/A

Research Fund
Calibrated Dividend Growth Fund[7]	$12,639,671	$(4,436,533)	$8,203,138
Growth Opportunities Fund	5,206,943	0	5,206,943
Small Cap Value Fund	11,407,329	0	11,407,329

	2016
	Gross Management Fees	Management Fees Waived	Net Management Fees
Investment Trust
Multi-Asset Balanced Opportunity Fund	$1,984,721	$0	$1,984,721
Multi-Asset Focused Growth Fund	256,528	(256,528)	0
Multi-Asset Growth Fund	1,116,207	0	1,116,207
Multi-Asset Income Fund	1,917,228	0	1,917,228
Convertible Fund	4,114,263	(464,375)	3,649,888
Core Fixed Income Fund[1]	5,705,205	(2,602,602)	3,102,603
Core Plus Bond Fund[1,2]	47,229	(47,229)	0
Corporate Bond Fund[3]	N/A	N/A	N/A
Floating Rate Fund	30,592,629	0	30,592,629
High Yield Fund	25,829,024	0	25,829,024
Income Fund[8]	9,119,060	(2,186,861)	6,932,199
Inflation Focused Fund[5]	2,453,443	(980,346)	1,473,097
Short Duration Core Bond Fund[3]	N/A	N/A	N/A
Short Duration Income Fund	89,852,475	0	89,852,475
Total Return Fund[1]	10,907,367	(3,511,285)	7,396,082
Ultra Short Bond Fund[6]	2,800	(2,800)	0

Research Fund
Calibrated Dividend Growth Fund[7]	$12,507,616	$(4,262,014)	$8,245,602
Growth Opportunities Fund	4,365,431	0	4,365,431
Small Cap Value Fund	8,772,985	0	8,772,985

	2017
	Gross Management Fees	Management Fees Waived	Net Management Fees
Investment Trust
Multi-Asset Balanced Opportunity Fund	$1,872,702	$0	$1,872,702
Multi-Asset Focused Growth Fund	236,614	(99,615)	136,999
Multi-Asset Growth Fund	1,042,327	0	1,042,327

Part I 6-3

	2017
	Gross Management Fees	Management Fees Waived	Net Management Fees
Multi-Asset Income Fund	1,705,711	0	1,705,711
Convertible Fund	4,931,509	(28,128)	4,903,381
Core Fixed Income Fund[1]	5,391,769	(2,445,885)	2,945,884
Core Plus Bond Fund[1]	53,381	(53,381)	0
Corporate Bond Fund[3]	13,989	(13,989)	0
Floating Rate Fund	52,310,678	0	52,310,678
High Yield Fund	34,428,414	0	34,428,414
Income Fund[9]	9,616,235	(2,177,313)	7,438,922
Inflation Focused Fund[5]	4,459,284	(631,612)	3,827,672
Short Duration Core Bond Fund[3]	11,687	(11,687)	0
Short Duration Income Fund	101,866,001	0	101,866,001
Total Return Fund[1]	13,297,757	(3,865,404)	9,432,353
Ultra Short Bond Fund	1,203,055	(656,925)	546,130

Research Fund
Calibrated Dividend Growth Fund[7]	$14,326,371	$(3,189,927)	$11,136,444
Growth Opportunities Fund	3,920,145	0	3,920,145
Small Cap Value Fund	8,886,043	0	8,886,043

[1]	Before April 1, 2018, the management fees for Core Fixed Income Fund, Core Plus Bond Fund, and Total Return Fund were calculated at the following annual rates:

0.45% on the first $1 billion of average daily net assets;

0.40% on the next $1 billion of average daily net assets; and

0.35% on the Fund’s average daily net assets over $2 billion.

[2]	Core Plus Bond Fund commenced operations on December 2, 2015.

3	Corporate Bond Fund and Short Duration Core Bond Fund commenced operations on April 19, 2017.

[4]	Before April 1, 2015, the management fee for Income Fund was calculated at the following annual rates:

0.50% on the first $3 billion of average daily net assets; and

0.45% on the Fund’s average daily net assets over $3 billion.

[5]	Before April 1, 2018, the management fee for Inflation Focused Fund was calculated at the following annual rates:

0.40% on the first $2 billion of average daily net assets;

0.375% on the next $3 billion of average daily net assets; and

0.35% on the Fund’s average daily net assets over $5 billion.

[6]	Ultra Short Bond Fund commenced operations on October 12, 2016.

[7]	Before April 1, 2018, the management fee for Calibrated Dividend Growth Fund was calculated at the following annual rates:

0.65% on the first $1 billion of average daily net assets;

0.60% on the next $1 billion of average daily net assets; and

0.55% on the Fund’s average daily net assets over $2 billion.

[8]	Before April 1, 2016, the management fee for Income Fund was calculated at the following annual rates:

0.50% on the first $2.5 billion of average daily net assets;

0.45% on the next $1.5 billion of average daily net assets; and

0.40% on the Fund’s average daily net assets over $4 billion.

[9]	Before April 1, 2018, the management fee for Income Fund was calculated at the following annual rates:

0.50% on the first $2.5 billion of average daily net assets;

0.40% on the next $1.5 billion of average daily net assets; and

0.38% on the Fund’s average daily net assets over $4 billion.

Part I 6-4

Contractual Fee Waivers and Expense Limitations

Lord Abbett has contractually agreed to waive its fees and/or reimburse Fund expenses to the extent necessary to limit each Fund’s total net annual operating expenses (excluding certain expenses such as fees under a Rule 12b-1 Plan and acquired fund fees and expenses) to the annual rates set forth in the following table.

	Contract Period	Class F3 and R6	Class I	All Other Share Classes
Investment Trust
Core Plus Bond Fund	April 1, 2018 - March 31, 2019	0.47%	0.46%	0.48%
Corporate Bond Fund	April 1, 2018 - March 31, 2019	0.37%	0.48%	0.48%
Short Duration Core Bond Fund	April 1, 2018 - March 31, 2019	0.32%	0.40%	0.40%
Ultra Short Bond Fund	April 1, 2018 - March 31, 2019	0.23%	0.25%	0.25%

As to Core Fixed Income Fund and Total Return Fund, for the period from April 1, 2018 through March 31, 2019, Lord Abbett has contractually agreed to waive the Fund’s Class I shareholder servicing expenses at the annual rate of 0.04% of the Fund’s average daily net assets. This agreement may be terminated only by the Fund’s Board.

As to Calibrated Dividend Growth Fund, for the period from April 1, 2018 through March 31, 2019, the Distributor has contractually agreed to waive the Fund’s 0.10% Rule 12b-1 fee for Class F shares.

Administrative Services Fees Paid to Lord Abbett

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Funds. The following table sets forth the administrative services fees each Fund paid to Lord Abbett for the last three fiscal years ended November 30th:

	2015	2016	2017
Investment Trust
Multi-Asset Balanced Opportunity Fund	$0	$462,072	$749,080
Multi-Asset Focused Growth Fund	0	60,122	94,646
Multi-Asset Growth Fund	0	260,241	416,931
Multi-Asset Income Fund	0	433,782	682,284
Convertible Fund	313,148	235,101	281,800
Core Fixed Income Fund	523,234	520,520	489,177
Core Plus Bond Fund[1]	N/A	4,198	4,745
Corporate Bond Fund[2]	N/A	N/A	1,399
Floating Rate Fund	2,690,280	2,674,900	4,605,394
High Yield Fund	1,674,860	1,946,322	2,634,273
Income Fund	850,628	729,525	769,299
Inflation Focused Fund	324,911	245,345	445,928
Short Duration Core Bond Fund[2]	N/A	N/A	1,558
Short Duration Income Fund	14,391,757	14,136,396	16,058,560
Total Return Fund	931,632	1,075,128	1,348,315
Ultra Short Bond Fund[3]	N/A	560	240,611

Research Fund
Calibrated Dividend Growth Fund	$811,350	$802,964	$932,827
Growth Opportunities Fund	277,704	232,823	209,074
Small Cap Value Fund	608,391	467,893	473,922

[1]	Core Plus Bond Fund commenced operations on December 2, 2015.

[2]	Corporate Bond Fund and Short Duration Core Bond Fund commenced operations on April 19, 2017.

[3]	Ultra Short Bond Fund commenced operations on October 12, 2016.
Part I 6-5

Distributor

For additional information on the Distributor, please see the “Investment Advisory and Other Services, Fees, and Expenses – Distributor” section of Part II. The Distributor received no other compensation (including compensation on redemption and repurchase and brokerage commissions in connections with Fund transactions) apart from that reflected below.

The following table sets forth the net sales charge received (after allowance of a portion of the sales charge to independent dealers) by the Distributor, as the Registrant’s principal underwriter, for the last three fiscal years ended November 30th:

	2015	2016	2017
Investment Trust
Gross sales charge	$19,974,315	$18,873,193	$19,868,232
Amount allowed to dealers	17,241,391	16,240,387	17,062,974
Net commissions received by the Distributor	2,732,924	2,632,806	2,805,258

Research Fund
Gross sales charge	$3,703,312	$4,861,935	$3,727,570
Amount allowed to dealers	3,118,207	4,106,929	3,144,708
Net commissions received by the Distributor	585,105	755,006	582,862

The following table sets forth the CDSC received by the Distributor for the last three fiscal years ended November 30th:

	2015	2016	2017
Investment Trust
CDSC received by the Distributor	$4,076,922	$2,849,542	$3,060,180

Research Fund
CDSC received by the Distributor	$51,503	$48,457	$69,096

Rule 12b-1 Plan

For additional information, please see the “Investment Advisory and Other Services, Fees, and Expenses – Rule 12b-1 Plan” section of Part II.

The following table sets forth the amounts paid by each applicable class of each Fund to the Distributor pursuant to the Rule 12b-1 Plan for the fiscal year ended November 30, 2017:

Investment Trust
	Class A	Class B	Class C	Class F	Class P
Multi-Asset Balanced Opportunity Fund	$3,512,899	$81,332	$3,368,818	$69,892	$3,158
Multi-Asset Focused Growth Fund	373,659	15,827	494,889	3,107	-
Multi-Asset Growth Fund	1,889,362	52,263	1,913,819	45,288	9
Multi-Asset Income Fund	2,049,557	19,279	5,525,976	296,215	-
Convertible Fund	179,847	4,284	317,093	120,129	164
Core Fixed Income Fund	919,787	18,214	598,790	404,923	14
Core Plus Bond Fund	11,492	-	4,167	5,418	-
Corporate Bond Fund[1]	376	-	470	1,283	-

Part I 6-6

	Class A	Class B	Class C	Class F	Class P
Floating Rate Fund	7,183,389	-	13,960,804	5,124,951	-
High Yield Fund	3,168,969	34,452	4,382,605	2,225,874	1,552
Income Fund	1,808,389	24,434	1,964,329	559,721	-
Inflation Focused Fund	454,793	-	431,522	354,237	-
Short Duration Core Bond Fund[1]	1,449	-	1,916	1,028	-
Short Duration Income Fund	21,945,460	93,085	54,078,980	15,239,457	-
Total Return Fund	2,606,096	48,028	1,569,783	1,116,615	3,164
Ultra Short Bond Fund	620,273	-	-	152,167	-

	Class R2	Class R3	Class R4	Class T
Multi-Asset Balanced Opportunity Fund	$3,540	$174,861	$2,539	$9
Multi-Asset Focused Growth Fund	34	58,878	794	-
Multi-Asset Growth Fund	847	127,471	2,215	-
Multi-Asset Income Fund	828	94,847	800	8
Convertible Fund	748	21,023	127	-
Core Fixed Income Fund	5,102	87,928	8,525	-
Core Plus Bond Fund	159	133	67	-
Corporate Bond Fund[1]	94	97	39	-
Floating Rate Fund	7,541	201,779	12,178	9
High Yield Fund	84,256	408,864	114,740	9
Income Fund	12,448	262,075	5,538	-
Inflation Focused Fund	2,163	1,035	1,061	9
Short Duration Core Bond Fund[1]	92	77	38	-
Short Duration Income Fund	170,724	1,467,333	146,265	9
Total Return Fund	52,124	692,205	130,689	9
Ultra Short Bond Fund	-	-	-	-

Research Fund
	Class A	Class B	Class C	Class F	Class P
Calibrated Dividend Growth Fund	$4,019,261	$72,719	$2,908,577	$352,155	$7,765
Growth Opportunities Fund	861,210	19,411	443,369	26,548	11,306
Small Cap Value Fund	987,089	5,586	294,024	45,066	181,075

	Class R2	Class R3	Class R4	Class T
Calibrated Dividend Growth Fund	$7,113	$103,074	$3,001	$9
Growth Opportunities Fund	7,519	107,429	1,510	-
Small Cap Value Fund	3,312	38,741	5,920	-

[1]	Corporate Bond Fund and Short Duration Core Bond Fund commenced operations on April 19, 2017.

Brokerage Commissions

The Funds’ policy with respect to portfolio transactions and brokerage is set forth under the “Brokerage Allocation and Other Practices” section of Part II.

Brokerage Commissions Paid to Independent Broker-Dealer Firms. The following table sets forth the total brokerage commissions on transactions of securities each Fund paid to independent broker-dealer firms for the last three fiscal years ended November 30th:

Part I 6-7

	2015	2016	2017
Investment Trust
Multi-Asset Balanced Opportunity Fund	$14,341	$28,106	$37,364
Multi-Asset Focused Growth Fund	0	0	1,778
Multi-Asset Growth Fund	8,429	16,671	23,090
Multi-Asset Income Fund	15,883	26,657	31,475
Convertible Fund	350,872	267,090	433,855
Core Fixed Income Fund	11,234	3,154	11,653
Core Plus Bond Fund[1]	N/A	414	280
Corporate Bond Fund[2]	N/A	N/A	414
Floating Rate Fund	12,975	12,758	397,278
High Yield Fund	800,392	1,201,074	1,757,168
Income Fund	171,031	113,777	58,585
Inflation Focused Fund	25,146	24,199	40,536
Short Duration Core Bond Fund[2]	N/A	N/A	94
Short Duration Income Fund	901,836	905,431	622,780
Total Return Fund	59,304	25,366	46,212
Ultra Short Bond Fund[3]	N/A	0	-

	2015	2016	2017
Research Fund
Calibrated Dividend Growth Fund	$596,140	$645,401	$571,216
Growth Opportunities Fund	445,294	492,093	248,843
Small Cap Value Fund	989,251	721,926	764,394

[1]	Core Plus Bond Fund commenced operations on December 2, 2015.

[2]	Corporate Bond Fund and Short Duration Core Bond Fund commenced operations on April 19, 2017.

[3]	Ultra Short Bond Fund commenced operations on October 12, 2016.

The amount of brokerage commissions paid by a Fund may change from year to year because of changing asset levels, shareholder activity, and portfolio turnover, among other factors.

In addition to the purchase of research services through “commission sharing arrangements,” Lord Abbett purchased third party research services with its own resources during the past three fiscal years ended November 30th.

The following table sets forth the amount of portfolio transactions directed by each Fund to broker-dealers that provided research services for the fiscal year ended November 30, 2017, for which the Fund paid the brokerage commissions indicated:

	Transactions	Commissions
Investment Trust
Multi-Asset Balanced Opportunity Fund	$0	$0
Multi-Asset Focused Growth Fund	0	0
Multi-Asset Growth Fund	0	0
Multi-Asset Income Fund	0	0
Convertible Fund	434,256,039	238,491
Core Fixed Income Fund	0	0
Core Plus Bond Fund	0	0

Part I 6-8

	Transactions	Commissions
Corporate Bond Fund[1]	0	0
Floating Rate Fund	462,857,059	292,540
High Yield Fund	1,761,343,398	999,819
Income Fund	0	0
Inflation Focused Fund	0	0
Short Duration Core Bond Fund[1]	0	0
Short Duration Income Fund	0	0
Total Return Fund	0	0
Ultra Short Bond Fund	0	0

	Transactions	Commissions
Research Fund
Calibrated Dividend Growth Fund	$1,574,169,316	$304,117
Growth Opportunities Fund	617,212,007	142,001
Small Cap Value Fund	745,722,302	347,518

[1]	Corporate Bond Fund and Short Duration Core Bond Fund commenced operations on April 19, 2017.

Regular Broker-Dealers

During the fiscal year ended November 30, 2017, each Fund acquired securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 under the 1940 Act, or of their parents as follows:

	Regular Broker or Dealer	Value of the Fund’s Aggregate Holdings of the Regular Broker’s or Dealer’s or Parent’s Securities
Investment Trust
Multi-Asset Balanced Opportunity Fund	None	None
Multi-Asset Focused Growth Fund	None	None
Multi-Asset Growth Fund	None	None
Multi-Asset Income Fund	None	None
Convertible Fund	Bank of America/Merrill Lynch	$6,197,400
	Citigroup Global Markets Inc.	0
	Wells Fargo Securities LLC	34,611,210
Core Fixed Income Fund	Bank of America/Merrill Lynch	19,270,708
	Barclays Capital Inc.	10,048,170
	Citigroup Global Markets Inc.	13,704,354
	Credit Suisse Securities (USA) LLC	299,516
	First Third Securities, Inc.	7,750
	Goldman, Sachs & Co.	6,765,054
	J.P. Morgan Securities LLC	10,526,110
	Morgan Stanley Wealth Management	7,353,545
	Wells Fargo Securities, LLC	19,064,785
Core Plus Bond Fund	Bank of America/Merrill Lynch	245,438
	Barclays Capital Inc.	108,501
	Citigroup Global Markets Inc.	146,486
	Credit Suisse Securities (USA) LLC	98,986
	Goldman, Sachs & Co.	148,117
	J.P. Morgan Securities LLC	107,930
	Wells Fargo Securities LLC	306,735

Part I 6-9

	Regular Broker or Dealer	Value of the Fund’s Aggregate Holdings of the Regular Broker’s or Dealer’s or Parent’s Securities
Corporate Bond Fund[1]	Bank of America/Merrill Lynch	139,658
	Barclays Capital Inc.	97,930
	Citigroup Global Markets Inc.	122,517
	Goldman, Sachs & Co.	59,448
	HSBC Securities (USA) Inc.	16,754
	J.P. Morgan Securities LLC	113,316
	Morgan Stanley	95,423
	Wells Fargo Securities, LLC	68,878
Floating Rate Fund	None	None
High Yield Fund	Morgan Stanley	1,968,833
	Wells Fargo Advisors PCG	1,000
Income Fund	Bank of America/Merrill Lynch	30,157,444
	Barclays Capital Inc.	5,417,842
	Citigroup Global Markets Inc.	32,013,288
	Credit Suisse Securities (USA) LLC	2,417,563
	Goldman, Sachs & Co. Jefferies LLC	14,555,236 10,407
	J.P. Morgan Securities LLC	19,242,203
	Morgan Stanley Wealth Management	15,970,742
	UBS Financial Services Inc.	2,433,972
	Wells Fargo	12,164,109
Inflation Focused Fund	Bank of America/Merrill Lynch	1,032,761,951
	Barclays Capital Inc.	690,539,947
	Citigroup Global Markets Inc.	735,963,236
	Credit Suisse Securities (USA) LLC	623,438,870
	Deutsche Bank Securities Inc.	99,591,994
	Goldman, Sachs & Co.	1,138,091,673
	J.P. Morgan Securities LLC	1,325,051,593
	Morgan Stanley	844,664,046
	UBS Financial Services Inc.	23,302,008
	Wells Fargo Securities, LLC	638,336,195
Short Duration Core Bond Fund[1]	Bank of America/Merrill Lynch	164,671
	Barclays Capital Inc.	89,682
	Capital One Investing, LLC	89,055
	Citigroup Global Markets Inc.	130,992
	Goldman, Sachs & Co.	86,386
	J.P. Morgan Securities LLC	223,250
	Santander Securities	272,493
Short Duration Income Fund	Bank of America/Merrill Lynch	1,032,761,951
	Barclays Capital Inc.	690,539,947
	Citigroup Global Markets Inc.	735,963,236
	Credit Suisse Securities (USA) LLC	623,438,870
	Deutsche Bank Securities	99,591,994
	Goldman, Sachs & Co.	1,138,091,673
	J.P. Morgan Securities LLC	1,325,051,593
	Morgan Stanley	842,800,024
	Raymond James Financial Services	0

Part I 6-10

	Regular Broker or Dealer	Value of the Fund’s Aggregate Holdings of the Regular Broker’s or Dealer’s or Parent’s Securities
	UBS Financial Services Inc.	508,876,262
	Wells Fargo Securities, LLC	638,336,195
Total Return Fund	Bank of America/Merrill Lynch	60,161,171
	Citigroup Global Markets Inc.	33,928,486
	Credit Suisse Securities (USA) LLC	2,675,810
	Goldman, Sachs & Co.	22,925,859
	J.P. Morgan Securities LLC	41,632,591
	Morgan Stanley Wealth Management Wells Fargo Securities, LLC	15,409,581 56,558,075
Ultra Short Bond Fund	Bank of America/Merrill Lynch	60,115,338
	Barclays Capital Inc.	29,140,473
	Citigroup Global Markets Inc.	60,451,448
	Deutsche Bank Securities	0
	Goldman, Sachs & Co.	84,858,897
	HSBC Securities (USA) Inc.	6,989,120
	J.P. Morgan Securities LLC Mizuho Securities USA Inc.	82,162,589 598,559
	Morgan Stanley Wealth Management	64,909,079
	SunTrust Robinson Humphrey Capital Inc.	693,816
	UBS Financial Services Inc.	50,299,204
	Wells Fargo Securities, LLC	24,204,093

Research Fund
Calibrated Dividend Growth Fund	Ameriprise Financial Services, Inc.	$32,956,137
Growth Opportunities Fund	Fidelity Brokerage Services LLC	8,335,753
Small Cap Value Fund	None	None

[1]	Corporate Bond Fund and Short Duration Core Bond Fund commenced operations on April 19, 2017.
Part I 6-11

7.
PORTFOLIO MANAGER INFORMATION

Other Accounts Managed

The following table sets forth information about the other accounts managed by the Funds’ portfolio managers as of each Fund’s fiscal year ended November 30, 2017 (or another date, if indicated). For more information, please see the “Portfolio Management Information” section of Part II. The data shown below are approximate.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett.

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Investment Trust
Multi-Asset Balanced Opportunity Fund[1]
Giulio Martini	7	4,537	0	0	0	0
Robert A. Lee	22	91,254.7	29	6,956.8	3,671	6,793.8[2]

Multi-Asset Focused Growth Fund[1]
Giulio Martini	7	6,135.2	0	0	0	0
Robert A. Lee	22	92,852.9	29	6,956.8	3,671	6,793.8[2]

Multi-Asset Growth Fund[1]
Giulio Martini	7	5,351.9	0	0	0	0
Robert A. Lee	22	92,069.6	29	6,956.8	3,671	6,793.8[2]

Multi-Asset Income Fund[1]
Giulio Martini	7	4,716.2	0	0	0	0
Robert A. Lee	22	91,433.9	29	6,956.8	3,671	6,793.8[2]

Convertible Fund
Alan R. Kurtz	0	0	0	0	2,227	735.3
Robert A. Lee	22	92,218.1	29	6,956.8	3,671	6,793.8[2]
Steven F. Rocco	13	82,529.4	25	6,817.5	3,654	5,707.3[2]

Core Fixed Income Fund
Kewjin Yuoh	15	67,928.9	14	2,543.4	1,434	4,641.8[2]
Robert A. Lee	22	91,814.7	29	6,956.8	3,671	6,793.8[2]
Andrew H. O’Brien	15	67,504.8	15	2,556.6	1,434	4,641.8[2]

Part I 7-1

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Core Plus Bond Fund
Kewjin Yuoh	15	69,193.5	14	2,543.4	1,434	4,641.8[2]
Robert A. Lee	22	93,079.3	29	6,956.8	3,671	6,793.8[2]
Andrew H. O’Brien	15	68,769.4	15	2,556.6	1,434	4,641.8[2]
Steven F. Rocco	13	83,390.6	25	6,817.5	3,654	5,707.3[2]

Corporate Bond Fund
Andrew H. O’Brien	15	68,776.4	15	2,556.6	1,434	4,641.8[2]
Kewjin Yuoh	15	69,200.5	14	2,543.4	1,434	4,641.8[2]

Floating Rate Fund[3]
Jeffery D. Lapin	0	0	7	185.8	2	219.1
Robert A. Lee	22	81,083.2	29	6,956.8	3,671	6,793.8[2]
Steven F. Rocco	13	71,394.4	25	6,817.5	3,654	5,707.3[2]

High Yield Fund[4]
Steven F. Rocco	13	76,348.6	25	6,817.5	3,654	5,707.3[2]
Robert A. Lee	22	86,037.4	29	6,956.8	3,671	6,793.8[2]

Income Fund
Andrew H. O’Brien	15	66,645.5	15	2,556.6	1,434	4,641.8[2]
Robert A. Lee	22	90,955.4	29	6,956.8	3,671	6,793.8[2]
Kewjin Yuoh	15	67,069.6	14	2,543.4	1,434	4,641.8[2]
Steven F. Rocco	13	81,266.7	25	6,817.5	3,654	5,707.3[2]

Inflation Focused Fund
Kewjin Yuoh	15	68,089.6	14	2,543.4	1,434	4,641.8[2]
Robert A. Lee	22	91,975.4	29	6,956.8	3,671	6,793.8[2]
Andrew H. O’Brien	15	67,665.5	15	2,556.6	1,434	4,641.8[2]
Steven F. Rocco	13	82,286.7	25	6,817.5	3,654	5,707.3[2]
Hyun Lee	1	477.2	0	0	0	0

Short Duration Core Bond Fund
Kewjin Yuoh	15	69,199.1	14	2,543.4	1,434	4,641.8[2]
Andrew H. O’Brien	15	68,775.0	15	2,556.6	1,434	4,641.8[2]

Short Duration Income Fund
Andrew H. O’Brien	15	26,451.0	15	2,556.6	1,434	4,641.8[2]
Robert A. Lee	22	50,761.0	29	6,956.8	3,671	6,793.8[2]
Kewjin Yuoh	15	26,875.2	14	2,543.4	1,434	4,641.8[2]
Steven F. Rocco	13	41,072.2	25	6,817.5	3,654	5,707.3[2]

Total Return Fund
Kewjin Yuoh	15	65,446.0	14	2,543.4	1,434	4,641.8[2]
Robert A. Lee	22	89,331.8	29	6,956.8	3,671	6,793.8[2]
Andrew H. O’Brien	15	65,021.8	15	2,556.6	1,434	4,641.8[2]

Part I 7-2

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Steven F. Rocco	13	79,643.0	25	6,817.5	3,654	5,707.3[2]

Ultra Short Bond Fund[5]
Andrew H. O’Brien	15	66,534.8	15	2,556.6	1,434	4,641.8[2]
Kewjin Yuoh	15	66,958.9	14	2,543.4	1,434	4,641.8[2]

Research Fund
Calibrated Dividend Growth Fund
Walter H. Prahl	4	8,562.4	0	0	0	0
Marc Pavese	4	8,562.4	0	0	0	0

Growth Opportunities Fund
Jeffrey Rabinowitz	1	136.2	0	0	1	24.4

Small Cap Value Fund
Thomas B. Maher	3	3,418.6	0	0	891	1,478[6]
Justin C. Maurer	3	3,418.6	0	0	891	1,478[6]

[1]	Jeffrey O. Herzog and David B. Ritt were added to the Funds-of-Funds effective April 1, 2018 and their other accounts managed data will be reported in a future filing.

[2]	Includes $698.8 million for which Lord Abbett provides investment models to managed account sponsors.

[3]	Kearney M. Posner was added to Floating Rate Fund effective April 1, 2018 and her other accounts managed data will be reported in a future filing.

[4]	Christopher J. Gizzo was added to High Yield Fund effective April 1, 2018 and his other accounts managed data will be reported in a future filing.

[5]	Adam C. Castle and Yoana N. Koleva were added to Ultra Short Bond Fund effective April 1, 2018 and their other accounts managed data will be reported in a future filing.

[6]	Includes $97.9 million for which Lord Abbett provides investment models to managed account sponsors.

Holdings of Portfolio Managers

The following table indicates the dollar range of securities beneficially owned by each portfolio manager in the Fund(s) he or she manages, as of November 30, 2017 (or another date, if indicated). This table includes the value of securities beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Ranges: A - $0, B - $1-$10,000, C - $10,001-$50,000, D - $50,001-$100,000, E - $100,001-$500,000, F - $500,001-$1,000,000, G - over $1,000,000
Ownership of Securities	Aggregate Dollar Range of Securities
Investment Trust
Multi-Asset Balanced Opportunity Fund
Giulio Martini	A
Robert A. Lee	C
Jeffrey O. Herzog	A
David B. Ritt	D

Part I 7-3

Ranges: A - $0, B - $1-$10,000, C - $10,001-$50,000, D - $50,001-$100,000, E - $100,001-$500,000, F - $500,001-$1,000,000, G - over $1,000,000
Ownership of Securities	Aggregate Dollar Range of Securities
Multi-Asset Focused Growth Fund
Giulio Martini	A
Robert A. Lee	A
Jeffrey O. Herzog	A
David B. Ritt	A

Multi-Asset Growth Fund
Giulio Martini	F
Robert A. Lee	C
Jeffrey O. Herzog	C
David B. Ritt	A

Multi-Asset Income Fund
Giulio Martini	A
Robert A. Lee	C
Jeffrey O. Herzog	A
David B. Ritt	A

Convertible Fund
Alan R. Kurtz	F
Robert A. Lee	A
Steven F. Rocco	A

Core Fixed Income Fund
Kewjin Yuoh	D
Robert A. Lee	E
Andrew H. O’Brien	B

Core Plus Bond Fund
Kewjin Yuoh	A
Robert A. Lee	A
Andrew H. O’Brien	B
Steven F. Rocco	A

Corporate Bond Fund
Andrew H. O’Brien	B
Kewjin Yuoh	A

Floating Rate Fund
Jeffery D. Lapin	D
Robert A. Lee	G
Steven F. Rocco	A
Kearney M. Posner	A

High Yield Fund
Steven F. Rocco	E
Robert A. Lee	E
Christopher J. Gizzo	C

Part I 7-4

Ranges: A - $0, B - $1-$10,000, C - $10,001-$50,000, D - $50,001-$100,000, E - $100,001-$500,000, F - $500,001-$1,000,000, G - over $1,000,000
Ownership of Securities	Aggregate Dollar Range of Securities
Income Fund
Andrew H. O’Brien	B
Robert A. Lee	E
Kewjin Yuoh	B
Steven F. Rocco	A

Inflation Focused Fund
Kewjin Yuoh	E
Robert A. Lee	E
Andrew H. O’Brien	E
Steven F. Rocco	A
Hyun Lee	C

Short Duration Core Bond Fund
Kewjin Yuoh	A
Andrew H. O’Brien	B

Short Duration Income Fund
Andrew H. O’Brien	F
Robert A. Lee	G
Kewjin Yuoh	E
Steven F. Rocco	A

Total Return Fund
Kewjin Yuoh	D
Robert A. Lee	E
Andrew H. O’Brien	B
Steven F. Rocco	A

Ultra Short Bond Fund
Andrew H. O’Brien	D
Kewjin Yuoh	A
Adam C. Castle	A
Yoana N. Koleva	A

Research Fund
Calibrated Dividend Growth Fund
Walter H. Prahl	G
Marc Pavese	E

Growth Opportunities Fund
Jeffrey Rabinowitz	E

Small Cap Value Fund
Thomas B. Maher	C
Justin C. Maurer	F

Part I 7-5

8.
CONTROL PERSONS and PRINCIPAL SHAREHOLDERS

Shareholders beneficially owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a shareholder vote. As of February 28, 2018, to the best of the Funds’ knowledge, the following persons or entities owned of record or were known by the Funds to beneficially own more than 25% of a Fund’s outstanding shares:

Multi-Asset Balanced Opportunity Fund

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	49.10%

Multi-Asset Focused Growth Fund

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	36.26%

Multi-Asset Growth Fund

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	43.95%

Convertible Fund

LORD ABBETT MULTI-ASSET INCOME FUND LORD ABBETT & CO LLC 90 HUDSON STREET JERSEY CITY, NJ 07302-3900	27.09%

Core Fixed Income Fund

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	52.69%

Core Plus Bond Fund

LORD ABBETT & CO LLC 90 HUDSON STREET JERSEY CITY, NJ 07302-3900	77.89%

Corporate Bond Fund

LORD ABBETT & CO LLC 90 HUDSON STREET JERSEY CITY, NJ 07302-3900	72.15%

Income Fund

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	28.78%

Part I 8-1

Short Duration Core Bond Fund

LORD ABBETT & CO LLC 90 HUDSON STREET JERSEY CITY, NJ 07302-3900	58.17%

Total Return Fund

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	34.88%

Ultra Short Bond Fund

MORGAN STANLEY SMITH BARNEY ATTN MUTUAL FUND OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	33.50%

Calibrated Dividend Growth Fund

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS, MO 63131-3729	50.76%

As of February 28, 2018, to the best of the Funds’ knowledge, the following persons or entities owned of record or were known by the Funds to beneficially own 5% or more of the specified class of a Fund’s outstanding shares:

Calibrated Dividend Growth Fund
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	Class F	9.50%
AUL GROUP RETIREMENT ANNUITY SEPARATE ACCT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS, IN 46206-0368	Class R5	25.06%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	Class I	15.05%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class B Class C Class F3	62.65% 38.92% 10.45% 99.76%

Part I 8-2

FIIOC FBO C.E. TOLAND & SON PROFIT SHARING 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	Class R4	20.86%
FIIOC FBO FRANKFURT KURNIT KLEIN & SELZ P.C. 401(K) PROFIT SHARING PLAN 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	Class R6	16.87%
HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD, CT 06104-2999	Class R3	32.61%
HARTFORD LIFE SEPARATE ACCOUNT 401 401(K) PLAN PO BOX 2999 HARTFORD, CT 06104-2999	Class P	98.75%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class R5 Class T	6.45% 100.00%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class B Class F	7.14% 9.17%
MATRIX TRUST COMPANY CUST. FBO BUCKEYE TOOLS AND SUPPLY CO. 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R2	17.14%
MATRIX TRUST COMPANY CUST. FBO SUNRYSE CONSTRUCTION SERVICES INC 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4	5.23%
MID ATLANTIC TRUST CO FBO ROCKETSHIP TRANS CORP 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R2	7.33%
MID ATLANTIC TRUST COMPANY FBO DAVIS EYE ASSOCIATES 401(K) PROFIT 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R2	8.37%
MID ATLANTIC TRUST COMPANY FBO AXPO US LLC 401(K) PROFIT SHARING 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R2	6.21%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class C Class F Class R2 Class R4 Class R6	7.17% 19.01% 13.13% 52.07% 61.75%

Part I 8-3

MORGAN STANLEY SMITH BARNEY ATTN MUTUAL FUND OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class C Class F Class R3	11.90% 11.59% 5.51%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class C Class F	6.11% 6.61%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Class R2	12.62%
NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	Class R5	67.58%
PAI TRUST COMPANY, INC. RIGGINS CO., L.C. 401(K) PROFIT SHARING 1300 ENTERPRISE DR DE PERE, WI 54115-4934	Class R2	18.94%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class C Class F	12.08% 12.70%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	Class C Class F	8.58% 11.13%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS, MN 55402-1110	Class F	7.33%
UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	Class F	5.33%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	Class R6	7.89%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class B Class C Class I	11.33% 14.70% 67.39%
Convertible Fund
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	Class F	6.38%

Part I 8-4

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	Class A	18.26%
DONNA L BERETSKY-NEIDECKER 25 OLIVE PL LYNBROOK, NY 11563-3338	Class P	30.91%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class F3	12.67% 99.75%
FIFTH THIRD BANK FBO WFT-E-VALUATOR CONSERV RMD FD 5001 KINGSLEY DR DEPT 3385 CINCINNATI, OH 45227-1114	Class R5	39.97%
FIFTH THIRD BANK FBO WFT-E-VALUATOR MODERATE RM 5001 KINGSLEY DR DEPT 3385 CINCINNATI, OH 45227-1114	Class R5	56.93%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class P Class R2 Class R4	44.28% 22.45% 19.49%
LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITY FUND 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class I	31.94%
LORD ABBETT MULIT-ASSET GROWTH FUND 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class I	12.67%
LORD ABBETT MULTI-ASSET INCOME FUND 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class I	44.59%
LPL FINANCIAL OMNIBUS CUSTOMER 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class F	10.65%
MATRIX TRUST COMPANY CUST FBO MONROE-WOODBURY CENTRAL SCHOOL 403B 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R2	15.71%
MATRIX TRUST COMPANY CUST FBO YONKERS PUBLIC SCHOOLS CSD 403(B) 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R2	14.80%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class A Class C Class F Class R2 Class R4 Class R6	5.95% 16.44% 20.62% 47.00% 67.70% 67.31%

Part I 8-5

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class A Class B Class C Class F	8.72% 56.41% 18.49% 24.05%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class A Class B Class C Class F	9.33% 13.37% 6.70% 13.10%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class A Class C Class F	9.71% 8.09% 9.01%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	Class A Class C Class F	8.02% 5.48% 5.87%
RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL OMNIBUS PLL/SMF PO BOX 28004 ATLANTA, GA 30358-0004	Class P	24.41%
RELIANCE TRUST CO ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA, GA 30328-5620	Class R6	20.85%
SAMMONS FINANCIAL NETWORK LLC FBO VARIOUS ACCOUNTS 4546 CORPORATE DR STE 100 WEST DES MOINES, IA 50266-5911	Class R3	75.37%
UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	Class C Class F	10.52% 7.12%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class A Class B Class C	12.15% 29.29% 14.03%

Part I 8-6

Floating Rate Fund
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	Class F	6.74%
ASCENSUS TRUST CO FBO OUTLOOK OPTICAL & AFFILIATES INC PO BOX 10758 FARGO, ND 58106-0758	Class R2	18.13%
CAPITAL BANK & TRUST COMPANY JAWORSKI PHYSICAL THERAPY INC 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class R2	9.94%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	Class A Class I Class R6	9.26% 21.58% 15.05%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class F3	5.26% 33.63%
FIIOC FBO MANAGEMENT CONCEPTS, INC. 401(K) SAVINGS PLAN 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	Class R5	18.97%
GARY FRIEDMAN TTEE FBO BROWNSBURG DENTAL GROUP PC 401K PSP C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class R2	5.77%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class R5	18.99%
JEFFREY FRENCH TTEE FBO JEFFREY B FRENCH DVM 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class R2	6.01%
JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD, MA 02090-2324	Class R5	7.68%
JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN, NY 11245-0001	Class F3	37.33%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class T	100.00%

Part I 8-7

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class F	7.13%
MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY MICROWEST SOFTWARE SYSTEMS, INC. 40 35 IRON POINT CIR STE 300 FOLSOM, CA 95630-8589	Class R2	30.18%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class A Class C Class F Class R4 Class R6	9.83% 15.78% 27.08% 30.54% 5.43%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class A Class C Class F	14.53% 17.22% 16.43%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Class F3 Class R5 Class R6	25.00% 21.44% 31.13%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class A Class C Class F Class I	10.22% 5.62% 11.98% 16.61%
NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	Class R5	18.05%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class A Class C Class F	8.35% 8.50% 5.91%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	Class C Class F	9.05% 5.74%
SAMMONS FINANCIAL NETWORK LLC FBO VARIOUS ACCOUNTS 4546 CORPORATE DR STE 100 WEST DES MOINES, IA 50266-5911	Class R3	74.66%
STEAMFITTERS INDUSTRY WELFARE FUND 2708 40TH AVE LONG ISLAND CITY, NY 11101-3725	Class R6	26.92%
UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	Class A Class C Class F Class R4	9.70% 5.78% 11.06% 22.11%

Part I 8-8

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class A Class C Class I	9.71% 16.85% 33.19%
Growth Opportunities Fund
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	Class F	6.13%
AUL GROUP RETIREMENT ANNUITY SEPARATE ACCT II PO BOX 368 INDIANAPOLIS, IN 46206-0368	Class R3	5.21%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Class B	5.73%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class B Class F3	43.05% 21.67% 99.05%
FIIOC FBO FRANKFURT KURNIT KLEIN & SELZ P.C. 401(K) PROFIT SHARING PLAN 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	Class R6	36.65%
FIIOC FBO FRANKFURT KURNIT KLEIN & SELZ, P.C. 401(K) PLAN 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	Class R6	7.41%
FIIOC FBO PETERS’, INC. 401(K) PROFIT SHARING PLAN 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	Class R5	80.70%
HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD, CT 06104-2999	Class R3	30.05%
HARTFORD LIFE SEPARATE ACCOUNT 401 401(K) PLAN PO BOX 2999 HARTFORD, CT 06104-2999	Class P	68.53%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class R5	17.79%
LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITY FUND 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class I	45.88%
LORD ABBETT MULTI-ASSET GROWTH FUND 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class I	36.11%

Part I 8-9

LORD ABBETT MULTI-ASSET INCOME FUND 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class I	8.84%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class F	10.87%
MASSACHUSETTS MUTUAL LIFE INSURANCE CO 1295 STATE STREET MIP M200-INVST SPRINGFIELD, MA 01111-0001	Class R4 Class R6	20.33% 9.47%
MATRIX TRUST COMPANY CUST FBO HAGERTY CONSULTING INC 401K PLAN 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4	14.35%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class B Class F Class R2 Class R6	7.48% 9.69% 57.55% 41.85%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class C Class F	11.51% 8.49%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY, 10281-1003	Class F	5.24%
PAI TRUST COMPANY, INC. MATLIN LAW GROUP, P.C. 401(K) P/S P 1300 ENTERPRISE DR DE PERE, WI 54115-4934	Class R4	19.87%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class C Class F	10.12% 6.73%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	Class F	14.88%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING 510 MARQUETTE AVE S MINNEAPOLIS, MN 55402-1110	Class F	8.03%
RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL OMNIBUS PLL/SMF PO BOX 28004 ATLANTA, GA 30358-0004	Class R2	11.23%
THE HARTFORD 1 HARTFORD PLZ HARTFORD, CT 06155-0001	Class R2	14.28%

Part I 8-10

UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	Class F	24.09%
VOYA RETIREMENT INS AND ANNUITY CO SEPARATE A/C F ONE ORANGE WAY, B3N WINDSOR, CT 06095-4773	Class P	23.01%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class B Class C	9.70% 12.09%
Core Fixed Income Fund
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE, WI 53212-3958	Class I	6.03%
CAPITAL BANK & TRUST CO SAPP BROTHERS TRUCK STOPS INC 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class R2	30.65%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Class F	6.18%
CONVERGED TECH GROUP INC CONVERGED TECHNOLOGY GROUP INC 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class R5	14.71%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class B Class C Class F3	72.76% 35.55% 28.32% 99.98%
FIIOC FBO C.E. TOLAND & SON PROFIT SHARING 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	Class R4	5.07%
JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK RPS-TRADING OPS ST4 601 CONGRESS ST BOSTON, MA 02210-2805	Class R4	5.21%
JOHN HANCOCK LIFE INSURANCE CO USA RPS-TRADING OPS ST6 601 CONGRESS ST BOSTON, MA 02210-2805	Class R4	28.76%
LINCOLN RETIREMENT SERVICES COMPANY FBO CRISP REGIONAL HOSPITAL 403B PO BOX 7876 FORT WAYNE, IN 46801-7876	Class R5	29.16%

Part I 8-11

LINCOLN RETIREMENT SERVICES COMPANY FBO GEORGIA SCHOOL BOARD ASSOC 403B PO BOX 7876 FORT WAYNE, IN 46801-7876	Class R5	12.41%
LORD ABBETT MULTI-ASSET INCOME FUND 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class I	8.14%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class F	5.85%
MARK F EISENBERG DDS MARK F EISENBERG DDS & ASSC PA 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class R2	10.12%
MATRIX TRUST COMPANY CUST FBO INDUSTRIAL POWER CORP 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class B	23.30%
MATRIX TRUST COMPANY CUST. FBO LION PLUMBING SUPPLY, INC. 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class P	100.00%
MID ATLANTIC TRUST CO FBO KAYAL ORTHOPAEDIC PC 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R2	6.66%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class A Class B Class C Class F Class R2 Class R4	5.09% 10.68% 9.59% 6.99% 47.72% 21.95%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class C Class F	6.88% 14.51%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Class R4	32.34%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class C Class F Class I	5.67% 34.89% 76.25%
NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	Class R5	37.96%

Part I 8-12

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class B Class C Class F	6.08% 7.81% 18.57%
STEAMFITTERS INDUSTRY SECURITY BENEFIT FUND 2708 40TH AVE LONG ISLAND CITY, NY 11101-3725	Class R6	91.90%
UMB BANK NA TED HEAPS CONTAINER SERVICE THEODORE L HEAPS JR 366 JERSEYTOWN RD P O BOX 208 MILLVILLE, PA 17846-0208	Class B	5.00%
VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD, CT 06199-0065	Class R3	8.71%
VOYA RETIREMENT INS AND ANNUITY CO SEPARATE A/C F ONE ORANGE WAY, B3N WINDSOR, CT 06095-4773	Class R3	37.02%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class B Class C	7.31% 11.52%
High Yield Fund
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	Class C Class F	8.67% 31.97%
AUL GROUP RETIREMENT ANNUITY SEPARATE ACCT II PO BOX 368 INDIANAPOLIS, IN 46206-0368	Class R3	8.13%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	Class A Class I Class R6	10.69% 5.45% 5.01%
CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105-1905
DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES, IA 50392-0001	Class P Class R2 Class R4	68.74% 17.49% 7.57%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class B Class F3	10.88% 15.26% 91.51%

Part I 8-13

GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class R4	8.27%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class T	100.00%
LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITY FUND 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class I	19.48%
LORD ABBETT MULTI-ASSET GROWTH FUND 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class I	11.34%
LORD ABBETT MULTI-ASSET INCOME FUND 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class I	18.17%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class C Class F	6.81% 7.38%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class C Class F Class R2 Class R4	7.32% 10.22% 56.25% 25.00%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class C Class F	10.47% 7.01%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Class R4 Class R6	5.83% 6.44%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Class R4 Class R6	5.93% 12.55%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Class R6	19.36%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class A Class B Class C Class F Class I	15.91% 6.95% 6.93% 10.97% 13.00%
NATIONWIDE LIFE INSURANCE CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	Class R5	39.93%

Part I 8-14

NATIONWIDE LIFE INSURANCE CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	Class R5	36.16%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class A Class B Class C Class F	9.13% 7.44% 10.92% 9.07%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	Class B Class C	12.32% 8.35%
RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL OMNIBUS PLL/SMF PO BOX 28004 ATLANTA, GA 30358-0004	Class P	28.49%
SAMMONS FINANCIAL NETWORK LLC FBO VARIOUS ACCOUNTS 4546 CORPORATE DR STE 100 WEST DES MOINES, IA 50266-5911	Class R3	42.03%
STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON, MA 02111-2901	Class R3 Class R4	8.76% 9.64%
THE BLUE CROSS & BLUE SHIELD OF FLORIDA FOUNDATION INC 4800 DEERWOOD CAMPUS PKWY JACKSONVILLE, FL 32246-8273	Class F3	6.47%
UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	Class F	8.16%
VOYA INSTITUTIONAL TRUST PO BOX 3507 LITTLE ROCK, AR 72203-3507	Class R4	9.12%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class A Class B Class C Class I	9.10% 52.71% 20.78% 12.12%
Small Cap Value Fund
AUL GROUP RETIREMENT ANNUITY SEPARATE ACCT II PO BOX 368 INDIANAPOLIS, IN 46206-0368	Class R3 Class R5	7.01% 96.14%

Part I 8-15

B FOREMNY & P NIEPOKOJ F & N SOLUTIONS INC 401K PSP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class R2	19.22%
CAPITAL BANK & TRUST CO BELDEN HIRAMOTO LIU & CO 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class R2	13.42%
CAPITAL BANK & TRUST CO CHEMICAL WEED CONTROL INC 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class R3	13.18%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Class B	15.40%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class B Class C Class F3	26.65% 5.30% 11.22% 99.80%
GREAT-WEST TRUST COMPANY LLC C/O MUTUAL FUND TRADING RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8525 E ORCHARD RD GREENWOOD VILLAGE, CO 80111-5002	Class R4	46.87%
GREGORY ST CLAIR SR TTEE FBO SUNSTONE CONSULTING LLC C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class R4	42.41%
HARTFORD LIFE SEPARATE 401(K) PLAN PO BOX 2999 HARTFORD, CT 06104-2999	Class P	42.08%
JEFFREY FRENCH JEFFREY B FRENCH DVM 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class R2	31.04%
LORD ABBETT ALPHA STRATEGY FUND 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class I	37.80%
MAC & CO MUTUAL FUNDS OPERATIONS PO BOX 3198 PITTSBURGH, PA 15230-3198	Class I	15.32%

Part I 8-16

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class A Class F Class R6 Class R2	8.57% 40.95% 29.67% 30.52%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class A Class C Class F	5.17% 10.65% 8.78%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Class R6	38.17%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class A Class C	5.88% 5.21%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class C	6.01%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST IBEW LOCAL UNION 375 101 S 7TH ST ALLENTOWN, PA 18101-2245	Class R6	15.71%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	Class C Class F	9.17% 11.90%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING 510 MARQUETTE AVE S MINNEAPOLIS, MN 55402-1110	Class B	11.07%
RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL OMNIBUS PLL/SMF PO BOX 28004 ATLANTA, GA 30358-0004	Class P	16.69%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS, MO 63102-2188	Class B	5.38%
TEXASAVER 401(K) PLAN EMPLOYEE RETIREMENT SYSTEM OF TX C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class I	19.27%
TEXASAVERS 457 PLAN EMPLOYEE RETIREMENT SYSTEM OF TX C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class I	7.82%

Part I 8-17

THE VANGUARD FIDUCIARY TRUST CO PO BOX 2600 VALLEY FORGE, PA 19482-2600	Class I	9.24%
UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	Class C Class F	7.76% 7.42%
UMB BANK NA CHILDRENS CHOICE EDUCARE 7766 PINEVILLE CIR CASTRO VALLEY, CA 94552-5357	Class B	9.00%
UMB BANK NA DR LESLIE P NIEHAUS LESLIE PAUL NIEHAUS 8708 BEDELL RD BERLIN CENTER, OH 44401-8710	Class B	12.48%
VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD, CT 06199-0065	Class P	5.35%
VOYA RETIREMENT INS AND ANNUITY CO ONE ORANGE WAY, B3N WINDSOR, CT 06095-4773	Class A	5.05%
VOYA RETIREMENT INS AND ANNUITY CO SEPARATE A/C F ONE ORANGE WAY, B3N WINDSOR, CT 06095-4773	Class P Class R3	6.09% 5.57%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	Class R6	16.20%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class C	15.52%
Core Plus Bond Fund
JOAN F WOODS 1316 S 26TH ST LA CROSSE, WI 54601-6122	Class C	10.30%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class A Class C Class F Class F3 Class I Class R2 Class R3 Class R4 Class R6	81.42% 14.14% 80.93% 100.00% 99.97% 99.89% 99.05% 99.88% 99.88%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class C Class F	17.94% 17.23%

Part I 8-18

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class A	5.72%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class A Class C	5.49% 44.31%
Income Fund
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	Class F	7.81%
ASCENSUS TRUST CO FBO EDCO DEFFD COMP PLAN PO BOX 10758 FARGO, ND 58106-0758	Class R6	11.27%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	Class I	34.13%
DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES, IA 50392-0001	Class R2 Class R3 Class R4 Class R6	15.62% 7.06% 25.16% 6.22%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class B Class C Class F3	30.96% 11.63% 9.59% 99.58%
FIFTH THIRD BANK FBO WFT-E-VALUATOR MODERATE RM 5001 KINGSLEY DR DEPT 3385 CINCINNATI, OH 45227-1114	Class R6	8.03%
FIFTH THIRD BANK FBO WFT-E-VALUATOR CONSERV RMD FD 5001 KINGSLEY DR DEPT 3385 CINCINNATI, OH 45227-1114	Class R6	6.73%
FIIOC FBO C.E. TOLAND & SON PROFIT SHARING 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	Class R4	12.51%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class F	5.56%

Part I 8-19

MID ATLANTIC TRUST COMPANY FBO POLYMER ENTERPRISES INC RETIREMENT 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R6	8.02%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class A Class C Class F Class R2 Class R4 Class R5 Class R6	9.47% 9.43% 15.32% 67.36% 48.55% 92.98% 36.78%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class C Class F	11.66% 33.12%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class A Class B Class C Class F Class I	6.50% 10.54% 7.46% 12.42% 6.99%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class A Class B Class C Class F	6.64% 12.61% 11.15% 8.35%
PIMS/PRUDENTIAL RET PLAN NOMINEE TRUSTEE CUSTODIAN 006 PRUDENTIAL SMARTSOLUTION IRA 280 TRUMBULL ST HARTFORD, CT 06103-3509	Class R3	6.11%
PIMS/PRUDENTIAL RET PLAN NOMINEE TRUSTEE CUSTODIAN PRUDENTIAL SMARTSOLUTION IRA 280 TRUMBULL ST HARTFORD, CT 06103-3509	Class R3	26.32%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	Class C	6.60%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING 510 MARQUETTE AVE S MINNEAPOLIS, MN 55402-1110	Class B	5.21%
SAMMONS FINANCIAL NETWORK LLC FBO VARIOUS ACCOUNTS 4546 CORPORATE DR STE 100 WEST DES MOINES, IA 50266-5911	Class R3	33.99%
UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	Class F	6.95%

Part I 8-20

UMB BANK NA CUST IRA A/C GEORGE A INCH 5907 STATE ROUTE 147 HERNDON, PA 17830-7401	Class B	7.57%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class A Class B Class C Class I	6.56% 39.31% 19.19% 39.90%
Inflation Focused Fund
ASCENSUS TRUST CO FBO CBSI EMPLOYEE RET PLAN SAVINGS PO BOX 10758 FARGO, ND 58106-0758	Class R3	28.50%
ASCENSUS TRUST COMPANY FBO KC INSTALLATION LLC 401K PS PLAN P.O. BOX 10758 FARGO, ND 58106-0758	Class R4	5.09%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	Class A Class I	14.97% 22.54%
DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES, IA 50392-0001	Class R3	8.61%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class F3	6.35% 74.53%
FIIOC FBO PDI GROUND SUPPORT SYSTEMS INC 401(K) PLAN 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	Class R3	9.03%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class R5	16.95%
JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN, NY 11245-0001	Class F3	25.40%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class R3 Class R5 Class T	5.89% 20.72% 100.00%

Part I 8-21

LORD ABBETT MULTI-ASSET BALANCED OPPORTUNITY FUND 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class I	11.91%
LORD ABBETT MULTI-ASSET INCOME FUND 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class I	12.70%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class A Class F	14.87% 7.73%
MAC & CO 500 GRANT ST RM 151-1010 PITTSBURGH, PA 15219-2502	Class R6	17.46%
MAC & CO 500 GRANT ST RM 151-1010 PITTSBURGH, PA 15219-2502	Class R6	5.27%
MAC & CO 500 GRANT ST RM 151-1010 PITTSBURGH, PA 15219-2502	Class R6	5.22%
MATRIX TRUST COMPANY CUST FBO JAMES M HOLLOWAY DDS PA 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R3	27.79%
MID ATLANTIC TRUST CO FBO G D S GROUP, INC 401(K) PROFIT SHARING 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R5	24.27%
MID ATLANTIC TRUST CO FBO PREMIER B H INC 401(K) PROFIT SHARING 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R3	12.19%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class A Class C Class F Class R2 Class R4	5.37% 13.11% 30.19% 87.98% 89.65%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class A Class C Class F	12.52% 20.93% 20.67%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Class R6	69.74%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class A Class C Class F Class I	11.78% 10.53% 10.95% 24.33%

Part I 8-22

NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	Class R5	38.07%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class C Class F	8.76% 5.08%
PROASSURANCE INDEMNITY COMPANY, INC 100 BROOKWOOD PL BIRMINGHAM, AL 35209-6811	Class I	5.37%
PROASSURANCE CASUALTY COMPANY 100 BROOKWOOD PL BIRMINGHAM, AL 35209-6811	Class I	6.14%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	Class C Class F	7.59% 5.60%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS, MO 63102-2188	Class R2	9.43%
UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	Class A Class C Class F	8.54% 9.04% 10.55%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class A Class C Class I	8.94% 15.35% 8.99%
Multi-Asset Focused Growth Fund
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class B Class C	53.35% 9.15% 7.67%
HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD, CT 06104-2999	Class R3	23.65%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class F3 Class R2 Class R5	100.00% 99.42% 100.00%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class F	7.42%
MATRIX TRUST COMPANY CUST FBO ABELSON & COMPANY LLC 401K PLAN 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R6	9.25%

Part I 8-23

MATRIX TRUST COMPANY CUST FBO BIG DOG CONCRETE 401K PLAN 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4	5.39%
MATRIX TRUST COMPANY CUST FBO BABY BLISS 401K PLAN 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4	6.20%
MATRIX TRUST COMPANY CUST FBO IVMC 401K PLAN 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class B	15.68%
MATRIX TRUST COMPANY CUST FBO MARANATHA DENTAL GROUP PC 401K 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R3	13.53%
MATRIX TRUST COMPANY CUST FBO STARKMAN ELECTRIC CO 401K PLAN 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4	5.30%
MID ATLANTIC TRUST CO FBO THOMAS E HOUSTON DMD PC 401(K) PROF 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R6	10.98%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class F Class R6	18.18% 76.58%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class F	8.84%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class F	5.02%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class C Class F	5.82% 27.41%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	Class B Class C Class F	5.76% 14.74% 19.83%
THE DOW FOUNDATION 120 RIDGE RD TUXEDO PARK, NY 10987-4251	Class I	97.36%
UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	Class F	10.18%

Part I 8-24

UMB BANK NA ULTRAPURE TECHNOLOGY 6421 PARK BENCH PL HOSCHTON, GA 30548-4135	Class B	13.89%
UMB BANK NA CUST IRA R/O HEIDI POULIN 27 MILL ST S HAMILTON, MA 01982-2214	Class B	15.93%
UMB BANK NA CUST ROTH CONTRIBUTION IRA 1/1/2004 FBO TAMERA S LEITZEL 6076 HEISTER VALLEY RD RICHFIELD, PA 17086-9023	Class B	11.13%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class C	6.08%
Multi-Asset Balanced Opportunity Fund
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	Class F	7.99%
ASCENSUS TRUST CO FBO BEAR RIVER ASSOCIATES 401K PLAN PO BOX 10758 FARGO, ND 58106-0758	Class P	7.99%
ASCENSUS TRUST COMPANY FBO VIOLETTE SILVESTER & SONS, INC. 401K P.O. BOX 10758 FARGO, ND 58106-0758	Class R2	21.56%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	Class I	5.34%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class B Class C	62.09% 60.55% 13.37%
FIIOC FBO GERVAIS 401(K) PLAN 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	Class R5	86.98%
FIRTAN PO BOX 1806 MANHATTAN, KS 66505-1806	Class B	5.07%
HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD, CT 06104-2999	Class R3	20.78%

Part I 8-25

LATHA RAVI & KUMAR RAVI LATHA RAVI MD 401K PLAN 8519 ADALINA PL ORLANDO, FL 32827-7277	Class P	18.90%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class R5 Class T Class F3	11.21% 100.00% 100.00%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class F	18.74%
MATRIX TRUST COMPANY CUST FBO HAGERTY CONSULTING INC 401K PLAN 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4	9.90%
MATRIX TRUST COMPANY CUST FBO DENNIS JANDA INC 401K PLAN 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4	5.75%
MATRIX TRUST COMPANY CUST FBO VALERIE D MARTONE DMD LTD 401K PLAN 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4	5.42%
MID ATLANTIC TRUST CO FBO VOICEPORT LLC 401(K) PS 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R2	6.99%
MID ATLANTIC TRUST CO FBO DEWEY COMMUNITIES SERVICE CORP 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R2	69.77%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class F Class R6	13.16% 16.81%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class C Class F	5.68% 8.76%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	Class B Class F Class I	5.52% 8.49% 10.01%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class A Class C Class F	5.38% 11.26% 13.54%

Part I 8-26

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	Class C Class F	9.24% 18.06%
RELIANCE TRUST COMPANY FBO HOLDAHL INC 401K PO BOX 28004 ATLANTA, GA 30358-0004	Class P	50.85%
STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON, MA 02111-2901	Class P	16.25%
VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD, CT 06199-0065	Class R3	12.12%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class B Class C Class I	14.34% 18.26% 68.18%
Multi-Asset Growth Fund
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	Class B Class F	5.14% 7.76%
CHARLES SCHWAB & CO INC BENEFIT OF CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	Class I	5.57%
EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class B Class C	57.86% 70.98% 12.38%
HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD, CT 06104-2999	Class R3	19.31%
JP MORGAN SECURITIES LLC 4 CHASE METROTECH CTR BROOKLYN, NY 11245-0001	Class F3	52.77%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class F3 Class R5	47.23% 100.00%
LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class F	9.44%
MATRIX TRUST COMPANY CUST FBO 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4 Class R6	12.59% 7.71%
MATRIX TRUST COMPANY CUST FBO 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4	6.25%

Part I 8-27

MATRIX TRUST COMPANY CUST FBO 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4	8.94%
MG TRUST COMPANY CUST FBO 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R2 Class R3	70.85% 7.40%
MID ATLANTIC TRUST CO FBO 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R4	5.95%
MLPF&S FOR THE SOLE BENEFIT 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class F Class R2 Class R6	15.77% 28.88% 23.94%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class C Class F	7.11% 21.34%
NATIONAL FINANCIAL SERVICES LLC MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class B Class F	5.29% 7.21%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class A Class C Class F	5.77% 9.47% 10.07%
RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	Class C Class F	10.22% 14.35%
THE DOW FOUNDATION 120 RIDGE RD TUXEDO PARK, NY 10987-4251	Class I	45.04%
UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	Class F	8.51%
VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD, CT 06199-0065	Class R3	13.48%
WELLS FARGO CLEARING SERVICES LLC EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class C Class I	12.40% 40.83%
Total Return Fund
AUL GROUP RETIREMENT ANNUITY SEPARATE ACCT II PO BOX 368 INDIANAPOLIS, IN 46206-0368	Class R3	6.94%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	Class R5 Class I	45.59% 11.72%

Part I 8-28

DCGT TRUSTEE & OR CUSTODIAN FBO APPLIED IND TECH INC FUND OF FUNDS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES, IA 50392-0001	Class R6	11.35%
DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES, IA 50392-0001	Class R2 Class R4	7.84% 5.30%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class B Class C Class F3	53.50% 30.08% 25.28% 99.98%
GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	Class P Class R6	53.53% 8.00%
HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD, CT 06104-2999	Class R3	21.44%
HARTFORD LIFE SEPARATE ACCOUNT 401 401(K) PLAN PO BOX 2999 HARTFORD, CT 06104-2999	Class P	22.56%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class T	100.00%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class F	5.59%
MATRIX TRUST COMPANY CUST. FBO SIMPSON UNIVERSITY 403B 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R2	6.74%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class A Class B Class C Class F Class R2 Class R4	14.12% 8.20% 17.08% 12.49% 35.09% 54.15%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class F	9.30%

Part I 8-29

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Class R3 Class R5 Class R6	9.67% 21.19% 20.33%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class C Class F Class I	5.07% 29.95% 39.23%
NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	Class R5	17.58%
PAI TRUST COMPANY, INC. MEDIA TWO INTERACTIVE 401(K) P/S PL 1300 ENTERPRISE DR DE PERE, WI 54115-4934	Class R2	7.85%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class C Class F	10.15% 18.37%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	Class B Class F	7.91% 5.19%
RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL OMNIBUS PLL/SMF PO BOX 28004 ATLANTA, GA 30358-0004	Class P Class R2	22.37% 26.97%
SAXON & CO. VI OMNIBUS ACCOUNT VICA P.O. BOX 7780-1888 PHILADELPHIA, PA 19182-0001	Class R6	6.31%
TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER, CO 80217-0748	Class R6	5.76%
UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	Class C	5.35%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class B Class C Class I	36.61% 11.54% 19.20%
Corporate Bond Fund
GEORGETTE R COLLIER 6 COLCHESTER COMMONS COLCHESTER, CT 06415-2102	Class C	6.90%

Part I 8-30

LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class A Class C Class F Class F3 Class I Class R2 Class R3 Class R4 Class R5 Class R6	84.28% 50.38% 50.12% 100.00% 13.47% 100.00% 65.99% 100.00% 100.00% 100.00%
MATRIX TRUST COMPANY CUST FBO ELK GROVE TOWNSHIP 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R3	34.01%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class C Class F Class I	32.87% 49.88% 86.53%
SANDRA J MACINNIS & ALLAN D MACINNIS 7 CHESTNUT HOLLOW ROAD COLCHESTER, CT 06415-2063	Class C	9.85%
UMB BANK NA CUST IRA A/C LINDA E ROWAN 469 S MAIN ST PITTSTON, PA 18640-2327	Class A	6.73%
Multi-Asset Income Fund
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	Class F	8.63%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	Class I	6.51%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class B	24.01% 80.07%
HARTFORD LIFE SEPARATE ACCOUNT PO BOX 2999 HARTFORD, CT 06104-2999	Class R3	5.97%
JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN, NY 11245-0001	Class F3	99.74%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class R5 Class T	42.97% 100.00%

Part I 8-31

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class C Class F	6.04% 7.40%
MATRIX TRUST COMPANY CUST FBO ABELSON & COMPANY LLC 401K PLAN 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R6	12.21%
MATRIX TRUST COMPANY CUST FBO DR JEFFREY P LEWIS & ASSOC LLC 401K 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R6	8.68%
MATRIX TRUST COMPANY CUST FBO INTEGRATED MEDICAL SOLUTIONS 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R6	6.15%
MATRIX TRUST COMPANY CUST FBO MINI MART INC OF OGDEN 401K PLAN 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R3	6.80%
MATRIX TRUST COMPANY CUST FBO TELLWORKS COMMUNICATION LLC 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4	10.40%
MATRIX TRUST COMPANY CUST FBO UNITED CEREBRAL PALSY OF HUDSON 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4	5.54%
MATRIX TRUST COMPANY CUST FBO ACHIEVE BUILDS CONFIDENCE INC 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4	7.52%
MATRIX TRUST COMPANY CUST FBO CAIN CONTRACTING INC 401K PLAN 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R4	7.18%
MATRIX TRUST COMPANY CUST FBO FLOORING SURFACES INC 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R6	6.11%
MATRIX TRUST COMPANY CUST FBO INTEGRATED ORTHO LLC 401(K) PLAN 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R6	9.77%
MID ATLANTIC TRUST CO FBO DEZINNIA, INC 401(K) PS 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R4	5.16%

Part I 8-32

MID ATLANTIC TRUST CO FBO VARGAS ASSOCIATES INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R2	5.59%
MID ATLANTIC TRUST CO FBO ASIAN AND PACIFIC ISLANDER 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R2	45.05%
MID ATLANTIC TRUST CO FBO TOXCO INC 401(K) PROFIT SHARING 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	Class R2	17.86%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class C Class F Class R2 Class R6	6.90% 20.97% 15.06% 12.01%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class C Class F	7.12% 10.54%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class A Class C Class F	11.27% 7.26% 6.61%
NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	Class R5	57.03%
PAI TRUST CO INC EMS 1300 ENTERPRISE DR DE PERE, WI 54115-4934	Class R2	15.96%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class A Class C Class F	12.17% 14.08% 17.90%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	Class C Class F	9.06% 11.20%
SAMMONS FINANCIAL NETWORK LLC FBO VARIOUS ACCOUNTS 4546 CORPORATE DR STE 100 WEST DES MOINES, IA 50266-5911	Class R3	20.17%
UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	Class F	6.69%

Part I 8-33

VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD, CT 06199-0065	Class R3	38.34%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class A Class B Class C Class I	11.36% 12.20% 24.71% 81.40%
Short Duration Core Bond Fund
THE JOAN A BINSTOCK REVOCABLE LIVING TRUST 1105 PARK AVE APT 9B NEW YORK, NY 10128-1200	Class A	28.35%
JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN, NY 11245-0001	Class A	6.06%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class A Class C Class F Class F3 Class R2 Class R3 Class I Class R4 Class R5 Class R6	12.19% 5.70% 63.20% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class F	8.37%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class A Class C Class F	46.55% 91.22% 24.11%
Short Duration Income Fund
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	Class F	7.56%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	Class A Class I	10.97% 20.29%

DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES, IA 50392-0001	Class R2 Class R3 Class R4 Class R5	6.85% 14.86% 7.48% 11.28%

Part I 8-34

DESERET MUTUAL EMPLOYEE PENSION PLAN TRUST PO BOX 45530 SALT LAKE CITY, UT 84145-0530	Class R6	12.65%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Class A Class B Class C Class F3	9.20% 9.28% 7.22% 28.57%
FIIOC FBO HOGUET NEWMAN REGAL & KENNEY, LLP 401(K) PROFIT SHARING PLAN 100 MAGELLAN WAY KWIC COVINGTON, KY 41015-1987	Class R5	6.08%
JOHN HANCOCK LIFE INSURANCE CO USA RPS-TRADING OPS ST6 601 CONGRESS ST BOSTON, MA 02210-2805	Class R4	18.03%
JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN, NY 11245-0001	Class F3	67.61%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class T	100.00%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	Class B Class F	11.56% 6.44%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Class A Class B Class C Class F Class R2 Class R4	10.99% 5.07% 12.81% 20.34% 75.58% 37.49%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class A Class C Class F	9.97% 10.21% 21.21%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Class R5	5.70%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class A Class C Class F Class I	10.04% 5.56% 11.44% 19.03%
NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	Class R5	31.92%

Part I 8-35

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class A Class B Class C Class F	9.05% 8.44% 11.07% 9.81%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	Class B Class C Class F	6.11% 7.03% 5.84%
SAMMONS FINANCIAL NETWORK LLC FBO VARIOUS ACCOUNTS 4546 CORPORATE DR STE 100 WEST DES MOINES, IA 50266-5911	Class R3	40.09%
STEAMFITTERS INDUSTRY WELFARE FUND 2708 40TH AVE LONG ISLAND CITY, NY 11101-3725	Class R6	5.75%
UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	Class A Class F	5.09% 8.98%
VOYA INSTUTUTIONAL TRUST CO PO BOX 990065 HARTFORD, CT 06199-0065	Class R3	19.80%
VOYA RETIREMENT INS AND ANNUITY CO ONE ORANGE WAY, B3N WINDSOR, CT 06095-4773	Class R4	5.12%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	Class A Class B Class C Class I	10.95% 52.61% 24.58% 28.25%
Ultra Short Bond Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	Class I	11.47%
D A DAVIDSON & CO MARK DICKEY 8 3RD ST N GREAT FALLS, MT 59401-3155	Class R5	9.94%
JP MORGAN SECURITIES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN, NY 11245-0001	Class F3	99.99%
LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY, NJ 07302-3900	Class R5 Class R6 Class I	90.06% 80.39% 5.81%
LPL FINANCIAL FBO: CUSTOMER ACCOUNTS PO BOX 509046 SAN DIEGO, CA 92150-9046	Class F	5.45%

Part I 8-36

MATRIX TRUST COMPANY CUST FBO COMPREHENSIVE DENTAL CARE 401K PLAN 717 17TH ST STE 1300 DENVER, CO 80202-3304	Class R6	0.06%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	Class A Class F Class I	33.13% 39.36% 30.12%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK, NY 10281-1003	Class F Class I	6.93% 29.97%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Class A Class F Class I	13.06% 5.52% 8.31%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING 510 MARQUETTE AVE S MINNEAPOLIS, MN 55402-1110	Class F	5.20%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS, MO 63102-2188	Class A	10.61%
UBS WM USA 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	Class A Class F	20.14% 21.91%

As of February 28, 2018 each Fund’s officers and Board Members, as a group, owned less than 1% of each class of the Fund’s outstanding shares, except for the Funds’ share classes stated below.

Multi-Asset Focused Growth Fund	Class A	1.69%

Multi-Asset Growth Fund	Class R6	5.79%

Calibrated Dividend Growth Fund	Class R6	1.16%

Growth Opportunities Fund	Class R6	11.22%

Class F3 and T shares are newly created. Lord Abbett’s seed capital may represent ownership of up to 100% of certain share classes during their initial phase of operation and, in limited circumstances, during subsequent periods. It is anticipated that over time this percentage will decrease.

Part I 8-37

9.
FINANCIAL STATEMENTS

The financial statements are incorporated into this SAI by reference to the Funds’ most recent annual reports to shareholders, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, based on their authority as experts in accounting and auditing.

Part I 9-1

PART II

Part II describes policies and practices that apply to each Lord Abbett Fund. Part II is not a standalone document and must be read in conjunction with Part I. The Lord Abbett Funds are comprised of Equity Trust, Investment Trust, and Securities Trust, each a Delaware statutory trust; and Affiliated Fund, Bond Debenture Fund, Developing Growth Fund, Global Fund, Mid Cap Stock Fund, Municipal Income Fund, Research Fund, Series Fund, and Money Market Fund, each a Maryland corporation.

Note: Updated SAIs for each Fund will be filed with the SEC in accordance with each Fund’s regularly scheduled annual update cycle. References in this Part II to Funds that have not yet filed an updated SAI do not supersede the currently effective SAI for those Funds.

PAGE

1.	GLOSSARY	1-1
2.	ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS, RISKS, AND TECHNIQUES	2-1
3.	DISCLOSURE OF PORTFOLIO HOLDINGS	3-1
4.	MANAGEMENT OF THE FUNDS	4-1
5.	INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES	5-1
6.	PORTFOLIO MANAGERS	6-1
7.	BROKERAGE ALLOCATION AND OTHER PRACTICES	7-1
8.	CLASSES OF SHARES	8-1
9.	PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS	9-1
10.	TAXATION OF THE FUNDS	10-1
APPENDIX A – Policies and Procedures Governing Disclosure of Portfolio Holdings		A-1
APPENDIX B – Fund Portfolio Information Recipients		B-1
APPENDIX C – Proxy Voting Policies and Procedures		C-1
APPENDIX D – Description of Corporate Bond Ratings		D-1

1.
GLOSSARY

Lord Abbett Funds are comprised of the following management investment companies:

Lord Abbett Affiliated Fund, Inc.: Affiliated Fund
Lord Abbett Bond Debenture Fund, Inc.: Bond Debenture Fund
Lord Abbett Developing Growth Fund, Inc.: Developing Growth Fund
Lord Abbett Equity Trust: Equity Trust
Lord Abbett Global Fund, Inc.: Global Fund
Lord Abbett Investment Trust: Investment Trust
Lord Abbett Mid Cap Stock Fund, Inc.: Mid Cap Stock Fund
Lord Abbett Municipal Income Fund, Inc.: Municipal Income Fund
Lord Abbett Research Fund, Inc.: Research Fund
Lord Abbett Securities Trust: Securities Trust
Lord Abbett Series Fund, Inc.: Series Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.: Money Market Fund

1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
AMT Free Fund	Lord Abbett AMT Free Municipal Bond Fund
Board	Board of Directors or Trustees
Board Member(s)	Director(s) or Trustee(s) of the Board
CDSC	Contingent Deferred Sales Charge
CEA	Commodity Exchange Act, as amended
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity Pool Operator
Custodian	State Street Bank and Trust Company
Declaration	Declaration and Agreement of Trust
Distribution Agreement	Distribution Agreement for each Fund, as described in this SAI
Distribution Fees	Fees used to support the Fund’s marketing and distribution efforts, such as compensating financial intermediaries, advertising and promotion
Distributor	Lord Abbett Distributor LLC
Emerging Markets Corporate Debt Fund	Lord Abbett Emerging Markets Corporate Debt Fund
Emerging Markets Currency Fund	Lord Abbett Emerging Markets Currency Fund
Emerging Markets Local Bond Fund	Lord Abbett Emerging Markets Local Bond Fund
Fitch	Fitch Ratings, Inc.
Fund(s)	Each separate investment portfolio of a Lord Abbett Fund or, if a Lord Abbett Fund has only a single investment portfolio, the Lord Abbett Fund
Fund(s)-of-Funds	Collectively, Multi-Asset Balanced Opportunity Fund, Multi-Asset Focused Growth Fund, Multi-Asset Global Opportunity Fund, Multi-Asset Growth Fund, Multi-Asset Income Fund, and Alpha Strategy Fund
High Yield Municipal Fund	Lord Abbett High Yield Municipal Bond Fund
Independent Board Member(s)	Director(s) or Trustee(s) of the Board who are not “interested persons” as defined in the 1940 Act, of each Fund
Inflation Focused Fund	Lord Abbett Inflation Focused Fund
Interested Board Member(s)	Director(s) or Trustee(s) of the Board who are not Independent Board Members
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IRS	Internal Revenue Service
Lord Abbett	Lord, Abbett & Co. LLC
Moody’s	Moody’s Investors Service, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations exchange
NAV	Net Asset Value
NYSE	New York Stock Exchange
OTC	Over-the-counter
Rule 12b-1 Plan	Distribution and/or Shareholder Service Plan adopted under Rule 12b-1 (under the 1940 Act)
S&P	S&P Global Ratings
SAI	Statement of Additional Information
SEC	United States Securities and Exchange Commission
Short Duration High Yield Municipal Bond Fund	Lord Abbett Short Duration High Yield Municipal Bond Fund
SWP	Systematic Withdrawal Plan
Underlying Funds	Other affiliated mutual funds managed by Lord Abbett in which the Fund(s)-of-Funds may invest
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2.
ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS, RISKS, AND TECHNIQUES

This section provides further information on certain types of investments and investment techniques that each Fund may use and some of the risks associated with such investments and techniques. When used in this section, “the Fund” refers to any Fund that can use the investments and techniques described below, as specified in the “Fund Investments” section of the SAI or in the Fund’s prospectus, unless otherwise discussed. The composition of the Fund’s portfolio and the investments and techniques that the Fund uses in seeking its investment objective and employing its investment strategies will vary over time. The Fund may use the investments and techniques described below at all times, at some times, or not at all.

Direct Investments by Funds-of-Funds. In the case of the Funds-of-Funds, references to each “Fund” or the “Funds” include each Fund-of-Funds as well as certain or all of the Underlying Funds, to the extent permitted by the applicable Underlying Fund’s respective prospectus and SAI. Funds-of-Funds may invest directly in securities and non-securities consistent with the Fund’s investment objectives, policies, and restrictions.

Duration. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond’s yield, coupon interest payments, final maturity, and call features into one measure. Duration allows an investment adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the Fund’s portfolio of bonds. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations, and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility.

The Fund’s portfolio will have a duration that is equal to the weighted average of the durations of the bonds in its portfolio. The longer the Fund’s portfolio’s duration, the more sensitive it is to interest rate risk. The shorter the Fund’s portfolio’s duration, the less sensitive it is to interest rate risk. For example, the value of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and the value of a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security’s price. With respect to securities with an interest rate adjustment period of one year or less, the Fund will, when determining average- weighted duration, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and, therefore, have a shorter duration than would be implied by their stated final maturity. For purposes of determining the Fund’s average maturity, the maturities of such securities will be calculated based upon the issuing agency’s payment factors using industry accepted valuation models.

Borrowing Money. The Fund may borrow money. In addition, as described more fully below under “Interfund Lending,” the Fund (provided applicable criteria are met) may borrow from certain other Funds in interfund lending transactions. If the Fund borrows money and experiences a decline in its NAV, the borrowing will increase the effect of its losses on the value of the Fund’s shares.

Cash Management Practices. The Fund receives cash as a result of investments in the Fund’s shares, from the sale of the Fund’s investments, and from any income or dividends generated by its portfolio investments and may

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handle that cash in different ways. The Fund may maintain a cash balance pending investments in other securities, payment of dividends or redemptions, or in other circumstances where the Fund’s portfolio management team believes additional liquidity is necessary or advisable. To the extent that the Fund maintains a cash balance, that portion of the Fund’s portfolio will not be exposed to the potential returns (positive or negative) of the market in which the Fund typically invests. The Fund may invest its cash balance in short-term investments, such as repurchase agreements.

Consistent with its investment objective, policies, and restrictions, however, the Fund also may invest in securities, such as ETFs, or derivatives related to its cash balance. For example, the Fund may buy index futures with an aggregate notional amount that approximately offsets its cash balance to efficiently provide investment exposure while maintaining liquidity or accumulating cash pending purchases of individual securities. In addition, the Fund may buy or sell futures contracts in response to purchases or redemptions of Fund shares in order to maintain market exposure consistent with the Fund’s investment objective and strategies. When investing in this manner, the Fund may maintain a net short position with respect to futures, but would segregate liquid assets to cover its net payment obligations.

These cash management practices are ancillary to, and not part of, the Fund’s principal investment strategies. As such, the Fund does not intend to invest substantially in this manner under normal circumstances.

Collateralized Loan Obligations and Other Collateralized Obligations. A collateralized loan obligation (“CLO”) is a type of structured product that issues securities collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans, and subordinate corporate loans. The underlying loans may be rated below investment grade by a rating agency. A CLO is not merely a conduit to a portfolio of loans; it is a pooled investment vehicle that may be actively managed by the collateral manager. Therefore, an investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment.

The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk- reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. Generally, the risks of investing in a CLO can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. In addition to the general risks associated with fixed income securities and structured products discussed elsewhere in this SAI and in the prospectus, CLOs carry additional risks including but not limited to the following:

•	Subordination and Risk of Default: Lower tranche CLOs provide subordination and enhancement to higher tranches, and, therefore, lower tranches are subject to a higher risk of defaults in the underlying collateral. Although supported by the lower tranches, defaults or losses above certain levels could reduce or eliminate all current cash flow to the highest tranche and entail loss of principal. Among other things, defaults, downgrades, and principal losses with respect to CLO collateral can trigger an event of default under the terms of the CLO structure, which could result in the liquidation of the collateral and accelerate the payments of the Fund’s investments in the CLO, which may be at a loss.

•	Transparency Risk: Collateral managers of CLOs may actively manage the portfolio. Accordingly, the collateral and the accompanying risks underlying a CLO in which the Fund invests will change, and will do so without transparency. Therefore, the Fund’s investment in a CLO will not benefit from detailed or ongoing due diligence on the underlying collateral.

•	Credit Risk: CLO collateral is subject to credit and liquidity risks, as substantially all of the collateral held by CLOs will be rated below investment grade or be unrated. Because of the lack of transparency, the credit and liquidity risk of the underlying collateral can change without visibility to the CLO investors.
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•	Lack of Liquidity: CLOs typically are privately offered and sold, and, thus, are not registered under the federal securities laws and subject to transfer restrictions. As a result, the Fund may characterize investments in CLOs as illiquid. Certain securities issued by a CLO (typically the highest tranche) may have an active dealer market and, if so, the Fund may deem such securities to be liquid.

•	Interest Rate Risk: The CLO portfolio may have exposure to interest rate fluctuations as well as mismatches between the interest rate on the underlying bank loans and the CLO securities.

•	Prepayment Risk: CLO securities may pay earlier than expected due to defaults (triggering liquidation) or prepayments on the underlying collateral, optional redemptions, or refinancing, or forced sale in certain circumstances.

•	Documentation Risk: CLO documentation is highly complex and can contain inconsistencies or errors, creating potential risk and requiring significant interpretational expertise, disputes with issuers, or unintended investment results.

Other structured products in which the Fund may invest include collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), and collateralized mortgage obligations (“CMOs”). A CDO is a security backed by pools of corporate or sovereign bonds, bank loans to corporations, or a combination of bonds and loans, many of which may be unsecured. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities, which are often a diversified pool of securities that are high risk and below investment grade. These securities are collateralized by many different types of fixed income securities, including high-yield debt, trust preferred securities, and emerging market debt, which are subject to varying degrees of credit and counterparty risk. A CMO is a security that is collateralized by whole loan mortgages or mortgage pass-through securities. CMOs, CDOs and CBOs are structured similarly to CLOs and carry additional risks that include, but are not limited to, the risks of investing in CLOs described above and the risks associated with the pool of underlying securities. For more information about CMOs, please see “Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits” below.

Convertible Securities. Convertible securities are preferred stocks or debt obligations that may be converted into or exchanged for shares of common stock (or cash or other securities) of the same or a different issuer at a stated price or exchange ratio. Convertible securities generally rank senior to common stock in a corporation’s capital structure but usually are subordinated to comparable non-convertible securities. A convertible security entitles the holder to receive a dividend or interest that generally is paid or accrued on the underlying security until the convertible security matures or is redeemed, converted, or exchanged. While convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, market prices of convertible securities may be affected by such dividend changes or other changes in the underlying securities. In addition, if the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. Alternatively, a convertible security may lose much or all of its value if the value of the underlying common stock falls below the conversion price of the security.

Convertible securities have both equity and fixed income risk characteristics. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Synthetic convertible securities are derivative instruments comprising two or more securities whose combined investment characteristics resemble a convertible security. A typical convertible security combines fixed income securities or preferred stock with an equity component, such as a warrant, which offers the potential to own the

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underlying equity security. The value of a synthetic convertible security may respond differently to market fluctuations than the value of a traditional convertible security in response to the same market fluctuations.

Credit Rating Agencies. Credit rating agencies are companies that assign credit ratings, which operate as a preliminary evaluation of the credit risk of a prospective debtor. Credit rating agencies include, but are not limited to, S&P, Moody’s, and Fitch. Credit ratings are provided by credit rating agencies that specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Credit ratings issued by these agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not evaluate the market risk and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only by Lord Abbett, the Fund’s investment adviser, as a preliminary indicator of investment quality. Lord Abbett may use any Nationally Recognized Statistical Rating Organization when evaluating investment quality. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. More information on credit rating agency ratings is located in Appendix D.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest and typically must repay the amount borrowed at the maturity of the instrument. Debt securities include, but are not limited to, bonds, debentures, government obligations, commercial paper, repurchase agreements, and pass-through instruments. A debt security is typically considered “investment grade” if it is rated BBB/Baa or higher by a rating agency or if Lord Abbett determines the security to be of comparable quality. For a discussion of the specific risks associated with debt securities not considered “investment grade,” please see “High-Yield or Lower-Rated Debt Securities” below.

Risks Affecting Debt Securities. Prices of debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk, extension risk, and spread risk.

When interest rates rise or the issuer’s or the counterparty’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities typically declines. Investments in debt securities may face a heightened level of interest rate risk, especially because the Federal Reserve Board has begun to raise rates after a period of historically low rates. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, their prices are usually more sensitive to changes in interest rates and other factors.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. If the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of debt securities issued by that issuer may decline. Spread risk is the potential for the value of the Fund’s debt security investments to fall due to the widening of spreads. Debt securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for such greater credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns, or general reductions in risk tolerance.

Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the debt security before the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk often is associated with mortgage securities where the underlying mortgage loans can be refinanced, although it also can be present in corporate or other types of bonds with call provisions. When a prepayment occurs, the Fund may be forced to reinvest in lower yielding debt securities. Extension risk is the chance that, during periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk generally is low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.

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Debt securities trade on an OTC basis in which parties buy and sell securities through bilateral transactions. While the total amount of assets invested in debt markets has grown in recent years, the capacity for traditional dealer counterparties to engage in debt trading has not kept pace and has decreased, in part due to regulations and capital requirements applicable to these entities. As a result, because market makers provide stability to a market through their intermediary services, a significant reduction in dealer inventories has decreased liquidity and potentially could increase volatility in the debt markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

Economic, political, and other events also may affect the prices of broad debt markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk, or spread risk.

Many debt securities use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the debt securities or other instruments in which the Fund invests cannot yet be determined.

Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and similar depositary receipts. ADRs typically are trust receipts issued by a U.S. bank or trust company or other financial institution (a “depositary”) that evidence an indirect interest in underlying securities issued by a foreign entity and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are listed and traded in the United States. GDRs typically are issued by non-U.S. banks or financial institutions (a “foreign depositary”) to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity and deposited with the foreign depositary. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information, and other risks. To the extent the Fund acquires depositary receipts through banks that do not have a contractual relationship to issue and service unsponsored depositary receipts with the foreign issuer of the underlying security underlying the depositary receipts, there is an increased possibility that the Fund will not become aware of, and, thus, be able to respond to, corporate actions such as stock splits or rights offerings involving the issuer in a timely manner. In addition, the lack of information may affect the accuracy of the valuation of such instruments. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted. However, by investing in certain depositary receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the payment and delivery (“settlement”) period for purchases and sales.

Defaulted Bonds and Distressed Debt. Defaulted bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. In the event of a default, the Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and, in some cases, there may be no recovery of repayment. Further, defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates. Often, the securities received are illiquid or speculative. Investments in securities following a workout or bankruptcy proceeding typically entail a higher degree of risk than investments in securities that have not recently undergone a reorganization or restructuring. Moreover, these securities can be subject to heavy selling or downward pricing pressure after the completion of a workout or bankruptcy proceeding. If the Fund’s evaluation of the anticipated outcome of an investment should prove inaccurate, the Fund could experience a loss. Such securities obtained in exchange may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets, and contingent interest obligations.

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The Fund may hold securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Defaulted bonds and distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. To the extent that the Fund holds distressed debt, that Fund will be subject to the risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. The Fund may invest in additional securities of a defaulted issuer to retain a controlling stake in any bankruptcy proceeding or workout. Even if the Fund invests in tax-exempt bonds, it may receive taxable bonds in connection with the terms of a restructuring deal, which could result in taxable income to investors. In addition, any distressed securities or any securities received in exchange for such securities may be subject to restrictions on resale. In any reorganization or liquidation proceeding, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

Derivatives. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities, or to increase potential returns. Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and other assets, and related indices. Examples of derivative instruments the Fund may use include options contracts, futures contracts, options on futures contracts, forward currency contracts, structured notes, swap agreements, and credit derivatives. Derivatives may provide a cheaper, quicker, or more efficient or specifically focused way for the Fund to invest or to hedge than “traditional” securities would. The Fund’s portfolio management team, however, may decide not to employ some or all of these strategies. Similarly, suitable derivatives transactions may not be available or available on the terms desired, and derivatives transactions may not perform as intended. There is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost or notional value would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. The Fund’s notional derivatives exposure and/or the percentage of total investment exposure may be greater than the total value of its assets, which would have the result of leveraging the Fund.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments (or not correlated as expected), or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions (referred to as “OTC derivatives”). Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, many OTC derivatives are not guaranteed by a clearing agency. Therefore, each party to an OTC derivative that is not centrally cleared bears the risk that the counterparty will default. Accordingly, Lord Abbett will consider the creditworthiness of counterparties to non-centrally cleared OTC derivatives in the same manner

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as it would review the credit quality of a security to be purchased by the Fund. OTC derivatives generally are less liquid than exchange-traded derivatives.

New requirements also may result in increased uncertainty about counterparty credit risk, and they also may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Asset Coverage. The Fund will be required to “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC staff-approved measures (such as entering into offsetting transactions) to “cover” open positions with respect to certain kinds of derivatives. The amount and type of assets set aside will depend on the nature and type of the transaction, the Fund’s current and potential obligations under the transaction, and other factors considered by Lord Abbett, and may not equal the amount of the derivative’s full notional value. To the extent the Fund sets aside assets equal to only its net obligations under a derivative, the Fund may be employing leverage to a greater extent than if the Fund were to segregate assets equal to the full notional value of such transactions. The Fund reserves the right to modify its asset segregation policies in the future.

Regulatory and Market Considerations. New U.S. and non-U.S. rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions by, for example, making some types of derivatives no longer available to the Fund or making them less liquid. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, because the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency, or other challenges simultaneously), there is no assurance that they will achieve that result, and, in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.

Credit Derivatives. The Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in certain market factors, such as credit spreads, can cause a decline in the value of a security, loan, or index. There are three basic transactional forms for credit derivatives: swaps, options, and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If Lord Abbett is incorrect in its forecasts of default risks, market spreads, or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Lord Abbett is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and, if no default occurs, with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If the Fund “writes” (sells) protection, it may be liable for the entire value of the security underlying the derivative.

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Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, swaps, structured notes, and any combination of futures, options, swaps, currency, and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Lord Abbett, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions normally are entered into based on Lord Abbett’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination instead will increase such risks or hinder achievement of the portfolio management objective.

Commodities. Commodities include assets that have tangible properties, such as oil, metals, and agricultural products. Commodity-linked derivative instruments include, for example, commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. These instruments provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. An investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s NAV), and there can be no assurance that the Fund’s use of leverage will be successful. Tax considerations and position limits established by the commodities exchanges may limit the Fund’s ability to pursue investments in commodity-linked derivatives.

Options on Securities and Securities Indices. The Fund may purchase call and put options and write covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period or at a specific date depending on the terms of the option. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period or at a specific date depending on the terms of the option. The Fund also may enter into “closing purchase transactions” in order to terminate its obligation to deliver the underlying security. A closing purchase transaction is the purchase of a call option (at a cost that may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it otherwise might have sold to protect against depreciation. Certain “European” options only permit exercise on the exercise date. Options that are not exercised or closed out before their expiration date will expire worthless.

A “covered call option” written by the Fund is a call option with respect to which the Fund owns the underlying security. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options, which it retains whether or not the option is exercised. However, the Fund also may realize a loss on the transaction greater than the premium received.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and, for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders, trading halts, or suspensions in one or more options. Similar events, or

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events that may otherwise interfere with the timely execution of customers’ orders, may recur in the future. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, or it otherwise covers its position.

The securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, Lord Abbett, and other funds advised by Lord Abbett may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

Specific Options Transactions. Examples of the types of options the Fund may purchase and sell include call and put options in respect of specific securities (or groups or “baskets” of specific securities) such as U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the OTC market, or securities indices, currencies, or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

The Fund may purchase and sell call and put options on foreign currencies. These options convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Successful use by the Fund of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies, or interest rates. To the extent Lord Abbett’s predictions are incorrect, the Fund may incur losses. The use of options also can increase the Fund’s transaction costs.

OTC Options. OTC options contracts (“OTC options”) differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event the Fund may experience material losses. Because there is no exchange, pricing normally is done by reference to information from the counterparty or other market participants.

In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any given time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, generally it can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, a put writer of an OTC option may be unable to sell the securities segregated to cover the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Foreign Currency Options. The Fund may take positions in options on foreign currencies. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it effectively could fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against

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the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. Option markets may be closed while non-U.S. securities markets or round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

The value of a foreign currency option depends on, among other factors, the value of the underlying currency, relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

There can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time before expiration. In the event of insolvency of the counterparty, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.

Yield Curve Options. Options on the yield spread or differential between two securities are commonly referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

Futures Contracts and Options on Futures Contracts. As discussed under “Cash Management Practices,” the Fund may buy and sell index futures contracts to manage cash. For example, the Fund may gain exposure to an index or to a basket of securities by entering into futures contracts rather than buying securities in a rising market.

In addition to investing in futures for cash management purposes, the Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies, for example, to hedge risk or to efficiently gain desired investment exposure. Futures are standardized, exchange-traded contracts to buy or sell a specified quantity of an underlying reference instrument at a specified price at a specified future date. In most cases, the contractual obligation under a futures contract may be offset or “closed out” before the settlement date so that the parties do not have to make or take delivery. The Fund usually closes out a futures contract by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through an exchange, cancels the obligation to make or take delivery of the underlying reference instrument. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In the United States, a clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. Thus, each holder of such a futures contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty.

When the Fund enters into a futures contract or writes an option, it generally must deposit collateral or “initial margin” equal to a percentage of the contract value. Each day thereafter until the futures contract or option is closed out, matures, or expires, the Fund will pay or receive additional “variation margin” depending on, among other factors, changes in the price of the underlying reference instrument. When the futures contract is closed out,

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if the Fund experiences a loss equal to or greater than the margin amount, the Fund will pay the margin amount plus any amount in excess of the margin amount. If the Fund experiences a loss of less than the margin amount, the Fund receives the difference. Likewise, if the Fund experiences a gain, the Fund receives the margin amount and any gain in excess of the margin amount.

Although some futures contracts call for making or taking delivery of the underlying securities, commodities, or other assets, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, delivery month, and underlying security, asset, or index). Certain futures contracts may permit cash settlement. If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also incur transaction costs.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, adverse changes in the currency exchange rate could eliminate any profits that the Fund might realize in trading and could cause the Fund to incur losses.

Futures contracts and options on futures contracts present substantial risks, including the following:

•	Unanticipated market movements may cause the Fund to experience substantial losses.

•	There may be an imperfect correlation between the change in the market value of the underlying reference instrument and the price of the futures contract.

•	The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV.

•	Because of low initial margin requirements, futures and options on futures trading involve a high degree of leverage. As a result, a relatively small price movement in a contract can cause substantial losses to the Fund.

•	There may not be a liquid secondary trading market for a futures contract or related options, limiting the Fund’s ability to close out a contract when desired.

•	The clearinghouse on which a futures contract or option on a futures contract is traded may fail to perform its obligations.

Index and Interest Rate Futures Transactions. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, for example, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the

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short futures position to the extent of the hedge (i.e., the size of the futures position). However, if the market value of the portfolio were to increase, the Fund would lose money on the futures contracts. Stock index futures contracts are subject to the same risks as other futures contracts.

An interest rate future generally obligates the Fund to purchase or sell an amount of a specific debt security. Such purchase or sale will take place at a future date at a specific price established by the terms of the futures contract.

Structured Securities and Other Hybrid Instruments. Structured securities and other hybrid instruments are types of derivative securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices, or other financial indicators (the “Reference Instrument”), or the relative change in two or more Reference Instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference Instrument. Structured securities may be positively or negatively indexed, so the appreciation of the Reference Instrument may produce an increase or decrease in the interest rate or value of the security at maturity. Structured securities may present additional risks that are different from those associated with a direct investment in fixed income or equity securities; they may be more volatile, less liquid, and more difficult to price accurately and subject to additional credit risks. A Fund that invests in structured securities could lose more than the principal amount invested.

Structured securities and other hybrid instruments can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. These instruments may not bear interest or pay dividends. As with other derivatives, the value of a hybrid instrument may be a multiple of a Reference Instrument and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the Reference Instrument. These Reference Instruments may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional stock or bond. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Swaps. The Fund may enter into interest rate, equity index, credit default, currency, Consumer Price Index (“CPI”), total return, municipal default, and other types of swap agreements. The Fund may also enter into swaptions (options on swaps). A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies, or indices. The Fund may enter into OTC swap transactions and may also enter into swaps that are traded on exchanges and are subject to central clearing. OTC swaps are subject to the credit risk of the counterparty, as well as the risks associated with the swap itself.

Specific Types of Swaps. In an interest rate swap, the Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount. Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or adjust the duration of its bond portfolio.

In a credit default swap, one party agrees to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the specified bond or debt. In such transactions, the first party effectively acquires protection from default by the issuer. The Fund also may be the protection buyer or seller in a credit default swap.

Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

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A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments generally are based on a notional amount of principal. Some CPI swaps are on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The Fund also may enter into CPI swaps on a year-over-year basis, in which one party pays an annual fixed rate on some notional amount at specified intervals (e.g., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate at specified intervals.

In a total return swap, the Fund may agree to make payments in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index, or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty. The Fund also may be the seller of a total return swap, in which case it would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay its counterparty an amount equal to any appreciation.

In a municipal default swap, the Fund agrees to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from the municipal default swap counterparty from decreases in the creditworthiness of the debt issuers. In addition to investing in municipal default swaps, the Fund also may invest in an index whose underlying (or reference) assets are municipal default swaps.

The Fund also may purchase and write options contracts on swaps, commonly known as “swaptions.” A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed upon underlying swap if the option is exercised.

The Fund also may purchase or sell interest rate caps, floors, and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

Additional Risks Associated with Swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates, or market values, or its assessments of the credit risks, the investment performance of the Fund may be less favorable than it would have been if the Fund had not entered into them. Because many of these arrangements are bilateral agreements between the Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund. The Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to make exceeds the value of the payments that its counterparty is required to make. Conversely, the Fund requires its counterparties to provide collateral on a comparable basis, except in those instances in which Lord Abbett is satisfied with the claims-paying ability of the counterparty without such collateral.

Future Developments. The Fund may take advantage of opportunities in options, futures contracts, options on futures contracts, and any other derivatives, including derivatives that are not presently contemplated for use by the Fund and derivatives that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

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Equity Securities. Equity securities generally represent equity or ownership interests in an issuer. These include common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. The value of equity securities fluctuates based on changes in a company’s financial condition, and on market, economic, and political conditions, as well as changes in inflation and consumer demand.

Common Stocks. Common stocks represent an ownership interest in a company. The prices of common stocks generally fluctuate more than the prices of other securities and reflect changes in, among other things, a company’s financial condition and in overall market, economic, and political conditions, changes in inflation, and consumer demand. A company’s common stock generally is a riskier investment than its fixed income securities, and it is possible that the Fund may experience a substantial or complete loss on an individual equity investment.

Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. These stocks represent an ownership interest and provide the holder with claims on the issuer’s earnings and assets, which generally come before common stockholders but after bond holders and other creditors. The obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer. Investments in preferred stock are also subject to market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants and Rights. Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants are options to buy from the issuer a stated number of shares of common stock at a specified price, usually higher than the market price at the time of issuance, until a stated expiration date. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights may be transferable. The value of a warrant or right may not necessarily change with the value of the underlying securities. The risk of investing in a warrant or a right is that the warrant or the right may expire before the market value of the common stock exceeds the price specified by the warrant or the right. If not exercised before their stated expiration date, warrants and rights cease to have value and may result in a total loss of the money invested. Investments in warrants and rights are considered speculative.

Foreign Currency Transactions. The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.

The Fund also may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies or may invest in securities that trade in, or receive revenues in, foreign currencies. To the extent the Fund invests in such currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Foreign currency exchange rates may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in depositary receipts or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies also are subject to the risks described under “Foreign and Emerging Market Company Risk” in the applicable Fund’s prospectus, such as inflation, interest and taxation rates, budget deficits and low savings rates, political factors, and government control.

The Fund may engage in “spot” (cash or currency) transactions and also may use forward contracts. A forward contract on foreign currencies involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts typically are traded in the OTC

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derivatives market and entered into directly between financial institutions or other currency traders and their customers.

The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. If the transaction went as planned, the Fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar, or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the former foreign currency. This investment practice generally is referred to as “cross-hedging” if two non- U.S. currencies are used. However, the Fund’s foreign currency transactions are not limited to transactions that involve a sale or purchase of a security.

The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts. On the delivery date, a forward contract can be settled by physical delivery.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.

Types of Forward Contracts. The Fund also may enter into currency forward contracts that are contractually required to, or may, settle in cash, including non-deliverable currency forward contracts (“NDFs”). Cash-settled currency forward contracts, including NDFs, generally require the netting of the parties’ liabilities. Under a cash-settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are

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marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty has a net obligation under the contract. A forward contract generally requires the delivery of initial margin by the Fund. Currency forward contracts, including NDFs, typically have maturities of approximately one to three months but may have maturities of up to six months or more.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period, and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Securities. Investment in foreign securities may involve special risks that typically are not associated with investments in U.S. securities. Foreign investment risks may be greater in developing and emerging markets than in developed markets. The risks associated with foreign securities include, among other things, the following:

•	The prices of foreign securities may be adversely affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities, and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the U.S. dollar value of the portfolio security. Currency exchange rates may fluctuate significantly over short periods of time, for a number of reasons.

•	Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

•	Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•	Issuers of non-U.S. securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers, and Funds investing in foreign securities may be affected by delayed settlements in some non-U.S. markets. Additionally, there may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•	There generally is less government regulation of foreign markets, companies, and securities dealers than in the United States. Consequently, the investor protections that are in place may be less stringent than in the United States.

•	Foreign securities markets may have substantially less trading volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

•	Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund’s portfolio securities may change materially on days an investor may not be able to purchase or redeem Fund shares. For information about “time zone arbitrage,” please see “Excessive Trading and Market Timing” in the prospectus.

•	With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or
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social instability, diplomatic developments, or the imposition of economic sanctions, or other government restrictions that could adversely affect investments tied economically to those countries.

Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issues in another market, country or region. Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. In addition, voters in the United Kingdom recently voted to leave the European Union (“EU”), creating economic and political uncertainty with respect to, among other things, the timing of the United Kingdom’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European economies, and the global markets.

The foregoing is a general discussion of “Foreign Securities.” The Fund may define foreign securities (and emerging market securities) differently than other Funds for purposes of its investment restrictions. Please see the applicable Fund’s prospectus for more information.

Emerging Markets. The risks described above apply to an even greater extent to investments in emerging markets, which may be considered speculative. Emerging markets may develop unevenly or may never fully develop and are more likely to experience hyperinflation and currency devaluations, which may be sudden and significant. In addition, the securities and currencies of many of emerging market countries may have far lower trading volumes and less liquidity than those of developed nations. If the Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs.

Securities and issuers in emerging countries tend to be subject to less extensive and frequent accounting, financial, and other reporting requirements than securities and issuers in more developed countries. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. Further, investing in securities of issuers located in certain emerging market countries may present a greater risk of loss resulting from problems in security registration and custody.

Many emerging market countries have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation, and nationalization of assets and securities. Certain emerging market countries also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious, and racial conflicts, and the imposition of economic sanctions or other measures by the United States or other governments. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may, in turn, diminish the value of their currencies. If a company’s economic fortunes are linked to emerging markets, then a security it issues generally will be subject to these risks even if the security is principally traded on a non-emerging market exchange.

High-Yield or Lower-Rated Debt Securities. Debt securities are typically considered “non-investment grade” (also referred to as “high-yield debt securities,” “lower-rated debt securities,” or “junk bonds”) if they are rated BB/Ba or lower by a rating agency (or unrated by rating agencies but determined by Lord Abbett, the Funds’ investment adviser, to be of comparable quality). Non-investment grade debt securities may pay a higher yield, but entail greater risks, than investment grade debt securities, and are considered speculative. When compared to investment grade debt securities, high-yield debt securities:

•	have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•	tend to be less sensitive to interest rate changes;
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•	are susceptible to negative perceptions of the junk markets generally; and

•	pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower yielding bonds.

The risk of loss from default for the holders of high-yield debt securities is significantly greater than is the case for holders of other debt securities because such high-yield securities generally are unsecured, often are subordinated to the rights of other creditors of the issuers of such securities, and are issued by issuers with weaker financials.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. If an issuer of high-yield securities in which the Fund is invested defaults, the Fund may incur additional expenses to seek recovery. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue for such securities. Even if such securities are held to maturity, the Fund’s recovery of its initial investment and any anticipated income or appreciation is uncertain. The Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities that are subsequently written off, even though the Fund has not received any cash payments of such interest.

Because the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important factors in the selection of such securities. Through portfolio diversification, good credit analysis, and attention to current developments and trends in interest rates and economic conditions, the Fund seeks to reduce this risk. There can be no assurance, however, that this risk will, in fact, be reduced and that losses will not occur.

The secondary market for high-yield debt securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower-rated securities generally is lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments when needed to meet redemption requests or other liquidity needs. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of lower-rated securities in its portfolio. Legislative and regulatory developments such as those discussed under “Debt Securities” above have adversely affected the secondary market for high-yield debt securities and the financial condition of issuers of these securities.

High-yield debt securities also present risks based on payment expectations. High-yield debt securities frequently contain “call” or buy-back features that permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors.

Factors having an adverse impact on the market value of high-yield securities will have an adverse effect on the Fund’s NAV to the extent the Fund holds such investments. In addition, if the Fund experiences net redemptions of its shares, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high-yield securities.

Illiquid Securities. An illiquid security is a security that, in the determination of the Fund, likely cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the amount at which it is currently valued by the Fund. Illiquid securities include, but are not limited to:

•	securities that are not readily marketable;

•	certain municipal leases and participation interests;
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•	repurchase agreements and time deposits with a notice or demand period of more than seven days;

•	certain structured securities and certain defaulted securities; and

•	certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, that such restricted security is eligible for resale pursuant to Rule 144A under the 1933 Act (“144A Securities”) and is liquid.

The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. The amount of the discount from the prevailing market price varies depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities (if needed), and prevailing supply and demand conditions.

The Fund may not be able to readily liquidate its investment in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. In this event, illiquid securities would become an increasingly larger percentage of the Fund’s portfolio. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its NAV.

144A Securities. The Fund also may invest in illiquid securities that are governed by Rule 144A under the 1933 Act. These securities may be resold under certain circumstances to other institutional buyers. Specifically, 144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that QIBs become, for a time, uninterested in purchasing these securities. 144A Securities may be treated as liquid under procedures approved by the Board of the Fund. Because of the resale restrictions in 144A Securities, there is a greater risk that they will become illiquid than securities registered with the SEC.

Inflation-Indexed Securities. Inflation-indexed securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury (“TIPS”) have maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation- adjusted principal and the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal amount of the bond repaid at maturity may be less than the original principal amount. Other types of inflation-indexed bonds may be adjusted in response to changes in the rate of inflation by different mechanisms (such as by changes in the rates of interest paid on their principal amounts).

The values of inflation-indexed bonds are expected to change in response to changes in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in

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value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected to some extent from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates or an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic inflation adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Initial Public Offerings (“IPOs”). IPOs are new issues of equity and fixed income securities. IPOs have many of the same risks as small company stocks and bonds. IPOs do not have trading history, and information about the company may be available only for recent periods. The Fund’s purchase of shares or bonds issued in IPOs also exposes it to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share and bond prices of newly priced companies have fluctuated in significant amounts over short periods of time. The Fund may be limited in the quantity of IPO and secondary offering shares and bonds that it may buy at the offering price, or the Fund may be unable to buy any shares or bonds of an IPO or secondary offering at the offering price. The Fund’s investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more limited, or no, investments in IPOs. As the size of the Fund increases, the impact of IPOs on the Fund’s performance generally would decrease; conversely, as the size of the Fund decreases, the impact of IPOs on the Fund’s performance generally would increase.

Interfund Lending. The Fund’s investment restrictions and an SEC exemptive order permit the Fund to participate in an interfund lending program with other Funds in the Lord Abbett Funds. This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. Currently, under an SEC exemptive order permitting the Fund to participate in an interfund lending program, the Fund may, to the extent permitted by its investment objective, strategies, and policies, (1) lend uninvested cash to other Lord Abbett Funds in an amount up to 15% of its net assets at the time of the loan (including lending up to 5% of its net assets to any single Lord Abbett Fund) and (2) borrow money from other Lord Abbett Funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets. The Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing total 10% or less of the Fund’s total assets. However, if the Fund’s aggregate borrowings from all sources immediately after the interfund borrowing exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. The Fund also is required to secure an interfund loan if it has outstanding secured borrowings from other sources at the time the loan is requested. Any loan made through the interfund lending program always would be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to receive payment for securities sold, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.

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The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Lord Abbett are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When the Fund borrows money from another Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

Investments in Other Investment Companies. Subject to the limitations prescribed by the 1940 Act and the rules thereunder, the Fund may invest in other investment companies, including, but not limited to, money market funds, ETFs, closed-end funds, and other pooled vehicles. (Each Fund (other than the Funds-of- Funds), however, may not invest in other funds in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.) These limitations prohibit the Fund from acquiring more than 3% of the voting shares of any one other investment company, and prohibit the Fund investing more than 5% of its total assets in the securities of any one other investment company or more than 10% of its total assets in securities of other investment companies in the aggregate. The percentage limitations above apply to investments in any investment company. (However, pursuant to certain SEC rules, these percentage limitations do not apply to the Fund’s investments in certain registered money market funds.) The Fund’s investments in another investment company will be subject to the risks of the purchased investment company’s portfolio securities. The Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

Exchange-Traded Funds (“ETFs”). ETFs are investment companies whose shares are listed on a securities exchange and trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index). Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying common stock investments of the ETF and, consequently, the value of the ETF. Moreover, the market value of the ETF may differ from the value of its portfolio holdings because the market for ETF shares and the market for underlying securities are not always identical. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. Similar to investments in other investment companies, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the ETF.

Other Risks. The Fund may invest in foreign countries through investment companies, including closed-end funds. Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment companies that have been specifically authorized to make such foreign investments. These investments are subject to the risks of investing in foreign (including emerging market) securities.

Because closed-end funds do not issue redeemable securities and, thus, do not need to maintain liquidity to meet daily shareholder redemptions, such funds may invest in less liquid portfolio securities. Moreover, the Fund’s investment in a closed-end fund is exposed to the risk that a secondary market for such shares may cease to exist. Accordingly, the Fund’s investment in closed-end fund shares is subject to increased liquidity risk.

Mortgage-Related and Other Asset-Backed Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, since debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, mortgage-related securities provide a monthly

Part II 2-21

payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs that may be incurred. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income or debt securities. The timing and level of prepayments is unpredictable. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates. Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates. When the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments should increase current income and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, with the result that the average life of mortgage pass-through securities held by the Fund may be lengthened (maturity extension risk). This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the price and yield volatility of mortgage- related securities held by the Fund. In the past, in certain market environments, the value and liquidity of many mortgage pass-through securities declined sharply. There can be no assurance that such declines will not recur. Investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk, and liquidity risk. These risks may be even higher with mortgage pass-through securities supported by subprime mortgages.

Guarantors of Mortgage-Backed Securities. The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors of securities not backed by the full faith and credit of the U.S. Government include Fannie Mae and Freddie Mac. Both are government sponsored corporations owned entirely by private stockholders. In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these arrangements will continue, and it is possible that these entities will not have the funds to meet their payment obligations in the future. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress regarding such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the liquidity and value of the Fund’s portfolio. Government-related guarantors may also issue Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Private Mortgage-Backed Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they are not guaranteed by any government or agency. In addition, mortgage-related securities issued by these non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government and government-related issuers. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place another qualifying mortgage loan. Such a repurchase or substitution obligation may constitute the sole remedy available for the material breach of any such representation or warranty by the seller or servicer. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. These securities may be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political, or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more often collateralized by portfolios of mortgage pass-through securities and their income streams. Some CMOs are directly supported by other CMOs, which, in turn, are supported by mortgage pools.

CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. The differing structures of CMO classes may create a wide variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and, in some instances, reduced liquidity of the CMO class. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be

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retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, or its agencies and instrumentalities.

New types of CMO tranches have evolved and will likely continue to evolve. For example, CMOs may include floating rate CMOs, inverse floating rate CMOs, parallel pay CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS. CMOs may include real estate investment conduits, which are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. They are typically not backed by any government or government agency or instrumentality.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage dollar rolls are instruments in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon, and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

The Fund is generally subject to the risks associated with the purchased security, such as credit risk and interest rate risk. In addition, if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Fund is required to repurchase may be worth less than an instrument that the Fund originally held. Successful use of mortgage dollar rolls will depend upon Lord Abbett’s ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

To Be Announced (“TBA”) Sale or Purchase Commitments. The Fund may enter into TBA sale commitments to sell mortgage-backed securities that it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Fund’s valuation procedures. The contract is

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adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). Recently finalized FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. Some IOs and POs are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and, thus, will not protect investors in all circumstances. The price of these securities typically is more volatile than that of coupon-bearing bonds of the same maturity.

Other Asset-Backed Securities. The Fund, in accordance with its investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts, and personal property. In addition to prepayment and extension risks, these securities present credit risks that are not inherent in mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables generally are unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Credit-Linked Notes (“CLNs”). The Fund may invest in CLNs. CLNs are privately negotiated obligations whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities.” A CLN is generally issued by one party, typically a trust or a special purpose vehicle, with investment exposure or risk that is linked to a second party. The CLN’s price or coupon is linked to the performance of the reference security of the second party.

The Fund has the right to receive periodic interest payments from the CLN issuer at an agreed upon interest rate and, if there has been no default or other applicable declines in credit quality, a return of principal at the maturity date. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will generally receive an amount equivalent to the recovery rate. The Fund also is exposed to the credit risk of the CLN issuer up to the full CLN purchase price, and CLNs are often not secured by the reference securities or other collateral. CLNs are also subject to the credit risk of the reference securities. If a

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reference security defaults or suffers certain other applicable declines in credit quality, the Fund may, instead of receiving repayment of principal, receive the security that has defaulted.

As with most derivative investments, valuation of a CLN may be difficult due to the complexity of the security. The market for CLNs may suddenly become illiquid. The other parties to the transactions may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in CLN prices. In certain cases, a CLN’s market price may not be available or the market may not be active.

Other Risks of Mortgage-Backed and Asset-Backed Securities. Mortgage-backed, mortgage-related, and other asset-backed securities are subject to risks in addition to those described above. These securities are often extremely complex and their documentation may be unclear, ambiguous, or poorly understood, which could lead to a misunderstanding or incorrect application of the securities’ terms, and may also lead to disputes. More junior securities are often illiquid and hard to value, and even senior securities may become so during periods of market stress or if there are issues relating to the underlying collateral. Regulatory issues relating to the underlying collateral may have unforeseen effects on the value of the securities and may cause them to decrease in value. In addition, servicers or trustees may not always act in the best interests of the holders of securities or of certain tranches of securities.

Municipal Bonds. In general, municipal bonds are debt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, Puerto Rico, Guam, and their political subdivisions, agencies, and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. They may be used, for example, to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term “municipal bonds” may include certain types of “private activity” bonds, including industrial development bonds issued by public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately operated facilities. From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might have a negative impact on the value of those bonds.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the pledge of the faith, credit, and taxing authority of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are not backed by the credit and taxing authority of the issuer, and are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue bond may be backed by a letter of credit, guarantee, or insurance. “Private activity” bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit, or taxing authority of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation and revenue bonds may be issued in a variety of forms, including, for example, commercial paper, fixed, variable, and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds, and capital appreciation bonds.

Other examples of municipal bonds include municipal leases, certificates of participation, and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment

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purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation, and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, the collateral securing the lease obligation may be difficult to dispose of and the Fund may suffer significant losses.

Tender Option Bonds. The Fund may invest in trust certificates issued in tender option bond programs. Tender option bonds are trust investments that create leverage by borrowing from third party investors to invest in municipal bonds. In a tender option bond transaction, a tender option bond trust issues a floating rate certificate (“TOB Floater”), which is a short-term security, and a residual interest certificate (“TOB Residual”), which is a longer-term security. Using the proceeds of such issuance, the tender option bond trust purchases a fixed rate municipal bond. The TOB Floater is generally issued to a third party investor (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the fixed rate municipal bond. The Fund may invest in TOB Floaters and/or TOB Residuals.

The TOB Residual may be less liquid than other comparable municipal bonds. Generally, the TOB Residual holder bears the underlying fixed rate bond’s investment risk. The holder also benefits from any appreciation in the value of the underlying fixed rate bond. Investments in a TOB Residual will typically involve greater risk than investments in fixed rate bonds.

An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the applicable Fund’s duration. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and, thus, will not be entitled to treat such interest as exempt from federal income tax.

Additional Risks of Municipal Bonds. Municipal bonds and issuers of municipal bonds may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state, and federal governments upon which issuers of municipal securities may be relying for funding. In addition, as certain municipal bonds may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking, insurance, or other parts of the financial sector suffer an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downgrade or risk of being downgraded may have an adverse effect on the market prices of bonds and, thus, the value of the Fund’s investment. Further, a state, municipality, public authority, or other issuers of municipal bonds may file for bankruptcy, which may significantly affect the value of the bonds issued by such issuers and, therefore, the value of the Fund’s investment. As a result of recent turmoil in the municipal bond market, several municipalities filed for bankruptcy protection or indicated that they may seek bankruptcy protection in the future. Municipal bonds may be illiquid or hard to value, especially in periods of economic stress.

Municipal bonds also are subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility, and credit risk. In addition, certain municipal issuers may be unable to access the market to sell bonds or, if able to access the market, may be forced to issue securities at much higher rates. Should these municipal issuers fail to sell bonds at the time intended and at the rates projected, these entities could experience significantly increased costs and a weakened overall cash position in the current fiscal year and beyond. These events also could result in decreased investment opportunities for the Fund and lower investment performance.

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The yields on municipal bonds depend on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal bonds with the same maturity, coupon, and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Credit Enhancements. Some municipal bonds feature credit enhancements, such as lines of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). There is no assurance that any of the municipal bonds purchased by the Fund will have any credit enhancements. Lines of credit are issued by a third party, usually a bank, to ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which usually is purchased by the bond issuer from a private, nongovernmental insurance company, guarantees that the insured bond’s principal and interest will be paid when due. Neither insurance nor a line of credit guarantees the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. There is no assurance that a municipal bond insurer or line of credit provider will pay a claim or meet the obligations. A higher than expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA usually are subject to numerous conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.

Non-U.S. Government and Supranational Debt Securities. Debt securities of governmental (or supranational) issuers in all non-U.S. countries, including emerging market countries, may include, among others:

•	fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities, and political subdivisions located in non-U.S. (including emerging market) countries;

•	fixed income securities issued by government owned, controlled, or sponsored entities located in non-U.S. (including emerging market) countries;

•	interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;

•	Brady Bonds (which are described below);

•	participations in loans between non-U.S. (including emerging market) governments and financial institutions; and

•	fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Investment in the debt securities of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by many factors. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities, and increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish the credit standing of a particular local government or agency.

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Governmental entities may be dependent on expected disbursements from other foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies, and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such governmental entity’s obligations. Failure to adhere to any such requirements may result in the cancellation of such other parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts, and, consequently, governmental entities may default on their debt. In addition, a holder of foreign government obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities, and such holder’s interests could be adversely affected in the course of those restructuring arrangements. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. The sovereign debt of many non-U.S. governments, including their subdivisions and instrumentalities, is rated below investment grade. The risks associated with non-U.S. Government and supranational debt securities may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in such sovereign debt and increase the Fund’s costs and expenses. Certain countries in which the Fund may invest (i) require governmental approval prior to investments by foreign persons; (ii) limit the amount of investment by foreign persons in a particular issuer; (iii) limit investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries; or (iv) impose additional taxes on foreign investors. Further, certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors, and a government could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, and/or take other actions, each of which may involve additional costs.

Sovereign debt securities include Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with a debt restructuring plan for emerging market countries announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds arose from an effort in the 1980s to reduce the debt held by less developed countries that were frequently defaulting on loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are traded in the OTC secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities having the same maturity. Brady Bonds are not, however, considered to be securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative regardless of the current credit rating of the issuer. The valuation of Brady Bonds generally depends on the following components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity.

Non-U.S. Government Money Market Securities. Non-U.S. Government money market securities include certificates of deposit, time deposits, bankers’ acceptances, commercial paper, and other short-term corporate debt securities. The value of such securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs generally derive their income from rents on the underlying properties or

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interest on the underlying loans, and the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT or changes in interest rates affecting the underlying loans owned by the REIT. The affairs of REITs are managed by the REIT’s sponsor or management and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor or management. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs also are subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems, changes in interest rates, decreases in market rates for rents, increases in competition, property taxes, capital expenditures or operating expenses, and other economic, political, or regulatory occurrences affecting the real estate industry. To the extent that assets underlying a REIT are concentrated geographically, by property type, or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. A repurchase agreement is a transaction by which the Fund acquires a security (or basket of securities) and simultaneously commits to resell that security to the seller (typically, a bank or securities dealer) at an agreed upon date on an agreed upon price, which represents the Fund’s cost plus interest. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).

Repurchase agreements are considered a form of lending under the 1940 Act. A repurchase agreement with more than seven days to maturity is considered an illiquid security.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. To reduce credit risk and counterparty risk, the Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment adviser, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security at an agreed upon price on an agreed upon date. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration.

Senior Loans. Senior loans primarily include senior floating rate loans, first and second lien loans, and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests may take the form of direct interests acquired during a primary distribution and also may take the form of assignments of, novations of, or participations in, a bank loan acquired in secondary markets. A senior loan typically is originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution (collectively, the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the senior loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

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Purchasers of senior loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. In the event of non-payment of interest or principal, senior loans that are secured by collateral offer the Fund more protection than comparable unsecured senior loans. However, no assurance can be given that the collateral for a secured senior loan can be liquidated or that the proceeds will satisfy the borrower’s obligation.

Senior loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. Senior loans and other bank loans may not be considered “securities,” and investors in these loans may not be entitled to rely on anti-fraud and other protections under the federal securities laws. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what Lord Abbett believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily NAV. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. Further, transactions in senior loans and other bank loans typically settle on a delayed basis and may take longer than seven days to settle. As a result, the Fund may not receive the proceeds from a sale of a senior loan for a significant period of time, which may affect the Fund’s ability to repay debt, to fund redemptions, to pay dividends, to pay expenses, or to take advantage of new investment opportunities.

Prepayment. Senior loans may require or permit, in addition to scheduled payments of interest and principal, the prepayment of the senior loan from free cash flow. The degree to which borrowers prepay senior loans, whether as a contractual requirement or at their election, is unpredictable. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced, and the Fund may decide to invest in lower yielding investments. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new senior loan with the proceeds from the prepayment of the former. The effect of prepayments on the Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other senior loans that have similar or identical yields.

Bridge Loans. Bridge loans are short-term loan arrangements (typically 12 to 18 months) usually made by a Borrower in anticipation of receipt of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with “step-up” provisions under which the interest rate on the bridge loan rises (or “steps up”) the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge Loan Investor to convert its interest to senior exchange notes if the loan has not been prepaid in full on or before its maturity date. Bridge loans may be subordinate to other debt and may be secured or undersecured.

Assignments. An investor in senior loans typically purchases “Assignments” from the Agent or other Loan Investors and, by doing so, typically becomes a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Participations. “Participations” in a Loan Investor’s portion of a senior loan typically will result in the investing Fund having a contractual relationship only with such Loan Investor, rather than with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement and the Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the Participation. As a result, the Fund may assume

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the credit risk of both the borrower and the Loan Investor selling the Participation. If a Loan Investor selling a Participation becomes insolvent, the Fund may be treated as a general creditor of such Loan Investor.

Revolvers. For some loans, such as revolving credit facility loans (“revolvers”), a Loan Investor may be obligated under the loan agreement to, among other things, make additional loans in certain circumstances. The Fund generally will place assets in reserve for these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that, once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded letter of credit (L/C) term loan is a facility created by the borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

Short Sales. The Fund may make short sales of securities or maintain a short position if, at all times when a short position is open, the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. This is commonly referred to as a “short sale against the box.” The Fund may engage in such a transaction, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. The Fund may not engage in any other type of short selling. This restriction does not apply to the Fund’s use of short positions in futures contracts, including U.S. Treasury note futures, securities index futures, other security futures, and/or currency forwards for bona fide hedging or cash management purposes or to pursue risk management strategies.

U.S. Government Securities. U.S. Government securities are obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds, and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises. The U.S. Government is under no legal obligation, in general, to purchase the obligations of or provide financial support to its agencies, instrumentalities, or sponsored enterprises. No assurance can be given that the U.S. Government will purchase the obligations of or provide financial support to U.S. Government agencies, instrumentalities, or sponsored enterprises in the future, and the U.S. Government may be unable or unwilling to pay debts when due. For more information, please see the “Guarantors of Mortgage-Backed Securities” above and the “Securities of Government Sponsored Enterprises” section below.

Securities of Government Sponsored Enterprises. The Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Federal Home Loan Banks (“FHL Banks”), Federal Farm Credit Bank, and Federal Agricultural Mortgage Corporation (“Farmer Mac”). Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the FHA, the VA, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac, Federal Farm Credit Bank, and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHL Banks are federally chartered corporations owned by their member financial institutions. Although U.S. Government sponsored enterprises may be chartered or sponsored by Congress, many such enterprises are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, and their obligations are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. For example, although Fannie Mae, Freddie Mac, Farmer Mac, Federal Farm Credit Bank, and the FHL Banks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the U.S. Government. The value of such securities therefore may vary with the changing prospects of future support from the U.S. Government, as reflected in anticipated legislative or political developments. In the absence of support from the U.S. Government, money market fixed income securities, including asset-backed securities that may have diminished collateral protection from underlying mortgages or other assets, are subject to the risk of default. Although such securities commonly provide the Fund with a higher yield than direct U.S. Treasury

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obligations, they are also subject to the risk that the Fund will fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss upon their sale.

Like most fixed income securities, the value of the money market instruments held by the Fund generally will fall when interest rates rise. In the case of a security that is issued or guaranteed by a government sponsored enterprise and backed by mortgages or other instruments with prepayment or call features, rising interest rates may cause prepayments to occur at a slower-than-expected rate, reducing the security’s value. In contrast, falling interest rates may cause prepayments to occur at a faster-than-expected rate, depriving the Fund of income payments above market rates prevailing at the time of the prepayment.

When-Issued or Forward Transactions. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with settlement to take place in the future. When-issued purchases and forward transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines before the settlement date or if the value of the security to be sold increases before the settlement date. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its NAV. The Fund also generally is required to identify on its books cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. The Fund generally will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before the commitment’s settlement date.

The Fund may purchase new issues of municipal bonds, which generally are offered on a when-issued basis, with delivery and payment normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by the Fund are each fixed on the purchase date.

Zero Coupon, Deferred Interest, Pay-In-Kind, and Capital Appreciation Bonds. Zero coupon, deferred interest, and capital appreciation bonds are issued at a discount from their face value because interest payments typically are postponed until maturity. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, or receipts or certificates representing interests in such stripped debt obligations or coupons. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Similar to zero coupon bonds and deferred interest bonds, pay-in-kind securities are designed to give an issuer flexibility in managing cash flow. Pay-in-kind securities that are debt securities can be either senior or subordinated debt.

As the buyer of these types of securities, the Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount in the absence of financial difficulties of the issuer typically decreases as the final maturity date approaches. Moreover, unlike securities that periodically pay interest to maturity, zero coupon, deferred interest, capital appreciation, and pay-in-kind securities involve the additional risk that the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment.

The values of zero-coupon and pay-in-kind bonds are more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from these types of securities is accrued by the Fund without receiving regular interest payments in cash. As a result, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund.

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Temporary Defensive Investments (all Funds except Money Market Fund). As described in the prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. Temporary defensive securities include:

•	Short-Term Taxable Securities. The Fund may invest in bonds, the interest on which is subject to federal income tax, and the Fund may be exempt from its state’s (if applicable) and, in the case of Lord Abbett New York Tax-Free Income Fund, New York City’s personal income tax.

•	U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government, its agencies, or government sponsored enterprises, including Treasury bills, notes, bonds, and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

•	Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

•	Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

•	Bankers’ acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They primarily are used to finance the import, export, transfer, or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

•	Repurchase agreements with maturities of less than seven days.

•	Registered money market funds. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums.

•	Comparable foreign fixed income securities.

Temporary Defensive Investments (Money Market Fund only). As described in the prospectus, the Fund may temporarily invest all or substantially all of its assets in cash to respond to adverse economic, market, or other unfavorable conditions, to meet regulatory liquidity requirements, to accommodate unusually large cash inflows, to satisfy redemption requests, or under other unusual circumstances.

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3.
DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Funds is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board has adopted policies and procedures that are designed to manage conflicts of interest that may arise from the selective disclosure of portfolio holdings and prevent potential misuse of such information. The Funds’ policies and procedures governing these arrangements may be modified at any time with material amendments requiring the approval of the Board. The Funds’ portfolio holdings disclosure policies and procedures are attached to this SAI as Appendix A.

Fund Portfolio Information Recipients. The Funds may disclose portfolio holdings to certain third parties when the disclosure of portfolio holdings is determined to be warranted by a legitimate business purpose. In these situations, the Funds will take appropriate precautions designed to safeguard the confidentiality of this information and prevent potential misuse of such information. Attached to this SAI as Appendix B is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described in the Funds’ portfolio holdings disclosure policies and procedures.

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4.
MANAGEMENT OF THE FUNDS

The Board is responsible for the management of the business and affairs of each Lord Abbett Fund, in accordance with the laws of the States of Delaware or Maryland, as applicable. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As generally discussed in each Funds’ annual or semiannual report to shareholders, the Board also approves an investment adviser to each Fund and monitors the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board Member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in each Lord Abbett Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

For information on compensation paid to the Board Members, please see the “Board Members” section of Part I.

Board Leadership Structure

The Board currently has ten Board Members, nine of whom are Independent Board Members. James L.L. Tullis, an Independent Board Member, serves as the Chairman of the Board. The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees and Mr. Tullis’ long tenure with the Board. The Board believes that its leadership structure enhances the effectiveness of the Board’s oversight role.

The Board generally meets seven times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Independent Board Members also meet regularly without the presence of management and are advised by independent legal counsel.

As discussed more fully below, the Board has delegated certain aspects of its oversight function to committees comprised solely of Independent Board Members. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Funds’ business and affairs and their associated risks.

Board Members

The following individuals are Board Members of each Lord Abbett Fund. Unless otherwise indicated, the address of each Interested Board Member is Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302, and the address of each Independent Board Member is Lord, Abbett & Co. LLC, c/o Legal Dept., 90 Hudson Street, Jersey City, NJ 07302.

Interested Board Member

Name (Year of Birth)	Position Held	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years

Douglas B. Sieg (1969)	Board Member; President; Chief Executive Officer	Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.	None
Independent Board Members

Eric C. Fast (1949)	Board Member	Chief Executive Officer of Crane Co., an industrial products company (2001-2014).	Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999-2014).
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Name (Year of Birth)	Position Held	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Evelyn E. Guernsey (1955)	Board Member	CEO, Americas of J.P. Morgan Asset Management (2004-2010).	None
Julie A. Hill (1946)	Board Member	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of Anthem, Inc., a health benefits company (since 1994).
Franklin W. Hobbs (1947)	Board Member	President and CEO of Ribbon Communications (since 2017) and Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as director of Ribbon Communications, a communication technology firm (since 2017), director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).
Kathleen M. Lutito (1963)	Board Member	President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006).	None
James M. McTaggart (1947)	Board Member	Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009-2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978-2009); and Officer and Director of Trinsum Group, a holding company (2007-2009).	Blyth, Inc., a home products company (2004-2015).

Karla M. Rabusch (1959)	Board Member	President and Director of Wells Fargo Funds Management, LLC (2003 – 2017); President of Wells Fargo Funds (2003 – 2016).	None
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Name (Year of Birth)	Position Held	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years

Mark A. Schmid (1959)	Board Member	Vice President and Chief Investment Officer of the University of Chicago (since 2009).	None
James L.L. Tullis (1947)	Chairman (since 2017) and Board Member	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).	Currently serves as director of Crane Co. (since 1998).

Dates of Elections of Board Members

The following table sets forth the year in which each Board Member became a Board Member of a Fund:

Lord Abbett Fund	Sieg	Fast	Guernsey	Hill	Hobbs
Affiliated Fund	2016	2014	2011	2004	2000
Bond Debenture Fund	2016	2014	2011	2004	2000
Developing Growth Fund	2016	2014	2011	2004	2000
Equity Trust	2016	2014	2011	2004	2001
Global Fund	2016	2014	2011	2004	2000
Investment Trust	2016	2014	2011	2004	2000
Mid Cap Stock Fund	2016	2014	2011	2004	2000
Municipal Income Fund	2016	2014	2011	2004	2000
Research Fund	2016	2014	2011	2004	2001
Securities Trust	2016	2014	2011	2004	2001
Series Fund	2016	2014	2011	2004	2001
Money Market Fund	2016	2014	2011	2004	2000

Lord Abbett Fund	Lutito	McTaggart	Rabusch	Schmid	Tullis
Affiliated Fund	2017	2012	2017	2016	2006
Bond Debenture Fund	2017	2012	2017	2016	2006
Developing Growth Fund	2017	2012	2017	2016	2006
Equity Trust	2017	2012	2017	2016	2006
Global Fund	2017	2012	2017	2016	2006
Investment Trust	2017	2012	2017	2016	2006
Mid Cap Stock Fund	2017	2012	2017	2016	2006
Municipal Income Fund	2017	2012	2017	2016	2006
Research Fund	2017	2012	2017	2016	2006
Securities Trust	2017	2012	2017	2016	2006
Series Fund	2017	2012	2017	2016	2006
Money Market Fund	2017	2012	2017	2016	2006

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Officers

No officer listed below has received compensation from the Funds. All officers of the Funds also may be officers of the other Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation(s) During Past 5 Years” column indicates each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name (Year of Birth)	Position Held	Lord Abbett Funds	Year Elected	Principal Occupation(s) During Past 5 Years

Douglas B. Sieg (1969)	President Chief Executive Officer	All Lord Abbett Funds	2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

A. Edward Allinson (1961)	Vice President	Securities Trust Series Fund	2011 2011	Portfolio Manager, joined Lord Abbett in 2005.
Yarek Aranowicz (1963)	Executive Vice President	Securities Trust	2017	Partner and Director of Global Equity Research, joined Lord Abbett in 2003.
Sean J. Aurigemma (1969)	Executive Vice President	Securities Trust Series Fund	2010 2010	Portfolio Manager, joined Lord Abbett in 2007.
Vernon T. Bice (1974)	Vice President	Securities Trust	2016	Portfolio Manager, joined Lord Abbett in 2011.

Adam C. Castle (1986)	Vice President	Investment Trust	2018	Portfolio Manager, joined Lord Abbett in 2015 and was formerly Vice President at Credit Suisse (2013-2015) and Assistant Vice President at AllianceBernstein (2008-2013).
Robert S. Clark (1975)	Vice President	Bond Debenture Fund Series Fund	2018	Portfolio Manager, joined Lord Abbett in 2010.

Matthew R. DeCicco (1977)	Vice President	Developing Growth Securities Trust Series Fund	2017 2015 2017	Portfolio Manager, joined Lord Abbett in 1999.
Jeff D. Diamond (1960)	Executive Vice President	Mid Cap Stock Fund Series Fund	2008 2008	Portfolio Manager, joined Lord Abbett in 2007.
Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	All Lord Abbett Funds	2014	Partner and Deputy General Counsel, joined Lord Abbett in 2006.
John K. Forst (1960)	Vice President and Assistant Secretary	All Lord Abbett Funds	2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Christopher J. Gizzo (1986)	Vice President	Investment Trust	2018	Portfolio Manager, joined Lord Abbett in 2008.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	All Lord Abbett Funds	2017	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.
Philip B. Herman (1977)	Vice President	Municipal Income Fund	2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.
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Name (Year of Birth)	Position Held	Lord Abbett Funds	Year Elected	Principal Occupation(s) During Past 5 Years

Jeffrey O. Herzog (1978)	Vice President	Global Fund Investment Trust Securities Trust	2018 2018 2018	Portfolio Manager, joined Lord Abbett in 2013 and was formerly Senior Economist at Oxford Economics (2012-2013) and Senior Economist at BBVA Compass (2009-2012).
Ryan C. Howard (1980)	Vice President	Securities Trust	2018	Portfolio Manager, joined Lord Abbett in 2003.

Todd D. Jacobson (1966)	Executive Vice President	Securities Trust Series Fund	2003 2005	Partner and Associate Director, joined Lord Abbett in 2003.
Lawrence H. Kaplan (1957)	Vice President and Secretary	All Lord Abbett Funds	1997	Partner and General Counsel, joined Lord Abbett in 1997.
Christian J. Kelly (1975)	Treasurer	All Lord Abbett Funds	2017	Director of Fund Administration, joined Lord Abbett in 2009.
Linda Y. Kim (1980)	Vice President and Assistant Secretary	All Lord Abbett Funds	2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007-2015).

Yoana N. Koleva (1980)	Vice President	Investment Trust	2018	Portfolio Manager, joined Lord Abbett in 2011.

Alan R. Kurtz (1976)	Executive Vice President	Investment Trust	2013	Portfolio Manager, joined Lord Abbett in 2000.
Jeffrey D. Lapin (1967)	Executive Vice President	Investment Trust	2012	Partner and Portfolio Manager, joined Lord Abbett in 2012.
Hyun Lee (1970)	Vice President	Investment Trust Money Market Fund	2013 2016	Portfolio Manager, joined Lord Abbett in 2001.
Robert A. Lee (1969)	Executive Vice President	Affiliated Fund
Bond Debenture Fund
Developing Growth Fund
Equity Trust
Global Fund
Investment Trust
Mid Cap Stock Fund
Money Market Fund
Municipal Income Fund
Research Fund
Securities Trust
		Series Fund	2016 2013 2016 2016 2013 1998 2016 2000 2016 2016 2016 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.
David J. Linsen (1974)	Executive Vice President	Affiliated Fund Developing Growth Equity Trust Global Fund Mid Cap Stock Fund Research Fund Securities Trust Series Fund	2012 2017 2012 2017 2012 2008 2011 2008	Partner and Director of Equities, joined Lord Abbett in 2001.
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Name (Year of Birth)	Position Held	Lord Abbett Funds	Year Elected	Principal Occupation(s) During Past 5 Years
Thomas B. Maher (1967)	Executive Vice President	Research Fund Securities Trust Series Fund	2013 2008 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Giulio Martini (1955)	Executive Vice President	Global Fund Investment Trust Securities Trust	2015 2015 2015	Partner and Director of Strategic Asset Allocation, joined Lord Abbett in 2015 and was formerly Global Investment Strategist at Anderson Global Macro LLC (2012-2015).

Justin C. Maurer (1969)	Executive Vice President	Research Fund Securities Trust Series Fund	2013 2008 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.
Vincent J. McBride (1964)	Executive Vice President	Securities Trust Series Fund	2003 2010	Partner and Director, joined Lord Abbett in 2003.
Joseph M. McGill (1962)	Chief Compliance Officer	All Lord Abbett Funds	2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003-2013).
John J. Morton (1961)	Executive Vice President	Global Fund	2016	Portfolio Manager, joined Lord Abbett in 2016 and was formerly Chief Investment Officer of Emerging Market Debt at Fischer, Francis, Trees, and Watts (2012-2015) and Managing Director and Chief Investment Officer of Fixed Income at Rexiter Capital Management (2007-2012).
Andrew H. O’Brien (1973)	Executive Vice President Vice President	Investment Trust Series Fund Bond Debenture Fund Global Fund	2007 2010 2016 2013	Partner and Portfolio Manager, joined Lord Abbett in 1998.
F. Thomas O’Halloran, III (1955)	Executive Vice President	Developing Growth Fund Securities Trust Series Fund	2001 2003 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.
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Name (Year of Birth)	Position Held	Lord Abbett Funds	Year Elected	Principal Occupation(s) During Past 5 Years
A. Edward Oberhaus, III (1959)	Vice President	Affiliated Fund
Bond Debenture Fund
Developing Growth Fund
Equity Trust
Global Fund
Investment Trust
Mid Cap Stock Fund
Money Market Fund
Municipal Income Fund
Research Fund
Securities Trust
		Series Fund	1996 1996 1996 2001 1996 1996 1996 1996 1996 1996 1993 1998	Partner and Director, joined Lord Abbett in 1983.
Marc Pavese (1972)	Executive Vice President	Affiliated Fund Equity Trust Research Fund Series Fund	2016 2016 2016 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Noah Petrucci (1970)	Vice President	Mid Cap Stock Fund Series Fund	2013 2013	Portfolio Manager, joined Lord Abbett in 2012.
Kearney M. Posner (1978)	Vice President	Investment Trust	2018	Portfolio Manager, joined Lord Abbett in 2015 and was formerly a Director at MetLife (2008-2015).

Walter H. Prahl (1958)	Executive Vice President	Affiliated Fund Equity Trust Research Fund Series Fund	2013 2011 2012 2012	Partner and Director, joined Lord Abbett in 1997.

Jeffrey Rabinowitz (1972)	Executive Vice President	Research Fund Series Fund	2017 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly Managing Director and Portfolio Manager/ Technology Analyst at Jennison Associates LLC (2014-2017) and Managing Director and Portfolio Manager/ Technology Analyst for U.S. Growth Equity at Goldman Sachs Asset Management (1999-2014.).
David B. Ritt (1976)	Vice President	Global Fund Investment Trust Securities Trust	2009 2018 2018	Portfolio Manager, joined Lord Abbett in 2006.
Steven F. Rocco (1979)	Executive Vice President	Bond Debenture Fund Investment Trust Series Fund	2014 2010 2014	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 2004.

Gregory M. Shuman (1986)	Vice President	Municipal Income Fund	2017	Portfolio Manager, joined Lord Abbett in 2010.
Daniel S. Solender (1965)	Executive Vice President	Municipal Income Fund	2006	Partner and Director, joined Lord Abbett in 2006.
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Name (Year of Birth)	Position Held	Lord Abbett Funds	Year Elected	Principal Occupation(s) During Past 5 Years
Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	All Lord Abbett Funds	2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.
Leah G. Traub (1979)	Executive Vice President Vice President	Global Fund Bond Debenture Fund Investment Trust Series Fund	2009 2016 2016 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.
Daniel T. Vande Velde (1967)	Vice President	Municipal Income Fund	2008	Partner and Portfolio Manager, joined Lord Abbett in 2007.
Scott S. Wallner (1955)	AML Compliance Officer	All Lord Abbett Funds	2011	Assistant General Counsel, joined Lord Abbett in 2004.
Arthur K. Weise (1970)	Vice President	Developing Growth Fund Securities Trust Series Fund	2010 2011 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.
Kewjin Yuoh (1971)	Executive Vice President Vice President	Investment Trust Money Market Fund Bond Debenture Fund Series Fund	2016 2011 2016 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Qualifications of Board Members

The individual qualifications of each Board Member are noted below. These qualifications, along with the experience noted above under “Board Members,” led to the conclusion that each Board Member should serve as a Board Member for the Funds. In addition to individual qualifications, the following characteristics are among those qualifications applicable to each existing Board Member and are among the qualifications that the Nominating and Governance Committee will consider for any future nominees:

•	Reputation for integrity, honesty, and high ethical standards;

•	Skills in disciplines deemed by the Nominating and Governance Committee to be relevant to the role of Independent Board Member, including business acumen, experience relevant to the financial services industry generally and the investment industry particularly, and ability to exercise sound judgment in matters relating to the current and long-term objectives of the Funds;

•	Understanding and appreciation of the important role occupied by an Independent Board Member in the regulatory structure governing registered investment companies;

•	Willingness and ability to contribute positively to the decision-making process for the Funds, including appropriate interpersonal skills to work effectively with other Independent Board Members;

•	Desire and availability to serve as an Independent Board Member for a substantial period of time;

•	Absence of conflicts that would interfere with qualifying as an Independent Board Member; and

•	Diversity of background.
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Interested Board Member:

•	Douglas B. Sieg. Board tenure with the Funds (since 2016), financial services industry experience, chief executive officer experience, leadership experience, corporate governance experience, and civic/community involvement.

Independent Board Members:

•	Eric C. Fast. Board tenure with the Funds (since 2014), financial services industry experience, chief executive officer experience, corporate governance experience, and civic/community involvement.

•	Evelyn E. Guernsey. Board tenure with the Funds (since 2011), financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

•	Julie A. Hill. Board tenure with the Funds (since 2004), business management and marketing experience, chief executive officer experience, entrepreneurial background, corporate governance experience, service in academia, and civic/community involvement.

•	Franklin W. Hobbs. Board tenure with the Funds (since 2000), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•	Kathleen M. Lutito. Board tenure with the Funds (since 2017), financial services industry experience, financial expertise, leadership experience, and corporate governance experience.

•	James M. McTaggart. Board tenure with the Funds (since 2012), financial services industry experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, marketing experience, and civic/community involvement.

•	Karla M. Rabusch. Board tenure with the Funds (since 2017), chief executive officer experience, mutual fund industry experience, financial expertise, and corporate governance experience.

•	Mark A. Schmid. Board tenure with the Funds (since 2016), financial services industry experience, leadership experience, corporate governance experience, service in academia, financial expertise, and civic/community involvement.

•	James L.L. Tullis. Board tenure with the Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, and civic/community involvement.

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contract Committee. The table below provides information about each committee’s composition, functions, and responsibilities.

Committee	Committee Members	Description
Audit Committee	Evelyn E. Guernsey James M. McTaggart Karla M. Rabusch[1] Mark A. Schmid	The Audit Committee is comprised solely of Independent Board Members. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds’ independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly.
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Committee	Committee Members	Description
Proxy Committee	Eric C. Fast Julie A. Hill Franklin W. Hobbs Kathleen M. Lutito[2] James L.L. Tullis	The Proxy Committee is comprised of at least two Independent Board Members, and also may include one or more Board Members who are partners or employees of Lord Abbett. Currently, the Proxy Committee is comprised solely of Independent Board Members. The Proxy Committee (i) monitors the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluates the policies of Lord Abbett in voting securities; and (iii) meets with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.
Nominating and Governance Committee	Eric C. Fast Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs Kathleen M. Lutito[2] James M. McTaggart Karla M. Rabusch[1] Mark A. Schmid James L.L. Tullis	The Nominating and Governance Committee is comprised of all Independent Board Members. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Board Members and as committee members; and (ii) periodically reviewing Board Member compensation. The Nominating and Governance Committee has adopted policies for its consideration of any individual recommended by the Funds’ shareholders to serve as an Independent Board Member. A shareholder may submit a nomination to the Board by following the procedures detailed under “Shareholder Communications” below.
Contract Committee	Eric C. Fast Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs Kathleen M. Lutito[2] James M. McTaggart Karla M. Rabusch[1] Mark A. Schmid James L.L. Tullis	The Contract Committee is comprised of all Independent Board Members. The Contract Committee conducts much of the factual inquiry undertaken by the Board Members in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and the Distributor. During the year, the Committee meets with Lord Abbett management and portfolio management to monitor ongoing developments involving Lord Abbett and each Fund’s portfolio.

[1]	Ms. Rabusch was elected to the Audit, the Nominating and Governance, and the Contract Committees effective December 30, 2017.

[2]	Ms. Lutito was elected to the Proxy, the Nominating and Governance, and the Contract Committees effective December 30, 2017.

Board Oversight of Risk Management

Managing the investment portfolios and the operations of the Funds, like all mutual funds, involves certain risks. Lord Abbett (and other Fund service providers, subject to oversight by Lord Abbett) is responsible for day-to-day risk management for the Funds. The Board oversees the Funds’ risk management as part of its general management oversight function. The Board, either directly or through committees, regularly receives and reviews reports from Lord Abbett about the elements of risk that affect or may affect the Funds, including investment risk, operational risk, compliance risk, and legal risk, among other elements of risk related to the operations of the Funds and Lord Abbett, and the steps Lord Abbett takes to mitigate those risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports to the Board at least quarterly regarding compliance matters for the Funds, Lord Abbett, and the Funds’ service

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providers. The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

In addition to the Board’s direct oversight, the Audit Committee and the Contract Committee play important roles in overseeing risk management on behalf of the Funds. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Funds’ Chief Financial Officer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Contract Committee meets regularly with the Funds’ portfolio managers and Lord Abbett’s Chief Investment Officer to discuss investment performance achieved by the Funds and the investment risks assumed by the Funds to achieve that performance.

While Lord Abbett has (and the Funds’ service providers have) implemented a number of measures intended to mitigate risk effectively to the extent practicable, it is not possible to eliminate all of the risks that are inherent in the operations of the Funds. Some risks are beyond Lord Abbett’s and/or a service provider’s control and not all risks that may affect the Funds can be identified before the risk arises or before Lord Abbett or a service provider, as applicable, develops processes and controls to eliminate the occurrence or mitigate the effects of such risks.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member(s) should write the Funds directed to the attention of the Secretary of the Funds, at 90 Hudson Street, Jersey City, New Jersey 07302-3973. Communications to the Board must be signed by the shareholder and must specify (1) the shareholder’s name and address, (2) the Fund(s) in which the shareholder owns shares, (3) the number of Fund shares owned by the shareholder, and (4) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

Code of Ethics

The directors, trustees, and officers of the Funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Lord Abbett Funds’, Lord Abbett’s, and the Distributor’s Code of Ethics, which complies, in substance, with Rule 17j-1 under the 1940 Act. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Fund or Lord Abbett-managed account considers a trade or trades in such security, (2) transacting in a security that the person covers as an analyst or with respect to which the person has participated in a non-public investor meeting with company management within the six months preceding the requested transaction, (3) profiting on trades of the same security within 60 days, (4) trading on material and non-public information, and (5) engaging in market timing activities with respect to the Funds. The Code of Ethics imposes certain similar requirements and restrictions on the Independent Board Members of each Lord Abbett Fund to the extent contemplated by the 1940 Act.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix C.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available on the

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SEC’s website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

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5.
INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES

Investment Adviser

As described under “Management and Organization of the Funds” in each Fund’s prospectus, Lord Abbett is each Fund’s investment adviser.

Exclusion From Definition of CPO. Lord Abbett has filed notices to claim an exclusion from the definition of the term CPO under the CEA for each of the Funds, other than Inflation Focused Fund and Emerging Markets Currency Fund, and, therefore, is not subject to registration or regulation as a CPO with regard to these Funds under the CEA. Lord Abbett is subject to registration and regulation as a CPO with regard to Inflation Focused Fund and Emerging Markets Currency Fund.

Please see the “Investment Advisory and Other Services, Fees, and Expenses” section of Part I for more information on expenses and fees paid by the Funds.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services such as Fund accounting, financial reporting, tax, shareholder servicing, technology, legal, compliance, and Blue Sky services. Under the Administrative Services Agreement, each Fund pays Lord Abbett a monthly fee, based on its average daily net assets for each month, at an annual rate of 0.04%. The administrative services fee is allocated to each class of shares of a Fund based upon the relative proportion of each Fund’s net assets represented by that class.

Distributor

The Distributor, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. Each Lord Abbett Fund, on behalf of its Funds, has entered into a Distribution Agreement with the Distributor, under which the Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares on a continuous basis, so long as, in the Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

Rule 12b-1 Plan

Each Fund, except Series Fund, has adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for all of the Funds’ share classes except Class F3, I, R5, and R6. The principal features of the Rule 12b-1 Plan are described in the prospectus; however, this SAI contains additional information that may be of interest to investors. The Rule 12b-1 Plan is a compensation plan, allowing each applicable class to pay a fixed fee to the Distributor that may be more or less than the expenses the Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares. These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to authorized institutions in connection with sales of shares and/or servicing of accounts of shareholders holding shares; (b) providing continuing information and investment services to shareholder accounts not serviced by authorized institutions receiving a service fee from the Distributor hereunder and encouraging shareholder accounts to remain invested in the shares; and (c) otherwise rendering services to the Funds, including paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling shares. In adopting the Rule 12b-1 Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each applicable class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Under the Rule 12b-1 Plan, each applicable class compensates the Distributor for financing activities primarily intended to sell shares of the applicable Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. The Distributor also uses amounts received under the Rule 12b-1 Plan, as described in the prospectus, for payments to dealers and other agents for (i) providing

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continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases, and exchanges and (ii) their assistance in distributing shares of the Funds.

The following table shows the maximum payments for each Fund that may be authorized by the Board pursuant to the Rule 12b-1 Plan. However, pursuant to the Rule 12b-1 Plan, the Board shall from time to time determine the actual amounts, subject to the maximum amounts described in the table, that a Fund may pay the Distributor. Information on the level of payments authorized by the Board under the Rule 12b-1 Plan for each Fund is available in each Fund’s prospectus. All Class C shareholders of a Fund will bear fees under a Rule 12b-1 Plan at the same blended rate, regardless of how long they hold their particular shares. The Rule 12b-1 Plan does not permit any payments for Class F3, I, R5, or R6 shares. The Funds may not pay compensation where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the Funds will not require payment of any otherwise applicable CDSC.

	Maximum Payments for Each Fund except Money Market Fund	Maximum Payments for Money Market Fund
Class A	0.50%	0.15%
Class B	1.00%	0.75%
Class C	1.00%	1.00%
Class F	1.00%	N/A1
Class P	0.75%	N/A1
Class R2	1.00%	N/A1
Class R3	1.00%	N/A1
Class R4	0.50%	N/A1
Class T	0.25%	N/A1

[1]	N/A: Share class not offered by the Fund.

The Rule 12b-1 Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Rule 12b-1 Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Rule 12b-1 Plan should be continued. The Rule 12b-1 Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Board Members, including a majority of the Independent Board Members, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreements related to the Rule 12b-1 Plan, cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Board Members, including a majority of the Independent Board Members, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreements related to the Rule 12b-1 Plan. As long as the Rule 12b-1 Plan is in effect, the selection or nomination of Independent Board Members is committed to the discretion of the Independent Board Members.

Mr. Sieg is the Managing Member of Lord Abbett, which is the sole member of the Distributor, and as such is deemed to have a financial interest in the Rule 12b-1 Plan.

Payments made pursuant to the Rule 12b-1 Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority, Inc. The Rule 12b-1 Plan terminates automatically if it is assigned. In addition, the Rule 12b-1 Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Board Members (excluding any Independent Board Member who has a direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreements related to the Rule 12b-1 Plan) or by vote of a majority of the outstanding voting securities of the applicable class.

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Custodian and Accounting Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900, is each Fund’s custodian. The Custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The Custodian may appoint domestic and foreign subcustodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5 under the 1940 Act, the Board has approved arrangements permitting each Fund’s foreign assets not held by the Custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, the Custodian performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s NAV.

Transfer Agent

DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105, serves as the Funds’ transfer agent and dividend disbursing agent pursuant to an Agency Agreement.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, NY 10112, is the Independent Registered Public Accounting Firm of the Funds and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds’ annual reports to shareholders.

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6.
PORTFOLIO MANAGERS

The Funds are managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector, and macroeconomic research and analysis. Please see “Portfolio Manager Information” in Part I for names of the portfolio managers, other accounts managed, and their holdings.

The table in the “Portfolio Management Information – Other Accounts Managed” section of Part I sets forth the following for each Fund as of the date indicated (1) the number of other accounts managed by each portfolio manager who is identified in the prospectus within certain categories of investment vehicles; and (2) the total net assets in such accounts managed within each category. For each of the categories, a footnote to the table also provides the number of accounts and the total net assets in the accounts with respect to which the management fee is based on the performance of the account, if applicable.

Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts included in the table in “Portfolio Management Information – Other Accounts Managed” in Part I. Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

Compensation of Portfolio Managers

When used in this section, the term “fund” refers to the Funds, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that

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rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Holdings of Portfolio Managers

The “Portfolio Manager Information – Holdings of Portfolio Managers” section of Part I includes a table that indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager who is identified in the prospectus, as of the date indicated. The table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

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7.
BROKERAGE ALLOCATION AND OTHER PRACTICES

Investment and Brokerage Discretion. Each Fund’s Management Agreement authorizes Lord Abbett to place orders for the purchase and sale of portfolio securities. In doing so, Lord Abbett seeks to obtain “best execution” on all portfolio transactions. This means that Lord Abbett seeks to achieve the most favorable results it can reasonably attain under the circumstances for a Fund’s portfolio transactions, considering all costs of the transaction, including brokerage commissions, and taking into account the full range and quality of the broker-dealers’ services. To the extent consistent with obtaining best execution, a Fund may pay a higher commission than some broker-dealers might charge on the same transaction. Lord Abbett is not obligated to obtain the lowest commission rate available for a portfolio transaction exclusive of price, service, and qualitative considerations.

Selection of Brokers and Dealers. The policy on best execution governs the selection of broker-dealers and selection of the market and/or trading venue in which to execute a transaction. Normally, traders who are employees of Lord Abbett select broker-dealers. These traders are responsible for seeking best execution. They also conduct trading for the accounts of other Lord Abbett investment management clients, including investment companies, institutions, and individuals. To the extent permitted by law, a Fund may purchase from or sell to another Fund or client without the intervention of any broker-dealer if Lord Abbett deems the transaction to be in the best interests of the Fund and the other participating accounts and at a price that Lord Abbett has determined by reference to independent market indicators.

Fixed Income Securities. To the extent a Fund purchases or sells fixed income securities, the Fund generally will deal directly with the issuer or through a broker-dealer acting as principal on a net basis. When dealing with a broker-dealer, a Fund pays no brokerage commission, but the price, which reflects the spread between the bid and ask prices of the security, usually includes undisclosed compensation and may involve the designation of selling concessions. A Fund also may purchase fixed income securities from underwriters at prices that include underwriting fees.

Equity Securities. Transactions in equity securities involve the payment of brokerage commissions. In the U.S., these commissions are negotiated. Traditionally, commission rates have not been negotiated on stock markets outside the U.S. While an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, a small number of markets continue to be subject to a non-negotiable schedule of minimum rates. To the extent a Fund invests in equity securities, it ordinarily will purchase such securities in its primary trading markets, whether such securities are traded OTC or listed on a stock exchange, and purchase listed securities in the OTC market if such market is deemed the primary market. A Fund may purchase newly issued securities from underwriters, and the price of such transaction usually will include a concession paid to the underwriter. When purchasing from dealers serving as market makers in the OTC market, there may be no stated commission, and a Fund’s purchase price may include an undisclosed commission or markup.

Evaluating the Reasonableness of Brokerage Commissions Paid. Each Fund pays a commission rate that Lord Abbett believes is appropriate under the circumstances. While Lord Abbett seeks to pay competitive commission rates, a Fund will not necessarily be paying the lowest possible commissions on particular trades if Lord Abbett believes that the Fund has obtained best execution and the commission rates paid by the Fund are reasonable in relation to the value of the services received. Such services include, but are not limited to, showing the Fund trading opportunities, a willingness and ability to take principal positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing and/or facilitating Lord Abbett’s use of proprietary and third party research, confidential treatment, promptness and reliability. Lord Abbett may view the value of these services in terms of either a particular transaction or Lord Abbett’s overall responsibility to a Fund and the other accounts Lord Abbett manages.

Lord Abbett continuously seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of a Fund. In evaluating the reasonableness of commission rates, Lord Abbett may consider any or all of the following: (a) the services listed above; (b) rates quoted by broker-dealers; (c) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved;

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(d) the complexity of a particular transaction in terms of both execution and settlement; (e) the level and type of business done with a particular firm over a period of time; (f) the extent to which the broker-dealer has capital at risk in the transaction; (g) historical commission rates; and (h) rates paid by other institutional investors based on available public information.

Trade Allocation and Rotation. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating client accounts in proportion to the size of the order placed for each account (i.e., pro rata). In certain situations, however, a pro rata allocation of the securities or proceeds may not be possible or desirable. In these cases, Lord Abbett will decide how to allocate the securities or proceeds according to each account’s particular circumstances and needs and in a manner that Lord Abbett believes is fair and equitable to clients over time in light of factors based on a good faith assessment of the investment opportunity relative to the objectives, limitations, and requirements of each eligible client account. Relevant factors may include, without limitation, client-specific considerations, type of account, number of securities relative to size and expected future size of the client account, availability of other appropriate investment opportunities, rebalancing needs, minimum denomination of increments and round lot considerations, tax considerations, and/or purchases for newly established accounts for which Lord Abbett is seeking to fully invest as promptly as possible. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time. Thus, in some cases it is possible that the application of the factors described herein may result in allocations in which certain client accounts participating in a batched transaction may receive an allocation when other accounts do not. Non-proportional allocations may occur frequently in the fixed income portfolio management area, in many instances because multiple appropriate or substantially similar investments are not available in fixed income strategies, as well as for other reasons. Non-proportional allocations also could occur in other investment strategies.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually managed account client directs it to use a particular broker for a trade (sometimes referred to herein as “directed accounts”) or when a client restricts Lord Abbett from selecting certain brokers to execute trades for such account (sometimes referred to herein as “restricted accounts”). When it does not batch purchases and sales among products, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which equity transactions are communicated to the trading desk at or about the same time.

When transactions for all products using a particular investment strategy are communicated to the trading desk at or about the same time, Lord Abbett generally will place trades first for transactions on behalf of the Funds and non-directed, unrestricted, individually managed institutional accounts; second for restricted accounts; third for managed accounts by sponsor or consultant/financial advisor (“MA”); and finally for directed accounts. Communication of changes to portfolio holdings information for certain model portfolio MA programs is handled separately near the end of the trading day and generally after the completion of transactions for MA. Lord Abbett may determine in its sole discretion to place transactions for one group of accounts (e.g., directed accounts, restricted accounts, or MA) before or after the remaining accounts based on a variety of factors, including size of overall trade, the broker-dealer’s commitment of capital, liquidity or other conditions of the market, or confidentiality. Most often, however, transactions are communicated to the trading desk first for the Funds and institutional accounts and then for other relevant accounts. In those instances, Lord Abbett normally will place transactions in the same order as when transactions are communicated to the trading desk at or about the same time.

Policies on Broker-Dealer Brokerage and Research Services and Soft Dollars. Lord Abbett may select broker-dealers that furnish Lord Abbett with proprietary and third party brokerage and research services in connection with commissions paid on transactions it places for client accounts to the extent that Lord Abbett believes that the commissions paid are reasonable in relation to the value of the services received. “Commissions,” as defined through applicable guidance issued by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents, and other fees received by dealers in riskless

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principal transactions. The brokerage and research services Lord Abbett receives are within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), and, in particular, provide Lord Abbett with lawful and appropriate assistance in the provision of investment advice to client accounts. Brokerage and research services (collectively referred to herein as “Research Services”) include (1) furnishing advice relating to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). Such services may come in the form of research reports via electronic delivery or print, online data services, oral discussions with researchers and other experts, attendance at conferences, and meetings with company representatives.

Research Services. Lord Abbett has entered into “Client Commission Arrangements” with a number of broker-dealers that are involved from time to time in executing, clearing, or settling securities transactions on behalf of clients (“Executing Brokers”). Such Client Commission Arrangements provide for the Executing Brokers to pay a portion of the commissions paid by eligible client accounts for securities transactions to providers of Research Services (“Research Providers”). Such Research Providers shall produce and/or provide Research Services for the benefit of Lord Abbett. If a Research Provider plays no role in executing client securities transactions, any Research Services prepared by such Research Provider constitute third party research. Research Services that are proprietary to the Executing Broker or are otherwise produced by the Executing Broker or its affiliates are referred to herein as proprietary Research Services. Lord Abbett initiates a significant percentage, including perhaps all, of a client’s equity transactions with Executing Brokers pursuant to Client Commission Arrangements. Lord Abbett also will receive complimentary and customary Research Services from various broker-dealers, including broker-dealers through which Fund portfolio transactions are executed in accordance with Lord Abbett’s best execution obligations.

Executing Brokers may provide Research Services to Lord Abbett in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts and/or management representatives from portfolio companies, and may include information concerning particular companies and securities, as well as market, economic, or other information that assists in the evaluation of investments. Examples of Research Services that Executing Brokers may provide to Lord Abbett include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance, and other analysis. Broker-dealers typically make proprietary research available to investment advisers on the basis of their placement of transactions with the broker-dealer. Some broker-dealers will not sell their proprietary research to investment advisers on a “hard dollar” (or “unbundled”) basis. Executing Brokers may provide Lord Abbett with proprietary Research Services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to client accounts that Lord Abbett manages. In addition, Lord Abbett may purchase third party research with its own resources.

Lord Abbett believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to its clients. Receipt of independent investment research allows Lord Abbett to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. The receipt of Research Services from broker-dealers therefore does not tend to reduce the need for Lord Abbett to maintain its own research personnel. Further, Lord Abbett values the receipt of independent, supplemental viewpoints and analyses. Any investment advisory or other fees paid by clients to Lord Abbett are not reduced as a result of Lord Abbett’s receipt of Research Services from broker-dealers. Also, the expenses of Lord Abbett would be increased substantially if it attempted to generate such additional information through its own staff, or if it paid for these products or services itself. To the extent that Research Services of value are provided by or through such broker-dealers, Lord Abbett will not have to pay for such services itself. In addition, Lord Abbett will, at times, select broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services that Lord Abbett believes are useful in its investment decision-making process. Lord Abbett has an incentive to execute trades through certain of such

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broker-dealers with which it has negotiated more favorable Client Commission Arrangements, rather than executing through a broker-dealer with an arrangement that is less favorable to Lord Abbett. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients will exceed those that would otherwise be paid for execution only. These circumstances give rise to actual and potential conflicts of interest. In order to manage such conflicts of interest, Lord Abbett has adopted internal procedures designed to ensure that (1) the value, type, and quality of any products or services it receives from broker-dealers are permissible under applicable law and (2) investment transactions are placed based solely on best execution considerations.

Lord Abbett does not attempt to allocate to any particular client account the relative costs or benefits of Research Services received from a broker-dealer. Rather, Lord Abbett believes that any Research Services received from a broker-dealer are, in the aggregate, of assistance to Lord Abbett in fulfilling its overall responsibilities to its clients. Accordingly, Research Services received for a particular client’s brokerage commissions may be useful to Lord Abbett in the management of that client’s account, but may also be useful in Lord Abbett’s management of other clients’ accounts, including accounts that do not generate eligible Section 28(e) brokerage commissions or generate less than a proportionate share of such eligible commissions to pay for Research Services; similarly, the research received for the commissions of other client accounts may be useful in Lord Abbett’s management of that client account. Thus, Lord Abbett uses Research Services received from broker-dealers in servicing any or all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of every client account. Such products and services may disproportionately benefit certain clients relative to others based on the amount of brokerage commissions paid by the client account. For example, Lord Abbett uses Research Services obtained through soft dollar arrangements, including Client Commission Arrangements, in its management of certain directed accounts and managed accounts and accounts of clients who may have restricted Lord Abbett’s use of soft dollars, regardless of the fact that brokerage commissions paid by such accounts are not used to obtain Research Services.

In some cases, Lord Abbett receives from a broker-dealer a product or service that has both a “research” and a “non-research” use. When this occurs, Lord Abbett makes a good faith allocation between the research and non-research uses of the product or service. The percentage of the product or service Lord Abbett uses for research purposes will generally be paid for with client commissions, while Lord Abbett will use its own funds to pay for the percentage of the product or service that it uses for non-research purposes. In making this good faith allocation, Lord Abbett faces a potential conflict of interest, but Lord Abbett believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such products or services to their research and non-research uses.

Lord Abbett periodically assesses the contributions of the Research Services provided by broker-dealers and creates a ranking of broker-dealers reflecting these assessments, as determined by Lord Abbett’s investment staff. Lord Abbett’s investment personnel evaluate the Research Services they receive from broker-dealers and make judgments relating to the value and quality of such services. These assessments are intended to affect the extent to which Lord Abbett trades with a broker-dealer, although the actual amount of transactions placed with a particular broker-dealer may not directly reflect its ranking in the voting process. Lord Abbett monitors the allocation of equity trading among broker-dealers through periodic reviews. Lord Abbett’s arrangements for proprietary and third party Research Services do not involve any commitment by Lord Abbett regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities.

From time to time, Lord Abbett prepares a relative categorization and ranking of research providers that it considers to provide valuable Research Services as determined through evaluations and other feedback provided by Lord Abbett’s investment staff.

Lord Abbett uses the ranking as a guide for evaluating and determining payments to research providers for Research Services, including proprietary Research Services provided to Lord Abbett by executing broker-dealers. Lord Abbett may use commissions generated pursuant to a Client Commission Arrangement to pay a research

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provider, including an executing broker-dealer who provides proprietary Research Services to Lord Abbett. Alternatively, Lord Abbett may make cash payments from its own resources to pay research providers for Research Services. From time to time, Lord Abbett will use commissions generated pursuant to a Client Commission Arrangement to pay for a significant portion of the Research Services that it receives.

Lord Abbett’s arrangements for Research Services do not involve any commitment by Lord Abbett or a Fund regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities. However, Lord Abbett may establish designated trading targets with one or more alternative trading systems that permit Lord Abbett to specify the broker-dealer for commission credit purposes and from which Research Services can be received, while ensuring best execution for portfolio trades. A Fund is prohibited from compensating a broker-dealer for promoting or selling Fund shares by directing the Fund’s portfolio transactions to the broker-dealer or directing any other remuneration to the broker-dealer, including commissions, mark-ups, mark-downs, or other fees, resulting from a Fund’s portfolio transactions executed by a different broker-dealer. A Fund is permitted to effect portfolio transactions through broker-dealers that also sell shares of the Funds, provided that Lord Abbett does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions. Thus, whether a particular broker-dealer sells shares of the Funds is not a factor considered by Lord Abbett when selecting broker-dealers for portfolio transactions, and any such sales neither qualifies nor disqualifies the broker-dealer from executing portfolio transactions for a Fund.

Lord Abbett selects broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services that Lord Abbett believes are useful in its investment decision-making process. Further, Lord Abbett has an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable arrangements for Lord Abbett to receive Research Services. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients would exceed those that might otherwise be paid for execution only. In order to manage these conflicts of interest, Lord Abbett has adopted internal procedures that are designed to ensure that its primary objective in the selection of a broker-dealer is to seek best execution for the portfolio transaction.

All accounts included in a batched transaction executed through a broker-dealer pursuant to a Client Commission Arrangement pay the same commission rate, regardless of whether one or more accounts within the batched order has prohibited Lord Abbett from receiving any credit toward such services from its commissions. Some broker-dealers who have negotiated an arrangement with Lord Abbett for the provision of Research Services may offer a lower commission rate for client accounts not participating in such an arrangement. It is Lord Abbett’s policy, however, to seek to include nonparticipating accounts in a batched trade, as Lord Abbett believes these nonparticipating accounts would receive overall better execution, notwithstanding the fact that the nonparticipating account may be able to pay a lower commission rate if it were not included in the batched trade.

Cross-Subsidization. Client Commission Arrangements generally do not apply to fixed income transactions. The fixed income securities market is an OTC market where commissions are not paid and soft dollars are not produced. Dealers generate revenue through the bid-ask spread of the securities in which they make markets. Lord Abbett receives complimentary and customary investment research from various broker-dealers, including, in addition to broker-dealers that execute equity trades, broker-dealers through which fixed income trades are executed in accordance with Lord Abbett’s best execution obligations. The receipt of such research, however, is not contingent on specific trades. In addition, the investment personnel managing fixed income accounts, including Money Market Fund, will benefit from, or be “cross-subsidized” by, Research Services received by Lord Abbett through soft dollars, even though some fixed income accounts do not generate eligible Section 28(e) brokerage commissions or generate less than a proportionate share of such eligible commissions to pay for such Research Services.

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Some fixed income strategies employed by Lord Abbett also invest in equity securities. Therefore, in addition to making use of soft dollar Research Services obtained by Lord Abbett’s equity investment personnel, the fixed income investment team also will obtain Research Services directly using soft dollars.

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8.
CLASSES OF SHARES

Each Fund offers investors different classes of shares, which are described in each Fund’s prospectus and SAI. The different classes of shares of each Fund represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully together with the corresponding section in the relevant Fund’s prospectus to determine which class represents the best investment option for their particular situations.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights, except as described in the prospectus and this SAI. Additional classes or funds may be added in the future. The 1940 Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter, and the election of board members from the separate voting requirements.

Equity Trust, Investment Trust, and Securities Trust (each, a “Trust” and collectively, the “Trusts”) only:

Each Trust is a Delaware statutory trust. The Trusts are not required to hold shareholder meetings each year. However, as stated in each Trust’s Declaration, shareholder meetings may be called at any time by certain officers of the Trust, the Chairman of the Board, or by a majority of the Board, to let shareholders take action on the following:

•	a matter that requires the approval or authorization of shareholders as provided for in the Trust’s Declaration;

•	a matter that requires shareholder approval or authorization under the 1940 Act or other applicable law, regulation, or SEC or state order; or

•	other matters determined to be necessary or desirable.

In addition, under each Trust’s Declaration, special shareholder meetings may also be called upon the written request from shareholders who hold at least 25% of the outstanding shares of the Trust that would be entitled to vote at the special shareholder meeting.

Under each Declaration, the Board may, without shareholder approval, merge or consolidate the Trust into, or sell and convey some or all of, the Trust’s assets to one or more other entities, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement. The Board may also, without shareholder approval, incorporate the Trust under Delaware law. Further, the Board may, without shareholder approval, cause the Trust to organize a new entity, in which the Trust will have an interest, to take over some or all of the Trust’s property or carry on the Trust’s business.

Shareholders owning 50% or more of the then outstanding shares of the applicable Trust may bring derivative actions on behalf of the Trust, provided that the shareholders have requested that the Board take such action and the Board failed or refused to act for at least 60 days.

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Shareholder Liability. Delaware law provides that each Trust’s shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. However, this protection is not guaranteed. The courts of some states may decline to apply Delaware law on this point, which could result in different limitations of personal liability for shareholders. Each Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust. In addition, each Declaration requires that each agreement that the Trust enters into includes a disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust. Further, each Declaration indemnifies any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Affiliated Fund, Bond Debenture Fund, Developing Growth Fund, Global Fund, Mid Cap Stock Fund, Municipal Income Fund, Research Fund, Series Fund, and Money Market Fund (each, a “Company” and collectively, the “Companies”) only:

Each Company is incorporated under Maryland law. Each Company’s By-Laws provide that no annual shareholder meetings will be held except under the following circumstances:

•	the Company’s shareholders are required by the 1940 Act to vote on the election of directors;

•	the majority of the Board requests a meeting; or

•	upon the written request by shareholders holding at least 25% of the outstanding stock of the Company entitled to vote at the meeting.

Each Company’s By-Laws provide that a special shareholder meeting may be called for any purpose. A special meeting will be held under the following circumstances:

•	upon the request of the Chairman of the Board or the President or by a majority of the Board; or

•	upon the written request by shareholders holding at least 25% of the outstanding stock of the Company entitled to vote at the meeting.

The following sections apply to all Funds, as applicable:

The Funds offer investors different classes of shares. Each Fund’s prospectus and SAI describes the classes of shares the Fund currently offers and each class’ availability to investors. Presently, the Funds, with the exception of Series Fund, may offer Class A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, and T shares. Series Fund has two classes of shares, the Variable Contract Class (VC Shares) and Pension Class, though the Pension Class is not currently offered. More information on the various classes of shares offered by each Fund is available in the Fund’s prospectus and on the cover page of this SAI. Below is additional information on certain share classes offered by the Funds, though, as stated, each Fund may not offer each share class.

Class A, C, F, F3, I, R2, R3, R4, R5, R6, and T Shares. Class A, C, F, F3, I, R2, R3, R4, R5, R6, and T shares of each Fund are subject to the applicable sales charge (if any), fees, expenses, reductions and waivers described in each Fund’s prospectus.

Class B Shares. Class B shares of each Fund are subject to the applicable sales charge, fees, expenses, reductions and waivers described in each Fund’s prospectus. The Funds no longer offer Class B shares for new or additional investments. Existing shareholders of Class B shares may reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges discussed below and in the applicable Fund’s prospectus.

Conversions of Class B Shares. The conversion of Class B shares after approximately the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the IRS, or an opinion of counsel or a

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tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net assets of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Conversions of Class C Shares. Effective April 30, 2018, Class C shares will convert automatically into Class A shares ten years after the date of purchase. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

Class P Shares. Class P shares of each Fund are subject to the applicable fees, expenses, reductions, and waivers described in each Fund’s prospectus. For Funds that offer Class P shares, Class P shares are closed to substantially all new investors and are offered only on a limited basis as described in the applicable Fund’s prospectus. However, shareholders that held Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases.

Class VC Shares. Class VC shares are not offered directly to the public. Rather, Class VC shares of the Funds currently are offered only to separate accounts of certain insurance companies. Class VC shares are subject to the applicable fees, expenses, reductions, and waivers described in the applicable Fund’s prospectus. Class VC shares are not subject to a CDSC.

The following sections do not apply to Series Fund:

CDSC. A CDSC applies upon early redemption of shares for certain classes. The classes of shares of each Fund that are subject to a CDSC (if any) are described in the applicable Fund’s prospectus. A CDSC (i) will be assessed on the lesser of the NAV of the shares at the time of the redemption or the NAV when the shares originally were purchased; and (ii) will not be imposed on the amount of your account value represented by the increase in NAV over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the NAV exceeded the initial purchase price. The applicability and amount and nature of a CDSC, as it applies to a Fund’s Class A, B, or C shares, is described in the applicable Fund’s prospectus. See the applicable Fund’s prospectus for more information.

Eligible Mandatory Distributions. If Class A, B, or C shares represent a part of an individual’s total IRA or 403(b) investment, the CDSC for the applicable share class will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the investment in that class bears to the total investment.

General. There is no CDSC charged on Class F, F3, I, P, R2, R3, R4, R5, R6, or T shares; however, financial intermediaries may charge additional fees or commissions other than those disclosed in the prospectus and SAI, such as a transaction-based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion here or in the prospectus. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Funds, as well as about fees and/or commissions it charges.

A CDSC will not be imposed at the time of certain transfers or for certain transactions. See the applicable Fund’s prospectus for information about the transfers and transactions for which sales charge reductions or waivers may

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apply. In the case of Class A shares, the CDSC is received by the Distributor and is intended to reimburse all or a portion of the amount paid by the Distributor if the shares are redeemed before the Funds have had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Funds. In the case of Class B and C shares, the CDSC is received by the Distributor and is intended to reimburse its expenses of providing distribution-related services to the Funds (including recoupment of the commission payments made) in connection with the sale of Class B and C shares before the Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class B or C shares Distribution Fee.

In no event will the percentage used to calculate CDSCs for Class A, B, and C shares (as described in each Fund’s prospectus, when applicable) exceed the lesser of (i) the NAV of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in NAV, (iii) shares with respect to which no Fund paid fees under a Rule 12b-1 Plan and, in the case of Class B shares, the Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions), or (iv) shares that, together with exchanged shares, have been held continuously (a) until the first day of the month in which the one year anniversary of the original purchase falls (in the case of Class A shares), (b) for six years or more (in the case of Class B shares), and (c) for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (i) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (ii) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Class Shares Offered Through Retirement and Benefit Plans or Fee-Based Programs. Certain share classes of the Funds may be offered as investment options in retirement and benefit plans and fee-based programs. Financial intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these accounts and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services. Retirement and benefit plan participants may be charged fees for these and other services and fee-based program participants generally pay an overall fee that, among other things, covers the cost of these services. These fees and expenses are in addition to those paid by the Funds, and could reduce your ultimate investment return in Fund shares. For questions about such accounts, contact your sponsor, employee benefits office, plan administrator, or other appropriate organization.

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9.
PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS

Pricing of Fund Shares. Information concerning how Fund shares are valued and the method for determining the public offering price is contained in the applicable Fund’s prospectus.

Under normal circumstances, we calculate the NAV per share for each class of the Funds as of the close of the NYSE on each day that the NYSE is open for trading by dividing the total net assets of the class by the number of shares of the class outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

The following paragraphs do not apply to Money Market Fund:

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the market closing price on the exchange or system on which they are principally traded on the valuation date. If there is no trading on the principal exchange or system on the valuation date, the closing price on the secondary exchange or system on which the security is most actively traded is used. Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are valuations supplied by broker-dealers or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless a Fund prices such a security at its fair value. Securities for which market quotations are not readily available are valued at fair market value under procedures approved by the Board, as described in the prospectus.

All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the exchange rates of such currencies against U.S. dollars provided by an independent pricing service as of the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

The following paragraph applies to Money Market Fund only:

The Fund has adopted a policy to invest 99.5% or more of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or U.S. Government securities) in order to qualify as a “government money market fund” under Rule 2a-7 under the 1940 Act. As a “government money market fund” under Rule 2a-7, the Fund will be permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price. We attempt to maintain a NAV of $1.00 per share for all classes for purposes of sales and redemptions, but there is no assurance that we will be able to do so. The Fund’s Board has determined that it is in the best interests of the Fund and its shareholders to value the Fund’s portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the 1940 Act, so long as that method fairly reflects the Fund’s market-based NAV. Rule 2a-7 contains certain maturity, diversification, quality, and liquidity requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company that, like the Fund, holds itself out as a money market fund.

The following sections do not apply to Series Fund:

NAV Purchases of Class A Shares. Class A shares of some Funds may be purchased at NAV with no sales charge at the time of purchase under certain circumstances as described in each Fund’s prospectus. See the applicable Fund’s prospectus for further information.

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In addition to the circumstances described in each applicable Fund’s prospectus, Class A shares may be purchased at NAV by the Board Members, officers of each Fund, and employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such persons). Class A shares also may be purchased at NAV (i) by employees, partners, and owners of unaffiliated consultants and advisors to Lord Abbett, the Distributor, or the Funds who consent to such purchase if such persons provide service to Lord Abbett, the Distributor, or the Funds on a continuing basis and are familiar with the Funds, (ii) in connection with a merger, acquisition, or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustees or custodians under any pension or profit-sharing plan or payroll deduction IRA established for the benefit of the Board Members, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at NAV to these investors for the purpose of promoting goodwill with employees and others with whom the Distributor and/or the Funds have a business relationship.

In addition, Class A shares may be acquired without a front-end sales charge in certain exchange transactions. Please see “Exchanges” below. Also, a front-end sales charge may not be imposed when acquiring Class A shares of a Fund through certain conversions and transfers. See the applicable Fund’s prospectus for further information.

Exchanges. To the extent offers and sales may be made in your state, you may exchange some or all of your shares of any class of a Fund (other than Class T, which has no exchange privilege) for (i) Funds currently offered to the public with a sales charge (front-end, back-end, or level) or (ii) Money Market Fund. The exchange privilege is not available to an investor for any share class of a Fund that would not be offered to the investor if he or she was seeking a new purchase in the applicable share class. Shareholders in other Funds, with the exception of Series Fund, generally have the same right to exchange their shares for the corresponding class of a Fund’s shares.

Each Fund, other than Ultra Short Bond Fund and Money Market Fund, is not designed for short-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Each Fund reserves the right to modify, restrict, or reject any purchase order or exchange request if the Fund or the Distributor determines that it is in the best interest of the Fund and its shareholders. In addition, each Fund may revoke or modify the privilege for all shareholders upon 60 days’ written notice.

You should read the prospectus of the other Fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other Fund into which the exchange is made.

An exchange transaction is based on the relative NAVs of the shares being exchanged. The exchange is executed at the NAVs next determined after a Fund or its authorized agent receives your exchange order in proper form. Exchanges of a Fund’s shares for shares of another Fund generally will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares, had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

No sales charges are imposed on exchanges, except in the case of exchanges out of Ultra Short Bond Fund or Money Market Fund. Exchanges of Ultra Short Bond Fund or Money Market Fund shares for shares of any Fund (not including shares described under “Div-Move” below) are subject to a sales charge in accordance with the prospectus of that Fund unless a sales charge (front-end, back-end, or level) was paid on the initial investment in shares of a Fund and those shares subsequently were exchanged for the shares of Ultra Short Bond Fund or Money Market Fund that are currently being exchanged for shares of another Fund. No CDSC will be charged on an exchange of shares of the same class between Funds. Upon redemption of shares out of a Fund, the applicable CDSC will be charged. Thus, if shares of a Fund are tendered in exchange (“Exchanged Shares”) for shares of the same class of another fund and the Exchanged Shares are subject to a CDSC, the CDSC will carry over to the shares being acquired (including shares of Ultra Short Bond Fund or Money Market Fund) (“Acquired Shares”). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares

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from the date on which he or she became the holder of the Exchanged Shares. Acquired Shares held in Ultra Short Bond Fund or Money Market Fund that are subject to a CDSC will be credited with the time these shares are held in Ultra Short Bond Fund or Money Market Fund.

Shares of one class of a Fund, with the exception of Money Market Fund, may be converted into (i.e., reclassified as) shares of a different class of the Fund in certain circumstances. See the applicable Fund’s prospectus for further information.

Redemptions. A redemption order is in good order when it contains all of the information and documentation required by the order form or otherwise by the Distributor or a Fund to carry out the order. You should read the applicable Fund’s prospectus for more information regarding the Fund’s procedures for submitting redemption requests.

As described in the applicable Fund’s prospectus, redemptions may be suspended or payment postponed in certain circumstances. Redemptions, even when followed by repurchases, are generally taxable transactions for shareholders that are subject to U.S. federal income tax.

Money Market Fund, as a government money market fund under Rule 2a-7, will not be subject to a liquidity fee and/or a redemption gate on Fund redemptions, but the Fund’s Board has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates. However, such change would only become effective after shareholders have been provided with specific advance notice of a change in its policy and have been provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

Div-Move. Under the Div-Move service described in the prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Fund available for purchase. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other Fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund (as defined in the prospectus) is described in each Fund’s prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check, and complete the bank authorization.

SWP. The SWP is described in each Fund’s prospectus. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. Each Fund’s prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. The forms name UMB Bank, N.A. as custodian and contain specific information about the plans, excluding 401(k) plans. Financial intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these plans and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services. Retirement and benefit plan participants may be charged fees for these and other services and explanations of the eligibility requirements, annual custodial fees and other fees, and allowable tax advantages and penalties are set forth in the relevant plan documents. These fees and expenses are in addition to those paid by the Funds, and could reduce your ultimate investment return in Fund shares. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax advisor.

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The following section does not apply to Money Market Fund or Series Fund:

Rights of Accumulation. As stated in each Fund’s prospectus, Purchasers (as defined in the prospectus) may aggregate their investments in certain share classes of any Eligible Fund to reduce the sales charge on a new purchase of Class A shares of any Eligible Fund.

To the extent your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds, determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation, will be calculated at the higher of (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds (“Market Value”) determined as of the time your new purchase order is processed or (2) the aggregate amount you invested in such shares (including reinvestments of dividend and capital gain distributions but excluding capital appreciation) less any redemptions (“Investment Value”). Depending on the way in which the registration information is recorded for the account in which your shares are held, the value of your holdings in that account may not be eligible for calculation at the Investment Value. For example, shares held in accounts maintained by financial intermediaries in nominee or street name may not be eligible for calculation at Investment Value. In such circumstances, the value of the shares may be calculated at Market Value for purposes of the Rights of Accumulation.

You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. In certain circumstances, unless you provide documentation (or your financial intermediary maintains records) that substantiates a different Investment Value, your shares will be assigned an initial Investment Value for purposes of Rights of Accumulation. Specifically, Class A, B, C, F, and P shares of Eligible Funds acquired in calendar year 2007 or earlier will be assigned an initial Investment Value equal to the Market Value of those holdings as of the last business day of December 31, 2007. Similarly, Class A, B, C, F, and P shares of Eligible Funds transferred to an account with another financial intermediary will be assigned an initial Investment Value equal to the Market Value of such shares on the transfer date. Thereafter, the Investment Value of such shares will increase or decrease according to your actual investments, reinvestments, and redemptions. You must contact your financial intermediary or the Fund if you have additional information that is relevant to the calculation of the Investment Value of your holdings for purposes of reducing sales charges pursuant to the Rights of Accumulation.

The following sections apply to all Funds:

Purchases through Financial Intermediaries. The Funds and/or the Distributor have authorized one or more agents, who may designate other intermediaries, to receive purchase and redemption orders on the Funds’ or the Distributor’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the NAV next computed after it is received by the Fund’s authorized agent, or, if applicable, the agent’s authorized designee. A financial intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Payments Made to Financial Intermediaries. Financial intermediaries may be entitled to receive compensation for selling Fund shares and may receive different compensation for selling one class than for selling another class. A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. In some circumstances, these payments may create an incentive for the financial intermediary or its investment professionals to recommend or sell Fund shares to you over another mutual fund or to recommend or sell a particular share class to you over another share class. See the applicable Fund’s prospectus for more information.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. As described in the prospectus, Lord Abbett or the Distributor, in its sole discretion, at its own expense and without cost to the Funds or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of March 1, 2018, the Dealers to whom Lord Abbett

Part II 9-4

or the Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds were as follows:

ADP Broker-Dealer Inc.
AIG Advisor Group, Inc. (f/k/a Woodbury Financial Services, Inc.)
Allstate Life Insurance Company
Allstate Life Insurance Company of New York
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Ascensus, Inc.
AXA Advisors, LLC
AXA Equitable Life Insurance Company
B.C. Ziegler and Company
Bodell Overcash Anderson & Co., Inc.
Business Men’s Assurance Company of America/RBC Insurance
Cadaret, Grant & Co., Inc.
Cambridge Investment Research, Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Charles Schwab & Co., Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CRI Securities, LLC
CUSO Financial Services, L.P.
Delaware Life Insurance and Annuity Company of New York
Edward D. Jones & Co., L.P.
Envestnet Asset Management, Inc.
Family Investors Company
Fidelity Brokerage Services, LLC
First Allied Securities, Inc. (Cetera)
First Security Benefit Life Insurance and Annuity Company
First SunAmerica Life Insurance Company
Forethought Life Insurance Company
Genworth Life & Annuity Insurance Company
Genworth Life Insurance Company of New York
Girard Securities, Inc. (Cetera)
GWFS Equities, Inc.
Hartford Life and Annuity Insurance Company
Hartford Life Insurance Company
HighTower Holding LLC
Investacorp, Inc.
Investors Capital Corporation (Cetera)
James I. Black & Co.
Janney Montgomery Scott LLC
John Hancock Life Insurance Company (U.S.A.)
John Hancock Life Insurance Company of New York
Kestra Investment Services, Inc.
KMS Financial Services, Inc.
Leumi Investment Services Inc.
Lincoln Financial Advisors Corp.

Part II 9-5

Lincoln Financial Securities Corp.
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Linsco/Private Ledger Corp. (LPL Financial Services, Inc.)
Massachusetts Mutual Life Insurance Company
Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)
MML Investors Services
Morgan Stanley Smith Barney, LLC
National Planning Holdings, Inc.
Nationwide Investment Services Corporation
Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company
Oppenheimer & Co. Inc.
Pacific Life & Annuity Company
Pacific Life Insurance Company
PHL Variable Insurance Company
Phoenix Life and Annuity Company
Phoenix Life Insurance Company
PNC Investment LLC
Principal Life Insurance Company
Principal National Life Insurance Company
Protective Life Insurance Company
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets Corporation (f/k/a RBC Dain Rauscher)
RBC Capital Markets, LLC
RBC Insurance d/b/a Liberty Life Insurance
Robert W. Baird & Co. Incorporated
Santander Securities Corporation
Securian Financial Services, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Benefit Life Insurance Company
Sorrento Pacific Financial, LLC
Summit Brokerage Services, Inc. (Cetera)
SunAmerica Annuity Life Assurance Company
TFS Securities, Inc.
The Prudential Insurance Company of America
The Variable Annuity Life Insurance Company
TIAA-CREF Individual & Institutional Services, LLC
Transamerica Advisors Life Insurance Company
Transamerica Advisors Life Insurance Company of New York
Triad Advisors, Inc.
UBS Financial Services Inc.
U.S. Bancorp Investments, Inc.

VSR Financial Services, Inc. (Cetera)

Wells Fargo Clearing Services, LLC

Wells Fargo Investments LLC

Additional Dealers may receive revenue sharing or other payments after March 1, 2018 and in future years. Any additions, modifications, or deletions to the list of Dealers identified above that have occurred since March 1, 2018 are not reflected. You can ask your Dealer about any payments it receives from Lord Abbett and its affiliates. For more specific information about any revenue sharing payments made to your Dealer, you should contact your investment professional. See the applicable Fund’s prospectus for further information.

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The Funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans, and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Redemptions in Kind. Under circumstances in which it is deemed detrimental to the best interests of a Fund’s shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash. If a Fund pays redemption proceeds by distributing securities in-kind, you could incur brokerage or other charges and tax liability, and you will bear market risks until the distributed securities are converted into cash.

Part II 9-7

10.
TAXATION OF THE FUNDS

Each Fund has elected, or intends to elect, and has qualified, and intends to continue to qualify, for the special tax treatment afforded regulated investment companies under the Code. Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the IRS. If a Fund qualifies for such tax treatment, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If, in any taxable year, a Fund fails to so qualify, but is eligible for statutory relief, the Fund may be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If a Fund is not so eligible or if a Fund does not choose to avail itself of such relief, all of the Fund’s taxable income will be taxed to the Fund at regular corporate rates, and such income generally will be further taxed at the shareholder level when it is distributed. Assuming a Fund continues to qualify for the favorable tax treatment afforded to a regulated investment company, it will generally be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Funds of Series Fund (collectively, the “Variable Funds”) are generally subject to this excise tax only if more than $250,000 of seed capital is invested in shares of the Fund. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax, if applicable. References herein to investments by a Fund include investments by Underlying Funds. Each Fund contemplates declaring and paying as dividends each year substantially all of its net investment income, net capital gains, and exempt-interest income (if any).

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

While Inflation Focused Fund believes that its investment strategies with respect to derivatives, including CPI swaps, will generate qualifying income under current U.S. federal income tax law, the Fund’s use of these instruments is accompanied by the risk that the U.S. Treasury Department would determine that such gain is non-qualifying income. Inflation Focused Fund may limit certain investments, especially commodity-related investments, in order to continue to qualify for favorable tax treatment under the Code.

While each of Emerging Markets Corporate Debt Fund, Emerging Markets Currency Fund, and Emerging Markets Local Bond Fund believes that the income derived by such Fund from its investment strategies with respect to foreign currencies will generate qualifying income under current U.S. federal income tax law, the Code expressly provides the U.S. Treasury Department with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect thereto). To date, the U.S. Treasury Department has not exercised

Part II 10-1

this regulatory authority. However, there can be no assurance that the U.S. Treasury Department will not issue regulations in the future (possibly with retroactive effect) that would treat some or all of the Fund’s foreign currency gains as nonqualifying income. The Emerging Markets Currency Fund previously submitted to the IRS a request for a private letter ruling to confirm that income from its foreign currency-related investments would be qualifying income. The IRS declined to issue such a ruling on the ground that it has an internal policy of not ruling on issues when the IRS is considering the possibility of initiating a regulations project addressing the same subject matter. The IRS has not, however, included such a regulations project on any of its subsequent Priority Guidance Plans.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends, other than exempt-interest dividends, paid by a Fund from its ordinary income or net realized short-term capital gains are generally taxable to you as ordinary income; however, qualified dividend income, if any, that a Fund receives and distributes to an individual shareholder may be subject to a reduced tax rate if the shareholder meets certain holding period and other requirements. Other than with respect to Affiliated Fund, Calibrated Dividend Growth Fund, Calibrated Large Cap Value Fund, Calibrated Mid Cap Value Fund, Convertible Fund, Fundamental Equity Fund, International Equity Fund, International Dividend Income Fund, International Opportunities Fund, Mid Cap Stock Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Focused Growth Fund, Multi-Asset Global Opportunity Fund, Multi-Asset Growth Fund, Multi-Asset Income Fund, and Value Opportunities Fund, each Fund’s income is derived primarily from sources that do not pay qualified dividend income, and, therefore, distributions from such Fund’s net investment income generally are not expected to qualify for taxation at the reduced rates available to individuals on qualified dividend income.

In general, a dividend will not be taxable as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning 60 days before the date such shares became “ex-dividend” with respect to the dividend income, (2) if the shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, (3) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. If a Fund-of-Funds receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

Any distribution of income attributable to qualified REIT dividends from a Fund’s investment in a REIT will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.

Dividends paid by a Fund to corporate shareholders may qualify for the 70% dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date that is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). If a Fund-of-Funds receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as eligible

Part II 10-2

for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

Other than with respect to Affiliated Fund, Calibrated Dividend Growth Fund, Calibrated Dividend Growth Portfolio, Calibrated Large Cap Value Fund, Calibrated Mid Cap Value Fund, Classic Stock Portfolio, Convertible Fund, Fundamental Equity Fund, Fundamental Equity Portfolio, Growth and Income Portfolio, Mid Cap Stock Fund, Mid Cap Stock Portfolio, Multi-Asset Balanced Opportunity Fund, Multi-Asset Focused Growth Fund, Multi-Asset Growth Fund, and Value Opportunities Fund, each Fund’s income is derived primarily from sources other than dividends of domestic corporations, and, therefore, dividends from such Fund generally will not qualify for the dividends-received deduction that might otherwise be available to corporate shareholders.

Distributions paid by a Fund from its net realized long-term capital gains that are properly reported to you by a Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rate applicable to long-term capital gains depends on the taxable income and status of the shareholder. You also should be aware that the benefits of the long-term capital gains and qualified dividend income rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares. Money Market Fund does not expect to make distributions that will be eligible for treatment as capital gain dividends.

While a Fund’s net capital losses for any year cannot be passed through to you, any such losses incurred by a Fund in a taxable year of the Fund commencing prior to December 23, 2010, if any, can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years, and any such losses incurred by a Fund in taxable years commencing on or after such date may be carried forward indefinitely to offset future capital gains of the Fund. Pursuant to an ordering rule, however, net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may expire unutilized. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you.

Under current law, a Fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro rata share of the Fund’s accumulated earnings and profits as a dividend on the Fund’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s NAV generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and, thus, the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

A 3.8% Medicare tax also is imposed on the net investment income of certain U.S. individuals, estates, and trusts whose income exceeds certain thresholds. For this purpose, “net investment income” does not include exempt- interest dividends, but generally includes taxable dividends (including capital gain dividends) and capital gains recognized from sales, redemptions, or exchanges of shares of mutual funds, such as the Funds. This 3.8% Medicare tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income, and capital gains (if any) as discussed above.

Because the ultimate tax characterization of a Fund’s distributions cannot be determined until after the end of a tax year, there is a possibility that a Fund may make distributions to shareholders that exceed the Fund’s current and accumulated earnings and profits for a tax year. Any such distributions will not be treated as taxable dividends

Part II 10-3

but instead, will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gain from the sale of the shares.

If a Fund invests in equity securities of a REIT, the Fund may receive distributions from the REIT that are in excess of the REIT’s earnings. In such case, if the Fund distributes such amounts, this could result in a return of capital to Fund shareholders as discussed above. Dividends received by a Fund from a REIT also will not qualify for the dividends-received deduction and generally will not constitute qualified dividend income.

If an Underlying Fund of a Fund-of-Funds invests in equity securities of a REIT, such Underlying Fund may receive distributions from the REIT that are in excess of the REIT’s earnings. In such case, if the Underlying Fund distributes such amounts to the Fund-of-Funds and the Fund-of-Funds distributes such amounts to its shareholders, this could result in a return of capital to such Fund-of-Funds’ shareholders as discussed above. Dividends received by the Fund-of-Funds attributable to an Underlying Fund’s investment in a REIT also will not qualify for the dividends- received deduction and generally will not constitute qualified dividend income.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to unrealized appreciation in the Fund’s portfolio or to realized but undistributed taxable income or gains of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the NAV of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Sales, redemptions, and exchanges of Fund shares for shares of another fund generally are taxable events for shareholders that are subject to tax. In general, if Fund shares are sold, exchanged, or redeemed, you will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, or redemption and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year, and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

Additionally, in the case of a Fund eligible to pay exempt-interest dividends (as discussed below), if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares may be disallowed to the extent of the amount of any exempt-interest dividends you received with respect to such shares. However, this loss disallowance rule will not apply to a shareholder’s disposition of a Fund’s shares with respect to a regular exempt-interest dividend paid by the Fund if the Fund declares daily and distributes at least monthly exempt-interest dividends in an amount equal to 90% or more of its net tax-exempt interest.

In addition, capital gains recognized from sales, redemptions, or exchanges of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates, and trusts as discussed above.

Losses on the sale, exchange, or redemption of Fund shares may be disallowed to the extent that, within a period beginning 30 days before the date of the sale, exchange, or redemption and ending 30 days after the date of the sale, exchange, or redemption, you acquire other shares in the same Fund (including pursuant to reinvestment of dividends and/or capital gain distributions) unless, in the case of Money Market Fund, you change to the NAV method of accounting for your shares in such Fund. Please consult your tax advisor regarding your ability to deduct

Part II 10-4

any such losses. In addition, if shares in a Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested on or before January 31 of the calendar year following the year of the redemption in shares of the same Fund or another fund pursuant to the Reinvestment Privilege, or if shares in a Fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at NAV pursuant to the exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced. However, such sales charge will be included in the tax basis of the subsequently acquired shares to the extent the sales charge is not included in the tax basis of the exchanged shares in the Fund.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities received.

In addition to reporting gross proceeds from redemptions, exchanges, or other sales of mutual fund shares, federal law requires mutual funds, such as each of the Funds, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged, or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax- deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Also, if you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

If you hold Fund shares directly, you may request that your cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining your cost basis.

Please note that you will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged, or sold. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules to you and, in particular, which cost basis calculation method you should elect. In addition, because the Funds are not required to, and in many cases do not possess the information to, take into account all possible basis, holding period, or other adjustments in reporting cost basis information to you, you also should carefully review the cost basis information provided to you by the Fund and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on your federal income tax return.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed within the meaning of Code Section 514(b) or (2) a Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund). Furthermore, if Fund shares are held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and special tax treatment, including penalties on certain excess

Part II 10-5

contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisors for more information.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more or, if you are a corporation, a loss of $10 million or more in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the IRS on Form 8886. A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, and futures, or forward contracts (or similar instruments) relating to foreign currencies or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. U.S. Treasury regulations authorized by the Code to be promulgated in the future may limit the future ability of a Fund or Underlying Fund to engage in such transactions if they are not directly related to the Fund’s investment in securities.

Certain options written or purchased by a Fund or Underlying Fund and futures contracts purchased on certain securities, indices, and foreign currencies, as well as certain forward foreign currency contracts, may cause a Fund or Underlying Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. Any gains or losses recognized on such options, futures, or forward contracts generally are considered 60% long-term and 40% short-term gains or losses.

Additionally, a Fund or Underlying Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund or Underlying Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales also may have to be distributed to satisfy the distribution requirements referred to above even though a Fund or Underlying Fund may receive no corresponding cash amounts, possibly requiring the Fund or Underlying Fund to dispose of portfolio securities or to borrow to obtain the necessary cash.

Losses on certain options, futures contracts, and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s or Underlying Fund’s risk of loss is substantially diminished by one or more options, futures contracts, or other positions) also may be deferred under the tax straddle rules of the Code, which also may affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund or Underlying Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, forward contracts, short sales, swaps, structured securities, foreign currencies, and straddles may affect the amount, timing, and character of the Fund’s income and gains or losses and, hence, its distributions to shareholders. Rules governing the tax aspects of these types of transactions are still developing and are not entirely clear in certain respects. While the Funds intend to account for such transactions in an appropriate manner, there is no guarantee that the IRS will concur with such treatment. The Funds intend to monitor developments in this area in order to maintain their qualification as regulated investment companies. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

To the extent, in accordance with its investment objectives and policies, a Fund may invest up to a substantial portion of its net assets in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of, or in default, present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default

Part II 10-6

should be allocated between principal and interest, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a Fund or an Underlying Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities, or, in general, any other securities with original issue discount (or, in certain cases as discussed below with market discount, the Fund or Underlying Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund and each Underlying Fund must distribute, at least annually, all or substantially all of its investment company taxable and tax-exempt interest income (if any), including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund or an Underlying Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods a Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, a Fund must include in income any market discount as it takes the same into account on its financial statements.

Income, proceeds, and gains received by a Fund from sources within foreign countries may, in some cases, be subject to foreign withholding or other taxes, which would reduce the yield on such investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. You may be eligible to claim federal income tax credits or deductions for your pro rata portion of qualified foreign income taxes paid by a Fund if more than 50 percent of the value of such Fund’s total assets at the close of the tax year consists of stock or securities in foreign corporations and the Fund makes an election to pass through to you the right to take the credit or deduction for such foreign taxes (not in excess of the actual tax liability). Owners of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”) investing in a Variable Fund will not be eligible to take such credit or deduction and will bear the costs of any foreign withholding or other taxes. If an Underlying Fund that is invested in by a Fund-of-Funds qualifies to pass through a federal income tax credit or deduction to its shareholders for its foreign taxes paid, a Fund-of-Funds may, in certain circumstances, also be eligible to elect to pass through the Fund’s allocable amount of such tax credit or deduction to its shareholders provided that at the close of each quarter of each taxable year at least 50 percent of the value of the Fund-of-Fund’s total assets is represented by interests in other regulated investment companies.

If a Fund is eligible to and makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by the Fund, although you will be

Part II 10-7

required to include your share of such taxes in gross income if the Fund makes the election described above, but you still will be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund or an Underlying Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund’s long-term and short-term capital gains will not be treated as income from foreign sources. If such an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If a Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections generally may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. If a Fund-of-Funds indirectly invests in passive foreign investment companies by virtue of the Fund-of-Funds’ investment in Underlying Funds, it may not make such elections; rather, the Underlying Funds directly investing in the passive foreign investment companies would decide whether to make such elections. Investments in passive foreign investment companies also could result in the treatment of capital gains from the sale of stock of such companies as ordinary income. Each Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Because it is not always possible to identify a foreign corporation as a passive foreign investment company, a Fund may incur the tax and interest charges described above in some instances.

U.S. persons who own (either directly or indirectly) more than 50% of the vote or value of a mutual fund, such as the Funds, could be required to report each year their “financial interest” in such fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult their tax advisors regarding the applicability of this reporting requirement to their individual circumstances.

You may be subject to a withholding tax on taxable dividends, capital gain distributions, and redemption payments (“backup withholding”). Generally, you will be subject to backup withholding if a Fund does not have your social security number or other certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your social security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding. Subject to certain exceptions, distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) interest-related dividends, (3) short-term capital gain dividends, and (4) exempt-interest dividends (if any) generally are not subject to withholding of U.S. federal income tax. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

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Distributions by a Fund to foreign shareholders other than capital gain dividends, interest-related dividends, short-term capital gain dividends, and exempt-interest dividends (if any) (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

While none of the Funds expects its shares will constitute U.S. real property interests, if a Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one year period, any such distribution by the Fund would not be subject to these requirements, but would be treated as an ordinary dividend regardless of whether it might otherwise have been reported as a capital gain dividend or short-term capital gain dividend and would be subject to the applicable rate of non-resident alien U.S. withholding tax.

Under Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”), a Fund may be required to withhold 30% from payments of dividends and gross redemption proceeds by the Fund to (1) certain foreign financial institutions unless they (i) enter into an agreement with the IRS to determine which (if any) of its accounts are U.S. accounts and comply with annual information reporting with respect to such accounts, (ii) comply with an applicable intergovernmental agreement (“IGA”) entered into with respect to FATCA, or (iii) demonstrate that they are otherwise exempt from reporting under FATCA, and (2) certain other foreign entities unless they (i) certify certain information about their direct and indirect U.S. owners, or (ii) demonstrate that they are otherwise exempt from reporting under FATCA. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays on or after January 1, 2019. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

Funds-of-Funds. Because each Fund-of-Funds will invest principally in shares of Underlying Funds, their distributable income and gains will normally consist substantially of distributions from Underlying Funds and gains and losses on the disposition of shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, a Fund-of-Funds will not be able to benefit from those losses until and only to the extent that (i) the Underlying Fund realizes gains that it can reduce by those losses, or (ii) the Fund-of-Funds recognizes its share of those losses (so as to offset distributions of capital gains from other Underlying Funds) when it disposes of shares of the Underlying Fund in a transaction qualifying for sale or exchange treatment. Moreover, even when a Fund-of-Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund-of-Funds will not be able to offset any capital losses from its dispositions of Underlying Fund shares against its ordinary income (including distributions derived from net short-term capital gains realized by an Underlying Fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund-of-Funds’ sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by a Fund-of-Funds at a loss and the Fund-of-Funds acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale. The wash sale rules could defer losses in the hands of a Fund-of-Funds on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

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As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund-of-Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund-of-Funds invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds. For similar reasons, the amount or timing of distributions from a Fund-of-Funds qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had a Fund-of-Funds invested directly in the securities held by the Underlying Funds.

If a Fund-of-Funds were to own 20% or more of the voting interests of an Underlying Fund, subject to a safe harbor in respect of certain fund-of-funds arrangements, the Fund-of-Funds would be required to “look through” the Underlying Fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the Underlying Fund’s assets with the Fund-of-Fund’s assets for purposes of satisfying the 25% diversification test described above.

Tax Treatment of Municipal Income Funds. Assuming that a Fund qualifies for the special tax treatment afforded to a regulated investment company, if at the close of each quarter of a taxable year of the Fund at least 50% of the value of the Fund’s total assets consists of certain obligations, the interest on which is excludible from gross income under Section 103(a) of the Code (“tax-exempt securities”), the Fund will qualify to pay “exempt-interest” dividends to its shareholders. Those dividends constitute the portion of aggregate dividends (excluding capital gains) as reported to you by a Fund, equal to the excess of the Fund’s excludible interest over certain amounts disallowed as deductions. Exempt-interest dividends paid by each Fund are generally exempt from regular federal income tax; however, the amount of such dividends must be reported on the recipient’s federal income tax return. If, at the close of each quarter of a Fund-of-Fund’s taxable year, at least 50 percent of the value of the Fund-of-Fund’s total assets is represented by interests in other regulated investment companies, the Fund-of-Fund is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying Funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any.

While each Fund of Municipal Income Fund (collectively, the “Municipal Income Funds”) endeavors to purchase only bona fide tax-exempt securities, there are risks that (i) a security issued as tax-exempt may be reclassified by the IRS, or a state tax authority, as taxable and/or (ii) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly with retroactive effect, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and, therefore, the value of a Fund, to decline.

Each Municipal Income Fund (other than AMT Free Fund, High Yield Municipal Fund, and Short Duration High Yield Municipal Bond Fund) may invest up to 20% of its net assets in certain “private activity bonds” that generate interest that constitute items of tax preference that are subject to the U.S. federal alternative minimum tax for individuals or entities that are subject to such tax. High Yield Municipal Fund and Short Duration High Yield Municipal Bond Fund may invest up to 100% of their net assets in these private activity bonds. AMT Free Fund anticipates that substantially all of its income will be exempt from the federal alternative minimum tax and does not expect to invest in such private activity bonds. Exempt-interest dividends paid by a Fund may result in or increase a corporate shareholder’s liability for the federal alternative minimum tax, regardless of whether the dividends are a tax preference item.

All dividends, other than exempt-interest dividends, are taxable whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. Each Municipal Income Fund may invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income that is not tax-exempt, such as selling or lending portfolio securities, purchasing non-municipal securities, acquiring debt obligations at a market discount, or entering into options and futures transactions. Dividends paid by a Fund from such taxable net investment income or net realized short-term capital gains are taxable to you as ordinary income. Since none of Municipal Income Funds’ income is derived primarily from sources that pay “qualified dividend income,”

Part II 10-10

distributions from each Fund’s taxable net investment income generally will not qualify for taxation at the reduced tax rates available to individuals on qualified dividend income. In addition, Municipal Income Funds generally do not expect that any of a Fund’s dividends will qualify for a dividends-received deduction that might otherwise be available to corporate shareholders.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal Income Fund may not be deductible, in whole or in part, for U.S. federal income tax purposes. The IRS may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of a Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Municipal Income Fund shares may not be an appropriate investment for “substantial users” of facilities financed by industrial development bonds, or persons related to such “substantial users.” Such persons should consult their tax advisors before investing in Fund shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Certain investment practices that Municipal Income Funds may utilize, such as investing in options, futures, interest rate swaps, credit swaps, total return swaps, and options on swaps and interest rate caps, floors, and collars, may affect the amount, character, and timing of the recognition of gains and losses by the Funds. Such transactions may, in turn, affect the amount and character of Municipal Income Fund distributions and may result in the distribution of taxable income to you.

Although interest from tax-exempt bonds is generally not excludible from income for state and local income tax purposes, many states allow you to exclude the percentage of dividends derived from interest income on obligations of the state or its political subdivisions and instrumentalities if you are a resident of that state.

Many states also allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations.

Certain states, however, may require that a specific percentage of a Fund’s income be derived from state and/or federal obligations before such dividends may be excluded from state taxable income. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on state and/or federal obligations may be excluded from state taxable income.

Tax Treatment of Variable Funds. Special rules apply to insurance company separate accounts and the Variable Funds in which such insurance company separate accounts invest. For federal income tax purposes, the insurance company separate accounts that invest in a Variable Fund will be treated as receiving the income from the Variable Fund’s distributions to such accounts, and holders of Variable Contracts generally will not be taxed currently on income or gains realized with respect to such contracts, provided that certain diversification and “investor control” requirements are met. In order for owners of Variable Contracts to receive such favorable tax treatment, diversification requirements in Section 817(h) of the Code (“Section 817(h)”) must be satisfied. To determine whether such diversification requirements are satisfied, an insurance company that offers Variable Contracts generally may “look through” to the assets of a regulated investment company in which it owns shares if, among other requirements, (1) all the shares of the regulated investment company are held by segregated asset accounts of insurance companies and (2) public access to such shares is only available through the purchase of a variable contract, in each case subject to certain limited exceptions. This provision permits a segregated asset account to invest all of its assets in shares of a single regulated investment company without being considered nondiversified, provided that the regulated investment company meets the Section 817(h) diversification requirements. This “look through” treatment typically increases the diversification of the account, because a portion of each of the assets of the Underlying Fund is considered to be held by the segregated asset account. Because each Variable Fund expects that this look-through rule will apply in determining whether the Section 817(h) diversification requirements are satisfied with respect to the variable contracts invested in the insurance company separate accounts that own shares in the Fund, each Variable Fund intends to comply with the Section 817(h) diversification requirements. If a

Part II 10-11

Variable Fund failed to qualify as a regulated investment company, the insurance company separate accounts investing in the Variable Fund would no longer be permitted to look through to the Variable Fund’s investments and, thus, would likely fail to satisfy the Section 817(h) diversification requirements.

A Variable Fund can generally satisfy the Section 817(h) diversification requirements in one of two ways. First, the requirements will be satisfied if each Variable Fund invests not more than 55 percent of the total value of its assets in the securities of a single issuer; not more than 70 percent of the value of its total assets in the securities of any two issuers; not more than 80 percent of the value of its total assets in the securities of any three issuers; and not more than 90 percent of the value of its total assets in the securities of any four issuers. Alternatively, the diversification requirements will be satisfied with respect to Variable Fund shares owned by insurance companies as investments for variable contracts if (i) no more than 55 percent of the value of the Variable Fund’s total assets consists of cash, cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies, and (ii) the Variable Fund satisfies the additional diversification requirements for qualification as a regulated investment company under Subchapter M of the Code discussed above. For purposes of the Section 817(h) diversification rule, all securities of the same issuer are considered a single investment. In the case of government securities, each United States government agency or instrumentality is generally treated as a separate issuer. In addition, to the extent any security is guaranteed or insured by the U.S. or an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable.

A Variable Fund will be considered to be in compliance with the Section 817(h) diversification requirements if it is adequately diversified on the last day of each calendar quarter. A Variable Fund that meets the diversification requirements as of the close of a calendar quarter will not be considered nondiversified in a subsequent quarter because of a discrepancy between the value of its assets and the diversification requirements unless the discrepancy exists immediately after the acquisition of any asset and is attributable, in whole or in part, to such acquisition.

If the segregated asset account investing in the Variable Fund is not adequately diversified at the required time and the correction procedure described below is not available, a Variable Contract based on the account during the specified time will not be treated as an annuity or life insurance contract within the meaning of the Code and all income accrued on the Variable Contract for the current and all prior taxable years will be subject to current federal taxation at ordinary income rates to the holders of such contracts. The Variable Contract will also remain subject to a current taxation for all subsequent tax periods regardless of whether the Fund or separate account becomes adequately diversified in future periods.

In certain circumstances, an inadvertent failure to satisfy the Section 817(h) diversification requirements can be corrected, but generally will require the payment of a penalty to the IRS. The amount of such penalty will be based on the tax the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure also could result in adverse tax consequences for the insurance company issuing the contracts.

In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of Variable Contracts. The IRS has issued rulings addressing the circumstances in which a Variable Contract holder’s control of the investments of the insurance company separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income, and gains produced by those securities would be included currently in the holder’s gross income. In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Variable Fund’s investment strategies are sufficiently broad to prevent a Variable Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Variable Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company

Part II 10-12

stocks, mortgage-backed securities, money market securities, telecommunications stocks, and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Variable Contract holder has an impermissible level of investor control over a separate account. Variable Contract holders should consult with their own tax advisors, as well as the prospectus relating to their particular Variable Contract, for more information concerning this investor control issue.

In the event that there is a legislative change or the IRS or Treasury Department issues rulings, regulations, or other guidance, there can be no assurance that a Variable Fund will be able to operate as currently described, or that a Variable Fund will not have to change its investment objective or investment policies. While a Variable Fund’s investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of the Variable Funds may be modified as necessary to prevent any prospective rulings, regulations, or legislative change from causing Variable Contract owners to be considered the owners of the shares of a Variable Fund.

For a discussion of the tax consequences to owners of Variable Contracts of Variable Fund distributions to insurance company separate accounts, please see the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you also should consult your tax advisor regarding the tax consequences of owning Variable Contracts under the federal, state, and local tax rules that apply to you.

Additional Tax Information Applicable to All Funds. The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. individual citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if (i) a court within the U.S. is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts or (ii) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares generally will depend upon the status of the owner and the activities of the pass-through entity. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts, or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax advisor regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicability of U.S. gift and estate taxes.

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

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APPENDIX A

Lord, Abbett & Co. LLC

Lord Abbett Funds

DISCLOSURE OF PORTFOLIO HOLDINGS

POLICY AND PROCEDURES

I.	Scope

Lord, Abbett & Co. LLC (“Lord Abbett”) has adopted this policy and procedures (the “Policy”) with respect to its investment advisory clients (“Clients”), including the Lord Abbett Family of Funds (each, a “Fund” and collectively, the “Funds”), to ensure that “Portfolio Holdings” (as defined below) are disclosed in a manner that is consistent with applicable legal requirements and Lord Abbett’s fiduciary duties.

II.	Policy

Lord Abbett owes a fiduciary duty to each of its Clients and must act in each Client’s best interest. Inappropriate disclosure of Portfolio Holdings could enable a third party to engage in trading activity that negatively impacts Clients. Therefore, Lord Abbett will not release Portfolio Holdings in a manner that is inconsistent with Client interests or otherwise in conflict with this Policy.

Lord Abbett will address the disclosure of Portfolio Holdings in accordance with the following principles:

A.         Unless an exception is available under the Policy, Lord Abbett will not prematurely provide Portfolio Holdings to any third party.

B.         Subject to the exceptions listed below, Lord Abbett will not disclose any information related to its potential interest in buying or selling securities or other instruments on behalf of Client accounts.

C.         Neither Lord Abbett nor any affiliate, or any Fund, may receive compensation in connection with the disclosure of Portfolio Holdings. Lord Abbett, however, may receive compensation from sponsors of managed account programs for providing data and constructing model portfolios.

III.	Portfolio Holdings Defined

The term “Portfolio Holdings” refers to any information that identifies one or more investments currently held by a Client account. Portfolio Holdings include any information that identifies the issuer of the securities or other instrument even if the security type (e.g., common stock or bond) or size of the position is not disclosed. Portfolio Holdings also includes the holdings of a model account.

IV.	Permitted Disclosure

A.	Seasoned Portfolio Holdings

Concerns about the materiality of Portfolio Holdings recede over time and the ability of a third party to misuse this information to the disadvantage of Lord Abbett and its Clients dissipates. Therefore, Lord Abbett may freely

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provide Portfolio Holdings as of any date and for any period in accordance with the following schedule (“Schedule”):

Type of Strategy	List of Top 10 Portfolio Holdings	Complete List of Portfolio Holdings
Equity and Fixed Income (except as noted below)	15 day delay	30 day delay
Micro Cap Growth and Micro Cap Value	15 day delay	Until the public release of the Portfolio Holdings in the: • Annual Report; • Semi-Annual Report; or • Form N-Q
Each Fund-of-Funds	No delay	No delay
Money Market	1 day after reporting date or period	1 day after reporting date or period

For purposes of the Policy, and Schedule above, the “Top 10 Portfolio Holdings” may include up to ten issues or issuers, complied or ranked according to any objective criteria, including (but not limited to):

•          Portfolio asset weighting;

•          Overweight or underweight in the portfolio relative to an index or other benchmark; or

•          Contribution to, or detraction from, portfolio performance, whether absolute or relative to an index or other benchmark.

Disclosure of Portfolio Holdings of each Fund-of-Funds is limited to the Fund’s investments in the underlying Funds. Disclosure of the indirect Portfolio Holdings of a Fund-of-Fund’s (i.e., the Portfolio Holdings of the underlying Funds that are indirectly held by an Asset Allocation Fund) is subject to the appropriate restrictions.

B.	Aggregate, Composite or Descriptive Information

Lord Abbett may freely disclose aggregate, composite or descriptive information about Portfolio Holdings without violation of this Policy, as long as the release of this information will not disadvantage Clients. Examples of this information include the following:

1.          Performance attribution information based on industry, sector or geographic exposure;

2.          Allocation among asset classes, regions, countries, industries or sectors;

3.          Portfolio statistical information, such as price-to-earnings ratio, yield, duration, or credit quality information; and

4.          Portfolio risk characteristics, such as standard deviation or Sharpe ratio.

V.	Authorized Exceptions

Following is a list of circumstances in which Portfolio Holdings can be disclosed in advance of the Schedule above.

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A.          Portfolio Holdings Provided to Financial Intermediaries and Service Providers, and Portfolio Evaluators and Data Providers

Lord Abbett may provide Portfolio Holdings in advance of their general public availability under the Schedule if such advance disclosure is provided to:

1.          Financial intermediaries with whom the Funds’ or the Funds’ principal underwriter, Lord Abbett Distributor LLC, has an agreement in connection with the purchase, redemption, and/or exchange of Fund shares. Lord Abbett may not provide Portfolio Holdings to such financial intermediaries more frequently than monthly, with a one day lag period.

2.          Any Fund service provider with such frequency and delay as the officers of the Fund, in consultation with Lord Abbett’s General Counsel or Chief Compliance Officer (“CCO”), or their respective designees, deem appropriate to the service being provided to the Fund. Such service providers include the Funds’ custodian, independent registered public accounting firm, legal counsel, financial printer, independent legal counsel for the Funds’ Independent Directors/Trustees, and proxy voting services vendor.

3.          Portfolio evaluators, such as Morningstar, Inc. and Lipper Analytical Services, Inc. (“Portfolio Evaluators”), which receive Portfolio Holdings and publish information regarding relative Fund performance and Portfolio Holdings.

4.          Data providers, such as Bloomberg (“Data Providers”), which are a source of statistical information, including Portfolio Holdings, to the securities markets generally.

In each case described: (a) there must be a legitimate business purpose for releasing Portfolio Holdings in advance of Lord Abbett’s release of such information to the public generally; (b) the relevant third party must have entered into a confidentiality agreement or another agreement including confidentiality provisions (“Confidentiality Agreement”) that meets the requirements of this Policy or be subject to a professional duty to maintain the confidentiality of client information; and (c) in the case of Portfolio Evaluators and Data Providers, the firm must have agreed in writing not to release Portfolio Holdings prior to this information becoming available to the general public under the Schedule above.

B.	Portfolio Holdings Provided to Advisory Clients and Related Parties

Lord Abbett may provide Portfolio Holdings of an institutional separate account Client or program sponsor of a separately managed or model-based account program (“Sponsor”) to the following:

1.          A Client (with respect to that Client’s Portfolio Holdings, or a model or representative account based on the same strategy);

2.          A consultant or other advisor to such Client (“Consultant”) pursuant to written Client direction;

3.          A Sponsor of a separately managed account program (excluding model-based managed account programs) and the financial consultants representing the Sponsor of such program, but only with respect to an actual account or accounts managed by Lord Abbett or a model portfolio that is the basis for Lord Abbett’s management of accounts in the Sponsor’s program;

4.          A Sponsor of a model-based account program (e.g., Unified Management Account program) and the financial consultants representing the Sponsor of such program, but only with respect to the model portfolio maintained by Lord Abbett and delivered to such Sponsor; and

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5.          An investment adviser or its written designee responsible for hiring Lord Abbett as a sub-adviser with respect to the Portfolio Holdings of the sub-advised account.

Lord Abbett expects each Sponsor to protect the confidentiality of the portfolio information it receives by not disclosing this information to the Sponsor’s potential clients or other third parties until the Portfolio Holdings of the related investment strategy are publicly available in accordance with the Schedule.

C.	Portfolio Holdings Provided by Investment Personnel

To the extent consistent with applicable regulatory requirements, Lord Abbett’s portfolio managers, securities analysts, and traders (collectively, “Investment Personnel”) may provide Portfolio Holdings in advance of the general public availability of the Portfolio Holdings under the Schedule, provided that:

1.          The Investment Personnel provide Portfolio Holdings solely to persons who are bona fide sources of securities or market analytical information, or broker-dealers with which Lord Abbett engages in portfolio trades (each, an “Authorized Recipient”);

2.          The Portfolio Holdings are provided solely to enhance the information and/or services provided by the Authorized Recipient, or to assist in the execution of trades and the implementation of portfolio transactions for Clients;

3.          To the extent Investment Personnel provide to an Authorized Recipient a list of 10 or more issuers representing Portfolio Holdings (“Watch List”), the following conditions are met:

i.           The Watch List is comprised solely of issuer names, tickers, or other issuer identifiers, and includes an equal or greater number of securities/issuers that are not Portfolio Holdings (but may be of interest to Lord Abbett); or

ii.          The Authorized Recipient has entered into a Confidentiality Agreement; and

4.          Lord Abbett’s Chief Investment Officer (or his designee) appropriately supervises the disclosure of Portfolio Holdings in accordance with this Section V. C.

D.	Portfolio Holdings Provided to Potential Clients and their Advisors

Potential Clients, and their advisors, including Sponsors of separately managed and model-based account programs, may request recent Portfolio Holdings for purposes of determining whether to engage Lord Abbett as investment adviser, sub-adviser or model account provider. Firms that request this type of information understand the need to maintain the confidentiality of the information and to restrict the ability of employees and third parties from acting on this information in an inappropriate manner. Lord Abbett therefore may provide such information, provided that the Potential Client and/or advisor, as the case may be, has entered into a Confidentiality Agreement.

E.	Portfolio Holdings Provided to Transition Managers

In connection with new and terminating accounts, or significant cash flows to and from existing Client accounts, Clients may choose to employ a “transition manager.” A transition manager helps to assist institutional investors with new manager assignments or significant cash flows with respect to existing relationships so as to achieve the desired portfolio exposure in a timely, risk controlled and cost effective manner. To achieve their objective, transition managers need to obtain current Portfolio Holdings. Firms that provide transition management services understand that they will receive sensitive information and recognize the need to maintain the privacy of this information and to have in place policies and procedures to avoid the misuse of this information. Therefore, Lord

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Abbett may provide Portfolio Holdings to transition managers in connection with advisory assignments or significant cash flows for existing Clients provided that the transition manager has entered into a Confidentiality Agreement.

F.	Disclosures Required by Law or Regulation

Nothing contained herein is intended to prevent the disclosure of Portfolio Holdings that is required by applicable law or regulation. For example, Lord Abbett may file any report required by applicable law or regulation, and respond to requests from any court, or law enforcement or regulatory agency, with appropriate jurisdiction.

G.	Other Disclosure

There may be situations in which Portfolio Holdings could be disclosed in a manner that is consistent with but not specifically contemplated by the Policy. Lord Abbett may provide Portfolio Holdings in these situations provided that such disclosure is consistent with the principles of this Policy and has been approved in advance by the General Counsel or the CCO, or their respective designees. In determining whether to approve such disclosure, the General Counsel and CCO (and their respective designees) shall consider: (a) whether there is a legitimate business purpose in providing this information on a selective basis; (b) the nature of the recipient of the information and whether the recipient recognizes the need or has a fiduciary or professional duty to avoid premature disclosure of this information to another third party; (c) whether it is necessary to require the recipient to enter into a Confidentiality Agreement to protect the interests of Clients; (d) the extent to which the recipient has adopted procedures to ensure that such information remains confidential and is not misused; and (e) whether such disclosure is consistent with the interests of Clients. In making these determinations, the General Counsel and CCO (and their respective designees) shall consult to the extent necessary with any Lord Abbett partner or employee.

VI.	Confidentiality Agreements

When Lord Abbett provides Portfolio Holdings pursuant to a Confidentiality Agreement under this Policy, the agreement must require that, among other things, neither the recipient nor any of its officers, employees or agents may or will take any inappropriate action based on the Portfolio Holdings provided by Lord Abbett. The Confidentiality Agreement must be executed by an authorized officer of the Fund or an authorized member of Lord Abbett, as the case may be. The Legal Department shall be responsible for reviewing and approving all Confidentiality Agreements, for maintaining these agreements and the list of parties receiving Portfolio Holdings pursuant to such agreements, and for any related disclosure of this information.

VII.	Periodic Compliance Review

The Compliance Department shall establish such procedures and conduct such oversight in assessing compliance with this Policy as the CCO deems appropriate.

VIII.	Reports to the Board

The CCO shall promptly report any material issues that may arise under this Policy to the Funds’ Boards of Directors/Trustees at the next appropriate Board meeting.

IX.	Integration with other Lord Abbett Policies

This Policy is intended to be read in connection with all applicable Lord Abbett policies, including the following:

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A.	Media Policy

Designated representatives from Lord Abbett’s Marketing Department and Investments Department may engage in discussions with representatives of the press or the media regarding general information about Lord Abbett’s investment outlook, including general information about a particular issuer, provided that any such discussions with the media comply with all applicable advertising, anti-fraud, and other rules and requirements. When speaking with the media, Lord Abbett representatives shall not disclose Lord Abbett’s current or intended trading activity and shall refrain from making any statements that are prohibited under Lord Abbett’s Media Policy.

B.	Insider Trading and Receipt of Material Non-Public Information Policy and Procedures.

Lord Abbett personnel that receive a third party’s confidential information including, but not limited to, such third party’s non-public portfolio holdings and/or current trading intentions, Lord Abbett and/or the Lord Abbett employee may be prevented from trading on such information pursuant to the terms of Lord Abbett’s “Insider Trading and Receipt of Material Non-Public Information Policy and Procedure.”

Effective Date: January 29, 2014 (revised Policy)

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APPENDIX B

Fund Portfolio Information Recipients

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under “Disclosure of Portfolio Holdings” in Part II:

Portfolio Holdings[1]
Abel/Noser Corp.	Monthly
Base-Two Investment Systems, Inc.	Daily
Becker, Burke Associates	Monthly
Berthel Schutter	Monthly
Bloomberg L.P.	Daily
Callan Associates Inc.	Monthly
Cambridge Associates LLC	Monthly
Citigroup/The Yield Book, Inc.	Daily
CJS Securities, Inc.	Daily
CL King & Associates	Monthly
Concord Advisory Group Ltd.	Monthly
CTVglobemedia f/k/a Bell GlobeMedia Publishing Co.	Monthly
Curcio Webb	Monthly
Deloitte & Touche LLP	As Requested
Edward D. Jones & Co., L.P.	Monthly
Evaluation Associates, LLC	Monthly
FactSet Research Systems, Inc.	Daily
Financial Model Co. (FMC)	Daily
Hartland & Co.	Monthly
Institutional Shareholder Services, Inc. (ISS)	Daily
Investment Technology Group (ITG)	Daily
Jeffrey Slocum & Associates, Inc.	Monthly
JP Morgan Securities, Inc.	Monthly
Lipper Inc., a Reuters Company	Monthly
Longbow Research	Monthly
Merrill Lynch, Pierce, Fenner & Smith, Incorporated	Monthly
Morningstar Associates, Inc., Morningstar, Inc.	Daily
MSCI Barra	Daily
Muzea Insider Consulting Services	Weekly
Nock, Inc.	Daily
Pierce Park Group	Monthly
Reuters America LLC	Daily
Rocaton Investment Advisors, LLC	Monthly
Rogerscasey	Monthly
Ropes & Gray LLP	As Requested
SG Constellation LLC	Daily
State Street Corporation	Daily
Sungard Expert Solutions, Inc.	Daily
The Marco Consulting Group	Monthly
Towers Watson Investment Services, Inc. f/k/a Watson Wyatt Worldwide	Monthly
Wall Street Source	Daily
[1]	Each Fund may provide its portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a daily, monthly, or calendar quarterly basis for the purpose of performing their own analyses with respect to the Fund within one day following each calendar period end.
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APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES

THE LORD ABBETT FAMILY OF FUNDS

LORD, ABBETT & CO. LLC

1	Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

2	Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee comprises Lord Abbett’s Chief Investment Officer and members of its Investment, Operations, and Legal and Compliance Departments. Proxy voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has implemented the following approach to the proxy voting process:

•	In cases where we deem any client’s position in a company to be material,[1] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•	In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Service Provider (defined below), or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•	Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

[1]	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.
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•	When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

3	Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.2 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.

Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. Such due diligence may be conducted in Lord Abbett’s offices or at the Proxy Service Provider’s offices. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.

4	Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

•	Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] (the “Proxy Committees”) and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Funds’ Proxy Committees regarding the company.

•	Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in

[2]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.
[3]	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.
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shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.

If a Fund owns shares of a company with such a business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members, but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the Funds’ Proxy Committees its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.

Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Funds’ Conflict Shares.

•	To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the Investment Department acting on behalf of the second account. The Chief Administrative Officer, members of an investment team, members of the Proxy Policy Committee, and members of the Proxy Group may seek guidance from Lord Abbett’s Investment Conflicts Committee with respect to any potential conflict of interest arising out of the holdings of multiple clients.

5	Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant. For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft-Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO rather than the guidelines described below unless instructed otherwise by the client.

5.1	Auditors

Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

5.2	Directors

5.2.1	Election of directors

The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett

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believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

5.2.2	Majority voting

Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

5.2.3	Board classification

A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

5.2.4	Independent board and committee members

An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.2.5	Independent board chairman

Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means,

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such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

5.3	Compensation and Benefits

5.3.1	General

In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

5.3.2	Incentive compensation plans

An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Service Provider regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

5.3.3	Say on pay

“Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

5.3.4	Pay for performance

“Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate

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such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.3.5	Clawback provisions

A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

5.3.6	Anti-gross-up policies

Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

5.3.7	Severance agreements and executive death benefits

Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

5.3.8	Executive pay limits

Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

5.3.9	Employee stock purchase plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

Part II C-6

5.4	Corporate Matters

5.4.1	Charter amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

5.4.2	Changes to capital structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

5.4.3	Reincorporation

We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

5.4.4	Mergers, acquisitions, and restructurings

A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

5.5	Anti-Takeover Issues and Shareholder Rights

5.5.1	Proxy access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett evaluates proposals that seek to allow proxy access based on the merits of each situation.

Part II C-7

5.5.2	Shareholder rights plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

5.5.3	Chewable pill provisions

A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

5.5.4	Anti-greenmail provisions

An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.5.5	Fair price provisions

A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.5.6	Rights to call special shareholder meetings

Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

5.5.7	Supermajority vote requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more

Part II C-8

difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

5.5.8	Cumulative voting

Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

5.5.9	Confidential voting

In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

5.5.10	Reimbursing proxy solicitation expenses

Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

5.5.11	Transacting other business

Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

5.6	Social, Political, and Environmental Issues

Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

5.7	Share Blocking

Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

6	Document Revision History

Amended: February 28, 2018

History of Amendments to the Proxy Voting Policies and Procedures

Part II C-9

Adopted:	September 17, 2009
Amended:	September 14, 2010
March 10, 2011
September 13, 2012
September 19, 2014
September 17, 2015
February 25, 2016
September 15, 2016
September 20, 2017

February 28, 2018

Part II C-10

APPENDIX D

Description of Corporate Bond Ratings

Moody’s Long-Term Rating Scale
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Short-Term Rating Scale
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Long-Term Issue Credit Ratings
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
Part II D-1

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB B CCC CC C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

S&P Short-Term Issue Credit Ratings
A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
Part II D-2

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Fitch Long-Term Corporate Finance Obligations Credit Rating Scale
AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate a very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Part II D-3

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon the recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk that is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Fitch Short-Term Ratings Assigned to Issuers and Obligations
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

(040118)

Part II D-4

LORD ABBETT INVESTMENT TRUST

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)	Articles of Incorporation.

(i)	Declaration and Agreement of Trust, as amended. Amendments to Declaration and Agreement of Trust incorporated by reference to Post-Effective Amendment Nos. 14, 28, 32, 35, 36, and 37 to the Registrant’s Registration Statement on Form N-1A filed on April 14, 1998, August 1, 2000, March 29, 2002, June 26, 2003, March 31, 2004, and August 19, 2004, respectively.

(ii)	Amendment to Declaration and Agreement of Trust dated November 16, 1994. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(iii)	Amendment to Declaration and Agreement of Trust dated December 14, 1995. Incorporated by to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(iv)	Amendment to Declaration and Agreement of Trust dated June 19, 1996. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(v)	Amendment to Declaration and Agreement of Trust dated October 21, 1998. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(vi)	Amendment to Declaration and Agreement of Trust dated January 20, 1999. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(vii)	Amendment to Declaration and Agreement of Trust dated May 19, 1999. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(viii)	Amendment to Declaration and Agreement of Trust dated April 12, 2001. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on March 31, 2005.

(ix)	Amendment to Declaration and Agreement of Trust dated April 20, 2004. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(x)	Amendment to Declaration and Agreement of Trust dated June 23, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

(xi)	Amendment to Declaration and Agreement of Trust effective July 1, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

(xii)	Amendment to Declaration and Agreement of Trust effective June 22, 2006. Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2006.

(xiii)	Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(xiv)	Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(xv)	Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(xvi)	Amendment to Declaration and Agreement of Trust dated September 11, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(xvii)	Amendment to Declaration and Agreement of Trust dated September 11, 2007. Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2007.

(xviii)	Amendment to Declaration and Agreement of Trust Effective December 14, 2007. Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

(xix)	Amendment to the Declaration and Agreement of Trust dated December 15, 2010. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on February 4, 2011.

(xx)	Amendment to Declaration and Agreement of Trust dated January 27, 2011. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on February 4, 2011.

(xxi)	Amendment to Declaration and Agreement of Trust dated October 24, 2013. Incorporated by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2014.

(xxii)	Amendment to Declaration and Agreement of Trust dated November 6, 2014. Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2015.

(xxiii)	Amendment to Declaration and Agreement of Trust dated September 17, 2015. Incorporated by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on September 17, 2015.

(xxiv)	Amendment to Declaration and Agreement of Trust dated July 28, 2016. Incorporated by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2016.

(xxv)	Amendment to Declaration and Agreement of Trust dated November 3, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(xxvi)	Amendment to Declaration and Agreement of Trust dated December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(xxvii)	Amendment to Declaration and Agreement of Trust dated December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(xxviii)	Amendment to Declaration and Agreement of Trust dated February 16, 2017. Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on February 23, 2017.

(xxix)	Amendment to Declaration and Agreement of Trust dated October 26, 2017. Filed herein.

(b)	By-Laws. Amended and Restated By-Laws dated September 20, 2017. Incorporated by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on January 12, 2018.

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)	Investment Advisory Contracts.

(i)	Management Agreement dated October 20, 1993.*

(ii)	Addendum to Management Agreement dated October 20, 1993.*

(iii)	Addendum to Management Agreement dated November 16, 1994.*

(iv)	Addendum to Management Agreement dated July 8, 1996. *

(v)	Addendum to Management Agreement dated December 12, 1997.*

(vi)	Addendum to Management Agreement dated March 16, 1998.*

(vii)	Addendum to Management Agreement dated October 21, 1998.*

* Incorporated by reference to Post-Effective Amendment No. 32 to Form N-1A, filed on March 29, 2002.

(viii)	Addendum to Management Agreement dated June 30, 2003. Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A filed on March 31, 2004.

(ix)	Addendum to Management Agreement dated March 11, 2004 (Balanced Series). Incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A filed on August 19, 2004.

(x)	Addendum to Management Agreement dated December 1, 2004. Incorporated by reference to Post- Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

(xi)	Addendum to Management Agreement dated June 29, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

(xii)	Addendum to Management Agreement dated December 1, 2005. Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

(xiii)	Addendum to Management Agreement dated June 29, 2006 (Diversified Equity Strategy Fund). Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2006.

(xiv)	Addendum to Management Agreement dated December 14, 2007 (Floating Rate Fund). Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

(xv)	Addendum to Management Agreement dated December 14, 2007 (Short Duration Income Fund).

Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

(xvi)	Addendum to Management Agreement dated April 20, 2011 (Inflation Focused Fund). Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed on April 19, 2011.

(xvii)	Addendum to Management Agreement dated April 1, 2013 (Convertible Fund). Incorporated by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2013.

(xviii)	Addendum to Management Agreement dated April 1, 2015 (Income Fund). Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2015.

(xix)	Addendum to Management Agreement dated December 1, 2015 (Lord Abbett Core Plus Bond Fund). Incorporated by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A filed on November 25, 2015.

(xx)	Addendum to Management Agreement dated April 1, 2016 (Lord Abbett Income Fund). Incorporated by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2016.

(xxi)	Addendum to Management Agreement dated October 11, 2016 (Lord Abbett Ultra Short Bond Fund). Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

(xxii)	Addendum to Management Agreement dated March 31, 2017 (Lord Abbett Corporate Bond Fund). Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(xxiii)	Addendum to Management Agreement dated March 31, 2017 (Lord Abbett Short Duration Core Bond Fund). Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(xxiv)	Expense Limitation Agreement effective April 1, 2018 (Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Short Duration Core Bond Fund, Lord Abbett Total Return Fund, Lord Abbett Ultra Short Bond Fund). Filed herein.

(xxv)	Addendum to Management Agreement dated April 1, 2018 (Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Total Return Fund). Filed herein.

(e)	Underwriting Contracts. Distribution Agreement. Incorporated by reference to Exhibit 99.23I to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on March 29, 2002.

(f)	Bonus or Profit Sharing Contract. None.

(g)	Custodian Agreements.

(i)	Custodian Agreement dated as of November 1, 2001 (including updated Exhibit A dated as October 11, 2016). Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

(ii)	Amended Exhibit A dated March 31, 2017 to Custodian Agreement dated November 1, 2001. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(iii)	Amendment to Custodian Agreement dated June 21, 2017. Incorporated by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on January 12, 2018.

(h)	Other Material Contracts.

(i)	Agency Agreement dated January 1, 2017, including Schedule A dated as of January 1, 2017. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(ii)	Amended Schedule A dated March 31, 2017 to Agency Agreement dated January 1, 2017. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(iii)	Letter Amendment dated as of November 28, 2017 to the Agency Agreement dated January 1, 2017. Incorporated by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on January 12, 2018.

(iv)	Letter Amendment dated March 13, 2018 to Agency Agreement dated January 1, 2017. Filed herein.

(v)	Amended and Restated Administrative Services Agreement as of May 1, 2016. Incorporated by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2016.

(vi)	Amendment #1 to the Amended and Restated Administrative Services Agreement dated October 11, 2016. Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

(vii)	Amendment #2 to the Amended and Restated Administrative Services Agreement dated November 30, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(viii)	Amendment #3 to the Amended and Restated Administrative Services Agreement dated March 31, 2017. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(i)	Legal Opinion.

(i)	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, relating to Class A, B, C, F, I, P, R2, R3, R4, R5, and R6 shares, as applicable (All funds except Lord Abbett Corporate Bond Fund, Lord Abbett Short Duration Core Bond Fund, and Lord Abbett Ultra Short Bond Fund). Incorporated by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2016.

(ii)	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, relating to Class A, F, I, R5, and R6 shares (Lord Abbett Corporate Bond Fund, Lord Abbett Short Duration Core Bond Fund, and Lord Abbett Ultra Short Bond Fund). Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

(iii)	Opinion of Richards, Layton & Finger, P.A. relating to Class A, C, F, F3, I, R2, R3, R4, R5, R6, and T shares (Lord Abbett Corporate Bond Fund and Lord Abbett Short Duration Core Bond Fund). Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(iv)	Opinion of Richards, Layton & Finger, P.A. relating to Class T and F3 shares (All funds except Lord Abbett Corporate Bond Fund and Lord Abbett Short Duration Core Bond Fund). Incorporated by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2017.

(j)	Other Opinion. Consent of Deloitte & Touche LLP. Filed herein.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	Rule 12b-1 Plan.

(i)	Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated December 15, 2016 with amended Schedule A dated December 15, 2016 and Schedule B dated as of December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(ii)	Amended Schedule A dated March 31, 2017 to Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement dated December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(n)	Rule 18f-3 Plan. Amended and Restated Rule 18f-3 Plan with amended Schedule A as of February 28, 2018 pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. Filed herein.

(o)	Reserved.

(p)	Code of Ethics dated as of April 2017. Incorporated by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2017.

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

The Registrant is a Delaware statutory trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant’s Declaration and Agreement of Trust at Section 4.3 relating to indemnification of trustees, officers, etc. states the following:

The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a trustees’ and officers’ errors and omissions liability insurance policy protecting trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 31. Business and Other Connections of the Investment Adviser.

Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett. The principal business address of each partner is c/o Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None.

Item 32. Principal Underwriters.

(a)	Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Equity Trust
Lord Abbett Global Fund, Inc.
Lord Abbett Mid Cap Stock Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett Securities Trust
Lord Abbett Series Fund, Inc.
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

(b)	Lord Abbett Distributor LLC is a wholly owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

Name and Principal Business Address*	Positions and Offices with Lord Abbett Distributor LLC	Positions and Offices with the Registrant

Daria L. Foster	Chief Executive Officer	President and Chief Executive Officer

Lawrence H. Kaplan	General Counsel	Vice President and Secretary

Bernard Doucette	Chief Financial Officer	N/A

Joseph M. McGill	Chief Compliance Officer	Chief Compliance Officer

* Each officer has a principal business address of: 90 Hudson Street, Jersey City, New Jersey, 07302.

(c)	Not applicable

Item 33. Location of Accounts and Records.

Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 34. Management Services.

None

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 28th day of March, 2018.

LORD ABBETT INVESTMENT TRUST

BY:	/s/ Brooke A. Fapohunda
Brooke A. Fapohunda
Vice President and Assistant Secretary

BY:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

James L.L. Tullis*	Chairman and Trustee	March 28, 2018
James L.L. Tullis*

Daria L. Foster*	President, CEO, and Trustee	March 28, 2018
Daria L. Foster

Eric C. Fast*	Trustee	March 28, 2018
Eric C. Fast

Evelyn E. Guernsey*	Trustee	March 28, 2018
Evelyn E. Guernsey

Julie A. Hill*	Trustee	March 28, 2018
Julie A. Hill

Franklin W. Hobbs*	Trustee	March 28, 2018
Franklin W. Hobbs

Kathleen M. Lutito*	Trustee	March 28, 2018
Kathleen M. Lutito

James M. McTaggart*	Trustee	March 28, 2018
James M. McTaggart

Karla M. Rabusch*	Trustee	March 28, 2018
Karla M. Rabusch

Mark A. Schmid*	Trustee	March 28, 2018
Mark A. Schmid

Douglas B. Sieg*	Trustee	March 28, 2018
Douglas B. Sieg

*By:	/s/ Brooke A. Fapohunda
Brooke A. Fapohunda
Attorney-in-Fact*

POWER OF ATTORNEY

Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, Lawrence B. Stoller, and Brooke A. Fapohunda, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee (including Registration Statements on Forms N-1A and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated as of January 1, 2018.

Signatures	Title

Chairman and
/s/ James L.L. Tullis	Director/Trustee
James L.L. Tullis
President, CEO
/s/ Daria L. Foster	and Director/Trustee
Daria L. Foster

/s/ Eric C. Fast	Director/Trustee
Eric C. Fast

/s/ Evelyn E. Guernsey	Director/Trustee
Evelyn E. Guernsey

/s/ Julie A. Hill	Director/Trustee
Julie A. Hill

/s/ Franklin W. Hobbs	Director/Trustee
Franklin W. Hobbs

/s/ Kathleen M. Lutito	Director/Trustee
Kathleen M. Lutito

/s/ James M. McTaggart	Director/Trustee
James M. McTaggart

/s/ Karla M. Rabusch	Director/Trustee
Karla M. Rabusch

/s/ Mark A. Schmid	Director/Trustee
Mark A. Schmid

/s/ Douglas B. Sieg	Director/Trustee
Douglas B. Sieg

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.